CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.

                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

         We are pleased to invite you to attend a joint special meeting (the "Special Meeting") of the shareholders of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund") and Credit Suisse Global Technology Fund, Inc. (the "Global Technology Fund" and, together, the "Acquired Funds"). The Board of Directors of each of the Acquired Funds has recently reviewed and unanimously endorsed separate proposals for each of the Acquired Funds to be acquired by Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"). The Acquiring Fund is a fund managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposals, the Acquiring Fund would acquire all of the assets and liabilities of each of the Acquired Funds. Shareholders of the Acquired Funds are also being asked to approve certain other matters that have been set forth in the Acquired Funds' Notice of Special Meeting.

         Important Information About the Acquisitions
         --------------------------------------------

         The shareholders of the Global Health Sciences Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Health Sciences Plan") pursuant to which the acquisition of the Global Health Sciences Fund by the Acquiring Fund (the "Global Health Sciences Acquisition") would be effected. The shareholders of the Global Technology Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Technology Plan" and, together with the Global Health Sciences Plan, the "Plans") pursuant to which the acquisition of the Global Technology Fund by the Acquiring Fund (the "Global
Technology Acquisition" and, together with the Global Health Sciences Acquisition, the "Acquisitions") would be effected. The Board of the Global Health Sciences Fund, the Board of the Global Technology Fund and CSAM believe that the relevant Acquisition is in the best interests of the relevant Acquired Fund and its shareholders.

         As noted and further described in the attached Prospectus/Proxy Statement, the Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL HEALTH SCIENCES FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE

COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL HEALTH SCIENCES FUND IS A SECTOR FUND THAT FOCUSES ON EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

         As noted and further described in the attached Prospectus/Proxy Statement, the Global Technology Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL TECHNOLOGY FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR
(II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL TECHNOLOGY FUND IS A SECTOR FUND THAT INVESTS IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

         CSAM is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and the Acquired Funds under substantially identical sub-advisory agreements. Abbott Capital Management ("Abbott") provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds. Abbott is responsible for managing the Acquiring Fund's investments in private equity funds. The Acquiring Fund has the same Board of Directors, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Funds. The closing of the Acquisition (the "Closing Date") is expected to be on or about August 8, 2003.

         If shareholders of the Global Health Sciences Fund approve the Global Health Sciences Plan, the Global Health Sciences Fund will be liquidated upon consummation of the Global Health Sciences Acquisition and subsequently dissolved. If shareholders of the Global Technology Fund approve the Global Technology Plan, the Global Technology Fund will be liquidated upon consummation of the Global Technology Acquisition and subsequently dissolved. Shareholders should note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in the attached Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in the Prospectus/Proxy Statement, even if the shareholders of the other

Acquired Fund have not approved their fund's Acquisition. In the event your Plan is not approved, you will continue to be a shareholder of your fund and the Board of your fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Upon consummation of an Acquisition, shareholders of the relevant Acquired Fund will become shareholders of the Acquiring Fund, having received Class A shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in his or her fund immediately prior to the relevant Acquisition. No sales or other charges will be imposed in connection with the Acquisitions. Each Acquisition will, in the opinion of counsel, be free of federal income taxes to you, the Acquiring Fund and, except for taxes regularly attributable to the close of its taxable year, each of the Acquired Funds. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisitions.

                                      * * *

         The Special Meeting will be held on August 1, 2003 to consider the Acquisitions and the other matters set forth in the Acquired Funds' Notice of Special Meeting. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

         Detailed information about the proposals is described in the attached Prospectus/Proxy Statement. THE BOARD MEMBERS OF EACH OF THE ACQUIRED FUNDS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND SET FORTH IN THE NOTICE OF SPECIAL MEETING. On behalf of the Boards of each of the Acquired Funds, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Acquired Funds' proxy solicitor, Attn: Dominic F. Maurillo, at 1-212-809-8839. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-(800)-290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Funds record proxies by telephone or through the Internet, they will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

         Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

       If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at 1-(800)-290-6424 who will be pleased to assist you.

    IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.



Sincerely,


/s/ Hal Liebes

Hal Liebes
Vice President and Secretary
of the Acquired Fund

June 16, 2003

                                                                   June 16, 2003

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposals you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

     Q:   WHAT IS HAPPENING?

          A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine, in separate transactions, the assets of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund") and Credit Suisse Global Technology Fund, Inc. (the "Global Technology
          Fund" and, together with the Global Health Sciences Fund, the "Acquired Funds"), with Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"), with the Acquiring Fund surviving the acquisition.

          The shareholders of the Global Health Sciences Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Health Sciences Plan") for the assets and liabilities of the Global Health Sciences Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Global Health Sciences Acquisition"). The shareholders of the Global Technology Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Global Technology Plan" and, together with the Global Health Sciences Plan, the "Plans") for the assets and liabilities of the Global Technology Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Global Technology Acquisition" and, together with the Global Health Sciences Acquisition, the "Acquisitions").

          If each Plan is approved and each Acquisition consummated, you would no longer be a shareholder of the Global Health Sciences Fund or the Global Technology Fund, as the case may be, but would become a shareholder of the Acquiring Fund.

     Q:   WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

     A: As noted and further described in the attached Prospectus/Proxy Statement, the Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL HEALTH SCIENCES FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY

          AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL HEALTH SCIENCES FUND IS A SECTOR FUND THAT FOCUSES ON EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

          As noted and further described in the attached Prospectus/Proxy Statement, the Global Technology Fund has a similar investment objective as the Acquiring Fund. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL TECHNOLOGY FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGE OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL TECHNOLOGY FUND IS A SECTOR FUND THAT INVESTS IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

          CSAM is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and each of the Acquired Funds under substantially identical sub-advisory agreements. Abbott Capital Management ("Abbott") provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds. Abbott is responsible for managing the Acquiring Fund's investments in private equity funds. The Acquiring Fund has the same Board of Directors, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as each Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about August 8, 2003.

     Q:   WHAT WILL HAPPEN TO FUND EXPENSES?

     A: The Acquisitions are expected to result in slightly lower gross annual operating expenses for the Global Health Sciences Fund's shareholders and the Global Technology Fund's shareholders. Due to the impact of voluntary fee waivers and expense reimbursements or credits, the net annual operating expenses of the Global Health Sciences Fund's shareholders are expected to increase by 0.06% while the net annual operating expenses of the Global Technology Fund's shareholders are expected to remain the same. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time. The Acquiring Fund pays CSAM a management fee of 1.25% of its average daily net assets while each of the Acquired Funds pays CSAM a management fee of 1.00% of its average daily net assets. In addition, the Global Technology Fund pays CSAMSI a co-administrative service fee of .05% of the first $125 million of average daily net assets and .10% of average daily net assets over $125 million. The Acquiring Fund pays CSAMSI a co-administrative service fee of .10% of average daily net assets. These management and co-administrative service fees are reflected in the gross and net expense ratios discussed above. Please see the enclosed Prospectus/Proxy Statement for information on the comparative fees and expenses (including pro forma expenses) of the Funds.

     Q:   WHAT ARE THE BENEFITS OF THE TRANSACTION?

     A: The Board of Directors of each of the Acquired Funds (the "Board" or "Boards") believe that their respective shareholders may benefit from the proposed Acquisitions, in part, because each Acquisition will result in a single larger fund (i.e., the Acquiring Fund). Each of the proposed Acquisitions may result in efficiencies due to a larger asset base. In addition, by in effect eliminating the Global Health Sciences Fund's policy of concentrating on health sciences companies and the Global Technology Fundpolicy of concentrating on technology companies, the transactions will expand the universe of available investments, with the potential for increased return. The potential risks associated with investing in a single sector may also be mitigated. As noted above, the Acquiring Fund may invest in start-up and other small companies. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be unavailable. The following pages give you additional information on the proposed Acquisitions on which you are being asked to vote.

     Q:   WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

     A: Each Acquisition is expected to be a generally tax-free event. Shareholders of the Acquired Funds will generally not recognize a gain or loss on the conversion from their respective fund to the Acquiring Fund.

          The holding period and aggregate tax basis of Acquiring Fund shares received by a shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Acquired Fund shares. Shareholders will recognize gain or loss if they sell (or exchange) their shares in their fund before the relevant Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the relevant Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the relevant Acquisition. Each of the Acquired Funds will pay a dividend of any undistributed net investment company taxable income and capital gains, which may be substantial, immediately prior to the Closing Date. Please note that qualifying retirement accounts are exempt from such tax consequences.

     Q:   WHAT HAPPENS IF MY PLAN IS NOT APPROVED?

     A: In the event your Plan is not approved, you will continue to be a shareholder of your fund and the Board of your fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders. Please note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in the attached Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in the attached Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition.

     Q:   ARE THERE OTHER PROPOSALS BEING PRESENTED?

     A: Yes. You are also being asked to (i) elect Directors to the Board of your fund, (ii) consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Funds, and
          (iii) change the investment objectives of the Acquired Funds from fundamental to non-fundamental. Shareholders of the Global Technology Fund are also being asked to (i) approve a new advisory agreement and
          (ii) approve the retention of fees paid or payable to CSAM for the period April 18, 2000 through the effective date of the new advisory agreement.

     Q:   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

     A: AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF EACH OF THE ACQUIRED FUNDS, INCLUDING THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) RECOMMEND THAT YOU VOTE FOR THE PROPOSALS RELATING TO YOUR FUND.

     Q:   WHOM DO I CALL FOR MORE INFORMATION?

     A: Please call D.F. King & Co., Inc., the Acquired Funds' proxy solicitor, at 1-(800)-290-6424.

     Q:   HOW CAN I VOTE MY SHARES?

     A:   Please choose one of the following options to vote your shares:

          o    By mail, with the enclosed proxy card;

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Funds' proxy solicitor, at 1-(800)-290-6424;

          o By faxing the enclosed proxy card to D.F. King & Co., Inc., at 1-212-809-8839;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the Special Meeting.

          Q:   WILL THE ACQUIRED FUNDS PAY FOR THIS PROXY SOLICITATION?

          A: CSAM or its affiliates will bear the costs associated with the proxy solicitation for the approval of the Plans, and, for the Global Technology Fund, the approval of the new advisory agreement with CSAM and the retention of advisory fees paid or payable to CSAM. The Acquired Funds will bear the costs of the proxy solicitation associated with the remaining proposals.

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 1, 2003

--------------------------------------------------------------------------------

         Notice is hereby given that a Joint Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund"), and Credit Suisse Global Technology Fund, Inc. (the "Global Technology Fund"and, together with the Global Health Sciences Fund, the "Acquired Funds"), will be held at the offices of the Acquired Funds, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on August 1, 2003, commencing at 1:00 p.m. for the following purposes:

          1. GLOBAL HEALTH SCIENCES FUND SHAREHOLDERS ONLY: The shareholders of the Global Health Sciences Fund are being asked to approve an Agreement and Plan of Reorganization (the "Global Health Sciences Plan") providing that (i) the Global Health Sciences Fund would transfer to Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund"), all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Global Health Sciences Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Global Health Sciences Fund in liquidation of the Global Health Sciences Fund, and (iii) the Global Health Sciences Fund would subsequently be dissolved;

          2. GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: The shareholders of the Global Technology Fund are being asked to approve an Agreement and Plan of Reorganization (the "Global Technology Plan") providing that (i) the Global Technology Fund would transfer to the Acquiring Fund, all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Global Technology Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Global Technology Fund in liquidation of the Global Technology Fund, and
               (iii) the Global Technology Fund would subsequently be dissolved;

          3.   BOTH ACQUIRED FUNDS: To elect Directors;

       4(a). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: To approve a new investment advisory agreement between the Global Technology Fund and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser");

       4(b). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: to approve the retention or payment of fees paid or payable to CSAM for the period April 18, 2000 through the effective date of the proposed new advisory agreement;

          5. BOTH ACQUIRED FUNDS: To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Funds;

          6. BOTH ACQUIRED FUNDS: To change investment objectives of the Acquired Funds from fundamental to non-fundamental; and

          7. BOTH ACQUIRED FUNDS: To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

         THE BOARD OF DIRECTORS (THE "BOARD" OR "BOARDS"), OF EACH OF THE ACQUIRED FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS RELATING TO YOUR FUND.

         The Boards of each of the Acquired Funds have fixed the close of business on June 9, 2003 as the record date for the determination of shareholders of the Acquired Funds entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

          o    By mail, with the enclosed proxy card(s);

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Funds' proxy solicitor, at 1-(800)-290-6424;

          o By faxing the enclosed proxy card to D.F. King & Co., Inc., at 1-212-809-8839;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the Special Meeting.

       If you have any questions regarding any of the proposals, please feel free to call D.F. King & Co., Inc. at 1-(800)-290-6424.

       SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO
(A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1-(800)-290-6424, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD(S) TO D.F. King &Co., Inc. AT 1-212-809-8839, SO THAT THEIR

SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE RESPECTIVE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         By Order of the Board of Directors of the Acquired Funds,

         /s/ Hal Liebes

         Hal Liebes
         Vice President and Secretary
         of the Acquired Funds

         June 16, 2003



            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          4.   Registration                         Valid Signatures
               ------------                         ----------------

         Corporate Accounts

         (1)  ABC Corp.                            ABC Corp.

         (2)  ABC Corp.                            John Doe, Treasurer

         (3)  ABC Corp.
              c/o John Doe, Treasurer              John Doe

         (4)  ABC Corp. Profit Sharing Plan        John Doe, Trustee
              Trust Accounts

         (1)  ABC Trust.                           Jane B. Doe, Trustee

         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                       Jane B. Doe

         Custodial or Estate Accounts

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA        John B. Smith

         (2)  John B. Smith                        John B. Smith, Jr., Executor

                       THIS PAGE INTENTIONALLY LEFT BLANK

                           PROSPECTUS/PROXY STATEMENT
                                  JUNE 16, 2003

                                 PROXY STATEMENT
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 927-2874

                                   PROSPECTUS
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 927-2874

         This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund"), an open-end, non-diversified management investment company organized as a Maryland corporation, and to shareholders of Credit Suisse Global Technology Fund, Inc., an open-end, non-diversified management investment company organized as a Maryland corporation (the "Global Technology Fund" and, together with the Global Health Sciences Fund, the "Acquired Funds") in connection with the solicitation of proxies by each fund's Board of Directors (the "Board" or "Boards") for use at a Joint Special Meeting of Shareholders to be held on August 1, 2003 at 1:00 p.m. (the "Special Meeting"), at the offices of the Acquired Funds located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposals to be considered are set forth below:

          1. GLOBAL HEALTH SCIENCES FUND SHAREHOLDERS ONLY: To approve an agreement and plan of reorganization applicable to the Global Health Sciences Fund (the "Global Health Sciences Plan");

          2. GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: To approve an agreement and plan of reorganization applicable to the Global Technology Fund (the "Global Technology Plan");

          3.   BOTH ACQUIRED FUNDS: To elect Directors;

       4(a). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: to approve a new investment advisory agreement between the Global Technology Fund and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser");

       4(b). GLOBAL TECHNOLOGY FUND SHAREHOLDERS ONLY: to approve the retention or payment of fees paid or payable to CSAM for the period April 18, 2000 through the effective date of the proposed new advisory agreement;

          5. BOTH ACQUIRED FUNDS: To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Acquired Funds;

          6. BOTH ACQUIRED FUNDS: To change investment objectives of the Acquired Funds from fundamental to non-fundamental; and

          7. BOTH ACQUIRED FUNDS: To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

         Pursuant to the Global Health Sciences Plan and the Global Technology Plan (collectively, the "Plans"), each Acquired Fund would transfer to Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund" and, together with the Acquired Funds, the "Funds"), an open-end, diversified management investment company organized as a Maryland corporation, all of such fund's assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of such fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of an Acquired Fund in liquidation of such Acquired Fund; and such Acquired Fund would subsequently be dissolved (each an "Acquisition" and collectively, the "Acquisitions").

         As noted and further described herein, the Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Health Sciences Fund is capital appreciation and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL HEALTH SCIENCES FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL HEALTH SCIENCES FUND IS A SECTOR FUND THAT FOCUSES ON EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

         As noted and further described in the attached Prospectus/Proxy Statement, the Global Technology Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Technology Fund is long-
         term appreciation of capital and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL TECHNOLOGY FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL TECHNOLOGY FUND IS A SECTOR FUND THAT INVESTS IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

         Credit Suisse Asset Management, LLC ("CSAM") is the investment adviser for each of the Funds. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and to each of the Acquired Funds under substantially identical sub-advisory agreements. Abbott Capital Management ("Abbott") provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds. Abbott is responsible for managing the Acquiring Fund's investments in private equity funds. Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for each of the Acquired Funds. In addition, the Acquiring Fund has the same Board of Directors, distributor, custodian, transfer agent, independent accountant and counsel as each of the Acquired Funds.

         As a result of the proposed Acquisitions, shareholders of each of the Acquired Funds will receive that number of load-waived Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of his or her fund immediately prior to the Acquisition. The expenses of each Acquisition and the costs associated with the solicitations for approval of the Plans will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Funds in connection with the Acquisitions. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund without a sales charge being assessed. Both transactions are structured to be tax-free for Federal income tax purposes to shareholders of the Acquired Fund and the Acquiring Fund.

       This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about June 23, 2003. A Statement of Additional Information, dated June 13, 2003, relating to this Prospectus/Proxy Statement and the Acquisitions, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at Credit Suisse Funds, P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1 (800) 927-2874.

         The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

          o The current Class A Prospectus of the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof. The Acquiring Fund's Class A Prospectus accompanies this Prospectus/Proxy Statement.

          o The current Common Class and Class A Prospectuses of the Global Health Sciences Fund, each dated December 11, 2002 (both as revised on December 16, 2002), each as supplemented as of the date hereof. Copies may be obtained without charge by writing to Credit Suisse Funds, P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-(800) 927-2874.

          o The current Common Class and Class A Prospectuses of the Global Technology Fund, each dated January 1, 2003, each as supplemented as of the date hereof. Copies may be obtained without charge by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 of this Prospectus/Proxy Statement or by calling 1-(800) 927-2874.

          o The Annual Report of each of the Global Health Sciences Fund and of the Global Technology Fund for the fiscal year ended August 31, 2002; the Semi-Annual Report of each of the Global Health Sciences Fund and the Global Technology Fund for the semi-annual period ended February 28, 2003. Copies may be obtained without charge by writing to Credit Suisse Funds, P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-(800) 927-2874.

          o The Annual Report of the Acquiring Fund for the fiscal year ended October 31, 2002. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

         Accompanying this Prospectus/Proxy Statement as Exhibits A-1 and A-2 are copies of the form of each Plan for the proposed Acquisitions.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

PROPOSALS 1 AND 2 - APPROVAL OF THE PLANS                                      8

A. Summary                                                                     8

B. Risk Factors                                                               13

C. Reasons for the Acquisitions                                               14

D. Fee Tables                                                                 16

E. Information About the Acquisitions                                         23

F. Total Returns                                                              29

G. Ownership of the Funds                                                     32

H. Comparison of Investment Objectives and Policies                           35

I. Determination of Net Asset Value of Shares of the Acquiring Fund           40

J. Management of Each Fund                                                    40

K. Interest of CSAM in the Acquisition                                        41

L. Information on Shareholders' Rights                                        41

M. Conclusion                                                                 44

N. Required Vote                                                              45

PROPOSAL 3 - ELECTION OF DIRECTORS FOR EACH OF
THE ACQUIRED FUNDS                                                            45

PROPOSAL 4(a) - FOR THE SHAREHOLDERS OF
THE GLOBAL TECHNOLOGY FUND: APPROVAL OF NEW
INVESTMENT ADVISORY AGREEMENT                                                 56

PROPOSAL 4(b) - FOR THE SHAREHOLDERS OF THE
GLOBAL TECHNOLOGY FUND: APPROVAL OF THE RETENTION
OR PAYMENT OF FEES PAID OR PAYABLE TO THE ADVISER                             61

PROPOSAL 5 - FOR THE SHAREHOLDERS OF BOTH
ACQUIRED FUNDS: TO MODIFY AND/OR ELIMINATE
CERTAIN INVESTMENT RESTRICTIONS                                               63

Proposal 5(a) - To Modify the Fundamental Investment Restriction
on Borrowing Money                                                            64

Proposal 5(b) - To Modify the Fundamental Investment Restriction
on Lending                                                                    66

Proposal 5(c) - To Modify the Fundamental Investment Restriction
on Real Estate Investments                                                    67

Proposal 5(d) - Global Health Sciences Fund Only: To Remove
the Fundamental Investment Restriction on Margin Transactions                 68

Proposal 5(e) - Global Health Sciences Fund Only: To Remove the
Fundamental Investment Restriction on Investments in Oil, Gas
or Mineral Exploration or Development Programs                                68

PROPOSAL 6 - TO CHANGE THE INVESTMENT OBJECTIVE
OF THE ACQUIRED FUNDS FROM FUNDAMENTAL TO
NON-FUNDAMENTAL                                                               68

INFORMATION ON THE ACQUIRED FUND'S
INDEPENDENT ACCOUNTANTS                                                       69

ADDITIONAL INFORMATION                                                        70

VOTING INFORMATION                                                            71

OTHER BUSINESS                                                                73

FINANCIAL STATEMENTS AND EXPERTS                                              73

ADDITIONAL MATERIALS                                                          73

LEGAL MATTERS                                                                 74

EXHIBIT A-1: AGREEMENT AND PLAN OF REORGANIZATION
(GLOBAL HEALTH SCIENCES PLAN)                                              A-1-1

EXHIBIT A-2: AGREEMENT AND PLAN OF REORGANIZATION
(GLOBAL TECHNOLOGY PLAN)                                                   A-2-1

EXHIBIT B: FORM OF THE NEW ADVISORY AGREEMENT                                B-1

EXHIBIT C: INFORMATION ABOUT CSAM AND ITS AFFILIATES                         C-1

EXHIBIT D: FEES PAID TO CSAMSI                                               D-1

                   PROPOSALS 1 AND 2 -- APPROVAL OF THE PLANS

A. SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLANS (A COPY OF THE FORM OF EACH PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBITS A-1 AND A-2), THE PROSPECTUSES OF THE ACQUIRED FUNDS, THE STATEMENTS OF ADDITIONAL INFORMATION OF THE ACQUIRED FUNDS, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

         PROPOSED ACQUISITIONS. Each Plan provides for the acquisition of all of the assets and liabilities of the relevant Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plans also call for the distribution of shares of the Acquiring Fund to the Acquired Funds' shareholders in liquidation of each of the Acquired Funds. As a result of the Acquisitions, each shareholder of a class of shares of the Acquired Funds will become the owner of that number of full and fractional Class A shares of the Acquiring Fund, having an aggregate net asset value ("NAV") equal to the aggregate net asset value of such shareholder's shares in his or her fund as of the close of business on the date that the relevant fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisitions -- Agreement and Plan of Reorganization."

         For the reasons set forth below under "Reasons for the Acquisitions," the Board of each of the Acquired Funds, including the Directors of each Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously concluded that the relevant Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the relevant Acquisition. Each Board therefore has submitted the respective Plan for approval by its shareholders. The Board of Directors of the Acquiring Fund has also reached similar conclusions and approved each Acquisition with respect to the Acquiring Fund.

         Approval of an Acquisition with respect to each Acquired Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Acquired Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. See "Voting Information." If shareholders of an Acquired Fund approve the Acquisition, the Fund will be liquidated upon
consummation  of  the  Acquisition   and  subsequently   dissolved.   Note  that
the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition. In the event a Plan is not approved, the relevant Acquired Fund will continue as a separate entity and the Board of the fund will consider other possible courses of action available to it, including resubmitting the relevant Acquisition proposal to shareholders.

         TAX CONSEQUENCES. Prior to completion of the Acquisitions, each of the Acquired Funds and the Acquiring Fund will have received an opinion of counsel that, as a result of the relevant Acquisition, no gain or loss will be recognized by the shareholders of either of the Acquired Funds for Federal income tax purposes and, generally neither of the Acquired Funds will recognize gain or loss for such purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of such Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of each of the Acquired Funds in the hands of the Acquiring Fund as a result of the Acquisitions will generally be the same as in the hands of each of the Acquired Funds immediately prior to the Acquisition.

         DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE GLOBAL HEALTH SCIENCES FUND AND THE ACQUIRING FUND.

         The Global Health Sciences Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Health Sciences Fund is capital appreciation and, similarly, the investment objective of the
Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Health Sciences Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THE FUNDS OPERATE IS THAT THE GLOBAL HEALTH SCIENCES FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING
EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL HEALTH SCIENCES FUND IS A SECTOR FUND THAT FOCUSES ON EQUITY AND DEBT SECURITIES OF HEALTH SCIENCES COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES. The Global Health Sciences Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health sciences companies from at least three countries, including the U.S. Health sciences consist of health care, medicine and the life sciences. Health sciences companies are principally engaged in research and development, production or distribution of health-sciences products or services. Under normal market conditions, the Global Health Sciences Fund invests at least 25% of its net assets in the health-services, pharmaceuticals and medical-devices industries combined. The Global Health Sciences Fund may invest in companies of any size.

         DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE GLOBAL HEALTH TECHNOLOGY FUND AND THE ACQUIRING FUND.


         The Global Technology Fund has a similar investment objective as the Acquiring Fund. The investment objective of the Global Technology Fund is long-term appreciation of capital and, similarly, the investment objective of the Acquiring Fund is long-term growth of capital. However, there are certain differences between the investment philosophy and policies of the Global Technology Fund and those of the Acquiring Fund. THE MOST SIGNIFICANT DIFFERENCE IN THE WAY THESE FUNDS OPERATE IS THAT THE GLOBAL TECHNOLOGY FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN EQUITY SECURITIES OF POST-VENTURE CAPITAL COMPANIES. A POST-VENTURE-CAPITAL COMPANY IS ONE THAT HAS RECEIVED VENTURE-CAPITAL FINANCING EITHER: (I) DURING THE EARLY STAGES OF THE COMPANY'S EXISTENCE OR THE EARLY STAGES OF THE DEVELOPMENT OF A NEW PRODUCT OR SERVICE; OR (II) AS PART OF A RESTRUCTURING OR RECAPITALIZATION OF THE COMPANY. IN OTHER WORDS, THE GLOBAL TECHNOLOGY FUND IS A SECTOR FUND THAT INVESTS IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES WHILE THE ACQUIRING FUND MAY INVEST IN EQUITY SECURITIES OF A MORE DIVERSE UNIVERSE OF COMPANIES AND INDUSTRIES, INCLUDING START-UP AND OTHER SMALL COMPANIES.

         The Global Technology Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as: (i) communications equipment and service,
(ii) electronic components and equipment, (iii) broadcast media, computer equipment, mobile telecommunications, and cellular radio and paging, (iv) electronic mail, (v) local and wide area networking, and linkage of work and data processing systems, (vi) publishing and information systems, (vii) video and telex and (viii) internet and other emerging technologies combining telephone,  television  and/or  computer  systems.  The  portion  of the  Global
Technology Fund's assets invested in technology companies that are not telecommunications companies varies depending on the managers' outlook.

         The Acquiring Fund invests, under normal market conditions, at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. A post-venture-capital company is one that has received venture-capital financing either: (i) during the early stages of the company's existence or the early stages of the development of a new product or service; or
(ii) as part of a restructuring or recapitalization of the company. In either case, one or more of the following will have occurred within ten years prior to the Acquiring Fund's purchase of the company's securities: (i) the investment of venture-capital financing; (ii) distribution of the company's securities to venture-capital investors;

         (iii) an initial public offering. Currently, the Acquiring Fund intends to invest at least 30% of its net assets in companies located or conducting a majority of their business outside of the U.S. The Acquiring Fund may invest in companies of any size and will diversify its investments across companies, industries and countries. The Acquiring Fund may invest up to 10% of its net assets in private-equity portfolios that invest in venture-capital companies; without limit in special-situation companies; and without limit in foreign securities. To a limited extent, the Acquiring Fund may also engage in other investment practices.

         PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section, the Acquired Funds and the Acquiring Fund have similar policies with respect to purchases and redemptions. Common Class shares may be purchased directly from the Funds or through a variety of financial services firms. Each Fund's Common Class shares are closed to new investors, subject to limited exceptions. Class A shares of the Acquiring Fund and the Acquired Funds may be purchased from the Funds directly, through the distributor or through securities dealers. Class A shares may be purchased at the NAV per share plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge in cases where the initial sales charge was not applied because of the size of the purchase. HOWEVER, THE CLASS A SHARES ACQUIRED BY SHAREHOLDERS OF THE ACQUIRED FUNDS WILL NOT BE SUBJECT TO ANY SALES CHARGE AND COMMON CLASS SHAREHOLDERS OF THE ACQUIRED FUNDS WILL BE ABLE TO ACQUIRE ADDITIONAL CLASS A SHARES OF THE ACQUIRING FUND WITHOUT A SALES CHARGE BEING ASSESSED. Please see the Prospectuses of each of the Acquiring Fund and the Acquired Fund for more detailed information on purchasing and redeeming shares of the relevant Fund. You should also note that certain brokers who distribute shares of the Acquired Fund may not distribute shares of the Acquiring Fund.

         SALES CHARGES. Common Class shares of each of the Acquired Funds are sold at NAV per share without an initial sales charge or a contingent deferred sales charge ("CDSC") but are subject to a 12b-1 fee of 0.25% per annum of average daily net assets. The price of Class A shares for each of the Funds is the NAV plus the initial sales charge. The sales charge for Class A shares begins at 5.75% for purchases below $50,000 and is gradually reduced to zero if $1,000,000 or more is purchased. THE CLASS A SHARES ISSUED TO ACQUIRED FUND SHAREHOLDERS WILL BE "LOAD-WAIVED," MEANING THAT THEY ARE NOT SUBJECT TO ANY SALES CHARGE. FORMER ACQUIRED FUND COMMON CLASS SHAREHOLDERS WILL CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES OF THE ACQUIRING FUND ON A LOAD-WAIVED BASIS. Class A shares of each of the Funds are subject to a 12b-1 fee of 0.25%. Each Fund has a compensation type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.

         EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of a class of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Funds. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges of Common Class shares may be effected by mail or telephone; exchanges of Class A shares may be effected through an investor's financial representative. FORMER ACQUIRED FUND COMMON CLASS SHAREHOLDERS WILL CONTINUE TO BE ABLE TO EXCHANGE THEIR SHARES BY MAIL OR BY telephone. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group, if in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60-days' notice to shareholders.

         The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares acquired in an exchange.

         DIVIDENDS. The Acquiring Fund and each of the Acquired Funds distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant class of the Fund unless a shareholder elects otherwise. Each Fund typically declares and pays dividends, if any, from net investment income at least annually. Net realized capital gains, if any, of each Fund are typically distributed at least annually. Each of the Acquired Funds will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary depending on a number of factors, such as changes in the value of an Acquired Fund's holdings and net redemptions of an Acquired Fund's shares. If determined as of March 31, 2003, there would have been no distribution. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

         APPRAISAL RIGHTS. Under the laws of the State of Maryland, shareholders of the Acquired Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Funds. In addition, under the laws of the State of Maryland, shareholders of the Acquired Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Funds by another entity. Shareholders of the Acquired Funds may, however, redeem their shares at NAV prior to the date of the respective Acquisitions (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights -- Voting Rights."

B. RISK FACTORS

         The principal risk factors affecting the Acquiring Fund and each of the Acquired Funds are (i) market risk and (ii) foreign securities risk (including currency, information and political risk). While the Acquiring Fund and each of the Acquired Funds generally invests in equity securities of U.S. and foreign companies, the Acquiring Fund specifically intends to invest at least 30% of its assets in companies located or conducting a majority of their business outside the U.S. Neither Acquired Fund has adopted a policy of investing a specified portion of its assets in companies located or conducting a majority of their business outside the U.S. To the extent it has a higher percentage of its assets invested in companies located or conducting a majority of their business outside the U.S., the Acquiring Fund may be exposed to more foreign securities risk than the Acquired Funds.

         Although the investment objectives of the Acquiring Fund and the Acquired Funds are similar, there are several significant differences in the way the funds are managed that may affect the risks associated with each Fund. Specifically, the Acquiring Fund has additional principal risks associated with investments in (i) special situation companies, (ii) start-up and other small companies and (iii) investments in private-equity funds. "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

         The Acquiring Fund's investments in private-equity funds involve a high degree of business and financial risk that can result in substantial losses in the portion of the portfolio invested in these investments. Among these are the risks associated with investments in companies that are in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Interests in the private-equity funds in which the Acquiring Fund may invest are subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private-equity funds may participate in only a limited number of investments and, as a consequence, the return of a particular private-equity fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the private-equity funds in which the Acquiring Fund may invest may pay their investment managers a fee based on the performance of the private-equity fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. In addition, Acquiring Fund shareholders will remain subject to the Acquiring Fund's expenses while also bearing their pro rata share of the operating expenses of the private-equity funds. Private-equity funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by private-equity funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the substantive valuation of the managers of the private-equity funds, which may prove to be inaccurate. The ability of the Acquiring Fund to dispose of interests in private-equity funds may be very limited and will involve certain risks. The prices realized on sales of interests in private-equity funds could differ materially from the price originally paid by the Acquiring Fund or the carrying values. Investments in private equity funds held by the Acquiring Fund are valued at their "fair values" using procedures approved by the Fund's Board of Directors.

         Additional principal risk factors affecting the Global Health Sciences Fund to which the Acquiring Fund is not subject and as described in that Fund's Prospectus are (i) legal risks, (ii) non-diversified status, (iii) regulatory risk and (iv) sector concentration. In addition, the Global Health Sciences Fund has greater exposure to the risks of investing in both non-investment grade debt securities and warrants than the Acquiring Fund, as the Global Health Sciences Fund is permitted to invest up to 20% of its total assets in non-investment grade debt securities and up to 15% of net assets in warrants, while the Acquiring Fund may invest up to 5% of total assets in non-investment grade debt securities and up to 10% of net assets in warrants. Investing in non-investment grade debt securities carries additional risks, including an increased risk of default. Additional principal risk factors affecting the Global Technology Fund to which the Acquiring Fund is not subject and as described in that Fund's Prospectus are (i) non-diversified status, (ii) regulatory risk, (iii) sector concentration and (iv) technology companies.

         Neither the Acquired Funds nor the Acquiring Fund may be appropriate if you are investing for a shorter term horizon, are uncomfortable with an investment that has a high degree of volatility, want to limit your exposure to foreign securities, or are looking for income. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in that Fund.

C. REASONS FOR THE ACQUISITION

         The Board of Directors of each of the Acquired Funds has unanimously determined that it is in the best interests of the Acquired Fund to effect the relevant Acquisition. In reaching this conclusion, the Boards considered a number of factors, including the following:

          1. each Acquisition will result in a single larger fund, which may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

          2. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in a limited number of equity securities and the ability to command more attention from brokers and underwriters of portfolio securities;

          3. the comparative performance records of the Acquiring Fund and the Acquired Funds over the 1, 3, 5 year and since inception periods;

          4. the larger universe of investments available to the Acquiring Fund because it does not focus on health sciences or technology companies, thereby providing the potential for higher returns while mitigating the risks associated with investing in health sciences or technology companies, as applicable;

          5.   the terms and conditions of the respective Acquisitions;

          6. the similarity of investment objectives, investment philosophies, investment policies and restrictions of the Acquiring Fund in relation to those of the Acquired Funds;

          7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Funds;

          8. the Federal tax consequences of the Acquisitions, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of either of the Acquired Funds or by the Acquiring Fund for Federal income tax purposes as a result of the Acquisitions and that the Acquired Funds generally will not recognize gain or loss for such purposes;

          9. that the interests of shareholders of each of the Acquired Funds will not be diluted as a result of the respective Acquisitions;

          10. that the expenses of each Acquisition will be borne by CSAM or its affiliates; and

          11. that no sales or other charges will be imposed in connection with the Acquisitions.

         In light of the foregoing, the Board of Directors of each of the Acquired Funds, including the Independent Directors, has determined that it is in the best interests of their respective funds and their respective shareholders to effect the relevant Acquisition. The Board of Directors of each of the Acquired Funds has also determined that the respective Acquisitions would not result in a dilution of the interests of their respective fund's shareholders. In making these determinations, the Boards did not give equal weight to each factor.

         The Board of Directors of the Acquiring Fund has also determined that it is in the best interests of the Acquiring Fund to effect the Acquisitions. The Board of Directors of the Acquiring Fund considered, among other things, the terms and conditions of each Acquisition and representations that each Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that each Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisitions.

D. FEE TABLES

Global Health Sciences Fund/Acquiring Fund Acquisition

         Following are two tables showing expected fees and expenses of the Common Class and Class A shares of the Global Health Sciences Fund, holders of which will receive load-waived Class A Shares of the Acquiring Fund upon closing of the Acquisition and the fees and expenses of the Class A shares of the Acquiring Fund before and after giving effect to the Acquisition of the Global Health Sciences Fund. Annual operating expenses are expected amounts for the 12 months ending October 31, 2003. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS
--------------------------------------------------------------------------------

                                  GLOBAL HEALTH           ACQUIRING   COMBINED
                                  SCIENCES FUND             FUND     PRO FORMA
                             ------------------------     -------- -------------

                               COMMON                              CLASS A AFTER
                                CLASS         CLASS A      CLASS A   ACQUISITION
                              ---------      --------     -------- -------------
SHAREHOLDER FEES:
Maximum sales charge imposed
on purchases (as a percentage of
offering price)                  None           5.75%*      5.75%*       5.75%*
Maximum deferred sales charge
(as a percentage of original purchase
price, or redemption proceeds,
as applicable)                   None            None        None         None
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS):
Management fees                     1.00%       1.00%       1.25%        1.25%
12b-1 fees                          0.25%       0.25%       0.25%        0.25%
Other expenses                      1.02%       1.02%       0.96%        0.72%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES**                1.27%       1.52%       1.31%        1.16%
--------------------------------------------------------------------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Global Health Sciences Acquisition or additional Class A shares of the Acquiring Fund purchased by former Global Health Sciences Fund Common Class shareholders;

** Expected fees and expenses for the 12 months ending October 31, 2003 (after fee waivers and/or expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are expected to reduce expenses for the Global Health Sciences Fund and the Acquiring Fund but may be discontinued at any time;

                     AFTER FEE WAIVERS AND/OR REIMBURSEMENTS
--------------------------------------------------------------------------------

                                  GLOBAL HEALTH           ACQUIRING   COMBINED
                                  SCIENCES FUND             FUND     PRO FORMA
                             ------------------------     -------- -------------

                               COMMON                              CLASS A AFTER
                                CLASS         CLASS A      CLASS A   ACQUISITION
                              ---------      --------     -------- -------------

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS):
Management fees                     0.32%       0.32%       0.44%        0.68%
12b-1 fees                          0.25%       0.25%       0.25%        0.25%
Other expenses                      1.02%       1.02%       0.96%        0.72%
--------------------------------------------------------------------------------
NET ANNUAL FUND
OPERATING EXPENSES                  1.59%       1.59%       1.65%        1.65%
--------------------------------------------------------------------------------

Global Technology Fund/Acquiring Fund Acquisition
-------------------------------------------------

         Following are two tables showing expected fees and expenses of the Common Class and Class A shares of the Global Technology Fund, holders of which will receive load-waived Class A shares of the Acquiring Fund upon the closing of the Acquisition, and the fees and expenses of the Class A shares of the Acquiring Fund before and after giving effect to the Acquisition of the Global Technology Fund. Annual operating expenses are expected amounts for the 12 months ending October 31, 2003. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS
--------------------------------------------------------------------------------

                                  GLOBAL HEALTH           ACQUIRING   COMBINED
                                  SCIENCES FUND             FUND     PRO FORMA
                             ------------------------     -------- -------------

                               COMMON                              CLASS A AFTER
                                CLASS         CLASS A      CLASS A   ACQUISITION
                              ---------      --------     -------- -------------
SHAREHOLDER FEES:
Maximum sales charge imposed
on purchases (as a percentage of
offering price)                     None       5.75%*      5.75%*       5.75%*
Maximum deferred sales charge
(as a percentage of original purchase
price, or redemption proceeds,
as applicable)                      None        None        None         None
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management fees                     1.00%       1.00%       1.25%        1.25%
12b-1 fees                          0.25%       0.25%       0.25%        0.25%
Other expenses                      0.97%       0.97%       0.96%        0.68%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES**                2.22%       2.22%       2.46%        2.18%
--------------------------------------------------------------------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisition or additional Class A shares of the Acquiring Fund purchased by former Global Technology Fund Common Class shareholders;

** Expected fees and expenses for the 12 months ending October 31, 2003 (after fee waivers and/or expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are expected to reduce expenses for the Global Technology Fund and the Acquiring Fund but may be discontinued at any time;

                     AFTER FEE WAIVERS AND/OR REIMBURSEMENTS
--------------------------------------------------------------------------------

                                  GLOBAL HEALTH           ACQUIRING   COMBINED
                                  SCIENCES FUND             FUND     PRO FORMA
                             ------------------------     -------- -------------

                               COMMON                              CLASS A AFTER
                                CLASS         CLASS A      CLASS A   ACQUISITION
                              ---------      --------     -------- -------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management fees                  0.43%         0.43%       0.44%        0.72%
12b-1 fees                       0.25%         0.25%       0.25%        0.25%
Other expenses                   0.97%         0.97%       0.96%        0.68%
--------------------------------------------------------------------------------
NET ANNUAL FUND
OPERATING EXPENSES               1.65%         1.65%       1.65%        1.65%
--------------------------------------------------------------------------------

Combined Acquisitions
---------------------

         Following are two tables showing expected fees and expenses of the Common Class and Class A shares of the Global Health Sciences Fund, the Common Class and Class A shares of the Global Technology Fund and the fees and expenses of the Class A shares of the Acquiring Fund before giving effect to the Acquisitions and on a pro forma basis assuming both Acquisitions are consummated. Annual operating expenses are expected amounts for the 12 months ending October 31, 2003. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.

                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS
--------------------------------------------------------------------------------

                              GLOBAL               GLOBAL
                              HEALTH     GLOBAL    HEALTH   GLOBAL
                             SCIENCES  TECHNOLOGY  SCIENCES TECHNOLOGY ACQUIRING COMBINED
                               FUND      FUND      FUND     FUND       FUND      PRO FORMA
                             -------   --------   -------  -------    -------    -------

                             COMMON     COMMON
                              CLASS     CLASS      CLASS A  CLASS A    CLASS A   CLASS A
                             -------   --------    -------  -------    -------   -------
SHAREHOLDER FEES
(PAID DIRECTLY FROM
YOUR INVESTMENTS):
Maximum sales charge
imposed on purchase (as a
percentage of offering price)  None      None      5.75%*   5.75%*     5.75%*   5.75%*
Maximum deferred sales charge
(as a percentage of original
purchase price, or redemption
proceeds, as applicable)       None      None      None     None       None     None
ANNUAL FUND OPERATING
EXPENSES (DEDUCTED FROM

FUND ASSETS)
Management Fee                 1.00%    1.00%      1.00%    1.00%      1.25%    1.25%
Distribution and
   Service (12b-1) fee         0.25%    0.25%      0.25%    0.25%      0.25%    0.25%
Other Expenses                 1.02%    0.97%      1.02%    0.97%      0.96%    0.62%
-----------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES**           2.27%    2.22%      2.27%    2.22%      2.46%    2.12%
------------------------------------------------------------------------------------------

* Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisitions or additional Class A shares of the Acquiring Fund purchased by former Common Class shareholders of the Acquired Funds;

** Expected fees and expenses for the 12 months ending October 31, 2003 (after fee waivers and/or expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are expected to reduce expenses for the Acquired Funds and the Acquiring Fund during their most recent fiscal years but may be discontinued at any time;

                     AFTER FEE WAIVERS AND/OR REIMBURSEMENTS
--------------------------------------------------------------------------------

                           GLOBAL                GLOBAL
                           HEALTH     GLOBAL     HEALTH     GLOBAL
                          SCIENCES  TECHNOLOGY  SCIENCES  TECHNOLOGY  ACQUIRING  COMBINED
                            FUND      FUND        FUND       FUND       FUND     PRO FORMA
                           -------   --------    -------    -------    -------    -------

                            COMMON   COMMON
                             CLASS    CLASS      CLASS A    CLASS A    CLASS A    CLASS A
                           -------   --------    -------    -------    -------    -------
ANNUAL FUND OPERATING
EXPENSES (DEDUCTED FROM
FUND ASSETS)
Management Fee               0.32%    0.43%       0.32%      0.43%      0.44%      0.78%
Distribution and
   Service (12b-1) fee       0.25%    0.25%       0.25%      0.25%      0.25%      0.25%
Other Expenses               1.02%    0.97%       1.02%      0.97%      0.96%      0.62%
------------------------------------------------------------------------------------------
NET ANNUAL FUND
OPERATING EXPENSES           1.59%    1.65%       1.59%      1.65%      1.65%      1.65%
------------------------------------------------------------------------------------------


                                    EXAMPLES

The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables presented above (in each case before fee waivers and expense reimbursements) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Global Health Sciences Fund/Acquiring Fund Acquisition
------------------------------------------------------

         Assume you invest $10,000, each fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

================================================================================
                        ONE YEAR       THREE YEARS      FIVE YEARS     TEN YEARS
================================================================================
  ACQUIRING FUND
  Class A (with or
  without redemption      $810          $1,297           $1,810         $3,210
  GLOBAL HEALTH SCIENCES
  Common Class            $230          $  709           $1,215         $2,605
  Class A (with or
  without redemption)     $792          $1,244           $1,720         $3,030
  COMBINED PRO FORMA
  Class A (with or
  without redemption)     $787          $1,229           $1,696         $2,982

Global Technology Fund/Acquiring Fund Acquisition
------------------------------------------------------

         Assume you invest $10,000, each fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

================================================================================
                        ONE YEAR       THREE YEARS      FIVE YEARS     TEN YEARS
================================================================================
  ACQUIRING FUND
  Class A (with or
  without redemption)     $810          $1,297           $1,810         $3,210
  GLOBAL TECHNOLOGY FUND
  Common Class            $225          $  694           $1,190         $2,554
  Class A (with or
  without redemption)     $787          $1,229           $1,696         $2,982
  COMBINED PRO FORMA
  Class A (with or
  without redemption)     $783          $1,218           $1,677         $2,944

Combined Acquisitions
---------------------

         Assume you invest $10,000, each fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

================================================================================
                        ONE YEAR       THREE YEARS      FIVE YEARS     TEN YEARS
================================================================================
  ACQUIRING FUND
  Class A (with or
  without redemption)     $810          $1,297           $1,810         $3,210
  GLOBAL HEALTH SCIENCES FUND
  Common Class            $230          $  709           $1,215         $2,605
  Class A (with or
  without redemption)     $792          $1,244           $1,720         $3,030
  GLOBAL TECHNOLOGY FUND
  Common Class            $225          $  694           $1,190         $2,554
  Class A (with or
  without redemption)     $787          $1,229           $1,696         $2,982
  COMBINED PRO FORMA
  Class A (with or
  without redemption)     $778          $1,201           $1,649         $2,886

         The examples provide a means for an investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

E. INFORMATION ABOUT THE ACQUISITIONS

         AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plans is qualified in its entirety by reference to the form of the Plans (Exhibits A-1 and A-2 hereto). Each Plan provides that the Acquiring Fund will acquire all of the assets of the relevant Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the relevant Acquired Fund on the Closing Date. The Closing Date is expected to be on or about August 8, 2003.

         Prior to the Closing Date, each of the Acquired Funds will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for each of the Acquired Funds, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class's pro rata share of the actual and accrued liabilities of a Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus(es) or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

         On or as soon after the Closing Date as reasonably practicable, each of the Acquired Funds will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund that it receives in connection with the relevant Acquisition. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of each of the Acquired Funds' shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to each of the Acquired Funds' shareholders calculated in accordance with the Plans. After such distribution and the winding up of its affairs, each of the Acquired Fund's will terminate as a management investment company. The Acquired Funds will dissolve as Maryland corporations.

         The consummation of each Acquisition is subject to the conditions set forth in the respective Plans, including approval of the Plans by each Acquired Fund's respective shareholders. Notwithstanding approval by the shareholders of an Acquired Fund, a Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of an Acquired Fund and the Acquiring Fund; (ii) by an Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event an Acquired Fund shall, materially breach any representation, warranty or agreement contained in a Plan to be performed at or prior to the

         Closing Date; or (iii) if a condition to a Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         Pursuant to each Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of an Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the relevant Acquisition. The indemnification and advancement of expenses does not protect any such indemnified person against any liability to an Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office.

         Approval of an Acquisition with respect to each Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund. If shareholders of the Global Health Sciences Fund approve the Global Health Sciences Acquisition, the Global Health Sciences Fund will be liquidated upon consummation of the Global Health Sciences Acquisition and subsequently dissolved. If shareholders of the Global Technology Fund approve the Global Technology Acquisition, the Global Technology Fund will be liquidated upon consummation of the Global Technology Acquisition and subsequently dissolved. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition. In the event a Plan is not approved, the relevant Acquired Fund will continue as a separate entity and the Board of that fund will consider other possible courses of action available to it, including resubmitting the relevant Acquisition proposal to shareholders.

         DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of the Acquiring Fund will be issued to the Acquired Funds in accordance with the procedures detailed in each Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like each Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

         The Acquiring Fund has authorized five classes of common stock, Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. Class A shares of the Acquiring Fund will be issued to holders of Common Class and Class A shares of the Acquired Fund. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The Acquiring Fund intends to continuously offer Class A shares after the consummation of the Acquisition.

         FEDERAL INCOME TAX CONSEQUENCES. The exchange of each of the Acquired Funds' assets for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of each Acquisition, the Acquiring Fund and each of the Acquired Funds will receive an opinion from Willkie Farr & Gallagher, counsel to each of the Acquired Funds, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for Federal income tax purposes, upon consummation of the Acquisitions:

         (1) the transfer of each of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds, and the distribution of the Acquiring Fund shares to the shareholders of each of the Acquired Funds in exchange for their respective Acquired Fund shares, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and each of the Acquired Funds will each be a to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Funds solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of each of the Acquired Funds;

         (3) except for gain or loss regularly attributable to the closing of the Acquired Funds' taxable year, no gain or loss will be recognized by either of the Acquired Funds upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of each of the Acquired Funds, or upon the distribution of the Acquiring Fund shares to the Acquired Funds' shareholders;

         (4) no gain or loss will be recognized by shareholders of the Acquired Funds upon the exchange of their Acquired Fund shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of such Acquired Funds;

         (5) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of an Acquired Fund pursuant to the Acquisitions will be the same as the aggregate tax basis of the shares of the relevant Acquired Fund held by such shareholder immediately prior to the relevant Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of an Acquired Fund will include the period during which shares of the relevant Acquired Fund exchanged therefor were held by such shareholder (provided that such shares were held as capital assets on the date of the relevant Acquisition); and

         (6) except with regard to assets which must be revalued as a consequence of a termination of an Acquired Fund's taxable year, the tax basis of the Acquired Funds' assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the relevant Acquired Fund immediately prior to the Acquisitions, and the holding period of the assets of each Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by such Acquired Fund.

         YOU SHOULD RECOGNIZE THAT AN OPINION OF COUNSEL IS NOT BINDING ON THE INTERNAL REVENUE SERVICE ("IRS") OR ANY COURT. NEITHER THE ACQUIRED FUNDS NOR THE ACQUIRING FUND WILL SEEK TO OBTAIN A RULING FROM THE IRS REGARDING THE TAX CONSEQUENCES OF THE ACQUISITIONS. ACCORDINGLY, IF THE IRS SOUGHT TO CHALLENGE THE TAX TREATMENT OF THE ACQUISITIONS AND WAS SUCCESSFUL, NEITHER OF WHICH IS ANTICIPATED, THE ACQUISITIONS COULD BE TREATED, IN WHOLE OR IN PART, AS A TAXABLE SALE OF ASSETS OF THE ACQUIRED FUNDS TO THE ACQUIRING FUND, FOLLOWED BY THE TAXABLE LIQUIDATION OF THE ACQUIRED FUNDS.

         SHAREHOLDERS OF THE ACQUIRED FUNDS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED ACQUISITIONS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. SINCE THE FOREGOING DISCUSSION ONLY RELATES TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS, SHAREHOLDERS OF THE ACQUIRED FUNDS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO POTENTIAL STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITIONS.

CAPITALIZATION.

Global Health Sciences Fund/Acquiring Fund Acquisition
------------------------------------------------------

         The following table shows the capitalization of the Global Health Sciences Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date after giving effect to the Acquisition.1

                         ACQUIRING    GLOBAL HEALTH
                            FUND      SCIENCES FUND    PRO FORMA      PRO FORMA
                          (ACTUAL)      (ACTUAL)      ADJUSTMENTS    (COMBINED)
--------------------------------------------------------------------------------
  NET ASSETS
   Common               $52,702,054    $43,152,320  $(43,152,320)   $52,702,054
   Advisor                1,305,912            N/A           N/A      1,305,912
   Class A                   35,034         68,719    43,130,117 2   43,233,870
   Class B                   80,860            N/A           N/A         80,860
   Class C                   59,806            N/A           N/A         59,806

  NET ASSET VALUE
   Common                    $11.02         $13.71           N/A         $11.02
   Advisor                    10.82            N/A           N/A          10.82
   Class A                    11.00          13.71           N/A          11.00
   Class B                    10.91            N/A           N/A          10.91
   Class C                    10.92            N/A           N/A          10.92

  SHARES OUTSTANDING
   Common                 4,784,338      3,148,381    (3,148,381)     4,784,338
   Advisor                  120,694            N/A           N/A        120,694
   Class A                    3,185          5,014     3,922,153      3,930,352
   Class B                    7,413            N/A           N/A          7,413
   Class C                    5,477            N/A           N/A          5,477


--------------

1 Assumes the Acquisition of the Global Health Sciences Fund had been consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Global Health Sciences Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after such date.

2  Reflects the elimination of prepaid expenses of the Global Health Sciences
   Fund.

Global Technology Fund/Acquiring Fund Acquisition
-------------------------------------------------

         The following table shows the capitalization of the Global Technology Fund and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date after giving effect to the Acquisition.1

                                         GLOBAL
                         ACQUIRING     TECHNOLOGY
                            FUND          FUND         PRO FORMA      PRO FORMA
                          (ACTUAL)      (ACTUAL)      ADJUSTMENTS    (COMBINED)
--------------------------------------------------------------------------------

  NET ASSETS
   Common               $52,702,054    $66,288,582  $(66,288,582)   $52,702,054
   Advisor                1,305,912            N/A           N/A      1,305,912
   Class A                   35,034      1,076,929    66,268,861 2   67,380,824
   Class B                   80,860            N/A           N/A         80,860
   Class C                   59,806            N/A           N/A         59,806

  NET ASSET VALUE
   Common                    $11.02         $18.57           N/A         $11.02
   Advisor                    10.82            N/A           N/A          10.82
   Class A                    11.00          18.57           N/A          11.00
   Class B                    10.91            N/A           N/A          10.91
   Class C                    10.92            N/A           N/A          10.92

  SHARES OUTSTANDING
   Common                 4,784,338      3,570,256    (3,570,256)     4,784,338
   Advisor                  120,694            N/A           N/A        120,694
   Class A                    3,185         58,006     6,064,338      6,125,529
   Class B                    7,413            N/A           N/A          7,413
   Class C                    5,477            N/A           N/A          5,477


--------------------------------------------------------------------------------

1 Assumes the Acquisition of the Global Technology Fund had been consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Global Technology Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after such date.

2  Reflects the elimination of prepaid expenses of the Global Technology Fund.

Combined Acquisitions

         The following table shows the capitalization of each of the Acquired Funds and the Acquiring Fund as of October 31, 2002 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date after giving effect to the Acquisition.1

                                    GLOBAL
                      ACQUIRING HEALTH SCIENCES GLOBAL
                         FUND         FUND    TECHNOLOGY   PRO FORMA     PRO FORMA
                       (ACTUAL)    (ACTUAL)      FUND     ADJUSTMENTS   (COMBINED)
------------------------------------------------------------------------------------

  NET ASSETS
   Common           $52,702,054 $43,152,320 $66,288,582 $(109,440,902) $52,702,054
   Advisor            1,305,912         N/A         N/A           N/A    1,305,912
   Class A               35,034      68,719   1,076,929   109,398,978 2110,579,660
   Class B               80,860         N/A         N/A           N/A       80,860
   Class C               59,806         N/A         N/A           N/A       59,806

  NET ASSET VALUE
   Common                $11.02      $13.71      $18.57           N/A      $11.02
   Advisor                10.82         N/A         N/A           N/A       10.82
   Class A                11.00       13.71       18.57           N/A       11.00
   Class B                10.91         N/A         N/A           N/A       10.91
   Class C                10.92         N/A         N/A           N/A       10.92

  SHARES OUTSTANDING
   Common             4,784,338   3,148,381   3,570,256    (6,718,637)  4,784,338
   Advisor              120,694         N/A         N/A           N/A     120,694
   Class A                3,185       5,014      58,006     9,986,491  10,052,696
   Class B                7,413         N/A         N/A           N/A       7,413
   Class C                5,477         N/A         N/A           N/A       5,477

--------------------------------------------------------------------------------

1 Assumes the Acquisitions were each consummated on October 31, 2002 and is for information purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of the Acquired Funds on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after such date.

2  Reflects the elimination of prepaid expenses of the Acquired Funds.


F. TOTAL RETURNS

         Performance information is shown separately for each class of a Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. It is assumed that with respect to Class A shares of the Acquiring Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1-, 5-year and since inception periods ending October 31, 2002 for each Fund:

                                                                         CLASS
                                                             LIFE OF   INCEPTION
                                          1 YEAR  5 YEARS     CLASS      DATE
--------------------------------------------------------------------------------
 GLOBAL HEALTH SCIENCES FUND 1
--------------------------------------------------------------------------------
 COMMON CLASS                               (26.49%)   5.31%     8.19% 12/31/96
--------------------------------------------------------------------------------
 Return After Taxes on Distributions 2      (26.49%)   4.36%     7.35%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares 2                  (16.26%)   4.08%     6.55%
--------------------------------------------------------------------------------
 S&P 500 Index 3, 13                        (15.11%)   0.74%     4.59%
--------------------------------------------------------------------------------
 MSCI World Healthcare Index 4, 13          (16.68%)   3.85%     7.87%
--------------------------------------------------------------------------------
 GLOBAL TECHNOLOGY FUND 1
--------------------------------------------------------------------------------
 COMMON CLASS                               (30.00)%   4.50%     7.60%  12/4/96
--------------------------------------------------------------------------------
 Return After Taxes on Distributions 2      (30.00)%   3.18%     6.45%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares 2                  (18.42)%   3.65%     6.27%
--------------------------------------------------------------------------------
 MSCI All Country World
 Free Growth Index 5, 13                    (11.84%)  (2.27%)  (0.17%) 6
--------------------------------------------------------------------------------
 ACQUIRING FUND
--------------------------------------------------------------------------------
 COMMON CLASS                               (25.19%)   2.79%     4.13%  9/30/96
--------------------------------------------------------------------------------
 Return After Taxes on Distributions 2      (25.19%)   1.74%     3.26%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares 2                  (15.46%)   2.12%     3.25%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index 7, 11            (21.56%)  (7.45%)   (3.86%)
--------------------------------------------------------------------------------
 Lipper Global Funds Index 8,11             (13.25%)  (0.59%)    2.26%
--------------------------------------------------------------------------------
 MSCI World Index 9, 11                     (14.50%)  (1.24%)    1.72%
--------------------------------------------------------------------------------
 Russell Midcap Growth Index 10, 11         (17.61%)  (1.62%)    2.11%
--------------------------------------------------------------------------------

                                                                         CLASS
                                                             LIFE OF   INCEPTION
                                          1 YEAR  5 YEARS     CLASS      DATE
--------------------------------------------------------------------------------
 CLASS A (NO LOAD)                          (25.37%)    N/A    (29.81%) 7/31/01
--------------------------------------------------------------------------------
 CLASS B (NO LOAD)                          (25.83%)    N/A    (30.27%) 7/31/01
--------------------------------------------------------------------------------
 CLASS C (NO LOAD)                          (25.82%)    N/A    (30.21%) 7/31/01
--------------------------------------------------------------------------------
 CLASS A (WITH LOAD)                        (29.67%)    N/A    (33.05%) 7/31/01
--------------------------------------------------------------------------------
 CLASS B (WITH LOAD)                        (28.80%)    N/A    (31.94%) 7/31/01
--------------------------------------------------------------------------------
 CLASS C (WITH LOAD)                        (26.56%)    N/A    (30.21%) 7/31/01
--------------------------------------------------------------------------------
 ADVISOR CLASS                              (25.48%)   2.50%     3.82%  9/30/96
--------------------------------------------------------------------------------



     -----------
1. Performance for Class A shares is not provided because this Class does not have a full calendar year of performance.

2.   After tax returns shown are for Common Class shares.

3. The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

4. The MSCI World Healthcare Index is a sector level index based on global industry classification standards (GICS), consists of all securities in the developed markets that are classified into the healthcare sector and is compiled by Morgan Stanley Capital International Inc.

5. The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) as the fund's benchmark effective December 12, 2001.

6.   Performance since December 31, 1996.

7. The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged Index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

8. The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying equity funds classified by Lipper Inc. as global. It is compiled by Lipper Inc.

9. The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc.

10. The Russell MidCap(R) Growth Index measures the performance of those companies in the Russell MidCap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

11.  Reflects no deductions for fees, expenses or taxes.

G. OWNERSHIP OF THE FUNDS

         As of June 9, 2003, the officers and Directors of the Acquiring Fund and each of the Acquired Funds beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of a Fund, as of June 9, 2003 (the "Record Date"), no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.

                                                                  PERCENT OF
                                                                  OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD              SHARES (CLASS)
      ----------------                 -----------              --------------
GLOBAL POST-VENTURE CAPITAL FUND
--------------------------------
Charles Schwab & Co. Inc.*           1,937,928.967             48.57%  (Common)
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*     478,281.791             11.99%  (Common)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

MCB Trust Services Trustee*             46,245.54              37.05%  (Advisor)
700 17th Street
Suite 300
Denver, CO 80202-3531

National Financial Services Corp.*      17,084.653             13.69%  (Advisor)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

First Union National Bank*               8,147.872              6.52%  (Advisor)
1525 West Harris Blvd.
Charlotte, NC 28262-8522

Pershing LLC*                           18,429.487              90.02% (Class A)
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                                  PERCENT OF
                                                                  OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD              SHARES (CLASS)
      ----------------                 -----------              --------------
GLOBAL POST VENTURE CAPITAL FUND
--------------------------------

Pershing LLC*                            4,413.807              64.50% (Class B)
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Services*   998.566              15.14% (Class B)
P.O. Box 9446
Minneapolis, MN 55440-9446

Painewebber*                               503.00                7.35% (Class B)
1608 Walnut Street
18th Floor
Philadelphia, PA 19103-5457

Pershing LLC*                            3,419.773              85.91% (Class C)
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc. Inc.*               495.045              12.44% (Class C)
880 Carillon Parkway
St. Petersburg, Florida 33716-1100

GLOBAL HEALTH SCIENCES FUND

Charles Schwab & Co. Inc.*             960,876.003              34.70% (Common)
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*     395,020.763             14.27%  (Common)
P.O. Box 3908
Church Street Station
New York, NY 10008-3900

                                                                 PERCENT OF
                                                                 OUTSTANDING
      NAME AND ADDRESS                 SHARES HELD             SHARES (CLASS)
      ----------------                 -----------             --------------

American Enterprise Investment Services*  2735.535             43.99%  (Class A)
P.O. Box 9446
Minneapolis, MN 55440-9446

Raymond James & Assoc. Inc.*              1002.988              19.305%(Class A)
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Pershing LLC*                              707.968             11.38% (Class A)
P.O. Box 2052
Jersey City, NJ 07303-2052

GLOBAL TECHNOLOGY FUND

Charles Schwab & Co.*                1,139,032.665              34.72% (Common)
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*     518,478.151              15.80% (Common)
P.O. Box 3908
Church Street Station
New York, NY 10008-3900

Security Trust Company*                  3,134.228               6.58% (Class A)
2390 Camelback Road, Ste 240
Phoenix, AZ 85016-3434

Merrill Lynch Pierce Fenner              2,656.706               5.58% (Class A)
& Smith Inc*
Building 1 Team A Floor 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486


----------------
* Each Fund believes these entities are not the beneficial owners of shares held of record by them.

H. COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and each of the Acquired Funds. Please note that the Acquiring Fund is soliciting (by means of a separate proxy) shareholder approval to change certain fundamental investment restrictions. There is no guarantee that such changes will be approved and therefore implemented.

         INVESTMENT OBJECTIVES. The investment objective of the Global Health Sciences Fund is capital appreciation. The investment objective of the Global Technology Fund is long-term appreciation of capital. The investment objective of the Acquiring Fund is long-term growth of capital. Each Fund's investment objective is a fundamental policy that cannot be changed without the approval of their respective shareholders. There can be no assurance that any Fund will achieve its investment objective. Shareholders of the Acquired Funds (in Proposal 6) and shareholders of the Acquiring Fund (by means of a separate proxy statement) are being asked to approve a proposal to change the investment objective of their respective Funds from fundamental to non-fundamental. If approved by a Fund's shareholders, the Board of that Fund could change the Fund's investment objective without shareholder approval.

         PRIMARY INVESTMENTS. To pursue its investment objective, the Acquiring Fund invests in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development. A post-venture-capital company is one that has received venture-capital financing either: (i) during the early stages of the company's existence or the early stages of the development of a new product or service; or (ii) as part of a restructuring or recapitalization of the company. In either case, one or more of the following will have occurred within ten years prior to the Acquiring Fund's purchase of the company's securities: (i) the investment of venture-capital financing; (ii) distribution of the company's securities to venture-capital investors; (iii) an initial public offering. The Acquiring Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of post-venture-capital companies from at least three countries, including the U.S. Currently, the Acquiring Fund intends to invest at least 30% of its net assets in companies located or conducting a majority of their business outside the U.S. The Acquiring Fund may invest in companies of any size and will diversify its investments across companies, industries and countries. Equity holdings may consist of common and preferred stocks, rights and warrants, securities convertible into common stocks, or partnership interests. The Acquiring Fund may invest up to 10% of assets in private-equity portfolios that invest in venture-capital companies; without limit in special-situation companies; and without limit in foreign securities. To a limited extent, the fund may also engage in other investment practices.

         To pursue its investment objective, the Global Health Sciences Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health sciences companies from at least three countries, including the U.S. Under normal market conditions, the Global Health Sciences Fund invests at least 25% of its net assets in the health-services, pharmaceuticals and medical-devices industries combined. The health sciences consist of health care, medicine and the life sciences. Health-sciences companies are principally engaged in research and development, production or distribution of health-sciences products or services. The Global Health Sciences Fund may invest in companies of any size.

         To pursue its investment objective, the Global Technology Fund invests in equity securities of U.S. and foreign technology companies. Under normal market conditions, the Global Technology Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S.
Technology consists of a broad spectrum of businesses, including telecommunications, such as: communications equipment and service; electronic components and equipment; broad-cast media; computer equipment, mobile telecommunications, and cellular radio and paging; electronic mail; local and wide area networking, and linkage of work and data processing systems;
publishing and information systems; video and telex; and internet and other emerging technologies combining telephone, television and/or computer systems. The portion of the Global Technology Fund's assets invested in technology companies that are not telecommunications companies will vary depending on the managers' outlook.

         The policies above regarding investment of at least 80% of a Fund's net assets are non-fundamental which means that they can be changed by the Board of Directors of a Fund upon at least 60 days' notice to shareholders before any such change becomes effective.

         INVESTMENT LIMITATIONS. The Acquiring Fund and each of the Acquired Funds have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of a majority of the relevant Fund's outstanding voting securities. Non-fundamental limitations may be changed by the Board of Directors at any time. With regard to fundamental restrictions, the Acquiring Fund and the Global Health Sciences Fund have substantially similar policies concerning borrowing, making loans, underwriting, purchasing or selling real estate or investing in oil, gas or mineral exploration or development programs, purchasing securities on margin, investing in commodities and the issuing of senior securities. The Acquiring Fund and the
Global   Technology   Fund   have   substantially       similar         policies
concerning making loans, underwriting, purchasing or selling real estate and investing in commodities. The Acquiring Fund and the Global Technology Fund have different policies with respect to borrowing as the Acquiring Fund may enter into reverse repurchase agreements and certain dollar roll transactions. The Global Technology Fund also has a fundamental limitation with respect to mortgaging its assets. Shareholders of the Acquired Funds (in Proposal 5) are being asked to modify and/or eliminate fundamental restrictions on borrowing, lending of securities and buying and selling of real estate securities. Shareholders of the Global Health Sciences Fund (in Proposals 5(d) and 5(e)) are being asked to eliminate fundamental restrictions on
margin       transactions     and     investing   in   oil, gas and      mineral
exploration or development programs. There is no guarantee that shareholders of any of the Funds will approve any of the proposed changes to the investment restrictions or that the Acquired Funds will
thereafter   implement any  expanded authority given to them.

         The Acquiring Fund does not concentrate its investments in any industry while (i) the Global Health Sciences Fund invests in the equity and debt securities of health sciences companies and (ii) the Global Technology Fund invests in equity securities of technology companies. In addition, the
Acquiring Fund is a diversified fund, while the Acquired Funds are non-diversified. The Acquiring Fund and the Global Health Sciences Fund have substantially similar non-fundamental limitations with respect to investing in other investment companies, pledging assets, investing in illiquid securities and making additional investments if the Fund's borrowings exceed 5% of net assets. The Global Technology Fund has non-fundamental limitations with respect to investing for the purpose of exercising control or management, purchasing securities on margin and purchasing or selling interests in mineral leases, oil, gas or other mineral exploration.

         CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for each of the Acquired Funds in their Prospectuses.

         KEY TO TABLE:

          /x/  Permitted without limitation; does not indicate actual use

          20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

          20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

          / /  Permitted, but not expected to be used to a significant extent

          --   Not permitted


INVESTMENT PRACTICE                                                                             LIMIT
-----------------------------------------------------------------------------------------------------------------------
                                                                                               GLOBAL
                                                                                               HEALTH           GLOBAL
                                                                            ACQUIRING         SCIENCES        TECHNOLOGY
                                                                               FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
BORROWING  The  borrowing  of money from banks to meet  redemptions             30%             30%             331
1/43% or for other temporary or emergency purposes. Speculative exposure risk.
-----------------------------------------------------------------------------------------------------------------------
COUNTRY/REGION  FOCUS Investing a significant  portion of fund assets in        /x/             /x/             /x/
a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund. Currency, market, political risks.
-----------------------------------------------------------------------------------------------------------------------
CURRENCY TRANSACTIONS instruments,  such as options, futures forwards or        /x/             /x/             / /
swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit, currency, hedged exposure, liquidity, political, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
                                       37


INVESTMENT PRACTICE                                                                             LIMIT
-----------------------------------------------------------------------------------------------------------------------
                                                                                               GLOBAL
                                                                                               HEALTH           GLOBAL
                                                                            ACQUIRING         SCIENCES        TECHNOLOGY
                                                                               FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
EMERGING  MARKETS  Countries  generally  considered to be relatively            / /             / /             /x/
less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED  SECURITIES Common stocks and other securities        /x/             /x/             /x/
representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities.
These investments may go down in value due to stock market movements or negative company or industry events. Liquidity, market, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
FOREIGN  SECURITIES;  Securities of foreign issuers.  May include depositary    /x/             /x/             /x/
receipts. Currency, information, liquidity, market, political, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable            / /             / /             / /
the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate, market, speculative exposure risks.(2)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four          20%             / /            / /
highest  grades  (AAA/Aaa  through  BBB/Baa)  by  Standard & Poor's or Moody's
rating  service,   and  unrated  securities  of  comparable   quality.   Credit,
interest-rate, market risks.
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED  AND ASSET-BACKED  SECURITIES Debt securities backed            / /             / /             / /
by pools of  mortgages,  including  passthrough  certificates  and other  senior classes of collateralized  mortgage  obligations  (CMOs), or other  receivables.
Credit, extension, interest-rate, liquidity, prepayment risks.
-----------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE  DEBT SECURITIES Debt securities rated below               5%              20%             / /
the fourth-highest  grade  (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated  securities  of  comparable  quality.  Commonly  referred to as junk bonds. Credit, information, interest-rate, liquidity, market, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put)            25%             25%             / /
a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes.(1)
Correlation, credit, hedged exposure, liquidity, market, speculative exposure risks.
-----------------------------------------------------------------------------------------------------------------------
PRIVATE FUNDS Private limited  partnerships or other  investment funds          10%             --              --
that  themselves  invest in equity or debt  securities  of (a)  companies in the venture-capital or post-venture-capital  states of development and (b) companies engaged  in  special  situations  or changes  in  corporate  control,  including buyouts. Information, liquidity, market, valuation risks.

-----------------------------------------------------------------------------------------------------------------------
PRIVATIZATION  PROGRAMS Foreign  governments may sell all or part of            / /             /x/             /x/
their  interests  in  enterprises  they  own  or  control.   Access,   currency,
information, liquidity, operational, political, valuation risks.

-----------------------------------------------------------------------------------------------------------------------
REAL-ESTATE  INVESTMENT TRUSTS (REITS) Pooled investment vehicles that          / /             / /             / /
invest primarily in income-producing real estate or real-estate-related  loans or interests. Credit, interest-rate, market risks.
-----------------------------------------------------------------------------------------------------------------------


                                       38


INVESTMENT PRACTICE                                                                             LIMIT
-----------------------------------------------------------------------------------------------------------------------
                                                                                               GLOBAL
                                                                                               HEALTH           GLOBAL
                                                                            ACQUIRING         SCIENCES        TECHNOLOGY
                                                                               FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private
placements. Liquidity, market, valuation risks.                                 15%             15%             15%
-----------------------------------------------------------------------------------------------------------------------
SECTOR  CONCENTRATION  Investing  more  than 25% of the  fund's  net            /x/             /x/             /x/
assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.
-----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING. Lending portfolio securities to financial institutions;
the fund receives cash, U.S. government securities or bank letters of
credit as collateral. Credit, liquidity, market risks.                          33 1/3%         33 1/3%         33 1/3%
-----------------------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of               10%             10%             10%
repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.
-----------------------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough            10%             / /             / /
shares of the security involved to cover the borrowed securities,  if necessary.
Liquidity, market, speculative exposure risks.
-----------------------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES. Companies experiencing unusual                     /x/             / /             / /
developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.
Information, market risks.
-----------------------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL  COMPANIES.  Companies  with small  relative           /x/             /x/             5%
market capitalizations,  including those with continuous operations of less than three years. Information, liquidity, market, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
STRUCTURED  INSTRUMENTS  Swaps,  structured  securities  and  other             / /             / /             / /
instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted. Credit, currency, information, interest- rate, liquidity, market, political, speculative exposure, valuation risks.
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets            / /             / /             / /
in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a fund from achieving its goal.
-----------------------------------------------------------------------------------------------------------------------
WARRANTS  Options issued by a company  granting the holder the right            10%             15%             / /
to buy certain  securities,  generally  common stock,  at a specified  price and usually for a limited time. Liquidity, market, speculative exposure risks.
-----------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED  SECURITIES AND FORWARD COMMITMENTS The purchase or sale            20%             20%             / /
of  securities  for  delivery at a future date;  market value may change  before delivery. Liquidity, market, speculative exposure risks.
-----------------------------------------------------------------------------------------------------------------------

(1)The Funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2)Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

I. DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

         The NAV of each class of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m., New York City Time) each day the NYSE is open for business. It is calculated by dividing a class's total assets less its liabilities, by the number of shares of such class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Directors believes accurately reflects fair value. Investments in private equity funds held by the Acquiring Fund are valued at their "fair values" using procedures approved by the Fund's Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

J. MANAGEMENT OF EACH FUND

         CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are described in the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement. CSAM's Japanese, United Kingdom and Australian affiliates provide sub-advisory services to the Acquiring Fund and to the Acquired Fund. Abbott provides sub-advisory services to the Acquiring Fund but does not provide sub-advisory services to the Acquired Funds.

         In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquired Funds on June 1, 2002 and to the Acquiring Fund on June 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent accountants for each of the Funds.

         The Acquiring Fund pays CSAM a management fee of 1.25% of its average daily net assets while each Acquired Fund pays CSAM a management fee of 1.00% of its average daily net assets. As a result, CSAM would receive a higher advisory fee if it were to discontinue the voluntary fee waivers and expenses reimbursements or credits that are currently in effect.

         In addition to the management fee, the Global Health Sciences Fund and the Acquiring Fund pay a co-administration fee to CSAMSI of .10% of their respective average daily net assets. The Global Technology Fund pays CSAMSI a co-administrative service fee of .05% of the first $125 million of average daily net assets and .10% of average daily net assets over $125 million. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

K. INTEREST OF CSAM IN THE ACQUISITION

         CSAM may be deemed to have an interest in the Plans and the Acquisitions because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates. CSAM may also be deemed to have an interest in the Plans and the Acquisitions because, as of the Record Date, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in each of the Acquired Funds (see "Information About the Acquisition - Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Funds that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of June 9, 2003, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate 125,490.946 shares or 4.52% of the Global Health Sciences Fund's outstanding shares and 326,247.227 shares or 9.80% of the Global Technology Fund's outstanding shares. See "Voting Information."

         CSAM may also be deemed to have an interest in the Plans and the Acquisitions because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

L. INFORMATION ON SHAREHOLDERS' RIGHTS

       GENERAL. Each of the Funds is an open-end, management investment company registered under the 1940 Act. The Acquiring Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc." on July 16, 1996, and is governed by its Articles of Incorporation. The Global Health Sciences Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Health Sciences Fund, Inc." on October 24, 1996 and is governed by its Articles of Incorporation. On February 29, 2000, the Global Health Sciences Fund amended its charter to change its name to "Warburg, Pincus Global Health Sciences Fund, Inc." The Global Technology

       Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Global Telecommunications Fund, Inc." on July 31, 1998. On March 26, 2001, the Acquiring Fund, the Global Health Sciences Fund and the Global Technology Fund changed their names to "Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc.," "Credit Suisse Warburg Pincus Global Health Sciences Fund, Inc." and "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc.," respectively. On December 12, 2001, the Acquiring Fund, the Global Health Sciences Fund and the Global Technology Fund changed their names to "Credit Suisse Global Post-Venture Capital Fund, Inc.," "Credit Suisse Global Health Sciences Fund, Inc." and "Credit Suisse Global Technology Fund, Inc.," respectively. Each Fund is governed by applicable state and federal law.

         The Global Health Sciences Fund's charter authorizes its Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares" and one billion shares are designated "Class A Shares." The Global Technology Fund's charter authorizes its Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Institutional Shares," one billion shares are designated "Advisor Shares" and one billion shares are designated "Class A Shares." The Acquiring Fund's charter authorizes its Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are designated "Common Shares," two billion are designated "Advisor Shares," one billion are designated "Class A Shares," one billion are designated "Class B Shares" and one billion are designated "Class C Shares." Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

         All shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

         MULTI-CLASS STRUCTURE. Each Fund is authorized to offer multiple classes. Each of the Acquiring Fund and each of the Acquired Funds currently offers Common Class and Class A shares. The Acquiring Fund also offers Advisor Class, Class B and Class C shares. The Acquiring Fund's Common Class shares are closed to new investors, subject to limited exceptions.

       DIRECTORS. The By-Laws of the Acquiring Fund and each of the Acquired Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of the Acquiring Fund or an Acquired Fund may be removed by a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of the Funds may be filled by the Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Directors whenever (a) fewer than a majority of the Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Directors and must be filled.

         VOTING RIGHTS. None of the Funds holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Directors. At such times, the Directors then in office will call a shareholders' meeting for the election of Directors.

         Each Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of each Fund entitled to vote at a shareholder meeting will constitute a quorum.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

         INVOLUNTARY REDEMPTIONS. The Acquiring Fund's current Articles of Incorporation permit the Directors to involuntarily redeem shares in limited circumstances. The exercise of the power granted by the Directors under the Articles of Incorporation to involuntarily redeem shares would be subject to the Director's fiduciary obligation to the shareholders and any
applicable provisions  under  the   1940 Act   and the rules adopted thereunder.

         LIABILITY OF DIRECTORS. The constituent documents of each Fund provide that its Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought to the fullest extent permitted by applicable law, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Director or officer.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquiring Fund or either of the Acquired Funds or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquiring Fund or the Acquired Funds do not have personal liability for corporate acts and obligations. Shares of the Acquiring Fund issued to stockholders of the Acquired Funds upon consummation of the Acquisitions will be fully paid and nonassessable and when issued, transferable without restrictions and will have no preemptive rights.

         The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

M. CONCLUSION

         The Global Health Sciences Plan was approved by the Board of Directors of the Acquiring Fund and the Board of Directors of the Global Health Sciences Fund on December 12, 2002. The Global Technology Plan was approved by the Board of Directors of the Acquiring Fund and the Board of Directors of the Global Technology Fund on February 12, 2003. The Board of each Fund confirmed all prior actions taken by the relevant Board of Directors and the officers of the relevant Fund on June 6, 2003. The Board of each Fund has determined that the relevant Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund will not be diluted as a result of the relevant Acquisition. If the shareholders of an Acquired Fund do not approve the applicable Plan or if the relevant Acquisition is not completed, that will continue to engage in business as a registered investment company and the Board of that Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Accordingly, in the event that the shareholders of one of the Acquired Funds approve their fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the applicable Plan, take place as described in this Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their fund's Acquisition.

N. REQUIRED VOTE

         Approval of a Plan with respect to each Acquired Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Acquired Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(2) more than 50% of the outstanding shares of the Fund.

                        THE BOARD OF EACH ACQUIRED FUND,
                 INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED
               PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT)
                  RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
                              RELEVANT ACQUISITION.

               PROPOSAL 3 -- ELECTION OF DIRECTORS FOR EACH OF THE
                                 ACQUIRED FUNDS

       At the Special Meeting, eight persons are to be elected who will constitute the Board of Directors of each of the Acquired Funds. For election of Directors at the Special Meeting, each of the Acquired Funds' Board has approved the nomination of the following individuals: Richard H. Francis, Jack W. Fritz, Joseph D. Gallagher, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, Jr., Steven N. Rappaport and William W. Priest. If elected, Mr. Gallagher will become Chairman of each Acquired Fund's Board.

         The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Acquired Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of each of the Acquired Funds.

         Each of the nominees, except for Mr. Gallagher, currently serves as a director of each of the Acquired Funds. Each nominee has indicated that he is willing to continue to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

         The following table sets forth certain information concerning the current Directors and nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                   NUMBER OF
                                                                   PORTFOLIOS         OTHER
                               TERM OF                              IN FUND         DIRECTOR-
                               OFFICE1                               COMPLEX         SHIPS
                  POSITION(S)    AND                               OVERSEEN BY       HELD BY
  NAME,               HELD     LENGTH         PRINCIPAL            DIRECTOR OR      DIRECTOR
  ADDRESS             WITH     OF TIME   OCCUPATION(S) DURING        NOMINEE       OR NOMINEE
  AND AGE             FUND     SERVED       PAST FIVE YEARS       FOR DIRECTOR    FOR DIRECTOR
------------------------------------------------------------------------------------------------
  INDEPENDENT
  DIRECTORS
------------------------------------------------------------------------------------------------
  Richard H. Francis  Director  Since   Currently retired; Executive      54         None
  c/o Credit Suisse Asset       1999    Vice President and Chief
  Management, LLC                       Financial Officer of Pan Am
  466 Lexington Avenue                  Corporation and Pan American
  New York, New York                    World Airways, Inc. from
  10017-3140                            1988 to 1991
  Age: 70
------------------------------------------------------------------------------------------------
  Jack W. Fritz      Director   Since   Private investor; Consultant and   53       Director of
  2425 North Fish               1987    Director of Fritz Broadcasting, Inc.        Advo, Inc.
  Creek Road                            and Fritz Communications                   (direct mail
  P.O. Box 1287                         (developers and operators
  Wilson, Wyoming                        of radio stations) since 1987
  83014
  Age: 75
------------------------------------------------------------------------------------------------
  Jeffrey E. Garten  Director   Since   Dean of Yale School of             53       Director of
  Box 208200                    1998    Management and William S.                   Aetna, Inc.;
  New Haven,                            Beinecke Professor in the                   Director of
  Connecticut                           Practice of International Trade             Calpine
  06520-8200                            and Finance; Undersecretary of              Energy
  Age: 56                               Commerce for International Trade            Corporation;
                                        from November 1993 to October               Director of
                                        1995; Professor at Columbia                 CarMax
                                        University from September 1992              Group
                                        to November 1993                            (used car
                                                                                    dealers)




------------


1 Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                       46



                                                                   NUMBER OF
                                                                   PORTFOLIOS         OTHER
                               TERM OF                              IN FUND         DIRECTOR-
                               OFFICE1                               COMPLEX         SHIPS
                  POSITION(S)    AND                               OVERSEEN BY       HELD BY
  NAME,               HELD     LENGTH         PRINCIPAL            DIRECTOR OR      DIRECTOR
  ADDRESS             WITH     OF TIME   OCCUPATION(S) DURING        NOMINEE       OR NOMINEE
  AND AGE             FUND     SERVED       PAST FIVE YEARS       FOR DIRECTOR    FOR DIRECTOR
------------------------------------------------------------------------------------------------
  Peter F. Krogh     Director   Since   Dean Emeritus and                 53         Member of
  301 ICC                       2001    Distinguished Professor of                   Board of The
  Georgetown University                 International Affairs at the                 Carlisle
  Washington, DC 20057                  Edmund A. Walsh School                       Companies
  Age: 66                               of Foreign Service,                          Inc.; Member
                                        Georgetown University;                       of Selection
                                        Moderator of PBS foreign                     Committee
                                        affairs television series                    for Truman
                                                                                     Scholars and
                                                                                     Henry Luce
                                                                                     Scholars;
                                                                                     Senior
                                                                                     Associate of
                                                                                     Center for
                                                                                     Strategic and
                                                                                     International
                                                                                     Studies;
                                                                                     Trustee of
                                                                                     numerous
                                                                                     world affairs
                                                                                     organizations
------------------------------------------------------------------------------------------------
  James S. Pasman, Jr. Director  Since  Currently retired; President       55        Director of
  c/o Credit Suisse Asset         1999  and Chief Operating Officer                  Education
  Management, LLC                       of  National InterGroup, Inc.                Management
  466 Lexington Avenue                  (holding company) from                       Corp.,
  New York, New York                    April 1989 to March 1991;
  10017-3140                            Chairman of Permian Oil Co.
  Age: 71                               from April 1989 to March 1991
------------------------------------------------------------------------------------------------




                                       47


                                                                   NUMBER OF
                                                                   PORTFOLIOS         OTHER
                               TERM OF                              IN FUND         DIRECTOR-
                               OFFICE1                               COMPLEX         SHIPS
                  POSITION(S)    AND                               OVERSEEN BY       HELD BY
  NAME,               HELD     LENGTH         PRINCIPAL            DIRECTOR OR      DIRECTOR
  ADDRESS             WITH     OF TIME   OCCUPATION(S) DURING        NOMINEE       OR NOMINEE
  AND AGE             FUND     SERVED       PAST FIVE YEARS       FOR DIRECTOR    FOR DIRECTOR
------------------------------------------------------------------------------------------------
  Steven N. Rappaport  Director  Since  Partner of Lehigh Court, LLC       54        None
  Lehigh Court, LLC              1999   since July 2002, President of
  40 East 52nd Street,                  SunGard Securities Finance,
  New York, New York                    Inc., from 2001 to July 2002;
  10022                                 President of Loanet, Inc. (on-line
  Age: 54                               accounting service) from 1995 to
                                        2001; Director,  President, North
                                        American Operations, and former
                                        Executive Vice President  from
                                        1992  to  1993  of  Worldwide
                                        Operations  of  Metallurg  Inc.
                                        (manufacturer  of  specialty  metals
                                        and  alloys);  Executive  Vice
                                        President, Telerate,  Inc. (provider
                                        of real-time  information to the
                                        capital markets) from 1987 to
                                        1992; Partner in the law firm of
                                        Hartman & Craven until 1987
------------------------------------------------------------------------------------------------




                                       48


                                                                   NUMBER OF
                                                                   PORTFOLIOS         OTHER
                               TERM OF                              IN FUND         DIRECTOR-
                               OFFICE1                               COMPLEX         SHIPS
                  POSITION(S)    AND                               OVERSEEN BY       HELD BY
  NAME,               HELD     LENGTH         PRINCIPAL            DIRECTOR OR      DIRECTOR
  ADDRESS             WITH     OF TIME   OCCUPATION(S) DURING        NOMINEE       OR NOMINEE
  AND AGE             FUND     SERVED       PAST FIVE YEARS       FOR DIRECTOR    FOR DIRECTOR
------------------------------------------------------------------------------------------------
  INTERESTED
  DIRECTORS
------------------------------------------------------------------------------------------------
  Joseph D. Gallagher2  Director  N/A   Managing Director and           60
  Credit Suisse Asset   Nominee         Chief Executive Officer of
  Management, LLC                       CSAM since 2003; Chief
  466 Lexington Avenue                  Executive Officer and Director
  New York, New York                    of Credit Suisse Asset
  10017-3140                            Management Limited, London,
  Age: 40                               England, from June 2000 to 2003;
                                        Director of Credit Suisse Asset
                                        Management Funds (UK) Limited,
                                        London, England, from June 2000
                                        to 2003; Managing Director, Head
                                        - Asian Corporate Finance and
                                        M&A's, Credit Suisse First Boston,
                                        Hong Kong, China, from January
                                        1998 to May 1999; and Director,
                                        Head - Asian Corporate Finance,
                                        Credit Suisse First Boston, Hong
                                        Kong, China, from October 1993
                                        to December 1997
------------------------------------------------------------------------------------------------
  William W. Priest3   Director  Since  Co-Managing Partner,            60            None
  Steinberg Priest &             1999   Steinberg Priest &
  Sloane Capital                        Sloane Capital Management
  Management                            since March 2001; Chairman
  12 East 49th Street                   and Managing Director of
  12th Floor                            CSAM from 2000 to February
  New York, New York                    2001, Chief Executive Officer
  10017                                 and Managing Director
  Age: 61                               of CSAM from 1990 to 2000
------------------------------------------------------------------------------------------------


------------
2 Mr. Gallagher is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.

3 Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.

         The table below shows the dollar range of each nominee's ownership of shares of each of the Acquired Funds and of all the Credit Suisse Funds served, or to be served, by the Directors all as of December 31, 2002.

                NOMINEES' SHARE OWNERSHIP TABLE BY DOLLAR RANGE*

FUND NAME         FRANCIS FRITZ GALLAGHER GARTEN  KROGH PASMAN  PRIEST RAPPAPORT
--------------------------------------------------------------------------------
Global Health
  Sciences Fund       A      A       A        A      A      A       A       B
Global
  Technology
  Fund                A      D       A        A      A      A       A       A
Aggregate Dollar
  Range of Equity
  Securities in All
  Funds Overseen
  by Director in
  Family of
  Investment
  Companies           E      E       A        A      D      C       A       D
-------------------------

*KEY TO DOLLAR RANGES:
         A.   NONE
         B.   $1-$10,000
         C.   $10,001-$50,000
         D.   $50,001-$100,000
         E.   OVER $100,000

THE INFORMATION AS TO BENEFICIAL OWNERSHIP IS BASED ON STATEMENTS FURNISHED TO EACH ACQUIRED FUND BY EACH DIRECTOR. UNLESS OTHERWISE NOTED, BENEFICIAL OWNERSHIP IS BASED ON SHARED VOTING AND INVESTMENT POWER WITH SPOUSE AND/OR IMMEDIATE FAMILY.

         Mr. Rappaport informed the Acquired Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% equity interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to Sungard Data Systems, Inc. ("Sungard"). Mr. Rappaport sold his shares to Sungard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

         The Board of Directors of each of the Acquired Funds is responsible for the general oversight of business of the respective Acquired Fund. A majority of the Board's members are not affiliated with CSAM. These non-interested Directors have primary responsibility for assuring that each of the Acquired Funds is managed in a manner consistent with the best interests of its shareholders.

         Each Board meets in person at least quarterly to review the investment performance of the Acquired Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Directors review the fees paid to CSAM and its affiliates for investment advisory services and administrative and distribution services.

         The Board of each of the Acquired Funds has an Audit Committee and a Nominating Committee, the responsibilities of which are described below. The Board of each Acquired Fund does not have a compensation committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Acquired Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

AUDIT COMMITTEE

         In accordance with its written charter adopted by the Board, the Audit Committee oversees the financial reporting process of an Acquired Fund and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of an Acquired Fund's annual audit.

NOMINATING COMMITTEE

         The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Directors. The Nominating Committee will consider nominees recommended by an Acquired Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the an Acquired Fund's Secretary.

         The following chart sets forth the number of meetings of the Board, the Audit Committee and the Nominating Committee of each Acquired Fund during the calendar year 2002.

                   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE CALENDAR YEAR 2002

                              BOARD OF             AUDIT           NOMINATING
                             DIRECTORS           COMMITTEE          COMMITTEE
NAME OF FUND                  MEETINGS            MEETINGS          MEETINGS
------------                 ---------           ---------         ----------
Global Health Sciences Fund       4                  4                  2
Global Technology Fund            4                  4                  2

         Each incumbent Director attended at least 75% of the total number of Board meetings and meetings of committees on which he served during each Acquired Fund's last full fiscal year.

EXECUTIVE OFFICERS

         The following  persons are  executive  officers of each of the Acquired
Funds:

                            POSITION(S) HELD
                            WITH FUND, TERM
                             OF OFFICE* AND
             NAME,           LENGTH OF TIME          PRINCIPAL OCCUPATION(S)
        ADDRESS AND AGE          SERVED              DURING PAST FIVE YEARS
        ---------------          ------              ----------------------
Joseph D. Gallagher4      Chairman, Chief         Managing Director and
Credit Suisse Asset       Executive Officer and   Chief Executive Officer of
Management, LLC           President since 2003    CSAM since 2003; Chief
466 Lexington Avenue                              Executive Officer and
New York, New York                                Director of Credit Suisse
10017-3140                                        Asset Management Limited,
Age: 40                                           London, England, from June
                                                  2000 to 2003; Director of
                                                  Credit Suisse Asset
                                                  Management Funds (UK)
                                                  Limited, London, England,
                                                  from June 2000 to 2003;
                                                  Managing Director,  Head -
                                                  Asian Corporate Finance and
                                                  M&A's, Credit Suisse First
                                                  Boston, Hong Kong, China,
                                                  from  January 1998 to May
                                                  1999;  and  Director  Head -
                                                  Asian Corporate  Finance,
                                                  Credit Suisse First Boston,
                                                  Hong Kong, China, from
                                                  October 1993 to December
                                                  1997

---------------------

4 Mr. Gallagher's election as a Director of each Fund is pending shareholder approval. If elected, he will serve as Chairman of the Board and will be an "interested person" of each Fund" as defined in the 1940 Act, because he is an officer of CSAM.

                            POSITION(S) HELD
                            WITH FUND, TERM
                             OF OFFICE* AND
             NAME,           LENGTH OF TIME          PRINCIPAL OCCUPATION(S)
        ADDRESS AND AGE          SERVED              DURING PAST FIVE YEARS
        ---------------          ------              ----------------------

Hal Liebes, Esq.           Vice President and        Managing Director and
Credit Suisse Asset        Secretary since 1999      Global General Counsel of
Management, LLC                                      CSAM; Associated with
466 Lexington Avenue                                 Lehman Brothers, Inc. from
New York, New York                                   1996 to 1997; Associated
10017-3140                                           with CSAM from 1995 to
Age: 38                                              1996; Associated with CS
                                                     First Boston Investment
                                                     Management from 1994 to
                                                     1995; Associated with
                                                     Division of Enforcement,
                                                     U.S. Securities and
                                                     Exchange Commission from
                                                     1991 to 1994

Michael A. Pignataro       Treasurer and Chief       Director and Director
Credit Suisse Asset        Financial Officer         of Fund Administration
Management, LLC            since 1999                of CSAM; Associated with
466 Lexington Avenue                                 CSAM since 1984
New York, New York
10017-3140
Age: 43

Gregory N. Bressler, Esq.  Assistant Secretary      Director of CSAM since
Credit Suisse Asset        since 2000               January 2003; and Deputy
Management, LLC                                     General Counsel of CSAM;
466 Lexington Avenue                                Associated with CSAM
New York, New York                                  since January 2000;
10017-3140                                          Associated with the law firm
Age: 36                                             of Swidler Berlin Shereff
                                                    Friedman LLP from 1996
                                                    to 2000

                            POSITION(S) HELD
                            WITH FUND, TERM
                             OF OFFICE* AND
             NAME,           LENGTH OF TIME          PRINCIPAL OCCUPATION(S)
        ADDRESS AND AGE          SERVED              DURING PAST FIVE YEARS
        ---------------          ------              ----------------------

Rocco A. Del Guercio       Assistant Treasurer      Vice President-- Fund
Credit Suisse Asset        since 1999               Administration of
Management, LLC                                     CSAM; Associated with
466 Lexington Avenue                                CSAM since June 1996;
New York, New York                                  Assistant Treasurer, Bankers
10017-3140                                          Trust Co.-- Fund
Age: 39                                             Administration from March
                                                    1994 to June 1996; Mutual
                                                    Fund Accounting Supervisor,
                                                    Dreyfus Corporation from
                                                    April 1987 to March 1994

Joseph Parascondola        Assistant Treasurer      Assistant Vice President -
Credit Suisse Asset        since 2000               Fund Administration of
Management, LLC                                     CSAM since April 2000;
466 Lexington Avenue                                Assistant Vice President,
New York, New York                                  Deutsche Asset Management
10017-3140                                          from January 1999 to April
Age: 39                                             2000; Assistant Vice
                                                    President, Weiss, Peck &
                                                    Greer LLC from November
                                                    1995 to December 1998

Robert M. Rizza            Assistant Treasurer      Assistant Vice President--
Credit Suisse Asset        Since 2002               Fund Administration
Management, LLC                                     of CSAM January 2001 to
466 Lexington Avenue                                present; Associated with
New York, New York                                  CSAM since March 1998;
10017-3140                                          Assistant Treasurer of
Age: 37                                             Bankers Trust Co. April
                                                    1994 to March 1998





---------------------

* Each officer serves until his or her respective successor has been duly elected and qualified.

COMPENSATION OF DIRECTORS AND OFFICERS

         No  employee  of CSAM,  State  Street  Bank and Trust  Company  ("State
Street") or Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Acquired Funds' co-administrators, or any of their affiliates, receives any compensation from an Acquired Fund for acting as an officer or director of the Acquired Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

         The following Compensation Table provides in tabular form the following data:

         Column (1) Name of each Acquired Fund from which each Director receives compensation.

         Column (2) Aggregate compensation received by each Director of each Fund during the calendar year 2002 and total compensation received by each Director from the 53 investment companies comprising the Fund Complex during the calendar year 2002.

         The Directors do not receive any pension or retirement benefits from any Acquired Fund in the Fund Complex.

                               COMPENSATION TABLE

                                                   (2)
                                         AGGREGATE COMPENSATION
                        --------------------------------------------------------

          (1)
     NAME OF FUND     FRANCIS    FRITZ    GARTEN      KROGH    PASMAN  RAPPAPORT
--------------------------------------------------------------------------------
Global Health Sciences
  Fund                   $2,313    $2,063   $2,063   $2,313     $2,313    $2,388
Global Technology Fund   $2,313    $2,063   $2,063   $2,313     $2,313    $2,388
Total Compensation from the
  Funds and Fund Complex
  Paid to each Director $82,015   $64,640  $71,515  $75,015   $110,015   $84,360

         Mr. Priest is an "interested person" of the Acquired Funds and, accordingly, receives no compensation from either of the Acquired Funds or any other investment company in the Fund Complex. If elected, Mr. Gallagher will also be an "interested person" of the Acquired Funds and accordingly, will not receive compensation from either of the Acquired Funds or any other investment company in the Fund Complex.

REQUIRED VOTE

         Election of each of the listed nominees for Director of an Acquired Fund requires the affirmative vote of a plurality of the votes of that Fund cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected.

                 THE BOARD OF EACH ACQUIRED FUND, INCLUDING THE
               INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT
              THE SHAREHOLDERS OF EACH ACQUIRED FUND VOTE IN FAVOR
               OF EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 3.

               PROPOSAL 4(A)-- FOR THE SHAREHOLDERS OF THE GLOBAL
                  TECHNOLOGY FUND: APPROVAL OF NEW INVESTMENT
                               ADVISORY AGREEMENT

                                  INTRODUCTION

         The current investment advisory contract for the Global Technology Fund terminated on April 17, 2000 due to an administrative error. Consequently, shareholders of the Global Technology Fund are being asked to approve a new investment advisory agreement (the "New Advisory Agreement"). The proposed agreement is essentially identical to the agreement previously approved by the Global Technology Fund's shareholders and Board of Directors. A form of the New Advisory Agreement for the Global Technology Fund is attached as Exhibit A-2 to this Prospectus/Proxy Statement.

PRIOR BOARD APPROVAL OF THE ADVISORY AGREEMENT

         LEGAL BACKGROUND
         ----------------

         Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its Independent Directors) and (ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund's board of directors, including a majority of its Independent
Directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreements will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the fund's board and shareholders, as required by Section 15.

         SEQUENCE OF EVENTS
         ------------------

         The Global Technology Fund was a successor to a portfolio of The RBB Fund, Inc. and became part of the Credit Suisse Funds (then called Warburg Pincus Funds) on October 26, 1998. The Global Technology Fund had an advisory agreement, dated October 26, 1998 (the "Original Advisory Agreement") which contained a provision to the effect that the agreement would remain in effect until April 17, 2000, and thereafter for successive annual periods if approved annually. The Global Technology Fund was advised by CSAM, then known as BEA Associates.

         The reason the Original Advisory Agreement was structured with this fixed termination date was to keep the Global Technology Fund on the same contract renewal schedule as all of the other funds deemed a part of the Fund Complex, as the Boards of all funds in the Fund Complex typically held a contract renewal meeting in early April each year.

         In March 1999, the Board of Directors met to consider a new advisory contract for the funds ("Former Warburg Funds") advised by Warburg Pincus Asset Management, Inc. ("WPAM"). This advisory relationship would terminate upon the acquisition of WPAM (the "Acquisition"). These new agreements, which required shareholder approval, did not specify a particular termination date, but provided that they would continue for an initial two year period and then for successive annual periods if approved annually. The Global Technology Fund's agreement was not modified at this time to have the same language, because it was advised by CSAM and not WPAM; therefore, its agreement would not terminate as a result of the Acquisition and had one year and one month left on its initial term. Between March 1999 and April 17, 2000, a board meeting was not held to approve the Original Advisory agreement of the Global Technology Fund. Therefore, the Original Advisory Agreement lapsed on April 17, 2000.

         Shareholder approval of the new contracts for the former Warburg Funds having been obtained, these contracts were dated July 9, 1999, and did not need to be reconsidered by their Boards of Directors for two years. A contract renewal meeting for the Fund Complex was next held on November 16, 2000, by which time the Global Technology Fund's advisory agreements had inadvertently terminated by its terms.

         Neither the Boards of Directors, Fund counsel nor CSAM was aware that the Original Advisory Agreement had terminated, the Original Advisory Agreement was presented to the Board and approved, without change, on November 16, 2000. At the time the Original Advisory Agreement was presented, because it had not been approved by the Board prior to April 17, 2000, the Original Advisory Agreement was not in full compliance with the requirements in the 1940 Act, relating to annual Board approval of advisory contracts. The subsequent approvals in November 2000 and 2001 did not revive the Original Advisory Agreement.

CURRENT SHAREHOLDER APPROVAL

         Having determined that the Global Technology Fund was without a valid investment advisory agreement, the Adviser ceased being paid fees under the terminated contracts as of October 1, 2002. Then, the Adviser requested the Global Technology Fund's Board to consider approving a new advisory agreement essentially identical to the one that lapsed in April 2000. At its December 12, 2002 meeting, the Board of the Global Technology Fund approved the New Advisory Agreement and determined that the agreement should be submitted to the Global Technology Fund's shareholders for their approval.

         At the December 12, 2002 meeting, the Board of the Global Technology Fund was also asked to consider whether the Adviser may retain those advisory fees that had been paid or which were payable to the Adviser since April 18, 2000 under the Original Advisory Agreement. Having so approved, the Board determined that the Global Technology Fund's shareholders should also vote on whether to permit the Adviser to retain those fees received or which were payable since April 18, 2000, through the time that the Global Technology Fund's shareholders approve a New Advisory Agreement AND RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

ORIGINAL ADVISORY AGREEMENT

         On July 20, 1998, the sole initial shareholder of the Global Technology Fund, in accordance with the requirements of the 1940 Act, approved the Original Advisory Agreement between the Global Technology Fund and the Adviser. The Original Advisory Agreement provided that it would remain in effect until April 17, 2000, and would continue for successive annual periods thereafter if approved by a majority of the Directors, including a majority of the Independent Directors.

         When the Board approved the continuation of the Original Advisory Agreement on November 16, 2000 and November 12, 2001, the Board was unaware that the Original Advisory Agreement had already lapsed on April 18, 2000. At these Board meetings held on November 16, 2000 and November 12, 2001, the Board's intent, nonetheless, was to continue the Original Advisory Agreement with the Adviser uninterrupted for the next year, and but for the technical oversight, the Agreement would have been continued. Despite the termination of the Original Advisory Agreement, the Adviser has continued to provide the Global Technology Fund with the services called for under that Agreement.

         For the fiscal year ended August 31, 2002, the investment advisory fees
paid  by  the  Global   Technology   Fund  and  applicable  fee  waivers  and/or
reimbursements of expenses were as follows:

                                FEES PAID
                           (AFTER WAIVERS AND
          FUND               REIMBURSEMENTS)        WAIVERS      REIMBURSEMENTS
--------------------------------------------------------------------------------
Global Technology Fund           $553,447          $581,136             $0


PROPOSED NEW ADVISORY AGREEMENT

         With the exceptions set forth below, the terms of the New Advisory Agreement for the Global Technology Fund approved by the Board on December 12, 2002 and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreement for the Global Technology Fund. The only differences between the two are (i) their effective dates and termination provisions and (ii) the New Advisory Agreement contains a limited license to use the Credit Suisse name (and variants of it) while CSAM is the adviser whereas the Original

         Advisory Agreement contained a license to use the former adviser's names. The Adviser will continue to serve as investment adviser to the Global Technology Fund, retain ultimate responsibility for the management of the Global Technology Fund, and provide investment oversight and supervision. As in the Original Advisory Agreement, the Adviser is authorized to engage an investment sub-adviser to provide advisory services to the Fund and may delegate certain of its duties to the sub-advisers. The investment management services provided under the New Advisory Agreement will be identical to the services provided under the Original Advisory Agreement and to the services provided since April 18, 2000. Likewise, the Adviser's compensation for these services, expressed as an annual rate of the Global Technology Fund's net assets, remains unchanged under the New Advisory Agreement.

         Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, the Adviser is responsible for managing the Global Technology Fund in accordance with the Global Technology Fund's stated
investment objective and policies. The Adviser is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Global Technology Fund's assets. In addition to expenses that the Adviser may incur in performing its services under the New Advisory Agreement, the Adviser pays the compensation, fees and related expenses of all Directors who are affiliated persons of the Adviser or any of its subsidiaries and the fees payable to any investment sub-adviser engaged by CSAM.

         Under the New Advisory Agreement, the Adviser is entitled to an investment advisory fee equal to 1.00% of the Global Technology Fund's average daily net assets on an annualized basis. This advisory fee is identical to the one received under the Original Advisory Agreement.

         Finally, the New Advisory Agreement will run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Directors of the Global Technology Fund, including a majority of the Independent Directors. The New Advisory Agreement for the Global Technology Fund is terminable at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Global
Technology Fund, or upon 90 days' written notice, by the Adviser. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

BOARD DELIBERATIONS

         In approving the Global Technology Fund's New Advisory Agreement, the Board of the Global Technology Fund is required to act solely in the best interests of the Global Technology Fund and the Global Technology Fund's shareholders in evaluating the terms of the Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's-length bargaining.

         At the December 12, 2002 Board meeting, the Directors of the Global Technology Fund considered the similarity of the New Advisory Agreement to the Original Advisory Agreement for the Global Technology Fund and the fact that the Board had intended to continue the Original Advisory Agreement in November 2000 and again in November 2001. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Directors considered various materials and representations provided by the Adviser, including information relating to the following factors: (i) the extent and quality of investment advisory services the Global Technology Fund will receive for the advisory fee payable under the Agreement; (ii) the fees charged to other clients for comparable services; (iii) the fees charged by other investment advisers providing comparable services to similar investment companies; (iv) comparative information on the net asset value, yield and total return per share of the Global Technology Fund with those of other funds with comparable investment objectives and size; (v) the total of all assets managed by the Adviser and the total number of investment companies and other clients that it services; (vi) the Adviser's profitability; (vii) the extent to which the Adviser receives benefits such as research services as a result of the brokerage generated by the Global Technology Fund; (viii) the organizational and financial soundness of the Adviser in light of the needs of the Global Technology Fund on an on-going basis; (ix) the conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry;
(x) the historical relationship between the Global Technology Fund and the Adviser; and (xi) other factors deemed relevant by the Board.

         The Board noted that the fees under the New Advisory Agreement were unchanged from those under the Original Advisory Agreement and that those fees were within the range of fees charged by other investment advisors with respect to similar funds. The Board also viewed the fees as reasonable and fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering relevant factors, the Directors, including all of the Independent Directors, approved the New Advisory Agreement for the Global Technology Fund. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

INFORMATION ABOUT CSAM AND ITS AFFILIATES

         Information about CSAM, its managers and principal executive officers, including those who are also officers of the Global Technology Fund, CSAM's investment company clients, the Global Technology Fund's brokerage policies and the officers of CSAM is presented in Exhibit C.

         CSAMSI, an affiliate of CSAM, serves as co-administrator and distributor to the Global Technology Fund. Exhibit D sets forth the fees paid to CSAMSI by the Global Technology Fund for services provided to the Global Technology Fund during the most recent fiscal year. CSAMSI will continue to serve as co-administrator and distributor to the Global Technology Fund after Proposal 4(a) is approved by the shareholders.

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

REQUIRED VOTE

         Approval of Proposal 4(a) for the Global Technology Fund requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, of the Global Technology Fund, which means the vote of 67% or more of the voting securities of the Global Technology Fund entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

             THE BOARD OF THE GLOBAL TECHNOLOGY FUND, INCLUDING THE
                 INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS
              THAT THE SHAREHOLDERS OF THE GLOBAL TECHNOLOGY FUND
               VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

               PROPOSAL 4(B)-- FOR THE SHAREHOLDERS OF THE GLOBAL
             TECHNOLOGY FUND: APPROVAL OF THE RETENTION OR PAYMENT
                     OF FEES PAID OR PAYABLE TO THE ADVISER

         Despite the inadvertent expiration of the Original Advisory Agreement on April 17, 2000, CSAM has continued to provide the Global Technology Fund with uninterrupted investment advisory services called for under the Original Advisory Agreement. From April 18, 2000 until October 1, 2002, the Global Technology Fund has compensated the Adviser for its services in an amount equal to the percentage of the Global Technology Fund's average daily net assets stated in the Original Advisory Agreement. Since October 1, 2002, following the discovery of the invalidity of the Original Advisory Agreement, the fees payable to the Adviser have been retained by the Global Technology Fund pending the resolution of this matter. During this same period the Adviser has also continued to honor its expense limitation commitments to the Global Technology Fund. Through September 2002, the Global Technology Fund, its Board of Directors and the Adviser were unaware that the Original Advisory Agreement had expired due to the administrative error described above, and so the Global Technology Fund's payments of the Adviser's fees were made under the belief that the Adviser's services were being performed according to a valid advisory agreement.

         For the period April 18, 2000 through December 31, 2002, the investment advisory fees paid or payable by the Global Technology Fund, and applicable fee waivers and/or reimbursements, were as follows:

                          FEES PAID OR PAYABLE
                           (AFTER WAIVERS AND
          FUND               REIMBURSEMENTS)        WAIVERS      REIMBURSEMENTS
--------------------------------------------------------------------------------
Global Technology Fund          $2,346,256        $(983,951)        $(160,148)

         The Adviser, relying on equitable principles, sought Board approval to allow the Adviser to avoid an economic burden and retain all payments, and be paid all unpaid amounts, as compensation for services provided, and to be provided, since April 18, 2000 through the effective date of the New Advisory Agreement. In granting their unanimous approval, the Directors, who were represented by independent counsel (as defined in the 1940 Act) who reviewed the legal issues presented to the Board in connection with the termination of the Global Technology Fund's advisory agreement, considered the nature of the continuing relationship between the Adviser and the Global Technology Fund, the Adviser's willingness to subsidize the Global Technology Fund's operations, and the nature and the quality of the services it has performed for the Global Technology Fund since April 18, 2000. The Directors also considered that:

     o the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

     o the Global Technology Fund and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent termination of the Original Advisory Agreement, and the amounts that were paid and are payable would have been no more than what the Global Technology Fund would have paid had the Original Advisory Agreement remained in effect;

     o but for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Advisory Agreement continue uninterrupted since April 2000;

     o the Adviser has agreed to pay for the costs of soliciting shareholder approval of the New Advisory Agreement and the ratification of the retention of fees paid or payable to CSAM; and

     o should Board or shareholder approval be withheld, the Adviser could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreement, the unintended lapse of which had resulted from a simple administrative error.

REQUIRED VOTE

         Having  been  advised of the  equitable  standard  to be applied  under
Section 47(b) of the 1940 Act should the Global Technology Fund seek to rescind the terminated contracts and the costs likely to be involved in such litigation and having considered the absence of harm to the Global Technology Fund shareholders and the windfall that would result to shareholders from a rescission of the terminated contracts, the Board of the Global Technology Fund unanimously approved the Adviser's request that CSAM be permitted to retain all fees paid, and all fees payable, to them since April 18, 2000 through the effective date of the New Advisory Agreement. The Board of the Global Technology Fund then determined to submit the matter for approval by the Global Technology Fund's shareholders. Approval of Proposal 4(b) requires the vote of a majority of the shares of the Global Technology Fund voting on the Proposal, voted in person or by proxy at the Special Meeting.

             THE BOARD OF THE GLOBAL TECHNOLOGY FUND, INCLUDING THE
                 INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS
              THAT SHAREHOLDERS OF THE GLOBAL TECHNOLOGY FUND VOTE
               "FOR" APPROVAL OF THE PAYMENT OF ALL FEES PAID AND
              PAYABLE TO THE ADVISER DURING THE APPLICABLE PERIOD.

               PROPOSAL 5-- FOR THE SHAREHOLDERS OF BOTH ACQUIRED
                   FUNDS: TO MODIFY AND/OR ELIMINATE CERTAIN
                            INVESTMENT RESTRICTIONS

         Each Acquired Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, the Acquired Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Acquired Funds to remove certain of these restrictions. Investment companies, however, are required to have fundamental investment restrictions on the topics addressed in Proposals 5(a) through 5(c).

         Each Acquired Fund's Board, together with the Acquired Funds' officers and CSAM, have reviewed each Acquired Fund's current fundamental restrictions and have concluded that certain restrictions should be removed or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Acquired Funds. At the Special Meeting, shareholders will be asked to approve the revised restrictions.

         The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of each Acquired Fund's assets and simplify the process of monitoring compliance with investment restrictions. The revised restrictions will be the standard form for new funds in the Credit Suisse Fund Complex.

         The revised restrictions do not affect the investment objectives of the Acquired Funds, which remain unchanged. The Acquired Funds will continue to be managed in accordance with the investment restrictions described in their Prospectuses, Statements of Additional Information and in accordance with federal law. The revised restrictions would give the Acquired Funds an increased ability to engage in certain activities. The Directors may consider and adopt such non-fundamental investment restrictions for the Acquired Funds as they determine to be appropriate and in the shareholders' best interests and those restrictions could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to significantly affect the manner in which the Acquired Funds are managed, the investment programs of the Acquired Funds or the investment performance of the Acquired Funds. The Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in either of the Acquired Funds, except where indicated below. However, if certain changes are approved (e.g., increased authority to borrow money) and an Acquired Fund utilizes that increased authority, an Acquired Fund may be subject to higher risks than previously.

         The Board of each Acquired Fund unanimously recommends that shareholders vote to amend or remove the Acquired Fund's fundamental investment restrictions as discussed below. Each section sets out the fundamental investment restrictions that will apply to each Acquired Fund if shareholders of that Acquired Fund approve that proposal. To be approved, each proposal must receive the vote of a "majority of the outstanding voting securities" of the Acquired Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Acquired Fund entitled to vote on the proposal, whichever is less. If any proposal is not approved for an Acquired Fund, then the Acquired Fund's existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action, including resoliciting shareholders. If shareholders approve the following changes to the fundamental investment restrictions of an Acquired Fund, such changes will become effective as of June 1, 2003, or as soon thereafter as possible.

PROPOSAL 5(A) - TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON
                BORROWING MONEY

         If shareholders of an Acquired Fund approve Proposal 5(a), each of the Acquired Fund's current fundamental investment restriction on borrowing money would be modified to read as follows:

         "The Fund may not borrow money, except to the extent permitted under the 1940 Act."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 331 1/43% of its total assets.

         Under its current fundamental policy, the Global Health Sciences Fund may not borrow money except that the Fund may (a) borrow from banks for
temporary  or  emergency   purposes  and  (b)  enter  into  reverse   repurchase
agreements;   provided   that  reverse   repurchase   agreements,   dollar  roll
transactions
that are accounted for as financings and any other transactions constituting borrowing by the Global Health Sciences Fund may not exceed 30% of the value of the Global Health Sciences Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing. Reverse repurchase agreements involve the sale of securities held by a fund pursuant to the fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the current market rate of interest. In a dollar roll transaction, a fund sells a security and agrees to buy a substantially similar security for future delivery.

         Under its current fundamental policy, the Global Technology Fund may not borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Global Technology Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 331 1/43% of the value of the Global Technology Fund's total assets at the time of such borrowing.

         Each Acquired Fund also has a non-fundamental restriction limiting its ability to purchase securities while borrowings in excess of 5% of the fund's assets are outstanding. Removing the investment restriction on purchasing securities when borrowings are greater than 5% of an Acquired Fund's assets will enhance the Acquired Fund's flexibility in emergency situations.

         The proposed policy would: (1) permit borrowings of up to 331 1/43% of total assets; (2) permit the use of reverse repurchase agreements or dollar rolls; (3) remove the restrictions that allow borrowings to be made only from banks (the 1940 Act currently allows a fund to borrow any amount in excess of 5% of its total assets only from banks; however, the SEC has permitted some mutual funds to borrow from other funds, although there is no assurance that the SEC would grant the Credit Suisse Funds such permission, and other possibilities may develop as the financial services industry continues to evolve); and (4) remove the restrictions that limit the purchase of securities when loans are outstanding.

         To the extent an Acquired Fund borrows money, positive or negative performance by the Acquired Fund's investments may be magnified. An Acquired Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Acquired Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Acquired Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an Acquired Fund's net investment income in any given period.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(A).

PROPOSAL 5(B) - TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON
                LENDING

         If shareholders of an Acquired Fund approve Proposal 5(b), each of the Acquired Fund's current fundamental investment restrictions on lending would be modified to read as follows:

         "The Fund may not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend.

         Under its current fundamental restriction, the Global Health Sciences Fund may not make loans, except that the Global Health Sciences Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements. Under its current fundamental restriction, the Global Technology Fund may not make loans except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

         A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.

         The new restriction would allow the Acquired Funds to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

         The proposed modifications also would permit securities lending and the use of repurchase agreements by the Acquired Funds.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(B).

PROPOSAL 5(C) - TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON REAL
                ESTATE INVESTMENTS

         If shareholders of an Acquired Fund approve Proposal 5(c), each of the Acquired Fund's current fundamental investment restrictions on real estate investments would be modified to read as follows:

         "The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate.

         Under its current fundamental restriction, the Global Health Sciences Fund may not purchase or sell real estate except that the Global Health Sciences Fund may invest in securities secured by real estate, mortgages or interests therein. Under its current fundamental restriction, the Global Technology Fund may not purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

         The proposed new restriction would: (1) preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate (provided that the investment is otherwise consistent with each Acquired Fund's investment program); and (2) clarify each Acquired Fund's ability to invest in real estate investment trusts ("REITs"). As a result of exercising its rights attached to real estate-related securities, an Acquired Fund could eventually own an interest in real property. If this occurs, the Acquired Fund would dispose of the property as soon as practicable, consistent with the Acquired Fund's best interests.

         By investing in a REIT, an Acquired Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Acquired Fund. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the "Code"), requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 5(C)

PROPOSAL  5(D) - GLOBAL HEALTH SCIENCES FUND ONLY: TO REMOVE THE
                 FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN TRANSACTIONS

         If shareholders of the Global Health Sciences Fund approve Proposal 5(d), the Global Health Sciences Fund's current fundamental investment restriction on margin transactions would be removed. The Board could adopt a non-fundamental investment restriction on margin transactions in the future that could be modified without shareholder approval.

         Discussion of Proposed Modifications. The Global Health Sciences Fund is not required to have a fundamental investment restriction on margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, the Global Health Sciences Fund has a fundamental investment restriction that prohibits margin transactions, except where, for example, borrowing is necessary for the clearance of transactions or the margin transaction involves the use of futures and other financial instruments. The Global Health Sciences Fund does not currently intend to buy securities on margin but the proposed modifications would coordinate the Global Health Sciences Fund's policy in this area with the policies of the other funds in the Credit Suisse Fund family.

                   THE BOARD OF DIRECTORS OF THE GLOBAL HEALTH
                      SCIENCES FUND UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(D).

PROPOSAL 5(E) - GLOBAL HEALTH SCIENCES FUND ONLY: TO REMOVE THE
                FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTMENTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         If shareholders of the Global Health Sciences Fund approve Proposal 5(e), the Fund's current fundamental investment restriction on investments in oil, gas or mineral exploration or development programs would be removed.

         Discussion of Proposed Modifications. There is no federal requirement that the Global Health Sciences Fund have a fundamental investment restriction on investments in oil, gas or mineral exploration or development programs. In order to maximize the Global Health Sciences Fund's investment flexibility, the Board proposes that the Global Health Sciences Fund's restriction on investments in oil, gas or mineral exploration or development programs be removed.

                   THE BOARD OF DIRECTORS OF THE GLOBAL HEALTH
                      SCIENCES FUND UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" PROPOSAL NO. 5(E).

             PROPOSAL 6-- TO CHANGE THE INVESTMENT OBJECTIVE OF THE
               ACQUIRED FUNDS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

         Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, but most funds, including the Acquired Funds, have stated that their investment objectives are fundamental. The Board of Directors of the Acquired Funds has approved a proposal to make each Acquired Fund's investment objective non-fundamental.

         If approved by shareholders, this change would mean that the Board would be able to change an Acquired Fund's investment objective in the future without further approval by shareholders. This change would enhance an Acquired Fund's flexibility by allowing the Board to more easily alter an Acquired Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Acquired Fund shareholders would receive prior notice of any change to an Acquired Fund's investment objective. The Board, has no current intention of changing either Acquired Fund's investment objective.

         To be approved, this Proposal must receive the vote of a "majority of the outstanding voting securities" of the Acquired Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Acquired Fund entitled to vote on the proposal, whichever is less. If this Proposal is not approved for an Acquired Fund, then the Acquired Fund's investment objective will remain fundamental. The Board of the Acquired Fund would consider any other appropriate action, including resoliciting shareholder approval of the change.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 6.

                 INFORMATION ON THE ACQUIRED FUND'S INDEPENDENT
                                  ACCOUNTANTS

         The Boards of the Acquired Funds have selected PricewaterhouseCoopers LLP ("PwC") as the independent accountants for the current fiscal year. PwC has been the independent accounts of the Acquired Funds since their inception. PwC has informed the Audit Committees for each Acquired Fund that it has no material direct or indirect financial interest in the Acquired Funds. In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining its independence.

         Representatives of PwC are not expected to be present at the special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

         The aggregate fees billed by PwC for professionals services rendered for the audit of the Global Health Sciences Fund's and the Global Technology Fund's
         annual financial statements for the most recent fiscal year and the review of the financial statements included in the Global Health Sciences Fund's and the Global Technology Fund's most recent annual report to shareholders were $14,500 and $13,500, respectively. These fees relate to two funds in the Credit Suisse family of funds consisting of approximately 50 funds. Total audit fees during 2002 for all funds in the Credit Suisse family of funds were approximately $892,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PwC billed no fees for the Global Health Sciences and the Global Technology Funds' most recent fiscal year for professional services rendered in connection with financial information systems design and implementation services.

         For financial information systems design and implementation services provided to CSAM and all entities controlling, controlled by or under common control with CSAM that provide services to the Acquired Funds, PwC billed $5,100,000 during 2002. These fees represent fees paid by Credit Suisse First Boston (CSFB) to PwC Consulting in connection with the worldwide implementation of PeopleSoft, a human resources and accounting system. Effective September 30, 2002 PwC Consulting was sold to IBM Corporation and effective as of this dated PwC and PwC Consulting became two separate entities.

ALL OTHER FEES

         For other services provided to the Global Health Sciences and the Global Technology Funds', PwC billed $5,000 and $8,000 in fees, respectively, for the most recent fiscal year ending August 31, 2002. These fees are comprised of: (1) tax services of $2,500 in connection with the review of each Acquired Fund's annual excise tax calculation and review and signing of each Acquired Fund's applicable tax returns, (2) $2,500 in connection with agreed-upon procedures related to each Acquired Fund's change in fund accounting service providers and (3) $3,000 related to security counts performed under Rule 17f-2 of the 1940 Act for the Global Technology Fund.

         For other services provided to CSAM and all other entities controlling, controlled by, or under common control with CSAM that provide services to the Acquired Funds, PwC billed $2,157,000 for the Acquired Funds' most recent fiscal year ending August 31, 2002. These fees are comprised of: (1) $664,000 in connection with agreed-upon procedures relating to property financing transactions and pooled securitization transactions, (2) $793,000 in connection with expatriate tax consulting services, (3) $450,000 in connection with other tax related services and (4) $250,000 in connection with financial statement audits.

                             ADDITIONAL INFORMATION

         The Acquiring Fund and the Acquired Funds are subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth

         Street, N.W, Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the Acquired Funds to be used at the Special Meeting of Shareholders of the Acquired Funds to be held at 1:00 p.m. on August 1, 2003, at the offices of the Acquired Funds, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Funds on or about June 23, 2003. Only shareholders of record as of the close of business on June 9, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of June 9, 2003, the Global Health Sciences Fund had the following shares outstanding and entitled to vote: 2,768,812.740 Common Class shares and 6,218.881 Class A shares. As of June 9, 2003, the Global Technology Fund had the following shares outstanding and entitled to vote: 3,280,725.314 Common Class shares and 47,654.743 Class A shares. The holders of one-third of the outstanding shares of the Global Health Sciences Fund and the Global Technology Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting of the Global Health Sciences Fund and the Global Technology Fund respectively. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power)
will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a "no" vote for Proposals (1), (2), 4(a), 5(a)-(e) and 6, which require the approval of a specified percentage of the outstanding shares of the relevant Acquired Fund. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 3 and 4(b) which require the approval of a (i) for Proposal 3, plurality of the shares of the relevant Acquired Fund, and (ii) for Proposals 1, 2 and 4(b), a majority of the shares of the relevant Acquired Fund, voting at the Special Meeting.

         Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the relevant Plan and FOR approval of any other matters deemed appropriate.

         A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Funds, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

         CSAM has retained D.F. King & Co., Inc. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of each Acquisition, which are currently estimated to be $151,000 with respect to the Global Health Sciences Fund and $421,000 with respect to the Global Technology Fund, including the costs of the proxy solicitation relating to Proposals 1, 2 and 4(a) and (b) and the preparation of enclosures to the Prospectus/Proxy Statement relating to Proposals 1, 2 and 4(a) and (b), reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Funds and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement relating to Proposals 1, 2 and 4(a) and (b) will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). Costs of preparing, printing and mailing the enclosed proxy, accompanying notice and all other costs in connection with the solicitation of proxies for Proposals 3, 5(a)-(e), and 6 will be paid by the relevant Acquired Fund. It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

         In the event that a quorum necessary to vote on any of the proposals at the Special Meeting is not present or sufficient votes to approve any proposal are not received prior to 1:00 p.m. on August 1, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the relevant Plan which did not receive the vote necessary for its passage or to obtain a quorum. If there is represented a sufficient number of votes in favor, an act taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the relevant Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the relevant Acquired Fund.

         As of June 9, 2003, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Funds as set forth above under "Proposal - Information About the Acquisitions -- Share Ownership of the Funds." CSAM and its affiliates have advised the Acquired Funds that they intend to vote the shares over which they have voting power at the Special Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

                                 OTHER BUSINESS

         The Board of Directors of each of the Acquired Funds knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

         The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisitions and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy
Statement. The votes of the shareholders of the Acquiring Fund are being solicited in a separate proxy statement on proposals that are similar to Proposals 3, 5 and 6 above. There is no guarantee that the shareholders of the Acquiring Fund will approve these proposals.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of assets and liabilities of the Global Health Sciences Fund, Global Technology Fund and the Acquiring Fund, dated as of August 31, 2002, August 31, 2002 and October 31, 2002, respectively, including their respective schedules of portfolio investments, and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants to each of the Funds, given on the authority of such firm as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated June 5, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Funds requesting a copy of such Statement of Additional Information.

         1. The current Statement of Additional Information for the Acquiring Fund, dated February 28, 2003, as supplemented as of the date hereof.

         2. The current Statement of Additional Information for the Global Health Sciences Fund, dated December 11, 2002 (as revised on December 16, 2002), as supplemented as of the date hereof.

         3. The current Statement of Additional Information for the Global Technology Fund, dated January 1, 2003, as supplemented as of the date hereof.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable Baetjer and Howard, LLP as to certain matters under Maryland law.

                                                                     EXHIBIT A-1

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ______, 2003, between and among Credit Suisse Global Post-Venture Capital Fund, Inc., a Maryland corporation (the "Acquiring Fund"), Credit Suisse Global Health Sciences Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares,

                                     A-1-1
determined by dividing the value of the Acquired Fund's net assets attributable to each class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

                                     A-1-2

         1.4.  As  soon  on  or  after  the  Closing  Date  as  is  conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

         2.   Valuation

         2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

         2.2. The number of Class A Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Common Class and Class A shares of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its Common Class and Class A shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Class A shares of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

                                     A-1-3

         2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

         3.   Closing and Closing Date

         3.1. The Closing Date for the Reorganization shall be June ___, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

         3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         4.     Representations and Warranties

         4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:
                                     A-1-4

         (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

         (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

         (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

         (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

         (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

         (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Statement of Operations and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at August 31, 2002 and for the period from December 31, 1996 to August 31, 2002 have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

         (g) Since August 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of

                                     A-1-5
securities in the  Acquired Fund's portfolio, the discharge of Fund liabilities,
or the redemption of the  Acquired   Fund shares  by Fund shareholders shall not
constitute a material adverse change;

         (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

         (j) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's
Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                                     A-1-6

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a)  The  Acquiring  Fund  is  a  duly  organized,   validly   existing
corporation in good standing under the laws of the State of Maryland;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

         (c) The current  prospectuses and statements of additional  information
filed as part of the Acquiring Fund     registration statement on Form N-1A (the

                                     A-1-7

"Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

         (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

         (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

         (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

         (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

                                     A-1-8

         (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

         (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

         (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

                                     A-1-9

         5.     Covenants of the Acquired Fund and the Acquiring Fund

         5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

         5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the

                                     A-1-10

         Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

         5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

         5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

         6.     Conditions Precedent to Obligations of the Acquired Fund

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at

                                     A-1-11
         and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

         6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

         That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14

                                     A-1-12

         Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

         In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.4. The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         7. Conditions Precedent to Obligations of the Acquiring Fund

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

                                     A-1-13

         7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

         7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

         That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be

                                     A-1-14
         described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

         In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                                     A-1-15

         7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended August 31, 2002.

         7.9 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

         7.10. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain

                                     A-1-16
         or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

         (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund

                                     A-1-17

         Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

         9.   Brokerage Fees and Expenses; Other Agreements

         9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

         9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

         9.3.   Any  other   provision   of  this   Agreement  to  the  contrary
notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

                                     A-1-18

         10.    Entire Agreement; Survival of Warranties

         10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         11.    Termination

         11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Acquired Fund, or their respective Directors or officers, to the other party or parties.

         12.    Amendments

         This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

         13.    Notices

         13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                466 Lexington Avenue
                New York, NY 10017
                Attention: Hal Liebes, Esq.

         or to the Acquired Fund at:

                466 Lexington Avenue
                New York, NY 10017
                Attention: Hal Liebes, Esq.



                                     A-1-19

         14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Acquiring Fund or the Acquired Fund are personally liable hereunder.

                                     A-1-20

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.


By:      ___________________________________________________________

Name:
Title:

Attestation By:   __________________________________________________

Name:
Title:



CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.





By:      ___________________________________________________________

Name:
Title:

Attestation By:   __________________________________________________

Name:
Title:

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC





By:      ___________________________________________________________

Name:
Title:

Attestation By:   ___________________________________________________

Name:
Title:



                                     A-1-21

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                     EXHIBIT A-2

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of _____, 2003, between and among Credit Suisse Global Post-Venture Capital Fund, Inc., a Maryland corporation (the "Acquiring Fund"), Credit Suisse Global Technology Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9, 9.2 and 9.3 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

         1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund

                                     A-2-1

Shares,  determined by dividing  the value of the Acquired  Fund's   net assets
attributable to each class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

                                     A-2-2

         1.4.  As  soon  on  or  after  the  Closing  Date  as  is  conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

         2.   Valuation

         2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

         2.2. The number of Class A Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Common Class and Class A shares of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its Common Class and Class A shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Class A shares of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

                                     A-2-3

         2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

         3.   Closing and Closing Date

         3.1. The Closing Date for the Reorganization shall be June ___, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

         3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         4.   Representations and Warranties

         4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:


                                     A-2-4

         (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

         (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

         (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

         (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

         (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

         (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Statement of Operations and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at August 31, 2002 and for the period from August 31, 1998 to August 31, 2002 have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

         (g) Since August 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of

                                     A-2-5
securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

         (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

         (j) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's
Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                                     A-2-6

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

         4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a)  The  Acquiring  Fund  is  a  duly  organized,   validly   existing
corporation in good standing under the laws of the State of Maryland;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

         (c) The current prospectuses and statements of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the

                                     A-2-7
         applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

         (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

         (g) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

         (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

         (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

                                     A-2-8

         (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

         (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

         (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

                                     A-2-9

         5.    Covenants of the Acquired Fund and the Acquiring Fund

         5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

         5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

         5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the

                                     A-2-10

         Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

         5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets, and (b) will not sell or otherwise dispose of any of the assets of the Acquired Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

         5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

         6.   Conditions Precedent to Obligations of the Acquired Fund

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at

                                     A-2-11
         and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

         6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

         That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14

                                     A-2-12

         Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

         In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.4. The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         7.   Conditions Precedent to Obligations of the Acquiring Fund

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

                                     A-2-13

         7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

         7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

         That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be

                                     A-2-14
         described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

         In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

         7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

         (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

         (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                                     A-2-15

         7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         7.8. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended August 31, 2002.

         7.9 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

         7.10. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

         8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain


                                     A-2-16
or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

         (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund

                                     A-2-17

         Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

         8.6. (a) The approval of the receipt or retention of investment advisory fees paid or payable to CSAM from April 18, 2000 shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to each Fund; or

               (b) the Board of Directors of the Acquired Fund has irrevocably waived any and all right it may have to seek rescission of the advisory contract between the Fund and CSAM dated December, 3, 1998 (the "Contract") or to recoup amounts paid or payable under the Contract; or

               (c) CSAM has irrevocably waived any and all right it may have to receive or retain amounts paid or payable under the Contract.

         9.    Brokerage Fees and Expenses; Other Agreements

         9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

         9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing

                                     A-2-18
         such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

         9.3. (a) CSAM agrees to indemnify and hold harmless each person who at the time of execution of this Agreement is a director or officer of the Acquired Fund (a "CSAM Indemnified Party") from and against any and all direct and indirect liabilities, losses, claims, damages and expenses (including, without limitation, reasonable attorneys' fees) ("Losses") incurred by a CSAM Indemnified Party and that arise from or relate to the retention of investment advisory fees paid or payable to CSAM from April 18, 2000 until the Closing Date.

               (b) CSAM's agreement to indemnify the CSAM Indemnified Parties pursuant to this paragraph 9.3 is expressly conditioned upon CSAM's being promptly notified of any action or claim brought against any such party after the CSAM Indemnified Party receives notice of the action. The failure of the CSAM Indemnified Party to notify CSAM shall not relieve CSAM from any liability that CSAM may have otherwise than on account of this indemnification agreement.

               (c) In case any action or claim shall be brought against any CSAM Indemnified Party and it shall timely notify CSAM of the commencement thereof, CSAM shall be entitled to participate in, and, to the extent that it shall wish to do so, to assume the defense thereof with counsel satisfactory to it. If CSAM opts to assume the defense of such action, CSAM will not be liable to the CSAM Indemnified Party for any legal or other expenses subsequently incurred by the CSAM Indemnified Party in connection with the defense thereof other than (1) reasonable costs of investigation or the furnishing of documents or witnesses and (2) all reasonable fees and expenses of separate counsel to such CSAM Indemnified Party if the CSAM Indemnified Party shall have concluded reasonably that representation of CSAM and the CSAM Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them in the conduct of the defense of such action.

         9.4.   Any  other   provision   of  this   Agreement  to  the  contrary
notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

         10.    Entire Agreement; Survival of Warranties

         10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

                                     A-2-19

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         11.   Termination

         11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the Acquired Fund, or their respective Directors or officers, to the other party or parties.

         12.   Amendments

         This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

         13.   Notices

         13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                466 Lexington Avenue
                New York, NY 10017
                Attention: Hal Liebes, Esq.

         or to the Acquired Fund at:

                466 Lexington Avenue
                New York, NY 10017
                Attention: Hal Liebes, Esq.


                                     A-2-20

         14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Acquiring Fund or the Acquired Fund are personally liable hereunder.

                                     A-2-21

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.

By:      ___________________________________________________________

Name:
Title:

Attestation By:   __________________________________________________

Name:
Title:





CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.

By:      ___________________________________________________________

Name:
Title:

Attestation By:   __________________________________________________

Name:
Title:

Solely with respect to paragraphs 4.3, 5.9, 9.2 and 9.3 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:      ___________________________________________________________

Name:
Title:

Attestation By:   ___________________________________________________

Name:
Title:


                                     A-2-22

                                                                      Exhibit B

                                      FORM

                                       OF

                       CSAM INVESTMENT ADVISORY AGREEMENT

                                ___________, 2003


         Credit Suisse Asset Management, LLC
         466 Lexington Avenue
         16th Floor
         New York, New York 10017

Dear Sirs:

         Credit Suisse Global Technology Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

         1.     Investment Description; Appointment

         The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

         2.     Services as Investment Adviser

         Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended (the "Advisers Act"), (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI,
(c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the Fund, and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement. In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         Subject  to the  approval  of the Board of  Directors  of the Fund and, where required by law, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreement(s) or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act.

         3.     Brokerage

         In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.     Information Provided to the Fund

         The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5.     Disclosure Regarding the Adviser

         (a) The Adviser has reviewed the disclosure about the Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Adviser or information related, directly or indirectly, to the Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

         (b) The Adviser agrees to notify the Fund promptly of (i) any statement about the Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading,
(iii) any reorganization or change in the Adviser, including any change in its ownership or key employees, or (iv) any change in the membership of the Adviser, as long as the Adviser is a partnership.

         (c) Prior to the Fund or any affiliated person (as defined in the 1940 Act, an "Affiliate") of the Fund using or distributing sales literature or other promotional material referring to the Adviser ("Promotional Material"), the Fund shall forward such material to the Adviser and shall allow the Adviser reasonable time to review the material. The Adviser will not act unreasonably in its review of Promotional Material and the Fund will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

         (d) The Adviser has supplied the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

         6.     Compliance

         (a) The Adviser agrees that it shall promptly notify the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

         (b) The Fund agrees that it shall promptly notify the Adviser in the event that the SEC has censured the Fund; placed limitations upon any of its activities, functions or operations; or has commenced proceedings or an investigation that may result in any of these actions.

         (c) The Fund shall be given access to the records of the Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Adviser for their own accounts and on behalf of other clients. The Adviser agrees to cooperate with the Fund and its representatives in connection with any such monitoring efforts.

         7.     Books and Records

         (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

         (b) The Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

         (c) The Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         8.     Standard of Care

         The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

         9.     Compensation

         In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. The fee for the period from the date of this Agreement to the end of the calendar year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.

         10.    Expenses

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Adviser or any of its affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

         The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

         11.    Services to Other Companies or Accounts

         The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

         12.    Term of Agreement

         This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

         13.    Representations by the Parties

         (a) The Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

         (b) The Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

         (c) The Adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code and will provide any certifications required by Rule 17j-1.

         (d) The Fund represents that a copy of its Articles of Incorporation, dated ________________, together with all amendments thereto, is on file in the Department of Assessments and Taxation of the State of Maryland.

         14.    Miscellaneous

         The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and business trusts may include the name "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof) as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations or business trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof) will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof).

         Please   confirm  that  the  foregoing  is  in  accordance   with  your
understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                              Very truly yours,



                              CREDIT SUISSE _______________ FUND, INC.


                              By:

                              Name:

                              Title:





Accepted:


CREDIT SUISSE ASSET MANAGEMENT, LLC



By:

Name:

Title:

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      Exhibit C

             CERTAIN INFORMATION ABOUT CSAM AND CREDIT SUISSE GROUP

GENERAL

         CSAM is located at 466 Lexington Avenue, New York, New York 10017-3140. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

         CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017-3140, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

EXECUTIVE OFFICERS OF CSAM

         The following chart sets forth information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017-3140.

------------------------------------------------------------------------------
  NAME                     POSITION WITH CSAM AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
  Joseph Gallagher         Chief Executive Officer, Managing Director and
                           Member of the Management Committee

------------------------------------------------------------------------------
  Elizabeth B. Dater       Co-Head of U.S. Equities, Managing Director and
                           Member of the Management Committee

------------------------------------------------------------------------------
  Jo Ann Corkran           Head of Core Fixed Income, Managing Director and
                           Member of the Management Committee
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  NAME                     POSITION WITH CSAM AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
  George M.                Head of Institutional Marketing, Managing Director
  Jamgochian               and Member of the Management Committee

------------------------------------------------------------------------------
  Hal Liebes               Global General Counsel, Secretary, Managing
                           Director and Member of the Management Committee

------------------------------------------------------------------------------
  Matthew C. Moss          Chief Financial Officer, Managing Director and
                           Member of the Management Committee

------------------------------------------------------------------------------
  Daniel C. Rowland        Director of Human Resources, Director, Member of
                           the Management Committee

------------------------------------------------------------------------------
  Gregory R. Sawers        Head of Research, Co-Head of U.S. Equities,
                           Managing Director and Member of the
                           Management Committee
------------------------------------------------------------------------------



SIMILAR FUNDS MANAGED BY CSAM

         The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Credit Suisse Technology Fund.

                                            NET ASSETS OF     CONTRACTUAL
                                            CSAM MANAGED     ADVISORY FEE
                                          SIMILAR FUND AS
                                             OF 12/31/02    AS A PERCENTAGE OF
      SIMILAR FUND CURRENTLY                                (AVERAGE DAILY
          ADVISED BY CSAM                   (IN DOLLARS)      NET ASSETS)       FEE WAIVER
-------------------------------------------------------------------------------------------

  OPEN-END FUNDS

-------------------------------------------------------------------------------------------

  Credit Suisse Institutional Fund -
  International Focus Portfolio              42,342,224           .80%          YES
-------------------------------------------------------------------------------------------
  Credit Suisse Trust - International

  Focus Portfolio                            86,547,248          1.00%           NO
-------------------------------------------------------------------------------------------
  Credit Suisse Opportunity Funds -
  Credit Suisse International Fund           11,604,139          1.00%          YES
-------------------------------------------------------------------------------------------


BROKERAGE POLICIES

         CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

         In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

         Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

         All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including CSFB and other affiliates of Credit Suisse. A Fund may utilize CSFB or other affiliates of Credit Suisse in connection with a purcha.0se or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

         In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

         If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

                                                                      Exhibit D


                   CSAMSI ADMINISTRATION AND DISTRIBUTION FEES

For the Global Technology Fund's most recent fiscal year, the Global Technology Fund paid CSAMSI co-administrative service and distribution fees as follows:

------------------------------------------------------------------------------
                         Co-Administrative Service Fees   Distribution Fees
------------------------------------------------------------------------------
Credit Suisse Global
Technology Fund                    $56,729                    $283,486
------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

CS-SVMRGR-0303

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND


The following information supersedes certain information in the fund's Statement of Additional Information.

The Global Post-Venture Capital Fund's investments in Private Funds will be valued initially at the amount of capital contributed by the Fund, less related expenses, where identifiable, unless and until CSAM determines that such value does not represent fair value. Thereafter, investments in Private Funds held by the Global Post-Venture Capital Fund are valued at their "fair values" using procedures approved by the Board of Directors. CSAM shall review daily the Global Post-Venture Capital Fund's fair valued securities.

OTHER CONTRARY INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS SUPERSEDED.

Dated: June 10, 2003

                              DATED JUNE 6, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140
                                 (800) 927-2874

  RELATING TO THE ACQUISITION BY THE CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL
                       FUND, INC. (THE "ACQUIRING FUND")

   OF THE ASSETS OF THE CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC. (THE "GLOBAL HEALTH SCIENCES FUND") AND CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
  (THE "GLOBAL TECHNOLOGY FUND" AND, TOGETHER WITH THE GLOBAL HEALTH SCIENCES
              FUND, THE "ACQUIRED FUNDS") IN SEPARATE TRANSACTIONS

                              Dated: June 6, 2003

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Funds in separate transactions to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Funds, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2003.

2. Prospectus and Statement of Additional Information for the Global Health Sciences Fund, dated December 11, 2002 (as revised December 16, 2002).

3. Prospectus and Statement of Additional Information of the Global Technology Fund, dated January 1, 2003.

4.   Annual Report of the Acquiring Fund for the year ended October 31, 2002.

5. Annual Report of the Global Health Sciences Fund for the year ended August 31, 2002.

6.   Annual Report of the Global Technology Fund for the year ended August 31,
     2002.

7. Semi-Annual Report of the Global Health Sciences Fund for the semi-annual period ended February 28, 2003.

8. Semi-Annual Report of the Global Technology Fund for the semi-annual period ended February 28, 2003.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 13, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of the Global Health Sciences Fund and for the Global Technology Fund for the year ended August 31, 2002 and the Acquiring Fund for the year ended October 31, 2002, in each case including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2002 and the unaudited pro forma condensed Statement of Operations for the twelve months ended October 31, 2002 for each of the Acquiring Fund and the Acquired Funds, as adjusted, giving effect to the Acquisition.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)

                                            ACQUIRED FUND            ACQUIRING FUND

                                         CS GLOBAL HEALTH        CS GLOBAL POST-VENTURE        ADJUSTMENTS          PRO FORMA
                                             SCIENCES                   CAPITAL
                                        COST         VALUE        COST           VALUE                         COST         VALUE
ASSETS
  Investments at value              $49,483,521   $43,333,821  $64,273,397    $54,359,288                  $113,756,918  $97,693,109
  Cash                                      461           461       21,147         21,286                        21,608       21,747
  Receivable for investment sold
  unsettled                                   -             -            -        142,578                             -      142,578
  Receivable for Fund shares sold             -         3,058            -          8,969                             -       12,027
  Dividends and interest receivable           -        10,291            -         24,510                             -       34,801
  Prepaid expenses                            -        22,203            -         30,980      (22,203)(a)            -       30,980
  Other assets                                -           687            -              -                             -          687
                                                  -----------                 -----------                                -----------
         Total Assets                         -    43,370,521                  54,587,611                                 97,935,929
                                                  -----------                 -----------                                -----------

LIABILITIES
  Payable for investments
  purchased unsettled                                       -                     158,463                                    158,463
  Advisory fee payable                                  1,325                      12,956                                     14,281
  Administration fee payable                            6,602                      10,223                                     16,825
  Distribution fee payable                              9,074                      11,735                                     20,809
  Payable for Fund shares redeemed                     14,992                     136,198                                    151,190
  Accrued expenses payable                            117,489                      74,370                                    191,859
                                                  -----------                 -----------                                -----------
         Total Liabilities                            149,482                     403,945                                    553,427
                                                  -----------                 -----------                                -----------

NET ASSETS                                         43,221,039                  54,183,666      (22,203)(a)                97,382,502
                                                  ===========                 ===========  ===============               ===========

COMMON CLASS
  Net Assets                                       43,152,320                  52,702,054  (43,152,320)(b)                52,702,054
  Shares outstanding                                3,148,381                   4,784,338   (3,148,381)(b)                 4,784,338
  Net assets value, offering price
  and redemption
  price per share                                       13.71                       11.02                                      11.02

ADVISOR CLASS
  Net Assets                                                                    1,305,912                                  1,305,912
  Shares outstanding                                                              120,694                                    120,694
  Net assets value, offering price
  and redemption
  price per share                                                                   10.82                                      10.82

CLASS A SHARES
  Net Assets                                           68,719                      35,034    43,130,117(a)(b)             43,233,870
  Shares outstanding                                    5,014                       3,185     3,922,153(b)                 3,930,352
  Net assets value and redemption
  price per share                                       13.71                       11.00                                      11.00
  Maximum offering price per share
  (net asset value plus maximum
  sales charge)                                         14.55                       11.67                                      11.67

CLASS B SHARES
  Net Assets                                                                       80,860                                     80,860
  Shares outstanding                                                                7,413                                      7,413
  Net assets value and offering
  price per share                                                                   10.91                                      10.91

CLASS C SHARES
  Net Assets                                                                       59,806                                     59,806
  Shares outstanding                                                                5,477                                      5,477
  Net assets value and offering
  price per share                                                                   10.92                                      10.92

                  See notes to Pro Forma financial statements.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)
                                            ACQUIRED FUND           ACQUIRING FUND

                                        CS GLOBAL TECHNOLOGY    CS GLOBAL POST-VENTURE       ADJUSTMENTS          PRO FORMA
                                                                        CAPITAL
                                        COST         VALUE        COST           VALUE                         COST         VALUE
ASSETS
  Investments at value              $96,334,009   $66,817,360  $64,273,397    $54,359,288                  $160,607,406 $121,176,648
  Cash                                      179           179       21,147         21,286                        21,326       21,465
  Receivable for investment sold
  unsettled                                   -     1,645,822            -        142,578                             -    1,788,400
  Receivable for Fund shares sold             -        90,739            -          8,969                             -       99,708
  Dividends and interest receivable           -        22,378            -         24,510                             -       46,888
  Receivable from advisor                     -         4,186            -              -                             -        4,186
  Prepaid expenses                            -        19,721            -         30,980      (19,721)(a)            -       30,980
  Other assets                                -         1,306            -              -                             -        1,306
                                                  -----------                 -----------                                -----------
         Total Assets                         -    68,601,691                  54,587,611                                123,169,581
                                                  -----------                 -----------                                -----------

LIABILITIES
  Payable for investments purchased
  unsettled                                           938,776                     158,463                                  1,097,239
  Advisory fee payable                                      -                      12,956                                     12,956
  Administration fee payable                            4,995                      10,223                                     15,218
  Distribution fee payable                             13,214                      11,735                                     24,949
  Payable for Fund shares redeemed                     84,043                     136,198                                    220,241
  Accrued expenses payable                            195,152                      74,370                                    269,522
                                                  -----------                 -----------                                -----------
         Total Liabilities                          1,236,180                     403,945                                  1,640,125
                                                  -----------                 -----------                                -----------

NET ASSETS                                         67,365,511                  54,183,666      (19,721)(a)               121,529,456
                                                  ===========                 ===========   ==============              ============

COMMON CLASS
  Net Assets                                       66,288,582                  52,702,054  (66,288,582)(b)                52,702,054
  Shares outstanding                                3,570,256                   4,784,338   (3,570,256)(b)                 4,784,338
  Net assets value, offering price and
  redemption
  price per share                                       18.57                       11.02                                      11.02

ADVISOR CLASS
  Net Assets                                                -                   1,305,912                -                 1,305,912
  Shares outstanding                                        -                     120,694                -                   120,694
  Net assets value, offering price and
  redemption
  price per share                                           -                       10.82                -                     10.82

CLASS A SHARES
  Net Assets                                        1,076,929                      35,034    66,268,861(a),(b)            67,380,824
  Shares outstanding                                   58,006                       3,185     6,064,338(b)                 6,125,529
  Net assets value and redemption
  price per share                                       18.57                       11.00                                      11.00
  Maximum offering price per share
  (net asset value plus maximum sales
  charge)                                               19.70                       11.67                                      11.67

CLASS B SHARES
  Net Assets                                                -                      80,860                -                    80,860
  Shares outstanding                                        -                       7,413                -                     7,413
  Net assets value and offering
  price per share                                           -                       10.91                -                     10.91

CLASS C SHARES
  Net Assets                                                -                      59,806                -                    59,806
  Shares outstanding                                        -                       5,477                -                     5,477
  Net assets value and offering price
  per share                                                 -                       10.92                -                     10.92

                  See notes to Pro Forma financial statements.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                              ACQUIRED FUND               ACQUIRED FUND              ACQUIRING FUND
                                           CS GLOBAL TECHNOLOGY     CS GLOBAL HEALTH SCIENCES    CS GLOBAL POST-VENTURE
                                           --------------------     -------------------------    -----------------------
                                                                                                         CAPITAL
                                            COST          COST         COST         VALUE          COST          VALUE
                                            ----          ----         ----         -----          ----          -----
ASSETS
  Investments at value                  $96,334,009    $66,817,360   $49,483,521  $43,333,821     $64,273,397  $54,359,288
  Cash                                          179            179           461          461          21,147       21,286
  Receivable for investment sold
  unsettled                                       -      1,645,822             -            -               -      142,578
  Receivable for Fund shares sold                 -         90,739             -        3,058               -        8,969
  Dividends and interest receivable               -         22,378             -       10,291               -       24,510
  Receivable from advisor                         -          4,186             -            -               -            -
  Prepaid expenses                                -         19,721             -       22,203               -       30,980
  Other assets                                    -          1,306             -          687               -            -
                                                       -----------                -----------                  -----------
         Total Assets                             -     68,601,691             -   43,370,521                   54,587,611
                                                       -----------                -----------                  -----------

LIABILITIES
  Payable for investments purchased
  unsettled                                                938,776                          -                      158,463
  Advisory fee payable                                           -                      1,325                       12,956
  Administration fee payable                                 4,995                      6,602                       10,223
  Distribution fee payable                                  13,214                      9,074                       11,735
  Payable for Fund shares redeemed                          84,043                     14,992                      136,198
  Accrued expenses payable                                 195,152                    117,489                       74,370
                                                       -----------                -----------                  -----------
         Total Liabilities                               1,236,180                    149,482                      403,945
                                                       -----------                -----------                  -----------

NET ASSETS                                              67,365,511                 43,221,039                   54,183,666
                                                       ===========                ===========                  ===========

COMMON CLASS
  Net Assets                                            66,288,582                 43,152,320                   52,702,054
  Shares outstanding                                     3,570,256                  3,148,381                    4,784,338
  Net assets value, offering price
  and redemption
  price per share                                            18.57                      13.71                        11.02

ADVISOR CLASS
  Net Assets                                                     -                          -                    1,305,912
  Shares outstanding                                             -                          -                      120,694
  Net assets value, offering price
  and redemption
  price per share                                                -                          -                        10.82

CLASS A SHARES
  Net Assets                                             1,076,929                     68,719                       35,034
  Shares outstanding                                        58,006                      5,014                        3,185
  Net assets value and redemption
  price per share                                            18.57                      13.71                        11.00
  Maximum offering price per share
  (net asset value plus maximum sales
  charge)                                                    19.70                      14.55                        11.67

CLASS B SHARES
  Net Assets                                                     -                          -                       80,860
  Shares outstanding                                             -                          -                        7,413
  Net assets value and offering
  price per share                                                -                          -                        10.91

CLASS C SHARES
  Net Assets                                                     -                          -                       59,806
  Shares outstanding                                             -                          -                        5,477
  Net assets value and offering price
  per share                                                      -                          -                        10.92

                                             ADJUSTMENTS              PRO FORMA
                                             -----------              ---------
                                                                  COST          VALUE
                                                                  ----          -----
ASSETS
  Investments at value                                         $160,607,406  $164,510,469
  Cash                                                              21,787         21,926
  Receivable for investment sold
  unsettled                                                              -      1,788,400
  Receivable for Fund shares sold                                        -        102,766
  Dividends and interest receivable                                      -         57,179
  Receivable from advisor                                                -          4,186
  Prepaid expenses                            (41,924)(a)                -         30,980
  Other assets                                                           -          1,993
                                                                             ------------
         Total Assets                                                         166,517,899
                                                                             ------------

LIABILITIES
  Payable for investments purchased
  unsettled                                                                     1,097,239
  Advisory fee payable                                                             14,281
  Administration fee payable                                                       21,820
  Distribution fee payable                                                         34,023
  Payable for Fund shares redeemed                                                235,233
  Accrued expenses payable                                                        387,011
                                                                             ------------
         Total Liabilities                                                      1,789,607
                                                                             ------------

NET ASSETS                                    (41,924)(a)                     164,728,292
                                                                             ============

COMMON CLASS
  Net Assets                             (109,440,902)(b)                      52,702,054
  Shares outstanding                       (6,718,637)(b)                       4,784,338
  Net assets value, offering price
  and redemption
  price per share                                                                   11.02

ADVISOR CLASS
  Net Assets                                           -                        1,305,912
  Shares outstanding                                   -                          120,694
  Net assets value, offering price
  and redemption
  price per share                                      -                            10.82

CLASS A SHARES
  Net Assets                              109,398,978(a),(b)                  110,579,660
  Shares outstanding                        9,986,491(b)                       10,052,696
  Net assets value and redemption
  price per share                                                                   11.00
  Maximum offering price per share
  (net asset value plus maximum sales
  charge)                                                                           11.67

CLASS B SHARES
  Net Assets                                           -                           80,860
  Shares outstanding                                   -                            7,413
  Net assets value and offering
  price per share                                      -                            10.91

CLASS C SHARES
  Net Assets                                           -                           59,806
  Shares outstanding                                   -                            5,477
  Net assets value and offering price
  per share                                            -                            10.92


                  See notes to Pro Forma financial statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND               CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS                                 SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                      AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                                                                  MARKET
SECURITY NAME                    SHARES   MARKET VALUE  SECURITY NAME                  SHARES      VALUE
--------------                   ------   ------------  --------------                 ------      -----
                                                        Accredo Health, Inc.            13,600    $ 629,408
AdvancePCS                        18,000     $ 451,800  AdvancePCS                      48,300    1,212,330
Affymetrix, Inc.                  95,500     2,492,550  Affymetrix, Inc.                51,000    1,331,100
                                                        Ambac Financial Group, Inc.     10,000      618,000
AmerisourceBergen Corp. **        11,100       789,765
                                                        Amey PLC                       498,500      222,272
                                                        Amvescap PLC                   243,000    1,505,487
Andrx Corp.                       16,900       261,105
                                                        Anteon International Corp.      31,100      715,300
Anthem, Inc. **                   30,800     1,940,400  Anthem, Inc. **                 19,200    1,209,600
Applera Corp. - Celera
Genomics Group**                  72,600       598,224
Array BioPharma, Inc. **          54,900       456,768
                                                        ASML Holding NV                174,460    1,529,019
                                                        Austin Ventures*                36,319       36,319
                                                        BEA Systems, Inc.              107,400      868,758
Biomet, Inc. **                   18,200       536,172
Biovail Corp. **                   8,500       269,025
                                                        BISYS Group, Inc.               51,200      916,480
                                                        Boston Ventures*               455,659      455,659
                                                        Cablevision Systems New
                                                        York Group Class A              54,500      521,020
Caremark Rx, Inc. **              28,200       499,140
                                                        Chaparral Resources, Inc.            1            1
                                                        Cisco Systems, Inc.              1,628       18,201
                                                        Clear Channel
                                                        Communications, Inc.             7,400      274,170
CollaGenex Pharmaceuticals,
Inc.                              64,400       450,800
Community Health Care             29,800       700,300
Cubist Pharmaceuticals, Inc.      48,500       313,310
                                                        CVC Capital Partners*          148,772      148,773
                                                        Dick's Sporting Goods, Inc.     29,400      482,160
                                                        Dollar Tree Stores, Inc.        25,300      665,137
                                                        Education Management Corp.      25,400      932,180
                                                        Enterprise Inns PLC            114,400    1,035,392
Enzon, Inc. **                    12,700       246,380
Express Scripts, Inc. **          22,800     1,235,304
Fisher Scientific                                       Fisher Scientific
International, Inc.               26,700       763,620  International, Inc.             29,700      849,420
Galen Holdings PLC ADR **         21,500       524,600
                                                        Game Group PLC                 656,600    1,147,952
Genentech, Inc. **                28,500       971,565
                                                        Generale de Sante               75,800      750,659
                                                        Getinge AB Class B              43,700      810,841
HCA, Inc. **                      13,300       578,417
Health Management Associates,                           Health Management
Inc. Class A**                    38,700       739,944  Associates, Inc. Class A        31,900      609,928
                                                        Hot Topic, Inc.                 50,400      982,800
ICN Pharmaceuticals, Inc. **      34,500       288,075
IDEC Pharmaceuticals Corp.        46,900     2,158,338  IDEC Pharmaceuticals Corp.      13,100      602,862
                                                        Indra Sistemas SA              126,800      882,771
                                                        Insight Communications
                                                        Company, Inc.                   69,600      677,904
                                                        Insignia Solutions, Inc. ADR   100,200       38,076
                                                        Integrated Circuit Systems,
                                                        Inc.                            16,300      333,172
Invitrogen Corp. **               29,400       817,908
                                                        Istar Financial, Inc.           30,000      852,000
Johnson & Johnson **              28,412     1,669,205
King Pharmaceuticals, Inc. **     98,249     1,508,122
Laboratory Corporation of
America Holdings**                20,952       504,943
LifePoint Hospitals, Inc. **      44,200     1,385,670
                                                        Logitech International SA       43,950    1,443,971
                                                        Madison Dearborn Partners,
                                                        Inc.*                          114,091      114,091
                                                        Magma Design Automation,
                                                        Inc.                               390        3,327
                                                        Manor Care, Inc.                50,600    1,000,362
                                                        Mattel, Inc.                    62,600    1,149,336
Medarex, Inc. **                  59,400       235,818
Medimmune, Inc.                   18,700       477,785  Medimmune, Inc.                 29,100      743,505
Medtronic, Inc.                   36,100     1,617,280

ACQUIRING FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                           MARKET
SECURITY NAME                   SHARES      VALUE
--------------                  ------      -----
Accredo Health, Inc.             13,600    $ 629,408
AdvancePCS                       66,300    1,664,130
Affymetrix, Inc.                146,500    3,823,650
Ambac Financial Group, Inc.      10,000      618,000
AmerisourceBergen Corp. **       11,100      789,765
Amey PLC                        498,500      222,272
Amvescap PLC                    243,000    1,505,487
Andrx Corp.                      16,900      261,105
Anteon International Corp.       31,100      715,300
Anthem, Inc.**                   50,000    3,150,000
Applera Corp. - Celera
Genomics Group **                72,600      598,224
Array BioPharma, Inc. **         54,900      456,768
ASML Holding NV                 174,460    1,529,019
Austin Ventures                  36,319       36,319
BEA Systems, Inc.               107,400      868,758
Biomet, Inc. **                  18,200      536,172
Biovail Corp. **                  8,500      269,025
BISYS Group, Inc.                51,200      916,480
Boston Ventures                 455,659      455,659
Cablevision Systems New York
Group Class A                    54,500      521,020
Caremark Rx, Inc. **             28,200      499,140
Chaparral Resources, Inc.             1            1
Cisco Systems, Inc.               1,628       18,201
Clear Channel
Communications, Inc.              7,400      274,170
CollaGenex Pharmaceuticals,
Inc.                             64,400      450,800
Community Health Care            29,800      700,300
Cubist Pharmaceuticals, Inc.     48,500      313,310
CVC Capital Partners            148,772      148,773
Dick's Sporting Goods, Inc.      29,400      482,160
Dollar Tree Stores, Inc.         25,300      665,137
Education Management Corp.       25,400      932,180
Enterprise Inns PLC             114,400    1,035,392
Enzon, Inc. **                   12,700      246,380
Express Scripts, Inc. **         22,800    1,235,304
Fisher Scientific
International, Inc.              56,400    1,613,040
Galen Holdings PLC ADR **        21,500      524,600
Game Group PLC                  656,600    1,147,952
Genentech, Inc. **               28,500      971,565
Generale de Sante                75,800      750,659
Getinge AB Class B               43,700      810,841
HCA, Inc. **                     13,300      578,417
Health Management
Associates, Inc. Class A**       70,600    1,349,872
Hot Topic, Inc.                  50,400      982,800
ICN Pharmaceuticals, Inc. **     34,500      288,075
IDEC Pharmaceuticals Corp.       60,000    2,761,200
Indra Sistemas SA               126,800      882,771
Insight Communications
Company, Inc.                    69,600      677,904
Insignia Solutions, Inc. ADR    100,200       38,076
Integrated Circuit Systems,
Inc.                             16,300      333,172
Invitrogen Corp. **              29,400      817,908
Istar Financial, Inc.            30,000      852,000
Johnson & Johnson **             28,412    1,669,205
King Pharmaceuticals, Inc. **    98,249    1,508,122
Laboratory Corporation of
America Holdings**               20,952      504,943
LifePoint Hospitals, Inc. **     44,200    1,385,670
Logitech International SA        43,950    1,443,971
Madison Dearborn Partners,
Inc.                            114,091      114,091

Magma Design Automation, Inc.       390        3,327
Manor Care, Inc.                 50,600    1,000,362
Mattel, Inc.                     62,600    1,149,336
Medarex, Inc. **                 59,400      235,818
Medimmune, Inc.                  47,800    1,221,290
Medtronic, Inc.                  36,100    1,617,280

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND               CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS                                 SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                      AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                                                                  MARKET
SECURITY NAME                    SHARES   MARKET VALUE  SECURITY NAME                  SHARES      VALUE
--------------                   ------   ------------  --------------                 ------      -----
                                                        Mellon Financial Corp.          21,000      594,090
                                                        MFI Furniture Group PLC        742,700    1,522,159
Monsanto Co. **                    9,740       161,002
                                                        Montpelier Re Holdings, Ltd     14,200      360,680
Mylan Laboratories, Inc. **       33,400     1,051,098
                                                        Neopost SA                      42,730    1,489,530
                                                        Nestor Healthcare Group PLC    233,500      631,988
                                                        New Enterprise Associates*     418,487      418,487
                                                        Newfield Exploration Co.        26,000      909,740
                                                        Nintendo Company, Ltd.          14,900    1,435,194
                                                        Nobel Biocare Holding AG         2,913      162,010
                                                        Nutreco Holdings NV             71,010      936,693
                                                        Oak Investment Partners X
                                                        LP*                            367,637      367,637
Omnicare, Inc. **                 35,700       775,761
OSI Pharmaceuticals, Inc.         13,900       240,748
Pfizer Inc. **                    36,425     1,157,223
Pharmacia Corp. **                57,097     2,455,171
                                                        Planetweb, Inc.*               183,800       71,682
Priority Healthcare Corp.
Class B **                        38,600       937,594
                                                        PRN Corp.*                      88,000      792,000
                                                        PRN Corp. Warrants *            20,366            0
Protein Design Labs, Inc.         50,300       417,490
Quest Diagnostics, Inc.           12,800       817,024  Quest Diagnostics, Inc.         16,000    1,021,280
                                                        Radian Group, Inc.              26,400      931,128
Respironics, Inc.                 20,200       645,188
                                                        Ryanair Holdings PLC ADR        14,600      543,266
                                                        Ryanair Holdings PLC           232,800    1,527,884
                                                        Sage Group PLC                 664,500    1,517,831
Scios, Inc. **                    64,600     1,864,356
                                                        Sega Corp.                          40          483
Select Medical Corp.              29,700       384,318
Sepracor, Inc.                    70,200       610,740
Shire Pharmaceuticals Group
PLC ADR                           41,200       962,432
                                                        Shoppers Drug Mart Corp.        55,100      876,048
SICOR, Inc.                       56,300       837,744
                                                        Spinnaker Exploration Co.       33,600      646,800
                                                        Tandberg ASA                   171,600    1,857,584
Teva Pharmaceutical
Industries, Ltd. ADR **            9,600       743,328
Therasense, Inc. **               38,600       230,442
Trimeris, Inc.                    24,500     1,291,885
                                                        Ultratech Stepper, Inc.         59,600      524,480
                                                        United Surgical Partners
                                                        International, Inc.             27,000      536,220
                                                        USA Networks, Inc.              37,800      955,962
                                                        Venture Link Company, Ltd.      57,500      334,188
Watson Pharmaceuticals, Inc.       8,600       236,414  Watson Pharmaceuticals, Inc.    16,300      448,087
WebMD Corp.                      218,000     1,375,580
                                                        Whole Foods Market, Inc.        12,300      573,844
                                                        William Hill PLC               157,260      532,047
                                                        Wood Group (John) PLC          313,600      785,003
Wyeth **                          13,700       458,950
                                                        Wysdom, Inc. Warrants*          60,000            0
                                                        Yankee Candle Company, Inc.     32,800      562,520

                                     Par                                                   Par
State Street Bank & Trust Co.                           State Street Bank and Trust
Euro Time Deposit, 1.750%,                              Co. Euro Time Deposit,
11/01/02                            $197       197,000  1.750%, 11/01/02                $2,173    2,173,000
                                           -----------                                          -----------
                                           $43,333,821                                          $54,359,288
                                           ===========                                          ===========

ACQUIRING FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                           MARKET
SECURITY NAME                   SHARES      VALUE
--------------                  ------      -----
Mellon Financial Corp.           21,000      594,090
MFI Furniture Group PLC         742,700    1,522,159
Monsanto Co. **                   9,740      161,002
Montpelier Re Holdings, Ltd      14,200      360,680
Mylan Laboratories, Inc. **      33,400    1,051,098
Neopost SA                       42,730    1,489,530
Nestor Healthcare Group PLC     233,500      631,988
New Enterprise Associates       418,487      418,487
Newfield Exploration Co.         26,000      909,740
Nintendo Company, Ltd.           14,900    1,435,194
Nobel Biocare Holding AG          2,913      162,010
Nutreco Holdings NV              71,010      936,693

Oak Investment Partners X LP    367,637      367,637
Omnicare, Inc. **                35,700      775,761
OSI Pharmaceuticals, Inc.        13,900      240,748
Pfizer Inc. **                   36,425    1,157,223
Pharmacia Corp. **               57,097    2,455,171
Planetweb, Inc.                 183,800       71,682
Priority Healthcare Corp.
Class B **                       38,600      937,594
PRN Corp.                        88,000      792,000
PRN Corp. Warrants               20,366            0
Protein Design Labs, Inc.        50,300      417,490
Quest Diagnostics, Inc.          28,800    1,838,304
Radian Group, Inc.               26,400      931,128
Respironics, Inc.                20,200      645,188
Ryanair Holdings PLC ADR         14,600      543,266
Ryanair Holdings PLC            232,800    1,527,884
Sage Group PLC                  664,500    1,517,831
Scios, Inc. **                   64,600    1,864,356
Sega Corp.                           40          483
Select Medical Corp.             29,700      384,318
Sepracor, Inc.                   70,200      610,740
Shire Pharmaceuticals Group
PLC ADR                          41,200      962,432
Shoppers Drug Mart Corp.         55,100      876,048
SICOR, Inc.                      56,300      837,744
Spinnaker Exploration Co.        33,600      646,800
Tandberg ASA                    171,600    1,857,584
Teva Pharmaceutical
Industries, Ltd. ADR **           9,600      743,328
Therasense, Inc. **              38,600      230,442
Trimeris, Inc.                   24,500    1,291,885
Ultratech Stepper, Inc.          59,600      524,480
United Surgical Partners
International, Inc.              27,000      536,220
USA Networks, Inc.               37,800      955,962
Venture Link Company, Ltd.       57,500      334,188
Watson Pharmaceuticals, Inc.     24,900      684,501
WebMD Corp.                     218,000    1,375,580
Whole Foods Market, Inc.         12,300      573,844
William Hill PLC                157,260      532,047
Wood Group (John) PLC           313,600      785,003
Wyeth **                         13,700      458,950
Wysdom, Inc. Warrants            60,000            0
Yankee Candle Company, Inc.      32,800      562,520

                                    Par
State Street Bank and Trust
Co. Euro Time Deposit,
1.750%, 11/01/02                 $2,370    2,370,000
                                         -----------
                                         $97,693,109
                                         ===========

* Restricted security, not readily marketable; security is valued at fair value in good faith by the Board of Directors.

                   See notes to Pro Forma Financial Statements

** The Acquiring Fund has a policy of investing at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. As a result, if the reorganization had occurred on October 31, 2002, all or a portion of some of the identified securities would have been sold.
     When the reorganization actually occurs, securities may have to be sold to meet the 80% policy, but the Funds have not identified which, if any, securities will be sold. In particular, the Funds have not determined to sell any of the securities identified above.


CREDIT SUISSE GLOBAL TECHNOLOGY FUND                    CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS                                 SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                      AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                                                                  MARKET
SECURITY NAME                    SHARES   MARKET VALUE  SECURITY NAME                  SHARES      VALUE
--------------                   ------   ------------  --------------                 ------      -----

                                                        Accredo Health, Inc.            13,600     $629,408
Activision, Inc.                  28,000       574,000
Adobe Systems, Inc. **            42,000       992,880
                                                        AdvancePCS                      48,300    1,212,330
                                                        Affymetrix, Inc.                51,000    1,331,100

Agere Systems, Inc. Class A **   199,900       173,913
                                                        Ambac Financial Group, Inc.     10,000      618,000
America Movil SA de CV ADR        28,760       386,534
                                                        Amey PLC                       498,500      222,272
                                                        Amvescap PLC                   243,000    1,505,487
Analog Devices, Inc. **           22,700       608,360
Andrx Corp.                       25,000       386,250
                                                        Anteon International Corp.      31,100      715,300
                                                        Anthem, Inc.                    19,200    1,209,600
AOL Time Warner, Inc. **          99,433     1,466,637
Apple Computer, Inc. **           25,000       401,750
ASML Holding NV **               159,020     1,393,698  ASML Holding NV                174,460    1,529,019
AT&T Corp. **                     39,100       509,864

AT&T Wireless Services, Inc. **  104,936       720,910
ATI Technologies, Inc. **        225,000     1,444,500
                                                        Austin Ventures *               36,319       36,319
                                                        BEA Systems, Inc.              107,400      868,758
Best Buy Company, Inc. **         27,500       566,775
Biomet, Inc.                      35,500     1,045,830
                                                        BISYS Group, Inc.               51,200      916,480
BMC Software, Inc. **             44,000       701,360
                                                        Boston Ventures *              455,659      455,659
BT Group PLC                     183,300       520,493
                                                        Cablevision Systems New
                                                        York Group Class A              54,500      521,020
                                                        Chaparral Resources, Inc.            1            1
Cisco Systems, Inc. **           134,525     1,503,990  Cisco Systems, Inc.              1,628       18,201
Clear Channel Communications,                           Clear Channel
Inc.                              46,100     1,708,005  Communications, Inc.             7,400      274,170
Cognos, Inc. **                   10,100       200,182

Comcast Corp. Special Class A**   29,000       667,290
Comverse Technology, Inc.         61,930       445,896
Cox Radio, Inc. Class A**         34,500       819,030
                                                        CVC Capital Partners *         148,772      148,773
Dell Computer Corp. **            45,800     1,310,338
                                                        Dick's Sporting Goods, Inc.     29,400      482,160
                                                        Dollar Tree Stores, Inc.        25,300      665,137
eBay, Inc. **                      3,500       221,410
                                                        Education Management Corp.      25,400      932,180
Electronic Arts, Inc. **          17,900     1,165,648
                                                        Enterprise Inns PLC            114,400    1,035,392
                                                        Fisher Scientific
                                                        International, Inc.             29,700      849,420
                                                        Game Group PLC                 656,600    1,147,952
Gannett Company, Inc. **          10,500       797,265
                                                        Generale de Sante               75,800      750,659
Gentex Corp. **                   34,900     1,028,852
                                                        Getinge AB Class B              43,700      810,841
Harris Corp. **                   53,100     1,400,778
                                                        Health Management
                                                        Associates, Inc. Class A        31,900      609,928
Hewlett-Packard Co. **            34,732       548,766
                                                        Hot Topic, Inc.                 50,400      982,800
                                                        IDEC Pharmaceuticals Corp.      13,100      602,862
                                                        Indra Sistemas SA              126,800      882,771
                                                        Insight Communications
                                                        Company, Inc.                   69,600      677,904
Insignia Solutions, Inc. ADR**    75,701        28,766  Insignia Solutions, Inc. ADR   100,200       38,076
                                                        Integrated Circuit Systems,
                                                        Inc.                            16,300      333,172
Intel Corp. **                    92,100     1,593,330
                                                        Istar Financial, Inc.           30,000      852,000
Koninklijke (Royal) KPN NV**     289,777     1,836,613
Koninklijke (Royal) Philips
Electronics NV **                 63,100     1,131,049
L-3 Communications Holdings,
Inc. **                            8,000       376,000

Liberty Media Corp. Class A**    250,000     2,067,500
Linear Technology Corp. **         7,100       196,244
                                                        Logitech International SA       43,950    1,443,971

ACQUIRING FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                           MARKET
SECURITY NAME                   SHARES      VALUE
--------------                  ------      -----
Accredo Health, Inc.             13,600     $629,408
Activision, Inc.                 28,000      574,000
Adobe Systems, Inc. **           42,000      992,880
AdvancePCS                       48,300    1,212,330
Affymetrix, Inc.                 51,000    1,331,100
Agere Systems, Inc. Class A
**                              199,900      173,913
Ambac Financial Group, Inc.      10,000      618,000
America Movil SA de CV ADR       28,760      386,534
Amey PLC                        498,500      222,272
Amvescap PLC                    243,000    1,505,487
Analog Devices, Inc. **          22,700      608,360
Andrx Corp.                      25,000      386,250
Anteon International Corp.       31,100      715,300
Anthem, Inc.                     19,200    1,209,600
AOL Time Warner, Inc. **         99,433    1,466,637
Apple Computer, Inc. **          25,000      401,750
ASML Holding NV**               333,480    2,922,717
AT&T Corp. **                    39,100      509,864
AT&T Wireless Services, Inc.
**                              104,936      720,910
ATI Technologies, Inc. **       225,000    1,444,500
Austin Ventures *                36,319       36,319
BEA Systems, Inc.               107,400      868,758
Best Buy Company, Inc. **        27,500      566,775
Biomet, Inc.                     35,500    1,045,830
BISYS Group, Inc.                51,200      916,480
BMC Software, Inc. **            44,000      701,360
Boston Ventures *               455,659      455,659
BT Group PLC                    183,300      520,493
Cablevision Systems New York
Group Class A                    54,500      521,020
Chaparral Resources, Inc.             1            1
Cisco Systems, Inc.**           136,153    1,522,191
Clear Channel
Communications, Inc.             53,500    1,982,175
Cognos, Inc. **                  10,100      200,182
Comcast Corp. Special Class
A**                              29,000      667,290
Comverse Technology, Inc.        61,930      445,896
Cox Radio, Inc. Class A **       34,500      819,030
CVC Capital Partners *          148,772      148,773
Dell Computer Corp. **           45,800    1,310,338
Dick's Sporting Goods, Inc.      29,400      482,160
Dollar Tree Stores, Inc.         25,300      665,137
eBay, Inc. **                     3,500      221,410
Education Management Corp.       25,400      932,180
Electronic Arts, Inc. **         17,900    1,165,648
Enterprise Inns PLC             114,400    1,035,392
Fisher Scientific
International, Inc.              29,700      849,420
Game Group PLC                  656,600    1,147,952
Gannett Company, Inc. **         10,500      797,265
Generale de Sante                75,800      750,659
Gentex Corp. **                  34,900    1,028,852
Getinge AB Class B               43,700      810,841
Harris Corp. **                  53,100    1,400,778
Health Management
Associates, Inc. Class A         31,900      609,928
Hewlett-Packard Co.**            34,732      548,766
Hot Topic, Inc.                  50,400      982,800
IDEC Pharmaceuticals Corp.       13,100      602,862
Indra Sistemas SA               126,800      882,771
Insight Communications**
Company, Inc.                    69,600      677,904
Insignia Solutions, Inc. ADR    175,901       66,842
Integrated Circuit Systems,
Inc.                             16,300      333,172
Intel Corp. **                   92,100    1,593,330
Istar Financial, Inc.            30,000      852,000
Koninklijke (Royal) KPN NV **   289,777    1,836,613
Koninklijke (Royal) Philips
Electronics NV **                63,100    1,131,049
L-3 Communications Holdings,
Inc. **                           8,000      376,000
Liberty Media Corp. Class A
**                              250,000    2,067,500
Linear Technology Corp. **        7,100      196,244
Logitech International SA        43,950    1,443,971

CREDIT SUISSE GLOBAL TECHNOLOGY FUND                    CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS                                 SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                      AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                                                                  MARKET
SECURITY NAME                    SHARES   MARKET VALUE  SECURITY NAME                  SHARES      VALUE
--------------                   ------   ------------  --------------                 ------      -----
                                                        Madison Dearborn Partners,
                                                        Inc. *                         114,091      114,091
                                                        Magma Design Automation,
                                                        Inc.                               390        3,327
                                                        Manor Care, Inc.                50,600    1,000,362
                                                        Mattel, Inc.                    62,600    1,149,336

Maxis Communications Berhad**    602,000       942,637
                                                        Medimmune, Inc.                 29,100      743,505
Medtronic, Inc. **                31,500     1,411,200
                                                        Mellon Financial Corp.          21,000      594,090
                                                        MFI Furniture Group PLC        742,700    1,522,159
Micron Technology, Inc. **        63,300     1,012,800
Microsoft Corp. **                47,125     2,519,773
                                                        Montpelier Re Holdings,
                                                        Ltd.                            14,200      360,680
Motorola, Inc. **                135,700     1,244,369
                                                        Neopost SA                      42,730    1,489,530
                                                        Nestor Healthcare Group PLC    233,500      631,988
Network Associates, Inc. **       47,000       746,830
                                                        New Enterprise Associates *    418,487      418,487
                                                        Newfield Exploration Co.        26,000      909,740
News Corporation, Ltd. ADR        22,000       434,940
Nintendo Company, Ltd.            12,200     1,175,125  Nintendo Company, Ltd.          14,900    1,435,194
                                                        Nobel Biocare Holding AG         2,913      162,010
Nokia Oyj **                      64,900     1,102,256
Nokia Oyj ADR **                  38,300       636,546
NTT DoCoMo, Inc. **                  436       804,335
                                                        Nutreco Holdings NV             71,010      936,693
                                                        Oak Investment Partners X
                                                        LPv*                           367,637      367,637
Oracle Corp. **                   84,300       859,017
                                                        Planetweb, Inc. *              183,800       71,682
                                                        PRN Corp. *                     88,000      792,000
                                                        PRN Corp. Warrants  *           20,366            0
PT Telekomunikasi Indonesia
ADR **                           131,500       877,105
                                                        Quest Diagnostics, Inc.         16,000    1,021,280
                                                        Radian Group, Inc.              26,400      931,128
                                                        Ryanair Holdings PLC           232,800    1,527,884
                                                        Ryanair Holdings PLC ADR        14,600      543,266
                                                        Sage Group PLC                 664,500    1,517,831
Samsung Electronics Company,
Ltd. **                            8,600     2,435,039
SBC Communications, Inc. **       15,500       397,730
Sega Corp.                        34,800       420,420  Sega Corp.                          40          483
                                                        Shoppers Drug Mart Corp.        55,100      876,048

SK Telecom Company, Ltd. ADR **   95,400     1,914,678
                                                        Spinnaker Exploration Co.       33,600      646,800
SPX Corp. **                      24,200     1,016,642
Sun Microsystems, Inc. **         23,400        69,287
Taiwan Semiconductor
Manufacturing Company, Ltd.
ADR **                           168,800     1,320,016
Take-Two Interactive Software,
Inc. **                           33,500       863,630
Tandberg ASA                      58,800       636,515  Tandberg ASA                   171,600    1,857,584
Telecom Corporation Of New
Zealand, Ltd. **                 122,200       300,644
TelecomAsia Corp. Public
Company, Ltd. **               1,599,978             0
Telefonos de Mexico SA de CV
ADR **                            64,620     1,970,910
Telindus Group NV - Strip VVPR
**                                   305             3
Teradyne, Inc. **                 25,500       308,805
THQ, Inc.                         17,500       253,050
Tyco International, Ltd. **       50,800       734,568
                                                        Ultratech Stepper, Inc.         59,600      524,480
United Microelectronics Corp.
**                             1,044,042       757,033
                                                        United Surgical Partners
                                                        International, Inc.             27,000      536,220
United Technologies Corp. **      11,500       709,205
                                                        USA Networks, Inc.              37,800      955,962
                                                        Venture Link Company, Ltd.      57,500      334,188
VeriSign, Inc. **                 65,500       528,585
VERITAS Software Corp. **         45,875       699,594
Viacom, Inc. Class B **           33,500     1,494,435
Vodafone Group PLC **            833,600     1,340,032

Vodafone Telecel - Comunicacoes

ACQUIRING FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                           MARKET
SECURITY NAME                   SHARES      VALUE
--------------                  ------      -----
Madison Dearborn Partners,
Inc. *                          114,091      114,091

Magma Design Automation, Inc.       390        3,327
Manor Care, Inc.                 50,600    1,000,362
Mattel, Inc.                     62,600    1,149,336
Maxis Communications Berhad
**                              602,000      942,637
Medimmune, Inc.                  29,100      743,505
Medtronic, Inc. **               31,500    1,411,200
Mellon Financial Corp.           21,000      594,090
MFI Furniture Group PLC         742,700    1,522,159
Micron Technology, Inc. **       63,300    1,012,800
Microsoft Corp. **               47,125    2,519,773

Montpelier Re Holdings, Ltd.     14,200      360,680
Motorola, Inc. **               135,700    1,244,369
Neopost SA                       42,730    1,489,530
Nestor Healthcare Group PLC     233,500      631,988
Network Associates, Inc. **      47,000      746,830
New Enterprise Associates *     418,487      418,487
Newfield Exploration Co.         26,000      909,740
News Corporation, Ltd. ADR       22,000      434,940
Nintendo Company, Ltd.           27,100    2,610,319
Nobel Biocare Holding AG          2,913      162,010
Nokia Oyj **                     64,900    1,102,256
Nokia Oyj ADR **                 38,300      636,546
NTT DoCoMo, Inc. **                 436      804,335
Nutreco Holdings NV              71,010      936,693
Oak Investment Partners X LPv*  367,637      367,637
Oracle Corp. **                  84,300      859,017
Planetweb, Inc. *               183,800       71,682
PRN Corp. *                      88,000      792,000
PRN Corp. Warrants  *            20,366            0
PT Telekomunikasi Indonesia
ADR **                          131,500      877,105
Quest Diagnostics, Inc.          16,000    1,021,280
Radian Group, Inc.               26,400      931,128
Ryanair Holdings PLC            232,800    1,527,884
Ryanair Holdings PLC ADR         14,600      543,266
Sage Group PLC                  664,500    1,517,831
Samsung Electronics Company,
Ltd. **                           8,600    2,435,039
SBC Communications, Inc. **      15,500      397,730
Sega Corp.                       34,840      420,903
Shoppers Drug Mart Corp.         55,100      876,048
SK Telecom Company, Ltd. ADR **  95,400    1,914,678
Spinnaker Exploration Co.        33,600      646,800
SPX Corp. **                     24,200    1,016,642
Sun Microsystems, Inc. **        23,400       69,287
Taiwan Semiconductor
Manufacturing Company, Ltd.
ADR **                          168,800    1,320,016
Take-Two Interactive
Software, Inc. **                33,500      863,630
Tandberg ASA                    230,400    2,494,099
Telecom Corporation Of New
Zealand, Ltd. **                122,200      300,644
TelecomAsia Corp. Public
Company, Ltd. **              1,599,978            0
Telefonos de Mexico SA de CV
ADR **                           64,620    1,970,910
Telindus Group NV - Strip
VVPR **                             305            3
Teradyne, Inc. **                25,500      308,805
THQ, Inc.                        17,500      253,050
Tyco International, Ltd. **      50,800      734,568
Ultratech Stepper, Inc.          59,600      524,480
United Microelectronics
Corp. **                      1,044,042      757,033
United Surgical Partners
International, Inc.              27,000      536,220
United Technologies Corp. **     11,500      709,205
USA Networks, Inc.               37,800      955,962
Venture Link Company, Ltd.       57,500      334,188
VeriSign, Inc. **                65,500      528,585
VERITAS Software Corp. **        45,875      699,594
Viacom, Inc. Class B**           33,500    1,494,435
Vodafone Group PLC **           833,600    1,340,032
Vodafone Telecel -
Comunicacoes


CREDIT SUISSE GLOBAL TECHNOLOGY FUND                    CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS                                 SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                      AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                                                                  MARKET
SECURITY NAME                    SHARES   MARKET VALUE  SECURITY NAME                  SHARES      VALUE
--------------                   ------   ------------  --------------                 ------      -----
 Pessoais SA **                  260,700     1,796,900
                                                        Watson Pharmaceuticals, Inc.    16,300      448,087
                                                        Whole Foods Market, Inc.        12,300      573,844
                                                        William Hill PLC               157,260      532,047
                                                        Wood Group (John) PLC          313,600      785,003
                                                        Wysdom, Inc. Warrants *         60,000            0
                                                        Yankee Candle Company, Inc.     32,800      562,520




                                   PAR                                                  PAR
State Street Bank & Trust Co.                           State Street Bank and Trust
Euro Time Deposit, 1.750%,                              Co. Euro Time Deposit,
11/01/02                          $2,142     2,142,000  1.750%, 11/01/02                $2,173    2,173,000
                                         -------------                                         ------------
                                           $66,817,360                                          $54,359,288
                                         =============                                         ============

ACQUIRING FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                           MARKET
SECURITY NAME                   SHARES      VALUE
--------------                  ------      -----
 Pessoais SA **                 260,700    1,796,900
Watson Pharmaceuticals, Inc.     16,300      448,087
Whole Foods Market, Inc.         12,300      573,844
William Hill PLC                157,260      532,047
Wood Group (John) PLC           313,600      785,003
Wysdom, Inc. Warrants *          60,000            0
Yankee Candle Company, Inc.      32,800      562,520




                                 PAR
State Street Bank and Trust
Co. Euro Time Deposit,
1.750%, 11/01/02                 $4,315    4,315,000
                                        ------------
                                        $121,176,648
                                        ============


* Restricted security, not readily marketable; security is valued at fair value in good faith by the Board of Directors.

                   See notes to Pro Forma Financial Statements

** The Acquiring Fund has a policy of investing at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. As a result, if the reorganization had occurred on October 31, 2002, all or a portion of some of the identified securities would have been sold.
     When the reorganization actually occurs, securities may have to be sold to meet the 80% policy, but the Funds have not identified which, if any, securities will be sold. In particular, the Funds have not determined to sell any of the securities identified above.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND             CREDIT SUISSE GLOBAL HEALTH SCIENCES
                                                 FUND
SCHEDULE OF INVESTMENTS                          SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)               AS OF OCTOBER 31, 2002 (UNAUDITED)

                                        MARKET                                    MARKET
SECURITY NAME                   SHARES  VALUE    SECURITY NAME           SHARES   VALUE
-------------                   ------   ------  -------------           ------   -----

Activision, Inc.                28,000  $574,000
Adobe Systems, Inc. **          42,000   992,880
                                                 AdvancePCS              18,000   $451,800
                                                 Affymetrix, Inc.        95,500  2,492,550
Agere Systems, Inc. Class A**  199,900   173,913

America Movil SA de CV ADR      28,760   386,534
                                                 AmerisourceBergen       11,100    789,765
                                                 Corp. **


Analog Devices, Inc. **         22,700   608,360
Andrx Corp.                     25,000   386,250 Andrx Corp.             16,900    261,105

                                                 Anthem, Inc. **         30,800  1,940,400
AOL Time Warner, Inc. **        99,433 1,466,637
Apple Computer, Inc. **         25,000   401,750
                                                 Applera Corp. -         72,600    598,224
                                                 Celera Genomics
                                                 Group**
                                                 Array BioPharma, Inc.   54,900    456,768
                                                 **
ASML Holding NV**              159,020 1,393,698
AT&T Corp. **                   39,100   509,864
AT&T Wireless Services, Inc.   104,936   720,910
**
ATI Technologies, Inc. **      225,000 1,444,500


Best Buy Company, Inc. **       27,500   566,775
Biomet, Inc. **                 35,500 1,045,830 Biomet, Inc. **         18,200    536,172
                                                 Biovail Corp. **         8,500    269,025

BMC Software, Inc. **            44,000  701,360

BT Group PLC                    183,300  520,493


                                                 Caremark Rx, Inc. **    28,200    499,140

Cisco Systems, Inc. **         134,525 1,503,990
Clear Channel Communications,   46,100 1,708,005
Inc.
Cognos, Inc. **                 10,100   200,182
                                                 CollaGenex              64,400    450,800
                                                 Pharmaceuticals, Inc.
Comcast Corp. Special Class A   29,000   667,290
**
                                                 Community Health Care   29,800    700,300
Comverse Technology, Inc.       61,930   445,896
Cox Radio, Inc. Class A **      34,500   819,030
                                                 Cubist                  48,500    313,310
                                                 Pharmaceuticals, Inc.

Dell Computer Corp. **          45,800 1,310,338


eBay, Inc. **                    3,500   221,410

Electronic Arts, Inc. **        17,900 1,165,648

                                                 Enzon, Inc. **          12,700    246,380
                                                 Express Scripts, Inc.   22,800  1,235,304
                                                 **
                                                 Fisher Scientific       26,700    763,620
                                                 International, Inc.
                                                 Galen Holdings PLC      21,500    524,600
                                                 ADR **

Gannett Company, Inc. **        10,500   797,265
                                                 Genentech, Inc. **      28,500    971,565

Gentex Corp. **                 34,900 1,028,852

Harris Corp. **                 53,100 1,400,778
                                                 HCA, Inc. **            13,300    578,417
                                                 Health Management       38,700    739,944
                                                 Associates, Inc.
                                                 Class A **
Hewlett-Packard Co. **          34,732   548,766

                                                 ICN Pharmaceuticals,    34,500    288,075
                                                 Inc. **
                                                 IDEC Pharmaceuticals    46,900  2,158,338
                                                 Corp.



Insignia Solutions, Inc. ADR    75,701    28,766
**


Intel Corp. **                  92,100 1,593,330
                                                 Invitrogen Corp. **     29,400    817,908

                                                 Johnson & Johnson **    28,412  1,669,205
                                                 King Pharmaceuticals,   98,249  1,508,122
                                                 Inc. **


CREDIT SUISSE POST VENTURE CAPITAL FUND           ACQUIRING FUND

SCHEDULE OF INVESTMENTS                           PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                AS OF OCTOBER 31, 2002 (UNAUDITED)

                                       MARKET                                               MARKET
SECURITY NAME                  SHARES   VALUE    SECURITY NAME                    SHARES    VALUE
-------------                  ------   -------  -------------                    ------    ------
Accredo Health, Inc.           13,600  $629,408  Accredo Health, Inc.             13,600   $629,408
                                                 Activision, Inc.                 28,000    574,000
                                                 Adobe Systems, Inc. **           42,000    992,880
AdvancePCS                     48,300 1,212,330  AdvancePCS                       66,300  1,664,130
Affymetrix, Inc.               51,000 1,331,100  Affymetrix, Inc.                146,500  3,823,650
                                                 Agere Systems, Inc. Class A **  199,900    173,913
Ambac Financial Group, Inc.    10,000   618,000  Ambac Financial Group, Inc.      10,000    618,000
                                                 America Movil SA de CV ADR       28,760    386,534
                                                 AmerisourceBergen Corp. **       11,100    789,765

Amey PLC                      498,500   222,272  Amey PLC                        498,500    222,272
Amvescap PLC                  243,000 1,505,487  Amvescap PLC                    243,000  1,505,487
                                                 Analog Devices, Inc. **          22,700    608,360
                                                 Andrx Corp.                      41,900    647,355
Anteon International Corp.     31,100   715,300  Anteon International Corp.       31,100    715,300
Anthem, Inc.                   19,200 1,209,600  Anthem, Inc. **                  50,000  3,150,000
                                                 AOL Time Warner, Inc. **         99,433  1,466,637
                                                 Apple Computer, Inc. **          25,000    401,750
                                                 Applera Corp. - Celera           72,600    598,224
                                                 Genomics Group **

                                                 Array BioPharma, Inc. **         54,900    456,768

ASML Holding NV               174,460 1,529,019  ASML Holding NV **              333,480  2,922,717
                                                 AT&T Corp. **                    39,100    509,864
                                                 AT&T Wireless Services, Inc.**  104,936    720,910

                                                 ATI Technologies, Inc. **       225,000  1,444,500
Austin Ventures *              36,319    36,319  Austin Ventures *                36,319     36,319
BEA Systems, Inc.             107,400   868,758  BEA Systems, Inc.               107,400    868,758
                                                 Best Buy Company, Inc. **        27,500    566,775
                                                 Biomet, Inc. **                  53,700  1,582,002
                                                 Biovail Corp. **                  8,500    269,025
BISYS Group, Inc.              51,200   916,480  BISYS Group, Inc.                51,200    916,480
                                                 BMC Software, Inc. **            44,000    701,360
Boston Ventures *             455,659   455,659  Boston Ventures *               455,659    455,659
                                                 BT Group PLC                    183,300    520,493
Cablevision Systems New        54,500   521,020  Cablevision Systems New York     54,500    521,020
York Group Class A                               Group Class A
                                                 Caremark Rx, Inc. **             28,200    499,140
Chaparral Resources, Inc.           1         1  Chaparral Resources, Inc.             1          1
Cisco Systems, Inc.             1,628    18,201  Cisco Systems, Inc. **          136,153  1,522,191
Clear Channel                   7,400   274,170  Clear Channel Communications,    53,500  1,982,175
Communications, Inc.                             Inc.
                                                 Cognos, Inc. **                  10,100    200,182
                                                 CollaGenex Pharmaceuticals,      64,400    450,800
                                                 Inc.
                                                 Comcast Corp. Special Class A**  29,000    667,290

                                                 Community Health Care            29,800    700,300
                                                 Comverse Technology, Inc.        61,930    445,896
                                                 Cox Radio, Inc. Class A**        34,500    819,030
                                                 Cubist Pharmaceuticals, Inc.     48,500    313,310

CVC Capital Partners *        148,772   148,773  CVC Capital Partners *          148,772    148,773
                                                 Dell Computer Corp. **           45,800  1,310,338
Dick's Sporting Goods, Inc.    29,400   482,160  Dick's Sporting Goods, Inc.      29,400    482,160
Dollar Tree Stores, Inc.       25,300   665,137  Dollar Tree Stores, Inc.         25,300    665,137
                                                 eBay, Inc. **                     3,500    221,410
Education Management Corp.     25,400   932,180  Education Management Corp.       25,400    932,180
                                                 Electronic Arts, Inc. **         17,900  1,165,648
Enterprise Inns PLC           114,400 1,035,392  Enterprise Inns PLC             114,400  1,035,392
                                                 Enzon, Inc. **                   12,700    246,380
                                                 Express Scripts, Inc. **         22,800  1,235,304

Fisher Scientific              29,700   849,420  Fisher Scientific                56,400  1,613,040
International, Inc.                              International, Inc.
                                                 Galen Holdings PLC ADR **        21,500    524,600

Game Group PLC                656,600 1,147,952  Game Group PLC                  656,600  1,147,952
                                                 Gannett Company, Inc. **         10,500    797,265
                                                 Genentech, Inc. **               28,500    971,565
Generale de Sante              75,800   750,659  Generale de Sante                75,800    750,659
                                                 Gentex Corp. **                  34,900  1,028,852
Getinge AB Class B             43,700   810,841  Getinge AB Class B               43,700    810,841
                                                 Harris Corp. **                  53,100  1,400,778
                                                 HCA, Inc. **                     13,300    578,417
Health Management              31,900   609,928  Health Management Associates,    70,600  1,349,872
Associates, Inc. Class A                         Inc. Class A **

                                                 Hewlett-Packard Co. **           34,732    548,766
Hot Topic, Inc.                50,400   982,800  Hot Topic, Inc.                  50,400    982,800
                                                 ICN Pharmaceuticals, Inc. **     34,500    288,075

IDEC Pharmaceuticals Corp.     13,100   602,862  IDEC Pharmaceuticals Corp.       60,000  2,761,200

Indra Sistemas SA             126,800   882,771  Indra Sistemas SA               126,800    882,771
Insight Communications         69,600   677,904  Insight Communications**         69,600    677,904
Company, Inc.                                    Company, Inc.
Insignia Solutions, Inc. ADR  100,200    38,076  Insignia Solutions, Inc. ADR **  175,901    66,842

Integrated Circuit Systems,    16,300   333,172  Integrated Circuit Systems,      16,300    333,172
Inc.                                             Inc.
                                                 Intel Corp. **                   92,100  1,593,330
                                                 Invitrogen Corp. **              29,400    817,908
Istar Financial, Inc.          30,000   852,000  Istar Financial, Inc.            30,000    852,000
                                                 Johnson & Johnson **             28,412  1,669,205
                                                 King Pharmaceuticals, Inc. **    98,249  1,508,122


CREDIT SUISSE GLOBAL TECHNOLOGY FUND             CREDIT SUISSE GLOBAL HEALTH SCIENCES
                                                 FUND
SCHEDULE OF INVESTMENTS                          SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)               AS OF OCTOBER 31, 2002 (UNAUDITED)

                                       MARKET                                         MARKET
SECURITY NAME                   SHARES VALUE        SECURITY NAME           SHARES     VALUE
-------------                   ------ ------       -------------           ------     -----
Koninklijke (Royal) KPN NV **   289,777  1,836,613
Koninklijke (Royal) Philips      63,100  1,131,049
Electronics NV  **
L-3 Communications Holdings,      8,000    376,000
Inc. **
                                                    Laboratory              20,952    504,943
                                                    Corporation of
                                                    America Holdings**
Liberty Media Corp. Class A**   250,000  2,067,500
                                                    LifePoint Hospitals,    44,200  1,385,670
                                                    Inc. **
Linear Technology Corp. **        7,100    196,244







Maxis Communications Berhad **  602,000    942,637
                                                    Medarex, Inc. **        59,400    235,818
                                                    Medimmune, Inc. **      18,700    477,785
Medtronic, Inc. **               31,500  1,411,200  Medtronic, Inc. **      36,100  1,617,280


Micron Technology, Inc. **       63,300  1,012,800
Microsoft Corp. **               47,125  2,519,773
                                                    Monsanto Co. **          9,740    161,002

Motorola, Inc. **               135,700  1,244,369
                                                    Mylan Laboratories,     33,400  1,051,098
                                                    Inc. **


Network Associates, Inc. **      47,000    746,830


News Corporation, Ltd. ADR       22,000    434,940
Nintendo Company, Ltd.           12,200  1,175,125

Nokia Oyj **                     64,900  1,102,256
Nokia Oyj ADR **                 38,300    636,546
NTT DoCoMo, Inc. **                 436    804,335



                                                    Omnicare, Inc. **       35,700    775,761
Oracle Corp. **                  84,300    859,017
                                                    OSI Pharmaceuticals,    13,900    240,748
                                                    Inc.
                                                    Pfizer Inc. **          36,425  1,157,223
                                                    Pharmacia Corp. **      57,097  2,455,171

                                                    Priority Healthcare     38,600    937,594
                                                    Corp. Class B**


                                                    Protein Design Labs,    50,300    417,490
                                                    Inc.
PT Telekomunikasi Indonesia     131,500    877,105
ADR  **
                                                    Quest Diagnostics,      12,800    817,024
                                                    Inc.

                                                    Respironics, Inc.       20,200    645,188



Samsung Electronics Company,      8,600  2,435,039
Ltd. **
SBC Communications, Inc. **      15,500    397,730
                                                    Scios, Inc. **          64,600  1,864,356
Sega Corp.                       34,800    420,420
                                                    Select Medical Corp.    29,700    384,318
                                                    Sepracor, Inc.          70,200    610,740
                                                    Shire Pharmaceuticals   41,200    962,432
                                                    Group PLC ADR

                                                    SICOR, Inc.             56,300    837,744
SK Telecom Company, Ltd. ADR     95,400  1,914,678
**

SPX Corp. **                     24,200  1,016,642
Sun Microsystems, Inc. **        23,400     69,287
Taiwan Semiconductor            168,800  1,320,016
Manufacturing Co., Ltd. ADR **

Take-Two Interactive             33,500    863,630
Software, Inc. **
Tandberg ASA                     58,800    636,515
Telecom Corporation Of New      122,200    300,644
Zealand, Ltd. **
TelecomAsia Corp. Public      1,599,978          0
Company, Ltd. **
Telefonos de Mexico SA de CV     64,620  1,970,910
ADR **
Telindus Group NV - Strip           305          3
VVPR **
Teradyne, Inc. **                25,500    308,805
                                                    Teva Pharmaceutical      9,600    743,328
                                                    Industries, Ltd. ADR
                                                    **

CREDIT SUISSE POST VENTURE CAPITAL FUND             ACQUIRING FUND
SCHEDULE OF INVESTMENTS                             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                  AS OF OCTOBER 31, 2002 (UNAUDITED)
                                          MARKET                                               MARKET
SECURITY NAME                   SHARES   VALUE       SECURITY NAME                    SHARES    VALUE
-------------                   ------   -------      -------------                    ------   ------
                                                    Koninklijke (Royal) KPN NV**      289,777  1,836,613
                                                    Koninklijke (Royal) Philips        63,100  1,131,049
                                                    Electronics NV **
                                                    L-3 Communications Holdings,        8,000    376,000
                                                    Inc. **
                                                    Laboratory Corporation of          20,952    504,943
                                                    America Holdings**

                                                    Liberty Media Corp. Class A**     250,000  2,067,500
                                                    LifePoint Hospitals, Inc. **       44,200  1,385,670

                                                    Linear Technology Corp. **          7,100    196,244
Logitech International SA        43,950  1,443,971  Logitech International SA          43,950  1,443,971
Madison Dearborn Partners,      114,091    114,091  Madison Dearborn Partners,        114,091    114,091
Inc. *                                              Inc. *
Magma Design Automation,            390      3,327  Magma Design Automation, Inc.         390      3,327
Inc.
Manor Care, Inc.                 50,600  1,000,362  Manor Care, Inc.                   50,600  1,000,362
Mattel, Inc.                     62,600  1,149,336  Mattel, Inc.                       62,600  1,149,336
                                                    Maxis Communications Berhad **    602,000    942,637
                                                    Medarex, Inc. **                   59,400    235,818
Medimmune, Inc.                  29,100    743,505  Medimmune, Inc.                    47,800  1,221,290
                                                    Medtronic, Inc. **                 67,600  3,028,480
Mellon Financial Corp.           21,000    594,090  Mellon Financial Corp.             21,000    594,090
MFI Furniture Group PLC         742,700  1,522,159  MFI Furniture Group PLC           742,700  1,522,159
                                                    Micron Technology, Inc. **         63,300  1,012,800
                                                    Microsoft Corp. **                 47,125  2,519,773
                                                    Monsanto Co. **                     9,740    161,002
Montpelier Re Holdings, Ltd.     14,200    360,680  Montpelier Re Holdings, Ltd.       14,200    360,680
                                                    Motorola, Inc. **                 135,700  1,244,369
                                                    Mylan Laboratories, Inc. **        33,400  1,051,098

Neopost SA                       42,730  1,489,530  Neopost SA                         42,730  1,489,530
Nestor Healthcare Group PLC     233,500    631,988  Nestor Healthcare Group PLC       233,500    631,988
                                                    Network Associates, Inc. **        47,000    746,830
New Enterprise Associates *     418,487    418,487  New Enterprise Associates *       418,487    418,487
Newfield Exploration Co.         26,000    909,740  Newfield Exploration Co.           26,000    909,740
                                                    News Corporation, Ltd. ADR         22,000    434,940
Nintendo Company, Ltd.           14,900  1,435,194  Nintendo Company, Ltd.             27,100  2,610,319
Nobel Biocare Holding AG          2,913    162,010  Nobel Biocare Holding AG            2,913    162,010
                                                    Nokia Oyj **                       64,900  1,102,256
                                                    Nokia Oyj ADR **                   38,300    636,546
                                                    NTT DoCoMo, Inc. **                   436    804,335
Nutreco Holdings NV              71,010    936,693  Nutreco Holdings NV                71,010    936,693
Oak Investment Partners X       367,637    367,637  Oak Investment Partners X LPv*    367,637    367,637
LPv*
                                                    Omnicare, Inc. **                  35,700    775,761
                                                    Oracle Corp. **                    84,300    859,017
                                                    OSI Pharmaceuticals, Inc.          13,900    240,748

                                                    Pfizer Inc. **                     36,425  1,157,223
                                                    Pharmacia Corp. **                 57,097  2,455,171
Planetweb, Inc. *               183,800     71,682  Planetweb, Inc. *                 183,800     71,682
                                                    Priority Healthcare Corp.          38,600    937,594
                                                    Class B **
PRN Corp. *                      88,000    792,000  PRN Corp. *                        88,000    792,000
PRN Corp. Warrants  *            20,366          0  PRN Corp. Warrants  *              20,366          -
                                                    Protein Design Labs, Inc.          50,300    417,490

                                                    PT Telekomunikasi Indonesia       131,500    877,105
                                                    ADR **
Quest Diagnostics, Inc.          16,000  1,021,280  Quest Diagnostics, Inc.            28,800  1,838,304

Radian Group, Inc.               26,400    931,128  Radian Group, Inc.                 26,400    931,128
                                                    Respironics, Inc.                  20,200    645,188
Ryanair Holdings PLC            232,800  1,527,884  Ryanair Holdings PLC              232,800  1,527,884
Ryanair Holdings PLC ADR         14,600    543,266  Ryanair Holdings PLC ADR           14,600    543,266
Sage Group PLC                  664,500  1,517,831  Sage Group PLC                    664,500  1,517,831
                                                    Samsung Electronics Company,        8,600  2,435,039
                                                    Ltd. **
                                                    SBC Communications, Inc. **        15,500    397,730
                                                    Scios, Inc. **                     64,600  1,864,356
Sega Corp.                           40        483  Sega Corp.                         34,840    420,903
                                                    Select Medical Corp.               29,700    384,318
                                                    Sepracor, Inc.                     70,200    610,740
                                                    Shire Pharmaceuticals Group        41,200    962,432
                                                    PLC ADR
Shoppers Drug Mart Corp.         55,100    876,048  Shoppers Drug Mart Corp.           55,100    876,048
                                                    SICOR, Inc.                        56,300    837,744
                                                    SK Telecom Company, Ltd. ADR **    95,400  1,914,678

Spinnaker Exploration Co.        33,600    646,800  Spinnaker Exploration Co.          33,600    646,800
                                                    SPX Corp. **                       24,200  1,016,642
                                                    Sun Microsystems, Inc. **          23,400     69,287
                                                    Taiwan Semiconductor              168,800  1,320,016
                                                    Manufacturing Company, Ltd.
                                                    ADR **
                                                    Take-Two Interactive Software,     33,500    863,630
                                                    Inc. **
Tandberg ASA                    171,600  1,857,584  Tandberg ASA                      230,400  2,494,099
                                                    Telecom Corporation Of New        122,200    300,644
                                                    Zealand, Ltd. **
                                                    TelecomAsia Corp. Public        1,599,978          -
                                                    Company, Ltd. **
                                                    Telefonos de Mexico SA de CV       64,620  1,970,910
                                                    ADR **
                                                    Telindus Group NV - Strip VVPR        305          3
                                                    **
                                                    Teradyne, Inc. **                  25,500    308,805
                                                    Teva Pharmaceutical                 9,600    743,328
                                                    Industries, Ltd. ADR **

CREDIT SUISSE GLOBAL TECHNOLOGY FUND                CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS                             SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)                  AS OF OCTOBER 31, 2002 (UNAUDITED)

                                            MARKET                                     MARKET
SECURITY NAME                    SHARES      VALUE  SECURITY NAME           SHARES      VALUE
-------------                    ------     ------  -------------           ------      -----
                                                    Therasense, Inc. **     38,600    230,442
THQ, Inc.                        17,500    253,050
                                                    Trimeris, Inc.          24,500  1,291,885
Tyco International, Ltd. **      50,800    734,568

United Microelectronics Corp. 1,044,047     57,033
**


United Technologies Corp. **     11,500    709,205


VeriSign, Inc. **                65,500    528,585
VERITAS Software Corp. **        45,875    699,594
Viacom, Inc. Class B **          33,500  1,494,435
Vodafone Group PLC **           833,600  1,340,032
Vodafone Telecel -              260,700  1,796,900
Comunicacoes Pessoais SA **
                                                    Watson                   8,600    236,414
                                                    Pharmaceuticals, Inc.
                                                    WebMD Corp.             218,00  1,375,580



                                                    Wyeth**                 13,700    458,950



                                    PAR                                       PAR

State Street Bank & Trust Co.    $2,142  2,142,000  State Street Bank and     $197    197,000
Euro Time Deposit,                                  Trust Co. Euro Time
1.750%, 11/01/02                                    Deposit, 1.750%,
                                                    11/01/02
                                       -----------                                -----------
                                       $66,817,360                                $43,333,821
                                       ===========                                ===========

CREDIT SUISSE POST VENTURE CAPITAL FUND         ACQUIRING FUND

SCHEDULE OF INVESTMENTS                         PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 2002 (UNAUDITED)              AS OF OCTOBER 31, 2002 (UNAUDITED)
                                        MARKET                                               MARKET
  SECURITY NAME                 SHARES  VALUE       SECURITY NAME                    SHARES    VALUE
  -------------                 ------ -------      -------------                    ------   ------
                                                    Therasense, Inc. **                38,600    230,442
                                                    THQ, Inc.                          17,500    253,050
                                                    Trimeris, Inc.                     24,500  1,291,885
                                                    Tyco International, Ltd. **        50,800    734,568
Ultratech Stepper, Inc.          59,600    524,480  Ultratech Stepper, Inc.            59,600    524,480
                                                    United Microelectronics Corp.   1,044,042    757,033
                                                    **
United Surgical Partners         27,000    536,220  United Surgical Partners           27,000    536,220
International, Inc.                                 International, Inc.
                                                    United Technologies Corp. **       11,500    709,205
USA Networks, Inc.               37,800    955,962  USA Networks, Inc.                 37,800    955,962
Venture Link Company, Ltd.       57,500    334,188  Venture Link Company, Ltd.         57,500    334,188
                                                    VeriSign, Inc. **                  65,500    528,585
                                                    VERITAS Software Corp. **          45,875    699,594
                                                    Viacom, Inc. Class B**             33,500  1,494,435
                                                    Vodafone Group PLC **             833,600  1,340,032
                                                    Vodafone Telecel -                260,700  1,796,900
                                                    Comunicacoes Pessoais SA **
Watson Pharmaceuticals, Inc.     16,300    448,087  Watson Pharmaceuticals, Inc.       24,900    684,501

                                                    WebMD Corp.                       218,000  1,375,580
Whole Foods Market, Inc.         12,300    573,844  Whole Foods Market, Inc.           12,300    573,844
William Hill PLC                157,260    532,047  William Hill PLC                  157,260    532,047
Wood Group (John) PLC           313,600    785,003  Wood Group (John) PLC             313,600    785,003
                                                    Wyeth **                           13,700    458,950
Wysdom, Inc. Warrants *          60,000          0  Wysdom, Inc. Warrants *            60,000          -
Yankee Candle Company, Inc.      32,800    562,520  Yankee Candle Company, Inc.        32,800    562,520

                                 PAR                                                   PAR

State Street Bank and Trust      $2,173  2,173,000  State Street Bank and Trust        $4,512  4,512,000
Co. Euro Time Deposit,                              Co. Euro Time Deposit,
1.750%, 11/01/02                                    1.750%, 11/01/02
                                       -----------                               ------------
                                       $54,359,288                               $164,510,469
                                       ===========                               ============


* Restricted security, not readily marketable; security is valued at fair value in good faith by the Board of Directors.

                   See Pro Forma notes to Financial Statements

** The Acquiring Fund has a policy of investing at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. As a result, if the reorganization had occurred on October 31, 2002, all or a portion of some of the identified securities would have been sold.
     When the reorganization actually occurs, securities may have to be sold to meet the 80% policy, but the Funds have not identified which, if any, securities will be sold. In particular, the Funds have not determined to sell any of the securities identified above.



PRO FORMA STATEMENT OF OPERATIONS
OCTOBER 31, 2002 (UNAUDITED)

                                                                     CS GLOBAL
                                                    CS GLOBAL       POST-VENTURE                         COMBINED
                                                 HEALTH SCIENCES      CAPITAL         ADJUSTMENTS        PRO-FORMA
INVESTMENT INCOME
   Dividends                                      $    173,894     $    322,180      $           -      $  496,074
   Interest                                             16,667           53,058                  -          69,725
   Foreign tax withheld                                 (2,091)         (51,878)                 -         (53,969)
                                                 --------------   -------------     --------------    ------------
     Total Investment Income                           188,470          323,360                  -         511,830
                                                 -------------    -------------     --------------    ------------

EXPENSES
   Investment advisory services                        664,216        1,094,934         166,259  (c)     1,925,409
   Distribution fees -Class A                               46              114         166,018  (d)       166,178
   Distribution fees -Class B                                -            1,778               -              1,778
   Distribution fees -Class C                                -              673              (1) (e)           672
   Distribution fees -Common Class                     166,007          212,620        (165,976) (f)       212,651
   Distribution fees -Advisor Class                          -           11,281               -             11,281
   Transfer agent                                      239,506          343,460         (73,608) (g)       509,358
   Custodian                                             6,362           31,355          18,636  (h)        56,353
   Administrative and accounting fees                  115,722          161,458         (38,429) (i)       238,751
   Registration fees                                    66,668          110,492         (66,668) (j)       110,492
   Interest                                              6,663            3,082          (6,663) (j)         3,082
   Legal                                                58,967           32,163         (58,967) (j)        32,163
   Directors'/Trustees' fees                            22,691           17,592         (22,691) (j)        17,592
   Audit                                                21,949           21,807         (25,336) (j)        18,420
   Printing                                            127,051          101,441        (127,051) (j)       101,441
   Insurance expense                                     6,103            7,078          (6,103) (j)         7,078
   Miscellaneous                                         6,868            7,266          (6,868) (j)         7,266
                                                 -------------    -------------     -------------     ------------
                                                     1,508,819        2,158,594        (247,448)         3,419,965

   Less: Expenses waived and reimbursed by CSAM       (452,446)        (705,801)        287,300 (k)       (870,947)
   Less: Expenses offset by Transfer Agent                (272)               -             272 (l)              -
                                                 -------------    -------------     ---------------   ------------

   Net Expenses                                      1,056,101        1,452,793            40,124        2,549,018
                                                 -------------    -------------     -------------     ------------

Net Investment Loss                                   (867,631)      (1,129,433)          (40,124)      (2,037,188)
                                                 -------------    -------------     -------------     ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
   FROM INVESTMENTS:
   Net realized gain/(loss) from investments         3,850,663      (17,234,000)                -      (13,383,337)

   Net realized loss from foreign currency               1,454          (33,579)                -          (32,125)
     transactions

   Net change in unrealized                        (17,820,884)      (1,284,783)                -      (19,105,667)
     appreciation/(depreciation) from
     investments

   Net change in unrealized                                110           10,156                 -           10,266
                                                 -------------          -------      ------------     ------------
     appreciation/(depreciation) from foreign
     currency translations

   Net realized and unrealized loss from           (13,968,657)     (18,542,206)                -      (32,510,863)
                                                 -------------    -------------     -------------     -------------
     investments

   Net decrease in net assets resulting from      $(14,836,288)    $(19,671,639)     $    (40,124)    $(34,548,051)
     operations                                  -------------    -------------     -------------     ------------

                  See notes to Pro Forma financial statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
OCTOBER 31, 2002 (UNAUDITED)
                                                         Aquired Fund   Aquiring Fund
                                                                          CS GLOBAL
                                                           CS GLOBAL     POST-VENTURE                        COMBINED
                                                          TECHNOLOGY       CAPITAL       ADJUSTMENTS        PRO-FORMA
INVESTMENT INCOME
   Dividends                                              $    651,259   $    322,180               -      $    973,439
   Interest                                                     56,111         53,058               -           109,169
   Thailand Capital Gain Taxes                                 114,030              -               -           114,030
   Foreign tax withheld                                        (60,519)       (51,878)              -          (112,397)
                                                         -------------  --------------  -------------     -------------
   Total Investment Income                                     760,881        323,360               -         1,084,241
                                                         -------------  -------------   -------------     -------------

EXPENSES
   Investment advisory services                              1,025,099      1,094,934         256,433  (c)    2,376,466
   Distribution fees - Class A                                     966            114         255,309  (d)      256,389
   Distribution fees - Class B                                       -          1,778               -             1,778
   Distribution fees - Class C                                       -            673              (1) (e)          672
   Distribution fees - Common Class                            255,150        212,620        (255,119) (f)      212,651
   Distribution fees - Advisor Class                                 -         11,281               -            11,281
   Transfer agent                                              538,286        343,460        (242,019) (g)      639,727
   Custodian                                                    30,117         31,355           8,855  (h)       70,327
   Administrative and accounting fees                          126,952        161,458           6,272  (i)      294,682
   Registration fees                                            73,441        110,492         (73,441) (j)      110,492
   Interest                                                        905          3,082            (905) (j)        3,082
   Legal                                                        36,453         32,163         (36,453) (j)       32,163
   Directors'/Trustees' fees                                    22,950         17,592         (22,950) (j)       17,592
   Audit                                                        16,879         21,807         (20,266) (j)       18,420
   Printing                                                    137,562        101,441        (137,562) (j)      101,441
   Insurance expense                                            12,299          7,078         (12,299) (j)        7,078
   Miscellaneous                                                  (951)         7,266             951  (j)        7,266
                                                         -------------- -------------   --------------   --------------
                                                             2,276,108      2,158,594        (273,196)        4,161,506
     Less: Expenses waived and reimbursed by CSAM             (582,330)      (705,801)        271,037  (k)   (1,017,094)
     Less: Expenses offset by Transfer Agent                      (740)             -             740  (l)            -
                                                         -------------- -------------   ---------------   -------------
     Net Expenses                                            1,693,038      1,452,793          (1,419)        3,144,412
                                                         -------------  -------------   --------------    -------------
Net Investment Income/(Loss)                                  (932,157)    (1,129,433)          1,419        (2,060,171)
                                                         -------------  -------------   --------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
   Net realized gain/(loss) from investments               (72,190,276)   (17,234,000)              -       (89,424,276)
   Net realized loss from foreign currency transactions        (77,795)       (33,579)              -          (111,374)
   Net change in unrealized
     appreciation/(depreciation) from investments           33,646,556     (1,284,783)              -        32,361,773
   Net change in unrealized
     appreciation/(depreciation) from foreign currency
     translations                                                  123         10,156               -            10,279
                                                         -------------  -------------   -------------     -------------
     Net realized and unrealized loss from investments     (38,621,392)   (18,542,206)              -       (57,163,598)
                                                         -------------  -------------   -------------     -------------
     Net decrease in net assets resulting from
       operations                                         $(39,553,549)  $(19,671,639)   $      1,419      $(59,223,769)
                                                         =============  =============   =============     =============


                  See notes to Pro Forma financial statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
AS OF OCTOBER 31, 2002 (UNAUDITED)
                                                        AQUIRED FUND        AQUIRED FUND       AQUIRING FUND
                                                                                                 CS GLOBAL
                                                         CS GLOBAL        CS GLOBAL HEALTH      POST-VENTURE
                                                         TECHNOLOGY           SCIENCES            CAPITAL
INVESTMENT INCOME
   Dividends                                            $     651,259       $     173,894       $     322,180
   Interest                                                    56,111              16,667              53,058
   Thailand Capital Gain Taxes                                114,030                   -                   -
   Foreign tax withheld                                       (60,519)             (2,091)            (51,878)
                                                     -----------------   -----------------   -----------------
     Total Investment Income                                  760,881             188,470             323,360

EXPENSES
   Investment advisory services                             1,025,099             664,216           1,094,934
   Distribution fees - Class A                                    966                  46                 114
   Distribution fees - Class B                                      -                   -               1,778
   Distribution fees - Class C                                      -                   -                 673
   Distribution fees - Common Class                           255,150             166,007             212,620
   Distribution fees - Advisor Class                                -                   -              11,281
   Transfer agent                                             538,286             239,506             343,460
   Custodian                                                   30,117               6,362              31,355
   Administrative and accounting fees                         126,952             115,722             161,458
   Registration fees                                           73,441              66,668             110,492
   Interest                                                       905               6,663               3,082
   Legal                                                       36,453              58,967              32,163
   Directors'/Trustees' fees                                   22,950              22,691              17,592
   Audit                                                       16,879              21,949              21,807
   Printing                                                   137,562             127,051             101,441
   Insurance expense                                           12,299               6,103               7,078
   Miscellaneous                                                 (951)              6,868               7,266
                                                     -----------------   ----------------    ----------------
                                                            2,276,108           1,508,819           2,158,594

   Less: Expenses waived and reimbursed by CSAM              (582,330)           (452,446)           (705,801)
   Less: Expenses offset by Transfer Agent                       (740)               (272)                  -
                                                     -----------------   -----------------   ----------------

     Net Expenses                                           1,693,038           1,056,101           1,452,793
                                                     ----------------    ----------------    ----------------

Net Investment Loss                                          (932,157)           (867,631)         (1,129,433)
                                                     -----------------   -----------------   -----------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:
   Net realized gain/(loss) from investments              (72,190,276)          3,850,663         (17,234,000)

   Net realized loss from foreign currency                    (77,795)
     transactions                                                                   1,454             (33,501)

   Net change in unrealized
     appreciation/(depreciation) from investments          33,646,556         (17,820,884)         (1,284,783)

   Net change in unrealized
     appreciation/(depreciation) from foreign
     currency translations                                        123                 110              10,165
                                                     ----------------    ----------------    ----------------

     Net realized and unrealized loss from
       investments                                        (38,621,392)        (13,968,657)        (18,542,206)
                                                     ----------------    -----------------   ----------------

     Net decrease in net assets resulting from
       operations                                         (39,553,549)        (14,836,288)        (19,671,639)
                                                     ================    ================    ================




                                                         ADJUSTMENTS         PRO-FORMA
INVESTMENT INCOME
   Dividends                                                        -       $   1,147,333
   Interest                                                         -             125,836
   Thailand Capital Gain Taxes                                      -             114,030
   Foreign tax withheld                                             -            (114,488)
                                                     ----------------    -----------------
     Total Investment Income                                        -           1,272,711

EXPENSES
   Investment advisory services                               422,535 (c)       3,206,784
   Distribution fees - Class A                                421,327 (d)         422,453
   Distribution fees - Class B                                      -               1,778
   Distribution fees - Class C                                     (1)(e)             672
   Distribution fees - Common Class                          (421,126)(f)         212,651
   Distribution fees - Advisor Class                                -              11,281
   Transfer agent                                            (315,627)(g)         805,625
   Custodian                                                   27,490 (h)          95,324
   Administrative and accounting fees                          (6,491)(i)         397,641
   Registration fees                                         (140,109)(j)         110,492
   Interest                                                    (7,568)(j)           3,082
   Legal                                                      (95,420)(j)          32,163
   Directors'/Trustees' fees                                  (45,641)(j)          17,592
   Audit                                                      (38,828)(j)          21,807
   Printing                                                  (264,613)(j)         101,441
   Insurance expense                                          (18,402)(j)           7,078
   Miscellaneous                                               (5,917)(j)           7,266
                                                     -----------------   ----------------
                                                             (488,391)          5,455,130

   Less: Expenses waived and reimbursed by CSAM               525,881 (k)      (1,214,696)
   Less: Expenses offset by Transfer Agent                      1,012 (l)               -
                                                     ------------------- ----------------

     Net Expenses                                              38,501           4,240,433
                                                     ----------------    ----------------

Net Investment Loss                                           (38,501)         (2,967,722)
                                                     -----------------   ----------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:
   Net realized gain/(loss) from investments                        -         (85,573,613)

   Net realized loss from foreign currency
     transactions                                                   -            (109,920)

   Net change in unrealized
     appreciation/(depreciation) from investments                   -          14,540,889

   Net change in unrealized
     appreciation/(depreciation) from foreign
     currency translations                                          -              10,389
                                                     ----------------    ----------------

     Net realized and unrealized loss from
       investments                                                  -         (71,132,255)
                                                     ----------------    ----------------

     Net decrease in net assets resulting from
       operations                                             (38,501)        (74,099,977)
                                                     ================    ================

                  See notes to Pro Forma financial statements.


CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)


1.   BASIS OF COMBINATION

     The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Global Health Sciences Fund (" Global Health Sciences") into the Credit Suisse Global Post-Venture Capital Fund (" Global Post-Venture Capital"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Global Health Sciences to Global Post-Venture Capital and the subsequent liquidation of Global Health Sciences. The accounting survivor in the proposed merger will be Global Post-Venture Capital. This is because although Global Health Sciences has the same investment objective as Global Post-Venture Capital, the surviving fund will invest in a style that is similar to the way in which Global Post-Venture Capital is currently operated.

     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

     Global Health Sciences and Global Post-Venture Capital are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

     The Pro Forma adjustments below reflect the impact of the merger between Global Health Sciences and Global Post-Venture Capital.

(a)  Elimination of Prepaid expenses from Global Health Sciences.

(b) Redemption of Class A and Common Class fund shares from acquired fund and purchase of Class A shares in acquiring fund.

(c) To increase Investment Advisory Services Fee to reflect the Global Post-Venture Capital fee schedule.

(d)  To increase 12B-1 fees in Class A shares due to additional assets.

(e)  To adjust 12B-1 fees for Class C shares.

(f)  To decrease 12B-1 fees in Common Class due to decrease in assets.

(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(h) Adjustment based on the contractual agreements with the custodian for the combined fund.

(i)  Adjustment to decrease co-administration fee based upon combined assets.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(k)  Adjustment to decrease CSAM waiver.

(l)  Assumes elimination of transfer agent credits.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies, which are consistently followed by Global Health Sciences and Global Post-Venture Capital in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

     Each Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     FOREIGN CURRENCY TRANSACTIONS - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     FEDERAL INCOME TAXES - Global Health Sciences and Global Post Venture Capital intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

1.   BASIS OF COMBINATION

     The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Global Technology Fund (" Global Technology") into the Credit Suisse Global Post-Venture Capital Fund (" Global Post-Venture Capital"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Global Technology to Global Post-Venture Capital and the subsequent liquidation of Global Technology The accounting survivor in the proposed merger will be Global Post-Venture Capital. This is because although Global Technology has the same investment objective as Global Post-Venture Capital, the surviving fund will invest in a style that is similar to the way in which Global Post-Venture Capital is currently operated.

     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

     Global Technology and Global Post-Venture Capital are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

     The Pro Forma adjustments below reflect the impact of the merger between Global Technology and Global Post-Venture Capital.

(a)  Elimination of Prepaid expenses from Global Technology.

(b) Redemption of Class A and Common Class fund shares from acquired fund and purchase of Class A shares in acquiring fund.

(c) To increase Investment Advisory Services Fee to reflect the Global Post-Venture Capital fee schedule.

(d)  To increase 12B-1 fees in Class A shares due to additional assets.

(e)  To adjust 12B-1 fees for Class C shares.

(f)  To decrease 12B-1 fees in Common Class due to decrease in assets.

(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(h) Adjustment based on the contractual agreements with the custodian for the combined fund.

(i)  Adjustment to increase co-administration fee based upon combined assets.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(k)  Adjustment to decrease CSAM waiver.

(l)  Assumes elimination of transfer agent credits.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies, which are consistently followed by Global Technology and Global Post-Venture Capital in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     Security Valuation - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

     Each Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     Security Transactions and Investment Income -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     FOREIGN CURRENCY TRANSACTIONS - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     FEDERAL INCOME TAXES - Global Technology and Global Post Venture Capital intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

CREDIT SUISSE GLOBAL HEALTH SCIENCES
CREDIT SUISSE GLOBAL TECHNOLOGY FUND
CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
OCTOBER 31, 2002 (UNAUDITED)

1.   BASIS OF COMBINATION

     The unaudited Pro Forma Combined Schedule of Investments, Pro Forma Combined Statements of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Global Technology Fund ("Global Technology") and the Credit Suisse Global Health Sciences Fund ("Global Health Sciences") into the Credit Suisse Global Post-Venture Capital Fund ("Global Post-Venture Capital"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Global Technology and Global Health Sciences to Global Post-Venture Capital and the subsequent liquidation of Global Technology and Global Health Sciences. The accounting survivor in the proposed merger will be Global Post-Venture Capital. This is because although Global Technology and Global Health Sciences have the same investment objective as Global Post-Venture Capital, the surviving fund will invest in a style that is similar to the way in which Global Post-Venture Capital is currently operated.

     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

     Global Technology, Global Health Sciences, and Global Post-Venture Capital are each, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

     The Pro Forma adjustments below reflect the impact of the merger between Global Technology, Global Health Sciences, and Global Post-Venture Capital.

(a) Elimination of Prepaid expenses from Global Technology and Global Health Sciences.

(b) Redemption of Class A and Common Class fund shares from acquired funds and purchase of Class A shares in acquiring fund.

(c) To increase Investment Advisory Services Fee to reflect the Global Post-Venture Capital fee schedule.

(d)  To increase 12B-1 fees in Class A shares due to additional assets.

(e)  To adjust 12B-1 fees for Class C shares.

(f)  To decrease 12B-1 fees in Common Class due to decrease in assets.

(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(h) Adjustment based on the contractual agreements with the custodian for the combined fund.

(i)  Adjustment to increase co-administration fee based upon combined assets.

(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(k)  Adjustment to decrease CSAM waiver.

(l)  Assumes elimination of transfer agent credits.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies, which are consistently followed by Global Health Sciences, Global Technology and Global Post-Venture Capital in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION - The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless the Board determines that using this method would not reflect an investment's fair value.

     Each Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     FOREIGN CURRENCY TRANSACTIONS - The books and records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     FEDERAL INCOME TAXES - Global Technology, Global Health Sciences, and Global Post Venture Capital intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually.

          THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND
                            DATED FEBRUARY 28, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2003

                     CREDIT SUISSE INTERNATIONAL FOCUS FUND



                       CREDIT SUISSE EMERGING MARKETS FUND

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND

This combined Statement of Additional Information provides information about Credit Suisse International Focus Fund (the "International Focus Fund"), Credit Suisse Emerging Markets Fund (the "Emerging Markets Fund") and Credit Suisse Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund") (collectively, the "Funds") that supplements information in (1) the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the International Focus Fund, and the Prospectus for the Advisor Shares of the Global Post-Venture Capital Fund, each dated February 28, 2003;
(2) the Prospectus for the Class A, Class B and Class C Shares of each of the Global Post-Venture Capital Fund and the International Focus Fund, each dated February 28, 2003; (3) the Prospectus for the Class A Shares of the Emerging Markets Fund, dated February 28, 2003; and (4) the Prospectus for the Advisor Shares of each of the Global Post-Venture Capital and International Focus Fund, each dated February 28, 2003, each as amended or supplemented from time to time (collectively, the "Prospectus").

Each Fund's audited Annual Report for the fiscal year ended October 31, 2002, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus. Copies of the Prospectus, Annual Reports and information regarding each Fund's current performance can be obtained by writing or telephoning:

Class A, Class B, Class C and
------------------------------                            Advisor Shares
         Common Shares                                    --------------
         -------------                             Credit Suisse Advisor Funds
      Credit Suisse Funds                                 P.O. Box 55030
        P.O. Box 55030                                Boston, MA 02205-5030
     Boston, MA 02205-5030                        Attn.: Institutional Services
         800-927-2874                                      800-222-8977

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES.............................................................................1
         Options, Futures and Currency Exchange Transactions...................................................1
                  Securities Options...........................................................................1
                  Securities Index Options.....................................................................4
                  OTC Options..................................................................................5
                  Futures Activities...........................................................................5
                           Futures Contracts...................................................................6
                           Options on Futures Contracts........................................................7
                  Currency Exchange Transactions...............................................................7
                           Forward Currency Contracts..........................................................8
                           Currency Options....................................................................8
                           Currency Hedging....................................................................8
                  Swaps........................................................................................9
                  Hedging Generally...........................................................................10
                  Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps........11
         Additional Information on Other Investment Practices.................................................11
                  U.S. Government Securities..................................................................11
                  Money Market Obligations....................................................................12
                  Repurchase Agreements.......................................................................12
                  Money Market Mutual Funds...................................................................13
                  Convertible Securities......................................................................13
                  Debt Securities.............................................................................13
                           Below Investment Grade Securities..................................................14
                  Structured Securities.......................................................................15
                           Mortgage-Backed Securities.........................................................16
                           Asset-Backed Securities............................................................17
                           Structured Notes, Bonds or Debentures..............................................17
                           Loan Participations and Assignments................................................17
                  REITs.......................................................................................18
                  Securities of Other Investment Companies....................................................19
                  Lending of Portfolio Securities.............................................................19
                  Foreign Investments.........................................................................20
                           Foreign Currency Exchange..........................................................20
                           Information........................................................................21
                           Political Instability..............................................................21
                           Foreign Markets....................................................................21
                           Increased Expenses.................................................................21
                           Foreign Debt Securities............................................................21
                           Sovereign Debt.....................................................................22
                           Privatizations.....................................................................23
                           Brady Bonds........................................................................24
                           Emerging Markets...................................................................24
                  Japanese Investments........................................................................25

                  Economic Background.........................................................................25
                           Generally..........................................................................25
                           Currency Fluctuation...............................................................25
                  Short Sales.................................................................................26
                  Short Sales "Against the Box"...............................................................27
                  Warrants....................................................................................28
                  Non-Publicly Traded and Illiquid Securities.................................................28
                           Rule 144A Securities...............................................................29
                  Borrowing...................................................................................30
                  Stand-By Commitments........................................................................30
                  Reverse Repurchase Agreements...............................................................31
                  When-Issued Securities and Delayed-Delivery Transactions....................................31
                  Emerging Growth and Small Companies; Unseasoned Issuers.....................................32
                  Special Situation Companies.................................................................32
                  Dollar Rolls................................................................................32
         Temporary Defensive Strategies.......................................................................33
                  Debt Securities.............................................................................33
                  Money Market Obligations....................................................................33
                  Non-Diversified Status (Emerging Markets Fund Only).........................................33
         Strategies Available to the Global Post-Venture Capital Fund Only....................................33
                  Private Fund Investments....................................................................33
                  Other Strategies............................................................................35
INVESTMENT RESTRICTIONS.......................................................................................35
         All Funds............................................................................................35
         International Focus Fund.............................................................................35
         Emerging Markets Fund................................................................................37
         Global Post-Venture Capital Fund.....................................................................38
PORTFOLIO VALUATION...........................................................................................40
PORTFOLIO TRANSACTIONS........................................................................................42
PORTFOLIO TURNOVER............................................................................................44
MANAGEMENT OF THE FUNDS.......................................................................................45
         Officers and Board of Directors......................................................................45
         Information Concerning Directors and Officers........................................................45
         Ownership in Securities of the Funds and Fund Complex................................................54
         Information Concerning Committees and Meetings of Directors..........................................56
         Directors' Total Compensation........................................................................56
         Advisory Agreements..................................................................................57
         Sub-Advisory Agreements..............................................................................59
         Board Approval of Advisory and Sub-Advisory Agreements...............................................62
         Administration Agreements............................................................................63
         Annual Rate..........................................................................................64
         Code of Ethics.......................................................................................65
         Custodian and Transfer Agent.........................................................................65
         Organization of the Funds............................................................................66
         Distribution and Shareholder Servicing...............................................................67
                  Distributor.................................................................................67

                                      (ii)

                  Common Shares...............................................................................68
                  Class A, Class B and Class C Shares.........................................................70
                  General.....................................................................................73
                  Payments under the Common Shares, Advisor Shares and A, B and C Shares 12b-1 Plans
                         are not tied exclusively to the distribution expenses actually incurred by
                         CSAMSI and the payments may exceed distribution expenses actually incurred...........73
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................73
         Purchases............................................................................................73
         Special Provisions Applicable to the Global Post-Venture Capital and International Focus
                  Funds Class A, B and C Shares and the Emerging Markets Fund Class A Shares only.............74
                           Initial Sales Charges Waivers......................................................76
         Redemptions..........................................................................................76
         Automatic Cash Withdrawal Plan.......................................................................77
         Contingent Deferred Sales Charge -- General..........................................................78
         Redemption Fee on Common and Advisor Class Shares....................................................79
EXCHANGE PRIVILEGE............................................................................................79
ADDITIONAL INFORMATION CONCERNING TAXES.......................................................................80
         The Funds and Their Investments......................................................................80
                  Special Tax Considerations..................................................................82
                           Straddles..........................................................................83
                           Options and Section 1256 Contracts.................................................83
                           Foreign Currency Transactions......................................................83
         Passive Foreign Investment Companies.................................................................84
         Fund Taxes on Swaps..................................................................................85
         Dividends and Distributions..........................................................................85
         Sales of Shares......................................................................................86
         Foreign Taxes........................................................................................86
         Backup Withholding...................................................................................86
         Notices..............................................................................................87
         Other Taxation.......................................................................................87
DETERMINATION OF PERFORMANCE..................................................................................87
         After-Tax Return.....................................................................................90
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................................................96
MISCELLANEOUS.................................................................................................96
FINANCIAL STATEMENTS.........................................................................................103

APPENDIX - DESCRIPTION OF RATINGS............................................................................A-1

                                     (iii)

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

                  International Focus Fund. The investment objective of the International Focus Fund is long-term capital appreciation.



                  Emerging Markets Fund. The investment objective of the Emerging Markets Fund is growth of capital.

                  Global Post-Venture Capital Fund. The investment objective of the Global Post-Venture Capital Fund is long-term growth of capital.


                  The International Focus Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three major foreign markets. The Emerging Markets Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers from at least three emerging markets. The Global Post-Venture Capital Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of post-venture capital companies from at least three countries, including the U.S. These percentage requirements will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. The Funds' 80% investment policies are non-fundamental, which means that they may be changed by the Board of Directors of the Funds to become effective upon 60 days' notice to shareholders.

                  Unless otherwise indicated, all of the Funds are permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below.

                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

        Options, Futures and Currency Exchange Transactions

                  Each Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of each Fund's total assets may be at risk in connection with these strategies. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of premium paid, and, in the case of writing options, the value of the underlying obligation.

                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S.

exchanges, as well as over-the-counter ("OTC"). A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC ("CSAM"), Credit Suisse Asset Management Limited (London) ("CSAM U.K."), Credit Suisse Asset Management Limited (Tokyo) ("CSAM Japan"), and Credit Suisse Asset Management Limited (Australia) ("CSAM Australia"), each Fund's investment adviser and sub-investment advisers, respectively (each, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when an Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when an Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by one of the Advisers, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of one of the Advisers and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

                  Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies, at a time when such sale might be advantageous.

                  Futures Activities. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges for hedging and speculative purposes (i.e., to increase total return). These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  The Funds may enter into futures contracts and options on futures contracts on securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

                  A Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

                  The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

                  Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Swaps. Each Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances under which, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

                  A Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive.

Where swaps are entered into for good faith hedging purposes, an Adviser believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

                  Hedging Generally. In addition to entering into options, futures and currency transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisers still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to the CSAM's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of options written by a Fund on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

        Additional Information on Other Investment Practices.

                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and (with the exception of the International Focus Fund) medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. Each Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, a Fund may invest up to 5% of its net assets in securities of money market mutual funds. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees, including management fees and other expenses with respect to assets so invested.

                  Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although an Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

                  Debt Securities. Each Fund may invest up to 20% of its net assets in investment grade debt securities (other than money market obligations). Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below.

                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although an Adviser will consider such event in its determination of whether a Fund should continue to hold the security. An Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by an Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon an Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by an Adviser. Moody's considers debt securities rated Baa (its lowest investment rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Each Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of the Funds that invests in zero coupon securities.

                  Below Investment Grade Securities. Each Fund may invest up to 5% of its total assets (with the exception of the Emerging Markets Fund, which may invest up to 20% of its net assets) in debt securities (including convertible debt securities) rated below investment grade and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Debt securities held by a Private Fund (as defined below) in which the Global Post-Venture Capital Fund invests will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P.

                  Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk.

                  Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of an Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Advisers will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                  Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities, structured notes, bonds or debentures, and assignments of and participations in loans.

                  Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. Each Fund may invest in U.S. and foreign governmental and private asset-backed securities. Asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Loan Participations and Assignments. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government, corporation or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a participating Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by CSAM to be creditworthy. A Fund's rights and obligations as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. A Fund may have difficulty disposing of a Participation or an Assignment because there is no liquid market for them. The lack of a liquid secondary market for both Participations and Assignments will have an adverse impact on the value of such securities and on a Fund's ability to dispose of Participations or Assignments, including in response to a specific economic event, such as a deterioration in the credit-worthiness of the Borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund's portfolio and calculating its net asset value.

                  REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

                  Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a Shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

                  Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors. These loans, if and when made, may not exceed 33 1/3% of each Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

                  The Funds and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

                  Foreign Investments. Each Fund will invest its assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since the Funds will invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.


                  Information. The majority of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation, nationalization, or confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including the withholding of dividends. Political or social instability, or domestic developments could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Foreign Debt Securities. Each Fund may invest up to 20% of their respective net assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

                  Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Advisers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of its Advisers, such securities have the potential for future income or capital appreciation.

                  Depository Receipts. The assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). Certain of the risks relating to investments in foreign securities may be involved with respect to investments in ADRs, EDRs and IDRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are receipts issued outside the U.S. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                  Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The International

Focus Fund and the Emerging Markets Fund could invest to a significant extent in Privatizations. The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. The International Focus Fund and the Emerging Markets Fund could invest to a significant extent in Brady Bonds. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Emerging Markets and Global Post-Venture Capital Funds may invest in emerging markets without limit, while the International Focus Fund limits these investments to 15% of its net assets. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  Japanese Investments. Because the International Focus Fund may from time to time have large positions in Japanese securities and the Global Post-Venture Capital Fund may also invest in Japanese securities, these Funds may be subject to general economic and political conditions in Japan. Additional factors relating to Japan that an investor in these Funds should consider include the following:

                  Economic Background

                  Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

                  The Japanese economy has languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.

                  Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

                  Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Funds invest. Changes in government policies cannot be predicted.

                  Currency Fluctuation. Investments by a Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, each Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Funds are not required to hedge against declines in the value of the yen.

                  Securities Markets. The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

                  The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States.


                  Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery, as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

                  Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.


                  Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.


                  Energy. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.


                  Natural Disasters. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.


                  Short Sales. The Global Post-Venture Capital Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's net assets.

                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

                  Short Sales "Against the Box". Each Fund may use up to 10% of its net assets (taken at current value) as collateral for short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.
                  The Funds do not intend to engage in short sales against the box for investment purposes. Each Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities

(as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

                  Warrants. The Emerging Markets Fund may invest up to 10% of its net assets, and the International Focus and Global Post-Venture Capital Funds up to 10% of total assets, in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. Each Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below), Private Funds (as defined below) (in the case of the Global Post-Venture Capital Fund), and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities and, with respect to the Global Post-Venture Capital Fund, Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule

144A Securities, although each Board will retain ultimate responsibility for any liquidity determinations.

                  Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund and each Fund may pledge its assets to the extent necessary to secure permitted borrowings. Additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of a Fund's total assets (net assets in the case of the Global Post-Venture Capital Fund). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  Stand-By Commitments. The International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund may invest in stand-by commitments with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified securities at a specified price. A Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as "put" options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Funds will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio will not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by a Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.

                  Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers, although none of the Funds intend to enter into reverse repurchase agreements in the coming year. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if its Advisers deem it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Emerging Growth and Small Companies; Unseasoned Issuers. Each Fund may invest its assets in the securities of emerging growth companies, small companies and unseasoned issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

                  Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in any of the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

                  Special Situation Companies. Each Fund may invest in "special situation companies." "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger; liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

                  Dollar Rolls. Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

        Temporary Defensive Strategies.

                  Debt Securities. When CSAM believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

                  Money Market Obligations. Each Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

                  Non-Diversified Status (Emerging Markets Fund Only). The Emerging Markets Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

        Strategies Available to the Global Post-Venture Capital Fund Only

                  Private Fund Investments. Up to 10% of the Fund's net assets may be invested in U.S. or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in private equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC ("Abbott"), sub-investment adviser to the Global Post-Venture Capital Fund, attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). CSAM believes that the Fund's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Fund's investments in Private Funds are limited to a maximum of 10% of the Fund's assets (measured at the time the investments are made), these investments are highly speculative and volatile and may produce gains or losses in this portion of the Fund that exceed those of the Fund's other holdings and of more mature companies generally.

                  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and will involve certain risks. In valuing the Fund's holdings of interests in Private Funds, the Fund will be relying on the most recent reports provided by the Private Funds themselves prior to calculation of the Fund's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing.

                  Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of a Fund's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

                  Interests in the Private Funds in which a Fund may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Fund may invest may pay their investment managers a fee based on the performance of the Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Fund invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

                  The Fund may also hold non-publicly traded equity securities of companies in the venture capital and post-venture capital stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Fund's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Fund's illiquid assets, including Private Funds and other non-publicly traded securities, may not exceed 15% of the Fund's net assets.

                  Other Strategies. The Global Post-Venture Capital Fund will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized OTC market, such as The Nasdaq Stock Market, Inc., JASDAQ (Japan's over-the-counter market), EASDAQ (a Brussels-based system that trades stocks from across Europe) and the London Stock Exchange's Alternative Investment Market (AIM). The Fund may invest, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist. For temporary defensive purposes, such as during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the U.S.

                             INVESTMENT RESTRICTIONS

        All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

        International Focus Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The International Focus Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  14. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


        Emerging Markets Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time. The Emerging Markets Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and may enter into short sales "against the box".

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

                  14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

       Global Post-Venture Capital Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time. The Global Post-Venture Capital Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Funds in valuing their assets.

                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

                  The Global Post-Venture Capital Fund's investments in Private Funds will be valued initially at cost and, thereafter, in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in the value of investments in Private Funds will not generally be reflected in the Fund's net asset value. However, CSAM will report to the Board of the Fund information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of the Fund will take these reports into account in valuing Private Funds.

                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing, including with respect to the Private Funds, will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective and for supervising the activities of the sub-investment advisers to the applicable Funds. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent may also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  The Advisers will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Advisers do business exclusively with those broker-dealers that, in the Advisers' judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Advisers will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Advisers' standards may be higher than for execution services alone or for services that fall below the Advisers' standards. The Advisers believe that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Advisers will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

                  Except for Private Funds managed by Abbott (with respect to the Global Post-Venture Capital Fund), all orders for transactions in securities or options on behalf of a Fund are placed by the Adviser or a sub-adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Funds' distributor (and an affiliate of CSAM) and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when an Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  For the year ended October 31, 2002, the International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund paid $50,810, $7,311, and $12,959, respectively, in total brokerage commissions to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to the Advisers' own research programs.

                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended October 31.

--------------------------------------------------------------------------------------------------
Fund                                             2000               2001                2002
--------------------------------------------------------------------------------------------------
International Focus Fund                       $629,742           $339,547(2)        $1,146,577(1)
--------------------------------------------------------------------------------------------------
Emerging Markets Fund                          $1,212,061         $523,690(2)        $401,035(2)
--------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund               $541,823(1)        $394,295(2)        $283,880(2)
--------------------------------------------------------------------------------------------------

(1) The increased size in commissions payments by the relevant Funds during the period was attributable to an increase in (i) purchases and sales of portfolio securities in response to volatility in market prices and
         (ii) large capital inflows and outflows due to purchases and redemptions, including active trading of the Fund's shares and/or Fund merger activities.

(2) The decrease in brokerage commissions paid by the relevant Fund during the period was a result of a number of factors, including a decrease in the net asset of the Fund and a lower portfolio turnover ratio relative to the preceding year.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Advisers. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which an Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, each Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when an Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAM U.K., CSAM Japan, CSAM Australia, CSAMSI or CSFB, or Abbott (in the case of the Global Post-Venture Capital Fund), or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  As of October 31, 2002, the Funds held the following securities of their regular brokers or dealers:

---------------------------------------------------------------------------------------------------------------
Fund                     Name of Securities                                     Aggregate Value of the Holdings
---------------------------------------------------------------------------------------------------------------
Global Post-Venture      State Street Bank & Trust Company Euro Time                      $2,173,000
Capital                  Deposit
---------------------------------------------------------------------------------------------------------------
International Focus      State Street Bank & Trust Company Euro Time                     $13,841,000
                         Deposit
---------------------------------------------------------------------------------------------------------------
Emerging Markets         State Street Bank & Trust Company Euro Time                        $546,000
                         Deposit
---------------------------------------------------------------------------------------------------------------

                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The table below details the portfolio turnover rates of each Fund for the following fiscal years ended October 31.

--------------------------------------------------------------------------------
FUND                                                        2001          2002
--------------------------------------------------------------------------------
International Focus Fund                                     166%         150%
--------------------------------------------------------------------------------
Emerging Markets Fund                                        188%         145%
--------------------------------------------------------------------------------
Global Post-Venture Capital Fund                             138%          84%
--------------------------------------------------------------------------------


                            MANAGEMENT OF THE FUNDS

        Officers and Board of Directors.

                  The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

        Information Concerning Directors and Officers

                  The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below:

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
Richard H. Francis                  Director       Since 1999    Currently retired;      54           --
c/o Credit Suisse Asset                                          Executive Vice
Management, LLC                                                  President and Chief
466 Lexington Avenue                                             Financial Officer of
New York, New York  10017-3140                                   Pan Am Corporation
Age: 70                                                          and Pan American
                                                                 World Airways, Inc.
                                                                 from 1988 to 1991
---------------------------------------------------------------------------------------------------------------------------

--------------------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                       Director       Since         Private investor;       53           Director of Advo,
2425 North Fish Creek Road                         Funds'        Consultant and                       Inc. (direct mail
P.O. Box 1287                                      Inception     Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
Age: 75                                                          and Fritz
                                                                 Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987
---------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director       Since 1998    Dean of Yale School     53           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut  06520-8200                               William S. Beinecke                  Director of
Age: 56                                                          Professor in the                     Calpine Energy
                                                                 Practice of                          Corporation;
                                                                 International Trade                  Director of Car
                                                                 and Finance;                         Max Group (used
                                                                 Undersecretary of                    car dealers)
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993
---------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       53           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
Age: 66                                                          at the Edmund A.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 Walsh School of                      Selection Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
---------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                Director       Since 1999    Currently retired;      55           Director of
c/o Credit Suisse Asset                                          President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.
466 Lexington Avenue                                             National InterGroup,
New York, New York  10017-3140                                   Inc. (holding
Age: 71                                                          company) from April
                                                                 1989 to March 1991;
                                                                 Chairman of Permian
                                                                 Oil Co. from April
                                                                 1989 to March 1991
---------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                 Director       Since 1999    Partner of Lehigh       54           --
Lehigh Court, LLC                                                Court, LLC since July
40 East 52nd Street,                                             2002; President of
New York, New York 10022                                         SunGard Securities
Age: 54                                                          Finance, Inc. (on
                                                                 line accounting
                                                                 service) from
                                                                 2001 to July
                                                                 2002; President
                                                                 of Loanet, Inc.
                                                                 (on-line
                                                                 accounting
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 service) from
                                                                 1995 to 2001;
                                                                 Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
William W. Priest(2)                Director       Since 1999    Senior Partner and      60           --
Steinberg Priest & Sloane Capital                                Fund Manager,
Management                                                       Steinberg Priest &
12 East 49th Street                                              Sloane Capital
12th Floor                                                       Management since
New York, New York 10017                                         March 2001; Chairman
Age: 61                                                          and Managing Director
                                                                 of CSAM from
                                                                 2000 to
                                                                 February 2001,
                                                                 Chief Executive
                                                                 Officer and
                                                                 Managing
                                                                 Director of
                                                                 CSAM from 1990
                                                                 to 2000
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Laurence R. Smith                   Chairman       Since 2002    Managing Director and                --
Credit Suisse Asset Management,                                  Global Chief
LLC                                                              Investment Officer of
466 Lexington Avenue                                             CSAM; Associated with
New York, New York  10017-3140                                   J.P. Morgan
Age:  44                                                         Investment Management
                                                                 from 1981 to 1999;
                                                                 Officer of other
                                                                 Credit Suisse Funds
---------------------------------------------------------------------------------------------------------------------------

-----------------------

(2) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset Management,     President                    Global General
LLC                                 and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3140                                    Lehman Brothers, Inc.
Age:  38                                                         from 1996 to 1997;
                                                                 Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CSFB Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                Treasurer      Since 1999    Director and Director   --           --
Credit Suisse Asset Management,     and Chief                    of Fund
LLC                                 Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3140                                    CSAM since 1984;
Age:  43                                                         Officer of other
                                                                 Credit Suisse Funds
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.           Assistant      Since         Director and Deputy     --           --
Credit Suisse Asset Management,     Secretary      2000          General Counsel
LLC                                                              Associated with CSAM
466 Lexington Avenue                                             since January 2000;
New York, New York 10017-3140                                    Associated with the
Age:  36                                                         law firm of Swidler
                                                                 Berlin Shereff
                                                                 Friedman LLP from
                                                                 1996 to 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002    Vice President and      --           --
Credit Suisse Asset Management,     Secretary                    Legal Counsel
LLC                                                              Associated with CSAM
466 Lexington Avenue                                             since January 1998 to
New York, New York 10017-3140                                    January 2000; Officer
Age:  39                                                         of other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Rocco A. Del Guercio                Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset Management,     Treasurer                    Administrative
LLC                                                              Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3140                                    since June 1996;
Age:  39                                                         Assistant Treasurer,
                                                                 Bankers Trust Corp.
                                                                 -- Fund
                                                                 Administration from
                                                                 March 1994 to June
                                                                 1996;
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 Mutual Fund
                                                                 Accounting
                                                                 Supervisor, Dreyfus
                                                                 Corporation from
                                                                 April 1987 to March
                                                                 1994; Officer of
                                                                 other Credit Suisse
                                                                 Funds
---------------------------------------------------------------------------------------------------------------------------
Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset Management,     Treasurer                    President - Fund
LLC                                                              Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3140                                    2000; Assistant Vice
Age:  39                                                         President, Deutsche
                                                                 Asset
                                                                 Management from
                                                                 January 1999 to
                                                                 April 2000;
                                                                 Assistant Vice
                                                                 President,
                                                                 Weiss, Peck &
                                                                 Greer LLC from
                                                                 November 1995
                                                                 to December
                                                                 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds
---------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                     Assistant      Since 2002    Assistant Vice                       --
Credit Suisse Asset Management,     Treasurer                    President of CSAM
LLC                                                              (January 2001 to
466 Lexington Avenue                                             present);
New York, NY 10010                                               Administrative
Age: 36                                                          Officer of CSAM
                                                                 (March 1998 to
                                                                 December 2000);
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                   Term of                               in Fund
                                    Position(s)    Office(1) and Principal               Complex      Other
                                    Held with      Length of     Occupation(s) During    Overseen     Directorships
Name, Address and Age               Fund           Time Served   Past Five Years         by Director  Held by Director
---------------------------------------------------------------------------------------------------------------------------
                                                                 Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 (April 1994 to March
                                                                 1998); Officer of
                                                                 other Credit Suisse
                                                                 Funds
---------------------------------------------------------------------------------------------------------------------------

        Ownership in Securities of the Funds and Fund Complex

                  As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2002.

--------------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                       Dollar Range of Equity Securities in     Director in Family of Investment
Name of Director                       the Fund(*,1)                            Companies(*1)
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Richard H. Francis                     International Focus Fund:  A             E

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  C

--------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                          International Focus Fund:  E             E

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------


-------------------

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                      International Focus Fund:  A             A

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                         International Focus Fund:  A             D

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                   International Focus Fund:  A             C

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                    International Focus Fund:  B             D

                                      --------------------------------------
                                       Emerging Markets Fund:  B

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  B
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
--------------------------------------------------------------------------------------------------------------------
William W. Priest                      International Focus Fund:  A             A

                                      --------------------------------------
                                       Emerging Markets Fund:  A

                                      --------------------------------------
                                       Global Post-Venture Capital Fund:  A

--------------------------------------------------------------------------------------------------------------------

-------------------------
* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

                  No employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company ("State Street"), the Funds' co-administrator, and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.


        Information Concerning Committees and Meetings of Directors

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. During each Fund's most recent fiscal year, the Audit Committee met four times.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Funds' Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during each Fund's most recent fiscal year.

        Directors' Total Compensation
        (for the fiscal year ended October 31, 2002)

---------------------------------------------------------------------------------------------------------
                                                                                       Total Number of
                                                                                       Funds for which
                                           Emerging       Global      All Investment   Director Serves
                           International   Markets     Post-Venture    Companies in      within Fund
Name of Director/Trustee    Focus Fund       Fund      Capital Fund    Fund Complex        Complex
---------------------------------------------------------------------------------------------------------
William W. Priest(1)       None          None          None          None                     60
---------------------------------------------------------------------------------------------------------
Richard H. Francis         $3,563        $3,563        $3,563        $103,750                 54
---------------------------------------------------------------------------------------------------------
Jack W. Fritz              $3,313        $3,313        $3,313        $ 94,374                 53
---------------------------------------------------------------------------------------------------------
Jeffrey E. Garten          $3,313        $3,313        $3,313        $ 97,500                 53
---------------------------------------------------------------------------------------------------------
Peter F. Krogh             $3,313        $3,313        $3,313        $ 99,100                 53
---------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.       $3,563        $3,563        $3,563        $103,600                 55
---------------------------------------------------------------------------------------------------------
Steven N. Rappaport        $3,863        $3,863        $3,863        $110,545                 54
---------------------------------------------------------------------------------------------------------

(1) Mr. Priest is an "interested person" of the Funds, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


                  As of January 24, 2003, the Directors and Officers as a group owned of record less than 1% of each Fund's outstanding shares.


         Advisory Agreements

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the relevant Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue

Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                  Each class of each Fund bears all of its own expenses not specifically assumed by CSAM or another service provider to the Fund. General expenses of a Fund not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of a Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to a Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  For its services to the Global Post-Venture Capital, Emerging Markets and International Focus Funds, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.25%, 1.25% and 1.00%, respectively, of the Funds' average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

                  For the past three fiscal years ended October 31, the Funds paid investment advisory fees to CSAM, and CSAM waived advisory fees for each Fund, as follows:

--------------------------------------------------------------------------------------------------------------------
Fund                                                            Gross                              Net
                                                  Year          Advisory Fee       Waiver          Advisory Fee
--------------------------------------------------------------------------------------------------------------------
International Focus Fund                          2000          $1,032,466         $491,938        $540,528

                                          --------------------------------------------------------------------------
(commenced operations on 3/31/97)                 2001          $511,592           $339,929        $171,663

                                          --------------------------------------------------------------------------
                                                  2002          $1,820,511         $420,724        $1,399,787

--------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                             2000          $1,124,537         $711,093        $413,444

                                          --------------------------------------------------------------------------
(commenced operations on 12/30/94)                2001          $730,932           $501,995        $228,937

                                          --------------------------------------------------------------------------
                                                  2002          $589,215           $546,507        $42,708

--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund                  2000          $1,719,601         $596,536        $1,123,065

                                          --------------------------------------------------------------------------
(commenced operations on 9/30/96)                 2001          $1,870,272         $731,482        $1,138,790

                                          --------------------------------------------------------------------------
                                                  2002          $1,094,934         $705,801        $389,133

--------------------------------------------------------------------------------------------------------------------

         Sub-Advisory Agreements

                  Each Fund has entered into Sub-Investment Advisory Agreements with CSAM and one or more of CSAM's London affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited. In addition, the Global Post-Venture Capital Fund has entered into a Sub-Investment Advisory Agreement with Abbott Capital. Each of CSAM U.K., CSAM Japan, CSAM Australia and Abbott Capital may be referred to as a "Sub-Adviser."

                  Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

                  CSAM U.K. serves as a Sub-Adviser to the Global Post-Venture Capital, Emerging Markets and International Focus Funds. CSAM U.K. is a London corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM London is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM London is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM London has been in the money management business for over 16 years and as of 2002 managed approximately $47.4 billion in assets.

                  CSAM Japan serves as a Sub-Adviser to the Global Post-Venture Capital and International Focus Funds. CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of 2002 managed approximately $8.7 billion in assets.

                  CSAM Australia serves as a Sub-Adviser to the Global Post-Venture Capital, Emerging Markets and International Focus Funds. CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of 2002 managed approximately $11.7 billion in assets.

                  Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Funds) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Funds and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the each Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of a Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to the Funds for CSAM U.K. and CSAM Japan were as follows:

-------------------------------------------------------------------------------------------------------
                FUND                            CSAM U.K. FEE                    CSAM JAPAN FEE

-------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                         $7,383                           $7,427

-------------------------------------------------------------------------------------------------------
Emerging Markets                                    $4,278                             ___

-------------------------------------------------------------------------------------------------------
International Focus                                $34,764                           $34,978

-------------------------------------------------------------------------------------------------------

                  Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Funds and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to each Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with CSAM Australia. For the fiscal year ended October, 2002, CSAM Australia was not paid any fees.

                  Abbott, located at 1211 Avenue of the Americas, Suite 4300, New York, New York 10036, serves as sub-investment adviser to the Global Post-Venture Capital Fund pursuant to a written agreement. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Fund, makes investment decisions for the Fund regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Fund and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $4.55 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997.

                  Pursuant to the Sub-Advisory Agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services. For the years ended December 31, 2000, 2001 and 2002, the fees paid to Abbott by CSAM were $29,506, $17,960 and $21,738, respectively.


                  Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        Board Approval of Advisory and Sub-Advisory Agreements

                  In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered each Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the CSAM research arrangements with brokers who execute transactions on behalf of the Funds. The Board reviewed the profitability to CSAM and its affiliates of their services to the Funds and considered whether economies of scale in the provision of services to the Funds were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as Fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of each Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

                  In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan, CSAM Australia and Abbott, the Board considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan, CSAM Australia and Abbott. The Board considered, primarily, the benefits to Fund of retaining CSAM's English, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Funds to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Funds make, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan, CSAM Australia and Abbott Capital. In addition, the Board took into account the lack of any anticipated adverse impact to the Funds as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan, CSAM Australia and Abbott would be paid by CSAM, not the Funds, and, accordingly, that the retention of CSAM U.K., CSAM Japan, CSAM Australia and

Abbott would not increase the fees or expenses otherwise incurred by a Fund's shareholders. With respect to Abbott, the Board of the Global Post-Venture Capital Fund considered Abbott's expertise in evaluating private equity fund investments. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

        Administration Agreements

                  CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (each a "CSAMSI Co-Administration Agreement" and a "State Street Co-Administration Agreement," respectively).

                  CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

                  For the past three fiscal years ended October 31, each Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

OCTOBER 31, 2002

-------------------------------------------------------------------------------------------------------------------
FUND                                   Fees Paid (After Waivers)       Waivers             Reimbursements
-------------------------------------------------------------------------------------------------------------------
     Global Post-Venture Capital                $87,595                      0                         0
-------------------------------------------------------------------------------------------------------------------
          Emerging Markets                      $46,414                      0                         0
-------------------------------------------------------------------------------------------------------------------
         International Focus                   $182,306                      0                         0
-------------------------------------------------------------------------------------------------------------------

OCTOBER 31, 2001

-------------------------------------------------------------------------------------------------------------------
FUND                                   Fees Paid (After Waivers)        Waivers            Reimbursements
-------------------------------------------------------------------------------------------------------------------
     Global Post-Venture Capital               $149,622                      0                         0
-------------------------------------------------------------------------------------------------------------------
          Emerging Markets                      $55,922                      0                         0
-------------------------------------------------------------------------------------------------------------------
         International Focus                    $51,160                      0                         0
-------------------------------------------------------------------------------------------------------------------

OCTOBER 31, 2000

-------------------------------------------------------------------------------------------------------------------
FUND                                   Fees Paid (After Waivers)       Waivers             Reimbursements
-------------------------------------------------------------------------------------------------------------------
     Global Post-Venture Capital               $137,568                      0                         0
-------------------------------------------------------------------------------------------------------------------
          Emerging Markets                      $57,162                      0                         0
-------------------------------------------------------------------------------------------------------------------
         International Focus                   $103,247                      0                         0
-------------------------------------------------------------------------------------------------------------------

                  State Street became co-administrator to the Funds on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of each Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Funds prior to July 1, 2002 (August 1, 2002 for the Global Post-Venture Capital and International Focus Funds). PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:

        Annual Rate

..08% for the first $500 million in assets
..07% for the next $1 billion
..06% for assets in excess of $1.5 billion


                  For the fiscal years ended October 31, the Funds paid PFPC and State Street administration fees and PFPC waived fees and/or reimbursed expenses as follows:

----------------------------------------------------------------------------------------------------------
Fund                                        Year                   PFPC             State Street
----------------------------------------------------------------------------------------------------------
International Focus Fund                    2000                  $128,887                     --

                                      --------------------------------------------------------------------
(commenced operations on 3/31/97)           2001                  $51,953                      --

                                      --------------------------------------------------------------------
                                            2002                  $97,849                   $36,420

----------------------------------------------------------------------------------------------------------
Emerging Markets Fund                       2000                  $120,058                     --

                                      --------------------------------------------------------------------
(commenced operations on 12/30/94)          2001                  $60,336                      --

                                      --------------------------------------------------------------------
                                            2002                  $31,612                   $12,367

----------------------------------------------------------------------------------------------------------
Global Post-Venture Capital Fund            2000                  $169,988                     --
                                                                  ($6,438)

                                      --------------------------------------------------------------------
(commenced operations on 9/30/96)           2001                  $141,740                     --

                                      --------------------------------------------------------------------
                                            2002                  $59,144                   $14,719

----------------------------------------------------------------------------------------------------------

        Code of Ethics.

                  Each Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                  Abbott, the sub-investment adviser for the Global Post-Venture Capital Fund with respect to Private Funds, has adopted a written Code of Ethics (the "Abbott Code of Ethics"), which permits personnel covered by the Abbott Code of Ethics ("Abbott Covered Persons") to invest in securities, including Private Funds that may be purchased or held by the Global Post-Venture Capital Fund and any securities of a company whose securities are held by Private Funds ("Private Fund Securities"). The Abbott Code of Ethics contains provisions designed to address the conflicts of interest that could arise from personal trading in Private Funds and Private Fund Securities by advisory personnel with respect to the Global Post-Venture Capital Fund, including: (1) all Abbott Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain exceptions, all Abbott Covered Persons must obtain preclearance before executing any personal securities transactions; (3) without the consent of Abbott's compliance director, Abbott Covered Persons may not (a) execute personal trades in Private Fund Securities; (b) invest in initial public offerings or private offerings of Private Fund Securities; and
(c) execute personal trades in a Private Fund if there are any pending orders in that Private Fund by the Global Post-Venture Capital Fund, or if such Private Fund is being actively considered for purchase or sale by the Global Post-Venture Capital Fund. The Board reviews the administration of the Abbott Code of Ethics at least annually and may impose sanctions for violations of the Abbott Code of Ethics.

        Custodian and Transfer Agent

                  State Street serves as custodian of each Funds' U.S. and non-U.S. assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and
(v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more domestic and foreign banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

        Organization of the Funds

                  The International Focus Fund was incorporated on October 24, 1997 under the laws of the State of Maryland under the name "Warburg, Pincus Managed EAFE Countries Fund, Inc." On December 22, 1997, the Fund acquired all of the assets and liabilities of the Managed EAFE(R) Countries Portfolio of Warburg, Pincus Institutional Fund, Inc. On February 9, 1998, the Fund changed its name to "Warburg, Pincus Major Foreign Markets Fund, Inc." The Emerging Markets Fund was incorporated on December 23, 1993 under the laws of the State of Maryland under the name "Warburg, Pincus Emerging Markets Fund, Inc." The Global Post-Venture Capital Fund was incorporated on July 16, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Global Post-Venture Capital Fund, Inc."

                  On March 26, 2001, the International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund changed their names to "Credit Suisse Warburg Pincus Major Foreign Markets Fund, Inc.," Fund, Inc.," "Credit Suisse Warburg Pincus Emerging Markets Fund, Inc." and "Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc.," respectively.

                  On December 12, 2001, the International Focus Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund changed their names to "Credit Suisse International Focus Fund, Inc.," "Credit Suisse Emerging Markets Fund, Inc." and "Credit Suisse Global Post-Venture Capital Fund, Inc.", respectively.

                  The Emerging Markets Fund currently has three classes of shares, Common Shares, Advisor Shares and Class A Shares. Each of the Global Post-Venture Capital and International Focus Funds currently has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

                  With the exception of the Emerging Markets Fund which is non-diversified, each Fund is a diversified, open-end investment management company.

                  Each Fund's charter (with the exception of the Emerging Markets Fund and the Global Post-Venture Capital Fund) authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares." The Emerging Market Fund's charter authorizes the board to issue four billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares" and one billion shares are designated "Institutional Shares." Each of the Global Post-Venture Capital Fund's and the International Focus Fund's charter authorize the board to issue six billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," two billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares," one billion shares are designated "Class B Shares," and one billion shares are designated "Class C Shares."

                  All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common class Prospectus. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Funds, as well as certain statistical characteristics of the Funds, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.

        Distribution and Shareholder Servicing

                  Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. No compensation is payable by the International

Focus Fund (with respect to Common Shares) to CSAMSI for distribution services. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                  Common Shares. With the exception of the International Equity Fund, each Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Funds. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.


                  For the year ended October 31, 2002, the Funds' Common Shares paid the following amounts pursuant to the Common Shares 12b-1 Plan.

-----------------------------------------------------------------------
Fund                                             Payment

-----------------------------------------------------------------------
Emerging Markets Fund                            $110,166

-----------------------------------------------------------------------
Global Post-Venture Capital Fund                 $212,620

-----------------------------------------------------------------------

                  During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Funds' Common Shares 12b-1 Plan as follows:

-------------------------------------------------------------------------------------------------------------
Type of Service                           Emerging Markets Fund           Global Post-Venture Capital Fund
-------------------------------------------------------------------------------------------------------------
Advertising                                       $7,892                              $71,180
-------------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses
for promotional purposes                         $13,741                              $38,632
-------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers                     $638                                 $282
-------------------------------------------------------------------------------------------------------------
People-related and occupancy                     $22,719                              $44,389
-------------------------------------------------------------------------------------------------------------
Other                                            $30,455                              $63,500
-------------------------------------------------------------------------------------------------------------

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with Common Class shares of the Funds maintained by such Service Organizations and/or the value of assets invested in the Funds ("Service Fee"). Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in Common Class shares of a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

                  Advisor Shares. Each Fund has entered, into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by

CSAMSI on behalf of a Fund. For the years ended October 31, 2002, the International Focus Fund, Emerging Markets Fund and Global Post-Venture Capital Fund paid the following fees pursuant to the Advisor Shares 12b-1 Plan, all of which were paid to Institutions:

----------------------------------------------------------------------
Fund                                             Payment

----------------------------------------------------------------------
Global Post-Venture Capital Fund                 $11,281
----------------------------------------------------------------------
Emerging Markets Fund                            $6,926
----------------------------------------------------------------------
International Focus Fund                         $139,473

----------------------------------------------------------------------


                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in Advisor Class shares of the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in Advisor Class shares of a Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

                  An Institution with which the Funds have entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


                  Class A, Class B and Class C Shares. Each of the International Focus Fund and the Global Post-Venture Capital Fund has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A shares, Class B shares and Class C shares of the Fund, respectively, and the Emerging Markets Fund has adopted a Plan of Distribution for Class A shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

                  The Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI. For the fiscal year ended October 31, 2002, CSAMSI was paid commissions or CDSCs for the sale of the Funds' Class A, Class B and Class C shares and retained commissions earned on the sale of the Funds shares as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                Class A Commissions Retained by
Fund                                              Class A Commissions           CSAMSI
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                              $491                                   $66
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                       $4,276                                   $848
--------------------------------------------------------------------------------------------------------------------
International Focus                                    $3,038                                   $392
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Fund                                            Class B CDSCs Paid                     Class B CDSCs Retained
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                            $565                                     $565
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                           --                                     --
--------------------------------------------------------------------------------------------------------------------
International Focus                                        $0                                     $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Fund                                            Class C CDSCs Paid                     Class C CDSCs Retained
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital                                $0                                     $0
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                           --                                     --
--------------------------------------------------------------------------------------------------------------------
International Focus                                        $0                                     $0
--------------------------------------------------------------------------------------------------------------------

                  For the fiscal year ended October 31, 2002, CSAMSI earned $0, $0 and $0 on contingent deferred sales charges on redemptions of Class A shares of Global Post-Venture Capital, Emerging Markets and International Focus Funds, respectively.

                  With respect to sales of the Global Post-Venture Capital and the International Focus Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in a Fund.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of a Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  During the fiscal year ended October 31, 2002, the Global Post-Venture Capital, Emerging Markets and International Focus Funds paid CSAMSI $114, $126 and $123, respectively, under the A Shares 12b-1 Plan. During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:

----------------------------------------------------------------------------------------------------------------------
Type of Service                           Global Post-Venture
                                          Capital Fund               Emerging Markets Fund   International Focus Fund
----------------------------------------------------------------------------------------------------------------------
Advertising                               $6                         $161                    $14
----------------------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses for     $3,120                     $2,803                  $1,014
promotional purposes
----------------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers            $176                       $366                    $86
----------------------------------------------------------------------------------------------------------------------
People-related and occupancy              $15                        $22                     $27
----------------------------------------------------------------------------------------------------------------------
Other                                     $5                         $6                      $8
----------------------------------------------------------------------------------------------------------------------

                  During the fiscal year ended October 31, 2002, the Global Post-Venture Capital and International Focus Funds paid CSAMSI $1,778 and $673, respectively, under the B Shares 12b-1 Plan, and $794 and $385, respectively, under the C Shares 12b-1 Plan. During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the B Shares and C Shares 12b-1 Plans for the Global Post-Venture Capital and International Focus Funds as follows:

-------------------------------------------------------------------------------------------------------------------------
Type of Service                     Global Post-Venture   Global Post-Venture   International       International
                                    Capital Fund Class B  Capital Fund Class C  Focus Fund Class B  Focus Fund Class C
-------------------------------------------------------------------------------------------------------------------------
Advertising                         $40                   $14                   $18                 $6
-------------------------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses   $3,203                $3,548                $1,032              $1,162
for promotional purposes
-------------------------------------------------------------------------------------------------------------------------
Compensation to broker-dealers      $13,070               $616                  $6,575              $1,465
-------------------------------------------------------------------------------------------------------------------------
People-related and occupancy        $91                   $34                   $41                 $19
-------------------------------------------------------------------------------------------------------------------------
Other                               $86                   $12                   $16                 $4
-------------------------------------------------------------------------------------------------------------------------

                  General. Each of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans will continue in effect for so long as its continuance is separately, specifically approved at least annually by the Boards, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans. Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans would require the approval of the Boards in the same manner. None of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                  Payments under the Common Shares, Advisor Shares and A, B and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

                  CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares, Advisor Shares and A, B and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Purchases.

                  The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares of the Global Post-Venture Capital Fund, the International Focus Fund and the Emerging Markets Fund, any applicable sales charge.

                  To purchase Common Shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

                  As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  The Common Class shares of each Fund are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

         Special Provisions Applicable to the Global Post-Venture Capital and International Focus Funds Class A, B and C Shares and the Emerging Markets Fund Class A Shares only.

                  Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Funds. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A Shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

----------------------------------------------------------------------------------------------------------------
Amount Purchased                                   As a % of       As a % of         Commission to Financial
                                                    Amount       Offering Price     Representative as a % of
                                                   Invested                              Offering Price
----------------------------------------------------------------------------------------------------------------
Less than $50,000                                    6.10%           5.75%                   5.00%
----------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                        4.99%           4.75%                   4.00%
----------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                       3.90%           3.75%                   3.00%
----------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                       2.56%           2.50%                   2.00%
----------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                     2.04%           2.00%                   1.75%
----------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                    0*               0                     1.00%**
----------------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to 1% as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.


                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.


                  Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

\
- an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

- any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of CSAM; (2) officers, current and former Directors of the Funds, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Fund.

         Redemptions.

                  General. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares of the Global Post-Venture Capital Fund and the International Focus Fund, and certain redemptions of Class A shares of the Global Post-Venture Capital Fund and the Emerging Markets Fund.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

        Automatic Cash Withdrawal Plan.

                  An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A Shares of the Global Post-Venture Capital, International Focus and Emerging Markets Funds and Class B and C Shares of the Global Post-Venture Capital Fund and International Focus Funds may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectuses, certain withdrawals under the Plan for the Class A, B and C Shares of the Funds may be subject to a deferred sales charge.

          Special Provisions Applicable to the Global Post-Venture Capital and International Focus Funds Class B and C Shares Only.

                  The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                      Contingent Deferred Sales Charge
                                      --------------------------------
                                      as a Percentage of the Lesser of
                                      --------------------------------
                                       Dollars Invested or Redemption
                                       ------------------------------
  Year Since Purchase Payment Made                Proceeds
  --------------------------------                --------
First...........................                    4.0%
-----
Second..........................                    3.0%
------
Third...........................                    2.0%
-----
Fourth..........................                    1.0%
------
Fifth...........................                    0.0%
-----
Sixth...........................                    0.0%
-----
Seventh.........................                    0.0%
-------

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


        Contingent Deferred Sales Charge - General.

                  The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                  The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

        Redemption Fee on Common and Advisor Class Shares.

                  Each Fund imposes a 2.00% redemption fee (short-term trading fee) on Common and Advisor Class shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Funds to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of CSAM or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

                  Each Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Funds will have to invest. The Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in a Fund's view, is likely to engage in excessive trading. For the fiscal year ended October 31, 2002, the Global Post-Venture Capital, Emerging Markets and International Focus Funds received redemption fees on the sale of Common Class Shares of $7,730, $18,121 and $54,119, respectively.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse Money Market Fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day, subject to payment of any sales charge differential. Exchanges must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Shares of a Fund for Shares in another Credit Suisse fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse fund, an investor should contact Credit Suisse Funds at 800-927-2874 (800-222-8977 for information regarding the Advisor Shares).

                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

        The Funds and Their Investments.

                  Each Fund intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains, that it distributes to its shareholders. A Fund will satisfy the minimum distribution requirement if it distributes to its shareholders at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the
Code) and its net tax-exempt income for the taxable year. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their Fund shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are subject to corporate income tax in the hands of a Fund will be considered to have been distributed by year-end. The balance of such income must be distributed during the next calendar year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Funds and may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  Special Tax Considerations

                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

                  Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

                  Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

                  Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

                  Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

        Passive Foreign Investment Companies.

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFIC in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

        Fund Taxes on Swaps.

                  As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

        Dividends and Distributions.

                  Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

        Sales of Shares.

                  Upon the sale or exchange of shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder with respect to such share. Moreover, any loss realized by a shareholder on the sale of a share of any Fund held by the shareholder for six months or less will (to the extent not disallowed as set forth in the previous sentence) be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

        Foreign Taxes.

                  A Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

        Backup Withholding.

                  A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

        Notices.

                  Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

        Other Taxation.

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. An investor can look for each Fund's net asset value in The Wall Street Journal each business day under the heading "Credit Suisse." Depending on a Fund's size, it may not be eligible to be listed. The Common Shares of the Funds are listed under the heading "Credit Suisse Com," the Advisor Shares of the Funds are listed under the heading "Credit Suisse ADV," and once a class reaches the required minimum size, the Class A, B and C Shares will be listed under the heading "Credit Suisse A, B or C," as applicable. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

                  The average annual total return for the periods ended October 31, 2002, were as follows:

                                  TOTAL RETURN
                                  COMMON SHARES

---------------------------------------------------------------------------------------------------------------------
           Fund                 Inception Date              One-Year             Five-Year          Since Inception
---------------------------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    9/30/96                   -25.19%               2.79%                 4.13%
---------------------------------------------------------------------------------------------------------------------
     Emerging Markets              12/30/94                    -2.28%              -8.92%                -4.55%
---------------------------------------------------------------------------------------------------------------------
   International Focus              3/31/97                   -15.85%              -0.79%                 1.10%
---------------------------------------------------------------------------------------------------------------------

                                 ADVISOR SHARES

---------------------------------------------------------------------------------------------------------------------
           Fund                 Inception Date            One-Year             Five-Year          Since Inception
---------------------------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    9/30/96                -25.48%               2.50%                 3.82%
---------------------------------------------------------------------------------------------------------------------
     Emerging Markets              12/30/94                 -2.5%                -9.58%                -5.05%
---------------------------------------------------------------------------------------------------------------------
      International                                                                                -16.87 (not
          Focus                    12/24/01                  --                    --               annualized)
---------------------------------------------------------------------------------------------------------------------

                                     CLASS A

------------------------------------------------------------------------------------------------
                                 Inception Date            One-Year           Since Inception
------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    7/31/01                -29.67%               -33.05%
------------------------------------------------------------------------------------------------
     Emerging Markets                                                         -15.04% (not
                                   11/30/01                  --                annualized)
------------------------------------------------------------------------------------------------
      International                                                           -22.10% (not
          Focus                    11/30/01                  --                annualized)
------------------------------------------------------------------------------------------------

                                     CLASS B

------------------------------------------------------------------------------------------------
                                Inception Date          One-Year Since         Inception
------------------------------------------------------------------------------------------------
   Global Post-Venture
         Capital                    7/31/02                -28.80%               -31.94%
------------------------------------------------------------------------------------------------
    International                                                             -21.07% (not
        Focus                       11/30/01                  --              annualized)
------------------------------------------------------------------------------------------------

                                     CLASS C

------------------------------------------------------------------------------------------------
                                Inception Date             One-Year           Since Inception
------------------------------------------------------------------------------------------------
   Global Post-Venture              7/31/01                -26.56%               -30.21%
         Capital
------------------------------------------------------------------------------------------------
      International                                                             -18.91% (not
           Focus                    11/30/01                  --                annualized)
------------------------------------------------------------------------------------------------


                  From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

                  These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of a Fund's total returns in longer market cycles.

                  These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of a Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  Each Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. Each Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of a Fund's total return in longer market cycles.

        After-Tax Return.

                  From time to time the Funds may include after-tax performance information in advertisements. To the extent a Fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions).

                                        n
                                P(1 + T)  = ATV
                                               D

Where:    P     =   a hypothetical initial payment of $1,000.

          T     =   average annual total return (after taxes on distributions).

          n     =   number of years.

          ATV   =   ending value of a hypothetical $1,000 investment made at the
              D     beginning of the 1-, 5- or 10-year period at the end of the
                    1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The average annual total returns (after taxes on distributions) for the period since inception to October 31, 2002 were as follows:

------------------------------------------------------------------------------------------------------------------
                                                  Common Shares
                                                  --------------
------------------------------------------------------------------------------------------------------------------
                Fund                 One Year        Five Years     Since Inception       Inception Date
                ----                 --------        ----------     ---------------       --------------
------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital           -25.19%          1.74%            3.26%            9/30/96
------------------------------------------------------------------------------------------------------------------
Emerging Markets                      -2.28%           -8.97%           -4.68%           12/30/94
------------------------------------------------------------------------------------------------------------------
International Focus                   -15.89%          -2.43%           -0.39%           3/31/97
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Advisor Shares
                                                  --------------
--------------------------------------------------------------------------------------------------------------------
                 Fund                    One Year       Five Years     Since Inception       Inception Date
                 ----                    --------       ----------     ---------------       --------------
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -25.48%         1.45%            2.95%            9/30/96
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                         -2.50%          -9.89%           -5.31%           12/30/94
--------------------------------------------------------------------------------------------------------------------
International Focus                            --              --         -16.87% (not     12/24/01
                                                                          annualized)
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            Class A
                                            -------
------------------------------------------------------------------------------------------------
               Fund                   One Year          Since            Inception Date
               ----                   --------          -----            --------------
                                                       Inception
                                                       ---------
------------------------------------------------------------------------------------------------
Global Post-Venture Capital          -29.67%           -33.05%         7/31/01
------------------------------------------------------------------------------------------------
Emerging Markets                            --         -9.80%          11/30/01
------------------------------------------------------------------------------------------------
International Focus                         --         -22.13% (not    11/30/01
                                                       annualized)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            Class B
                                            -------
------------------------------------------------------------------------------------------------
               Fund                   One Year          Since            Inception Date
               ----                   --------          -----            --------------
                                                      Inception
                                                      ---------
------------------------------------------------------------------------------------------------
Global Post-Venture Capital          -28.80%           -31.94%         7/31/01
------------------------------------------------------------------------------------------------
International Focus                         --         -21.08% (not    11/30/01
                                                       annualized)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            Class C
                                            -------

------------------------------------------------------------------------------------------------
               Fund                  One Year            Since            Inception Date
               ----                  --------            -----            --------------
                                                       Inception
                                                       ---------
------------------------------------------------------------------------------------------------
Global Post-Venture Capital          -26.56%           -30.21%         7/31/01
------------------------------------------------------------------------------------------------
International Focus                         --         -18.92% (not    11/30/01
                                                       annualized)
------------------------------------------------------------------------------------------------

Average Annual Total Return (After Taxes on Distribution and Redemptions).

                                        n
                                P(1 + T)  = ATV
                                               DR

Where:        P        =   a hypothetical initial payment of $1,000.

              T        =   average annual total return (after taxes on
                           distributions and redemption).

              n        =   number of years.

              ATV      =   ending value of a hypothetical $1,000 investment
                  DR       made at the beginning of the 1-, 5- or 10-year period
                           at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

                  The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the period since inception to October 31, 2002 were as follows:

--------------------------------------------------------------------------------------------------------------------
                                                   Common Shares
                                                   -------------
--------------------------------------------------------------------------------------------------------------------
                 Fund                    One Year       Five Years     Since Inception       Inception Date
                 ----                    --------       ----------     ---------------       --------------
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -15.46%         2.12%            3.25%            9/30/96
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                         -1.40%          -29.15%          -3.39%           12/30/94
--------------------------------------------------------------------------------------------------------------------
International Focus                      -9.73%          -0.91%           0.62%            3/31/97
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Advisor Shares
                                                  --------------
--------------------------------------------------------------------------------------------------------------------
                 Fund                    One Year       Five Years     Since Inception       Inception Date
                 ----                    --------       ----------     ---------------       --------------
--------------------------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -15.65%         1.89%            3.01%            9/30/96
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                         -1.53%          -7.40%           -3.93%           12/30/94
--------------------------------------------------------------------------------------------------------------------
International Focus                          --              --           -10.36 (not      12/24/01
                                                                          annualized
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             Class A
                                             -------
---------------------------------------------------------------------------------------------------
                 Fund                      One Year      Since Inception       Inception Date
                 ----                      --------      ---------------       --------------
---------------------------------------------------------------------------------------------------
Global Post-Venture Capital             -18.22%          -26.16%          7/31/01
---------------------------------------------------------------------------------------------------
Emerging Markets                              --         -9.23% (not      11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------
International Focus                           --         -13.57% (not     11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             Class B
                                             -------
---------------------------------------------------------------------------------------------------
                 Fund                       One Year     Since Inception       Inception Date
                 ----                       --------     ---------------       --------------
---------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -17.68%         -25.29%          7/31/01
---------------------------------------------------------------------------------------------------
International Focus                            --        -12.94% (not     11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             Class C
                                             -------
---------------------------------------------------------------------------------------------------
                 Fund                       One Year     Since Inception       Inception Date
                 ----                       --------     ---------------       --------------
---------------------------------------------------------------------------------------------------
Global Post-Venture Capital              -16.31%         -23.94%          7/31/01
---------------------------------------------------------------------------------------------------
International Focus                            --        -11.61% (not     11/30/01
                                                         annualized)
---------------------------------------------------------------------------------------------------

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


                  Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) the Tokyo Stock Exchange (TOPIX) Index, which is an unmanaged index of common stock; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper, Inc. or similar investment services that monitor mutual funds.

                  CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International
(EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 16 of the last 31 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                          EAFE INDEX VS. S&P 500 INDEX
                                    1972-2001
                              ANNUAL TOTAL RETURN+

                 YEAR                                 EAFE INDEX                            S&P 500 INDEX
                 ----                                 ----------                            -------------
                 1972*                                   33.28                                  15.63
                 1973*                                  -16.82                                 -17.37
                 1974*                                  -25.60                                 -29.72
                 1975                                    31.21                                  31.55
                 1976                                     -.36                                  19.15
                 1977*                                   14.61                                 -11.50
                 1978*                                   28.91                                   1.06
                 1979                                     1.82                                  12.31
                 1980                                    19.01                                  25.77
                 1981*                                   -4.85                                  -9.73
                 1982                                    -4.63                                  14.76
                 1983*                                   20.91                                  17.27
                 1984*                                    5.02                                   1.40
                 1985*                                   52.97                                  26.33
                 1986*                                   66.80                                  14.62
                 1987*                                   23.18                                   2.03
                 1988*                                   26.66                                  12.40
                 1989                                     9.22                                  27.25
                 1990                                   -24.71                                  -6.56
                 1991                                    10.19                                  26.31
                 1992                                   -13.89                                   4.46
                 1993*                                   30.49                                   7.06
                 1994*                                    6.24                                  -1.54
                 1995                                     9.42                                  34.11
                 1996                                     4.40                                  20.26
                 1997                                     0.24                                  31.01
                 1998                                    18.29                                  26.23
                 1999*                                   26.97                                  21.02
                 2000                                   -14.17                                  -9.10
                 2001                                   -21.20                                 -11.88
                 2002                                   -15.66                                 -22.10

-----------

+  Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 16 out of the last 31 years.

                  The quoted performance information shown above is not intended to indicate the future performance of a Fund.

                  Advertising or supplemental sales literature relating to a Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the EAFE Index in composition. Advertising or supplemental sales literature relating to the Global Post-Venture Capital Fund may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies.

                  In its reports, investor communications or advertisements, each Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the Funds that are incorporated by reference in this Statement of Additional Information have been audited by PwC and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of January 28, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of a Fund's outstanding shares were as follows:

                        GLOBAL POST-VENTURE CAPITAL FUND

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
Charles Schwab & Co. Inc.                       49.33%
Special Custody Account for the Exclusive
Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
National Financial Services Corp.                12.08%
FBO Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

Sterling Trust Company                                          35.15%
Trustee FBO Rohde Brothers
1380 Lawrence Street, Suite 1400
Denver, CO 80204-2060

National Financial Services Corp.                               7.74%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY 10008-3908

First Union National Bank Custodian                             6.39%
FBO Various Retirement Plans
NC 1151
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522

Sterling Trust Company                                          6.12%
Trustee FBO Truckers & Travelers 401(k)
1380 Lawrence Street, Suite 1400
Denver, CO 80204-2060

Merrill Lynch Pierce Fenner & Smith                                           75.98%
Building 1, Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin Jenrette                                                      9.98%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                      5.09%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                    39.54%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
Donaldson Lufkin Jenrette                                                                    13.55%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Salomon Smith Barney Inc.                                                                     7.21%
00127G48583
333 West 34th Street - 3rd Floor
New York , NY 10001-2483

American Enterprise Investment Svcs                                                           7.09%
FBO 212610451
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                     6.69%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs                                                           6.20%
FBO 197735631
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                     5.63%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   37.17%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   28.05%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   13.34%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   11.31%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                Common         Advisor        Class A        Class B       Class C
                                                Shares          Shares        Shares         Shares         Shares
                                                ------          ------        ------         ------         ------
Raymond James & Assoc. Inc.                                                                                 8.95%
FBO Ruossa Sira
BIN# 77560359
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

                              EMERGING MARKETS FUND

                                                              Common      Advisor       Class A
                                                              Shares      Shares        Shares
                                                              ------      ------        ------
            Charles Schwab & Co. Inc.                        24.11%
            Special Custody Account for the Exclusive
            Benefit of Customers
            Attn Mutual Funds
            101 Montgomery St.
            San Francisco, CA 94104-4122

            Salomon Smith Barney Inc.                        15.42%
            Book Entry Account
            Attn: Matt Maesstri
            333 West 34th Street - 7th Floor
            New York , NY 10001-2483

            National Financial Services Corp.                11.25%
            FBO Customers
            Church Street Station
            PO Box 3908
            New York, NY 10008-3908

            Smith Barney Corporate Trust Company              7.42%
            Trustee FBO Smith Barney 401k
            Advisor Group Trust Dated 01/01/98
            2 Tower Center
            PO Box 1063 Plan Valuation Services
            East Brunswick, NJ 08816-1063

            Donaldson Lufkin Jenrette                                       7.05%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

            Donaldson Lufkin Jenrette                                       5.49%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

                                                              Common        Advisor       Class A
                                                              Shares        Shares        Shares
                                                              ------        ------        ------

            Donaldson Lufkin Jenrette                                       5.13%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

            Donaldson Lufkin Jenrette                                                     90.84%
            Securities Corporation Inc.
            P.O. Box 2052
            Jersey City, NJ 07303-2052

            Credit Suisse Asset Management LLC                                             8.11%
            466 Lexington Ave., 10th Floor
            New York, NY 10017-3142

                            INTERNATIONAL FOCUS FUND

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------
Charles Schwab & Co. Inc.                       27.38%
Special Custody Account for the Exclusive
Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                12.33%
FBO Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

Connecticut General Life Ins. Co.                               99.26%
on behalf of its Separate Accounts
Attn: Carmen G. Rivera
280 Trumbull St. #H19B
Hartford, CT 06103-3509

American Enterprise Investment Svcs.                                          12.53%
FBO 208407991
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                          11.68%
FBO 21028337
PO Box 9446
Minneapolis, MN 55440-9446

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------
Raymond James & Assoc. Inc.                                                    8.78%
FBO Padron Eduardo
BIN# 79649487
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                                    8.32%
FBO Yock TR
BIN# 51917267
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Merrill Lynch Pierce Fenner & Smith                                            8.13%
Building 1, Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin Jenrette                                                      6.77%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs.                                           6.62%
FBO 215989091
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                           6.50%
FBO 218769741
PO Box 9446
Minneapolis, MN 55440-9446

Raymond James & Assoc. Inc.                                                    6.40%
FBO Maloney Gregory
BIN# 51922117
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc. Inc.                                                    5.49%
FBO Ray IRA
BIN# 75836218
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Merrill Lynch Pierce Fenner & Smith                                                          24.62%
Building 1, Team A Fl. 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------
Donaldson Lufkin Jenrette                                                                    14.19%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                    13.24%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs.                                                          8.30%
FBO 216829351
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                                          6.46%
FBO 217014381
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment Svcs.                                                          5.09%
FBO 215551561
PO Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                                   18.96%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   16.69%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin Jenrette                                                                                   13.65%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Svcs                                                                         10.58%
FBO 202501711
P.O. Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                                                                                   9.10%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                Common        Advisor        Class A        Class B        Class C
                                                Shares         Shares        Shares         Shares         Shares
                                                ------         ------        ------         ------         ------

Donaldson Lufkin Jenrette                                                                                   8.35%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Salomon Smith Barney Inc.                                                                                   5.31%
00135609758
333 West 34th Street - 3rd Floor
New York , NY 10001-2483

                              FINANCIAL STATEMENTS

                  Each Fund's audited Annual Reports for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of its Annual Report upon request by calling Credit Suisse Funds at 800-927-2874 (for the Advisor Shares, please call 800-222-8977).

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
         GLOBAL HEALTH SCIENCES FUND DATED DECEMBER 11, 2002 (AS REVISED
                               DECEMBER 16, 2002).

                                        [CREDIT SUISSE ASSET MANAGEMENT LOGO]

            CREDIT SUISSE FUNDS

            Prospectus

            CLASS A SHARES

            December 11, 2002
            As Revised December 16, 2002

                 - CREDIT SUISSE
                   GLOBAL HEALTH SCIENCES FUND

            As with all mutual funds, the Securities and Exchange
            Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

            Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

On December 12, 2002, the Board of Directors of Credit Suisse Global Health Sciences Fund (the "Acquired Fund") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Acquired Fund would be transferred to the Credit Suisse Global Post-Venture Capital Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

December 16, 2002                                                 16-1202
                                                                      for
                                                                    WPGHT
                                                                    CSGHA
                                                                 2002-034

                                    CONTENTS

KEY POINTS                                                                4
    Goals and Principal Strategies                                        4
    A Word About Risk                                                     4
    Investor Profile                                                      5

PERFORMANCE SUMMARY                                                       6
    Year-by-Year Total Returns                                            6
    Average Annual Total Returns                                          7

INVESTOR EXPENSES                                                         8
    Fees and Fund Expenses                                                8
    Example                                                               9

THE FUND IN DETAIL                                                       10
    The Management Firms                                                 10
    Fund Information Key                                                 11
    Goal and Strategies                                                  12
    Portfolio Investments                                                12
    Risk Factors                                                         12
    Portfolio Management                                                 13
    Financial Highlights                                                 13

MORE ABOUT RISK                                                          14
    Introduction                                                         14
    Types of Investment Risk                                             14
    Certain Investment Practices                                         16

MEET THE MANAGERS                                                        18

MORE ABOUT YOUR FUND                                                     19
    Share Valuation                                                      19
    Distributions                                                        19
    Taxes                                                                19
    Statements and Reports                                               20

BUYING AND SELLING SHARES                                                21

SHAREHOLDER SERVICES                                                     22

OTHER POLICIES                                                           23

OTHER SHAREHOLDER INFORMATION                                            24

OTHER INFORMATION                                                        27
    About the Distributor                                                27

FOR MORE INFORMATION                                             back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

 GOAL                     PRINCIPAL STRATEGIES                       PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------------------------
 Capital appreciation     - Invests at least 80% of its net          - Foreign securities
                            assets, plus any borrowings for          - Legal risk
                            investment purposes, in equity and       - Market risk
                            debt securities of health sciences       - Non-diversified status
                            companies from at least three            - Regulatory risk
                            countries, including the U.S.            - Sector concentration
                          - Invests mainly in equity securities
                            of U.S. and foreign companies
                          - Emphasizes the health services,
                            pharmaceuticals, biotechnology and
                            medical-devices industries
                          - Can invest in companies of any size
                          - Focuses on individual stock-picking,
                            assisted by a top-down approach to
                            four categories of health sciences
                            companies - buyers, providers,
                            suppliers and innovators
-----------------------------------------------------------------------------------------------

    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

   A fund that invests in foreign securities carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

LEGAL RISK

   Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or the fund's performance.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK

   Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a fund security, or the fund's performance.

SECTOR CONCENTRATION

   Since the fund invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk.

 - Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 - Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

    INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are looking for capital appreciation

 - want to diversify their portfolios internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decisions on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS*

 YEAR ENDED 12/31/01:         1997      1998      1999       2000      2001
----------------------------------------------------------------------------
                             27.35%    33.19%     6.39%     38.90%    -7.97%
----------------------------------------------------------------------------

  Best quarter: 23.42% (Q3 00)
  Worst quarter: -24.37% (Q1 01)
  Inception date: 12/31/96
  Total return for the period 1/1/02 - 9/30/02: -33.73% (not annualized)

* Performance for Class A shares is not provided because this class did not have a full calendar year of performance as of the date of this PROSPECTUS. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

                         AVERAGE ANNUAL TOTAL RETURNS(1)

                              ONE YEAR   THREE YEARS   FIVE YEARS   LIFE OF   INCEPTION
   PERIOD ENDED 12/31/01:       2001      1999-2001     1997-2001    FUND       DATE
----------------------------------------------------------------------------------------
 RETURN BEFORE TAXES            -7.97%       10.79%       18.20%     18.20%    12/31/96
----------------------------------------------------------------------------------------
 RETURN AFTER TAXES
    ON DISTRIBUTIONS            -7.97%        9.98%       17.13%     17.12%
----------------------------------------------------------------------------------------
 RETURN AFTER TAXES
    ON DISTRIBUTIONS AND
    SALE OF FUND SHARES         -4.85%        8.63%       14.88%     14.87%
----------------------------------------------------------------------------------------
 S&P 500 INDEX(2)
    (REFLECTS NO DEDUCTION
    FOR FEES, EXPENSES OR
    TAXES)                     -11.88%       -1.03%       10.70%     10.70%
----------------------------------------------------------------------------------------
 MSCI WORLD
    HEALTHCARE INDEX(3)
    (REFLECTS NO DEDUCTION
    FOR FEES, EXPENSES OR
    TAXES)                     -13.24%       -0.50%       13.00%     13.00%
----------------------------------------------------------------------------------------

(1) Performance for Class A shares is not provided because this class did not have a full calendar year of performance as of the date of this PROSPECTUS. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(3) The MSCI World Healthcare Index is a sector-level index based on global industry classification standards (GICS), consists of all securities in the developed markets that are classified into the healthcare sector and is compiled by Morgan Stanley Capital International Inc.

                            UNDERSTANDING PERFORMANCE

   - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

   - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal period ended August 31, 2002.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES
  (paid directly from your investment)
--------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                    5.75%(1)
--------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a percentage of
  original purchase price or redemption proceeds, as applicable)         NONE
--------------------------------------------------------------------------------
 Maximum sales charge (load) on reinvested distributions
  (as a percentage of offering price)                                    NONE
--------------------------------------------------------------------------------
 Redemption fees                                                         NONE
--------------------------------------------------------------------------------
 Exchange fees                                                           NONE
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
--------------------------------------------------------------------------------
 Management fee                                                          1.00%
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fee                                     .25%
--------------------------------------------------------------------------------
 Other expenses(2)                                                       1.58%
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                                    2.83%
--------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Actual fees and expenses for the fiscal period ended August 31, 2002 are shown below. Waivers and expense reimbursements or credits reduced some expenses for the fund during 2002 but may be discontinued at any time.

 EXPENSES AFTER
 WAIVERS AND
 REIMBURSEMENTS

 Management fee                                                                  .00%

 Distribution and service (12b-1) fee                                            .25%

 Other expenses                                                                 1.34%
                                                                                -----
 NET ANNUAL FUND OPERATING EXPENSES                                             1.59%
                                                                                -----

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                     ONE YEAR   THREE YEARS    FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------
 CLASS A (WITH OR WITHOUT
 REDEMPTION)                           $845        $1,402        $1,983      $3,550
-------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

    THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

United Kingdom

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, CSAM's U.K. affiliate will be referred to as "CSAM U.K." throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

    FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

    GOAL AND STRATEGIES

   The fund seeks capital appreciation. To pursue this goal, it invests in equity and debt securities of U.S. and foreign health sciences companies.

   The health sciences consist of health care, medicine and the life sciences. Health-sciences companies are principally engaged in research and development, production, or distribution of health-sciences products or services. The fund may invest in companies of any size.

   Under normal market conditions, the fund will invest at least:

 - 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health-sciences companies from at least three countries, including the U.S.

 - 25% of its assets in the health-services, pharmaceuticals and medical-devices industries combined

   The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.

    PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

   This fund may invest up to 20% of assets in debt securities, including those rated below investment grade (junk bonds), and may invest without limit in foreign securities.

   To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

   This fund's principal risk factors are:

 - foreign securities

 - legal and regulatory risks

 - market risk

 - non-diversified status

 - sector concentration

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon a limited number of industries, which may perform differently from (or be more volatile than) the overall stock market.

   Because this fund focuses on a single sector (health sciences), you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, health sciences companies are often subject to regulatory risks that could hurt the fund's performance. Non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies and foreign securities, it takes on further risks that could hurt its performance. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, information and liquidity risks. Risks associated with foreign securities include currency, information and political risks. These risks are defined in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

    PORTFOLIO MANAGEMENT

   Scott T. Lewis and Peter T. Wen are Co-Portfolio Managers of the fund. Associate Portfolio Managers Steve Putnam and Sherry Bertner assist them. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

 PERIOD ENDED:                                                                                  8/02(1)
---------------------------------------------------------------------------------------------------------
 PER SHARE DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                           $19.76
---------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS:
 Net investment loss(2)                                                                          (0.14)
 Net loss on investments and foreign currency related items (both realized and unrealized)       (6.00)
---------------------------------------------------------------------------------------------------------
   Total from investment operations                                                              (6.14)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                 $13.62
---------------------------------------------------------------------------------------------------------
 Total return(3)                                                                                (31.07)%
---------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted)                                                          $31
 Ratio of expenses to average net assets(4),(5)                                                   1.59%
 Ratio of net investment loss to average net assets(5)                                           (1.32)%
 Decrease reflected in above operating expense ratios due to waivers/reimbursements(5)            1.24%
 Portfolio turnover rate                                                                            67%
---------------------------------------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through August 31, 2002.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.
(5) Annualized.

                                 MORE ABOUT RISK

    INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or the fund's performance.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/  Permitted without limitation; does not indicate actual use
20% ITALIC TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /  Permitted, but not expected to be used to a significant extent
-    Not permitted

 INVESTMENT PRACTICE                                                                               LIMIT
---------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                         30%
---------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.                          /X/
---------------------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY,
HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION RISKS.(2)                                          / /
---------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL,
VALUATION RISKS.                                                                                    / /
---------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY, MARKET,
VALUATION RISKS.                                                                                    /X/
---------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depositary receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                               /X/
---------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS.(2)                                                                      / /
---------------------------------------------------------------------------------------------------------

                                       16

INVESTMENT PRACTICE                                                                                LIMIT
---------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                            25%
---------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, OPERATIONAL,
POLITICAL, VALUATION RISKS.                                                                         /X/
---------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET, VALUATION
RISKS.                                                                                              15%
---------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the
sector will have a greater effect on the fund.                                                      /X/
---------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY,
MARKET RISKS.                                                                                     33 1/3%
---------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds
that do not take short positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                    10%
---------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                                                         10%
---------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years.
INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                                    /X/
---------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                              / /
---------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal
investment strategies and might prevent the fund from achieving its goal.                           / /
---------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                      15%
---------------------------------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

SCOTT T. LEWIS, Managing Director, has been Co-Portfolio Manager of the fund since May 2002. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus").
Mr. Lewis joined Warburg Pincus in 1986 where he performed comparable duties. Mr, Lewis holds a B.S. in Management and International Business from New York University and an M.B.A. in Finance from New York University's Stern School of Business.

PETER T. WEN, Vice President, has been Co-Portfolio Manager of the fund since 1999. He joined CSAM in 1999 from Lynch & Mayer, where he was a health care analyst from 1994 to 2000. Previously, he was a principal at SPEC, an information systems consulting firm. Mr. Wen holds a B.A. in Biology from Harvard College and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

STEVE PUTNAM, Director of CSAM U.K., has been Associate Portfolio Manager of the fund since May 2002. He joined CSAM U.K. in 1999 as an equity analyst focusing on European pharmaceutical companies. Prior to CSAM U.K., Mr. Putnam worked as a pharmaceutical company analyst for Dresdner Kleinwort Benson from 1993 to 1999. Mr. Putnam holds a degree in Chemistry from St. John's College, Oxford, as well as a Masters in Operational Research & Systems Analysis from the University of Aston in Birmingham.

SHERRY L. BERTNER, Vice President, has been Associate Portfolio Manager of the fund since May 2002. She joined CSAM in 2000 as an equity analyst on the firm's global health-care team focusing on medical technology and pharmaceutical companies. Prior to CSAM, Ms. Bertner worked as an equity analyst at Eagle Asset Management from 1999 to 2000, where she focused on medical technology and pharmaceutical companies for large-capitalization U.S. equity portfolios, and at Trusco Capital Management from 1997 to 1999, where she was a senior health-care and technology analyst. Ms. Bertner holds a B.S. in Management from the Georgia Institute of Technology.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

    SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

    DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money- market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund distributes dividends annually, usually in December. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

    TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including short-term capital gains) are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

    STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                            BUYING AND SELLING SHARES

    OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

    BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

    You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share next computed after your request is received in proper form. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

    Your financial representative may impose a minimum account balance required to keep your account open. The fund reserves the right to impose a minimum account balance requirement. If it does so, it will give current shareholders 15 days' notice of any increases in the amount necessary to keep your account open.

    EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:

   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

                                                                    COMMISSION TO
                                                                      FINANCIAL
                                       AS A % OF     AS A % OF     REPRESENTATIVE
                                        AMOUNT        OFFERING        AS A % OF
          AMOUNT PURCHASED             INVESTED        PRICE       OFFERING PRICE
------------------------------------------------------------------------------------
 Less than $50,000                      6.10%          5.75%             5.00%
------------------------------------------------------------------------------------
 $50,000 to less than $100,000          4.99%          4.75%             4.00%
------------------------------------------------------------------------------------
 $100,000 to less than $250,000         3.90%          3.75%             3.00%
------------------------------------------------------------------------------------
 $250,000 to less than $500,000         2.56%          2.50%             2.00%
------------------------------------------------------------------------------------
 $500,000 to less than $1,000,000       2.04%          2.00%             1.75%
------------------------------------------------------------------------------------
 $1,000,000 or more                        0*             0              1.00%**
------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).

** The distributor may pay a financial representative a fee as follows: up to 1%
   on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the STATEMENT OF ADDITIONAL INFORMATION.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

   THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) investment advisory clients of CSAM;

 (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

 (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

 (4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; and

 (5) Class A shares acquired when dividends and distributions are reinvested in the fund; and

 (6) shares purchased with redemption proceeds from a fund not managed by CSAM if an initial sales charge was paid on the shares being redeemed and the purchase of fund shares takes place within 30 days after the redemption of the other fund.

   IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

   REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 18 months rather than 12 months. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                                OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the 12b-1 Plan for Class A shares, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       28

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                                       29

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:

   888-606-8252

BY MAIL:
   Credit Suisse Funds

   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.creditsuissefunds.com

SEC FILE NUMBER:
Credit Suisse
Global Health Sciences Fund                                            811-07901


P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.creditsuissefunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSGHA-1-1202

                                        [CREDIT SUISSE ASSET MANAGEMENT LOGO]


            CREDIT SUISSE FUNDS

            Prospectus

            COMMON CLASS

            December 11, 2002

            As Revised December 16, 2002

                 - CREDIT SUISSE
                   GLOBAL HEALTH SCIENCES FUND


          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

On December 12, 2002, the Board of Directors of Credit Suisse Global Health Sciences Fund (the "Acquired Fund") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Acquired Fund would be transferred to the Credit Suisse Global Post-Venture Capital Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

December 16, 2002                                                 16-1202
                                                                      for
                                                                    WPGHT
                                                                    CSGHA
                                                                 2002-034

                                    CONTENTS

KEY POINTS                                                              4
  Goals and Principal Strategies                                        4
  A Word About Risk                                                     4
  Investor Profile                                                      5

PERFORMANCE SUMMARY                                                     7
  Year-by-Year Total Returns                                            7
  Average Annual Total Returns                                          8

INVESTOR EXPENSES                                                       9
  Fees and Fund Expenses                                                9
  Example                                                              10

THE FUND IN DETAIL                                                     11
  The Management Firms                                                 11
  Fund Information Key                                                 12
  Goal and Strategies                                                  12
  Portfolio Investments                                                13
  Risk Factors                                                         13
  Portfolio Management                                                 13
  Financial Highlights                                                 14

MORE ABOUT RISK                                                        15
  Introduction                                                         15
  Types of Investment Risk                                             15
  Certain Investment Practices                                         17

MEET THE MANAGERS                                                      20

MORE ABOUT YOUR FUND                                                   21
  Share Valuation                                                      21
  Account Statements                                                   21
  Distributions                                                        21
  Taxes                                                                22

BUYING SHARES                                                          24

SELLING SHARES                                                         27

SHAREHOLDER SERVICES                                                   29

OTHER POLICIES                                                         31

OTHER INFORMATION                                                      32
  About the Distributor                                                32

FOR MORE INFORMATION                                           back cover

THE FUND'S COMMON CLASS IS CLOSED TO NEW INVESTORS OTHER THAN THOSE DESCRIBED ON PAGE 24.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

 GOAL                          PRINCIPAL STRATEGIES                               PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------------------------
 Capital appreciation           - Invests at least 80% of its net assets, plus     - Foreign securities
                                  any borrowings for investment purposes, in       - Legal risk
                                  equity and debt securities of health             - Market risk
                                  sciences companies from at least three           - Non-diversified status
                                  countries, including the U.S.                    - Regulatory risk
                                - Invests mainly in equity securities of           - Sector concentration
                                  U.S. and foreign companies
                                - Emphasizes the health services,
                                  pharmaceuticals, biotechnology and
                                  medical-devices industries
                                - Can invest in companies of any size
                                - Focuses on individual stock-picking,
                                  assisted by a top-down approach to four
                                  categories of health sciences companies -
                                  buyers, providers, suppliers and innovators
------------------------------------------------------------------------------------------------------------

    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

   Since the fund invests in foreign securities, it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

LEGAL RISK

   Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or the fund's performance.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK

   Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a fund security, or the fund's performance.

SECTOR CONCENTRATION

   Since the fund invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk.

 - Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 - Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

    INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are looking for capital appreciation

 - want to diversify their portfolios internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                       This page intentionally left blank

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS

 YEAR ENDED 12/31:                      1997     1998    1999     2000    2001
--------------------------------------------------------------------------------
                                       27.35%   33.19%   6.39%   38.90%  -7.97%
--------------------------------------------------------------------------------

 Best quarter: 23.42% (Q3 00)
 Worst quarter: -24.37% (Q1 01)
 Inception date: 12/31/96
 Total return for the period 1/1/02 - 9/30/02: -33.73%
                             (not annualized)

                          AVERAGE ANNUAL TOTAL RETURNS

                                        ONE      THREE      FIVE
                                        YEAR     YEARS      YEARS    LIFE OF  INCEPTION
        PERIOD ENDED 12/31:             2001   1999-2001  1997-2001   FUND      DATE
---------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                   -7.97%   10.79%     18.20%    18.20%   12/31/96
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES ON
   DISTRIBUTIONS                       -7.97%    9.98%     17.13%    17.12%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES                         -4.85%    8.63%     14.88%    14.87%
---------------------------------------------------------------------------------------
 S&P 500 INDEX(1) (REFLECTS NO
   DEDUCTIONS FOR FEES, EXPENSES
   OR TAXES)                          -11.88%   -1.03%     10.70%    10.70%
---------------------------------------------------------------------------------------
 MSCI WORLD HEALTHCARE INDEX(2)
   (REFLECTS NO DEDUCTIONS FOR
   FEES, EXPENSES OR TAXES)           -13.24%   -0.50%     13.00%    13.00%
---------------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(2) The MSCI World Healthcare Index is a sector level index based on global industry classification standards (GICS), consists of all securities in the developed markets that are classified into the healthcare sector and is compiled by Morgan Stanley Capital International Inc.

                            UNDERSTANDING PERFORMANCE

     - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

     - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

     - An AVERAGE ANNUAL TOTAL return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

     - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

     - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 2002.

------------------------------------------------------------------------------------
 SHAREHOLDER FEES
  (paid directly from your investment)
------------------------------------------------------------------------------------
 Sales charge (load) on purchases                                             NONE
------------------------------------------------------------------------------------
 Deferred sales charge (load)                                                 NONE
------------------------------------------------------------------------------------
 Sales charge (load) on reinvested distributions                              NONE
------------------------------------------------------------------------------------
 Redemption fees                                                              2.00%
------------------------------------------------------------------------------------
 Exchange fees                                                                NONE
------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
------------------------------------------------------------------------------------
 Management fee                                                               1.00%
------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee                                          .25%
------------------------------------------------------------------------------------
 Other expenses                                                                .90%
------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES**                                       2.15%
------------------------------------------------------------------------------------

* The fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than 30 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. See "Buying Shares."

** Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2002 but may be discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS
  Management fee                                                                .00%

  Distribution and service (12b-1) fee                                          .25%

  Other expenses                                                               1.34%
                                                                               -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.59%
                                                                               =====

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                     ONE YEAR  THREE YEARS  FIVE YEARS  10 YEARS
--------------------------------------------------------------------------------
                                       $218       $673        $1,154     $2,483
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

    THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

United Kingdom

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

   For easier reading, CSAM's U.K affiliate will be referred to as "CSAM U.K." throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

 - CREDIT SUISSE ASSET MANAGEMENT LIMITED
   Level 32 Gateway
   1 Macquarie Place
   Sydney 2001
   Australia

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

    FUND INFORMATION KEY

   A concise description of the fund follows. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT, includes the auditor's report, along with the fund's financial statements. It is available free upon request.

    GOAL AND STRATEGIES

   The fund seeks capital appreciation. To pursue this goal, it invests in equity and debt securities of U.S. and foreign health-sciences companies.

   The health sciences consist of health care, medicine and the life sciences. Health-sciences companies are principally engaged in research and development, production, or distribution of health-sciences products or services. The fund may invest in companies of any size.

   Under normal market conditions, the fund will invest at least:

 - 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health-sciences companies from at least three countries, including the U.S.

 - 25% of its assets in the health-services, pharmaceuticals and medical-devices industries combined

   The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.

    PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

   This fund may invest up to 20% of assets in debt securities, including those rated below investment grade (junk bonds), and may invest without limit in foreign securities.

   To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

   The fund's principal risk factors are:

 - foreign securities

 - legal and regulatory risks

 - market risk

 - non-diversified status

 - sector concentration

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon a limited number of industries, which may perform differently from (or be more volatile than) the overall stock market.

   Because the fund focuses on a single sector (health sciences), you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, health sciences companies are often subject to regulatory risks that could hurt the fund's performance. Non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies and foreign securities, it takes on further risks that could hurt its performance. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, information and liquidity risks. Risks associated with foreign securities include currency, information and political risks. These risks are defined in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

    PORTFOLIO MANAGEMENT

   Scott T. Lewis and Peter T. Wen manage the fund's investment portfolio. Associate Portfolio Managers Steve Putnam and Sherry L. Bertner assist them. You can find out more about the fund's managers in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

 PERIOD ENDED:                                      8/02           8/01         8/00(1)         10/99        10/98
--------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $18.85          $23.95        $14.92         $14.41       $12.22
====================================================================================================================
 INVESTMENT OPERATIONS:
 Net investment loss                                (0.23)(2)       (0.10)        (0.08)         (0.13)       (0.06)
 Net gain (loss) on investments and
   foreign currency related items (both
   realized and unrealized)                         (5.00)          (3.08)         9.11           0.64         2.97
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations                 (5.23)          (3.18)         9.03           0.51         2.91
--------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income                   -               -             -              -        (0.04)
 Distributions from net realized gains                  -           (1.92)            -              -        (0.68)
--------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                    -           (1.92)            -              -        (0.72)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $13.62          $18.85        $23.95         $14.92       $14.41
--------------------------------------------------------------------------------------------------------------------
 Total return(3)                                   (27.75)%        (14.44)%       60.52%          3.54%       25.25%
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (000s omitted)         $44,484        $101,101       $90,801        $47,574      $64,336
 Ratio of expenses to average net assets(4)          1.59%           1.60%         1.61%(5)       1.59%        1.59%
 Ratio of net investment income (loss) to
   average net assets                               (1.30)%         (1.05)%       (0.94)%(5)      0.62%       (0.58%)
 Decrease reflected in above operating
   expense ratios due to
   waivers/reimbursements                            0.56%           0.26%         0.28%(5)       0.29%        0.38%
 Portfolio turnover rate                               67%             35%          106%           146%          63%
--------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2000, the fund changed its fiscal and tax year ends from October 31st to August 31st.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002, .01% for the year ended August 31, 2001, and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the years ended August 31, 2002 and August 31, 2001, and 1.59% annualized for the period November 1, 1999 to August 31, 2000.
(5) Annualized.

                                 MORE ABOUT RISK

    INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or the fund's performance.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:
/X/  Permitted without limitation; does not indicate actual use
20% ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /  Permitted, but not expected to be used to a significant extent
-    Not permitted

 INVESTMENT PRACTICE                                                                            LIMIT
-----------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                      30%
-----------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.                      /X/
-----------------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.(2)                                                                                       / /
-----------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                     / /
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events.
LIQUIDITY, MARKET, VALUATION RISKS.                                                             /X/
-----------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depositary receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                           /X/
-----------------------------------------------------------------------------------------------------

                                       17

 INVESTMENT PRACTICE                                                                            LIMIT
-----------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                          / /
-----------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         25%
-----------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, OPERATIONAL,
POLITICAL, VALUATION RISKS.                                                                     /X/
-----------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                                                                 15%
-----------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                       /X/
-----------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral.
CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                                                33 1/3%
-----------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   10%
-----------------------------------------------------------------------------------------------------

                                       18

 INVESTMENT PRACTICE                                                                            LIMIT
-----------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY, MARKET,
SPECULATIVE EXPOSURE RISKS.                                                                      10%
-----------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years.
INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                                /X/
-----------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                            / /
-----------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                               / /
-----------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited
time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                             15%
-----------------------------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

SCOTT T. LEWIS, Managing Director, has been Co-Portfolio Manager of the fund since May 2002. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus").
Mr. Lewis joined Warburg Pincus in 1986 where he performed comparable duties. Mr. Lewis holds a B.S. in Management and International Business from New York University and an M.B.A. in Finance from New York University's Stern School of Business.

PETER T. WEN, Vice President, has been Co-Portfolio Manager of the fund since 1999. He joined CSAM in 1999 from Lynch & Mayer, where he was a health care analyst from 1994 to 2000. Previously, he was a principal at SPEC, an information systems consulting firm. Mr. Wen holds a B.A. in Biology from Harvard College and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

STEVE PUTNAM, Director of CSAM U.K., has been Associate Portfolio Manager of the fund since May 2002. He joined CSAM U.K. in 1999 as an equity analyst focusing on European pharmaceutical companies. Prior to CSAM U.K., Mr. Putnam worked as a pharmaceutical company analyst for Dresdner Kleinwort Benson from 1993 to 1999. Mr. Putnam holds a degree in Chemistry from St. John's College, Oxford, as well as a Masters in Operational Research & Systems Analysis from the University of Aston in Birmingham.

SHERRY L. BERTNER, Vice President, has been Associate Portfolio Manager of the fund since May 2002. She joined CSAM in 2000 as an equity analyst on the firm's global health-care team focusing on medical technology and pharmaceutical companies. Prior to CSAM, Ms. Bertner worked as an equity analyst at Eagle Asset Management from 1999 to 2000, where she focused on medical technology and pharmaceutical companies for large-capitalization U.S. equity portfolios, and at Trusco Capital Management from 1997 to 1999, where she was a senior health-care and technology analyst. Ms. Bertner holds a B.S. in Management from the Georgia Institute of Technology.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

    SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

    ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.

    DISTRIBUTIONS

   As an investor in the fund, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund distributes dividends annually, usually in December. The fund distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

   Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, will be available at www.creditsuissefunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

    TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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                                       23

                                  BUYING SHARES

    OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web Site: www.creditsuissefunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

    BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).

REDEMPTION FEE

   The fund imposes a 2.00% redemption fee (short-term trading fee) on (Common Class) fund shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

   The fee does not apply to shares:

 - purchased by investment advisory clients of CSAM or any of its affiliates

 - purchased by wrap fee accounts

 - purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer

 - acquired by the reinvestment of dividends or distributions

FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

                           MINIMUM INITIAL INVESTMENT

   Regular account              $ 2,500
   IRAs:                        $   500
   Transfers/Gifts to Minors:   $   500

   There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

    ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

    INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                  BUYING SHARES

 OPENING AN ACCOUNT                                          ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------
 BY CHECK
----------------------------------------------------------------------------------------------------------------------
 - Complete the NEW ACCOUNT APPLICATION.                       - Make your check payable to Credit Suisse Funds.

 - For IRAs use the UNIVERSAL IRA APPLICATION.                 - Write the account number and the fund name on
                                                                 your check.
 - Make your check payable to Credit Suisse Funds.
                                                               - Mail to Credit Suisse Funds.
 - Write the fund name on the check.
                                                               - Minimum amount is $100.
 - Mail to Credit Suisse Funds.
----------------------------------------------------------------------------------------------------------------------
 BY EXCHANGE
----------------------------------------------------------------------------------------------------------------------
 - Call our Shareholder Service Center to request an           - Call our Shareholder Service Center to request an
   exchange from another Credit Suisse Fund. Be sure             exchange from another Credit Suisse Fund.
   to read the current PROSPECTUS for the new fund.
   Also please observe the minimum initial investment.         - Minimum amount is $250.

                                                               - If you do not have telephone privileges, mail or fax
                                                                 a letter of instruction signed by all shareholders.
----------------------------------------------------------------------------------------------------------------------
 BY WIRE
----------------------------------------------------------------------------------------------------------------------
 - Complete and sign the NEW ACCOUNT APPLICATION.              - Call our Shareholder Service Center by 4 p.m. ET
                                                                 to inform us of the incoming wire. Please be sure
 - Call our Shareholder Service Center and fax the               to specify your name, the account number and the
   signed NEW ACCOUNT APPLICATION by 4 p.m. ET.                  fund name on your wire advice.

 - The Shareholder Service Center will telephone you           - Wire the money for receipt that day.
   with your account number. Please be sure to specify
   your name, the account number and the fund name             - Minimum amount is $500.
   on your wire advice.

 - Wire your initial investment for receipt that day.

 - Mail the original, signed application to Credit Suisse
   Funds.

 - This method is not available for IRAs.
----------------------------------------------------------------------------------------------------------------------
 BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
----------------------------------------------------------------------------------------------------------------------
 - Cannot be used to open an account.                          - Call our Shareholder Service Center to request an
                                                                 ACH transfer from your bank.

                                                               - Your purchase will be effective at the next NAV
                                                                 calculated after we receive your order in proper
                                                                 form.

                                                               - Minimum amount is $50.

                                                               - Requires ACH on Demand privileges.
----------------------------------------------------------------------------------------------------------------------

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

 SELLING SOME OR ALL OF YOUR SHARES                          CAN BE USED FOR
----------------------------------------------------------------------------------------------------------------------
 BY MAIL
----------------------------------------------------------------------------------------------------------------------
 Write us a letter of instruction that includes:               - Accounts of any type.

 - your name(s) and signature(s)                               - Sales of any amount.

 - the fund name and account number                            - For IRAs please use the IRA DISTRIBUTION REQUEST
                                                                 FORM.
 - the dollar amount you want to sell

 - how to send the proceeds

 Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

 Mail the materials to Credit Suisse Funds.

 If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature
 guarantee is required).
----------------------------------------------------------------------------------------------------------------------
 BY EXCHANGE
----------------------------------------------------------------------------------------------------------------------
 - Call our Shareholder Service Center to request an           - Accounts with telephone privileges.
   exchange into another Credit Suisse Fund. Be sure
   to read the current PROSPECTUS for the new fund.            If you do not have telephone privileges, mail or fax a
   Also please observe the minimum initial investment.         letter of instruction to exchange shares.
----------------------------------------------------------------------------------------------------------------------
 BY PHONE
----------------------------------------------------------------------------------------------------------------------
 Call our Shareholder Service Center to request a              - Non-IRA accounts with telephone privileges.
 redemption. You can receive the proceeds as:

 - a check mailed to the address of record ($100 minimum)

 - an ACH transfer to your bank ($50 minimum)

 - a wire to your bank ($500 minimum)

 See "By Wire or ACH Transfer" for details
----------------------------------------------------------------------------------------------------------------------
 BY WIRE OR ACH TRANSFER
----------------------------------------------------------------------------------------------------------------------
 - Complete the "Wire Instructions" or "ACH on                 - Non-IRA accounts with wire-redemption or ACH
   Demand" section of your NEW ACCOUNT APPLICATION.              on Demand privileges.

 - For federal-funds wires, proceeds will be wired on          - Requests by phone or mail.
   the next business day. For ACH transfers, proceeds
   will be delivered within two business days.
----------------------------------------------------------------------------------------------------------------------

                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds

P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.CreditSuisseFunds.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

    SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

    RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund. A redemption fee of 2.00% may be charged on the exchange.

    LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, a fund may ask you to increase your balance. If it is still below the minimum after 60 days, a fund may close your account and mail you the proceeds.

                         MINIMUM TO KEEP AN ACCOUNT OPEN

   Regular account:              $ 2,000
   IRAs:                         $   250
   Transfers/Gifts to Minors:    $   250

   The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse fund. Not available for IRAs.

    STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

    RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

    ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 - making the fund available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class shares

   The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and Portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds

   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:
Credit Suisse Global
Health Sciences Fund                 811-07901

P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPGHC-1-1202

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 11, 2002
                         As revised on December 16, 2002

                    CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND

          This STATEMENT OF ADDITIONAL INFORMATION provides information about the Credit Suisse Global Health Sciences Fund (the "Global Health Sciences Fund" or the "Fund") that supplements information contained in the PROSPECTUS for the Common Shares of the Fund and the Class A shares of the Fund, each dated December 11, 2002, each as amended or supplemented from time to time (each, a "PROSPECTUS"), and is incorporated by reference in its entirety into each PROSPECTUS.

          The Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the PROSPECTUSES, ANNUAL REPORT(S) and information regarding the Fund's current performance can be obtained by writing or telephoning:

                            CLASS A AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-927-2874

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES                                                                                 1
         General Investment Strategies                                                                            1
         Options, Futures and Currency Exchange Transactions                                                      1
                  SECURITIES OPTIONS                                                                              1
                  SECURITIES INDEX OPTIONS                                                                        4
                  OTC OPTIONS                                                                                     4
                  FUTURES ACTIVITIES                                                                              5
                           FUTURES CONTRACTS                                                                      5
                           OPTIONS ON FUTURES CONTRACTS                                                           6
                  CURRENCY EXCHANGE TRANSACTIONS                                                                  7
                           FORWARD CURRENCY CONTRACTS                                                             7
                           CURRENCY OPTIONS                                                                       8
                           CURRENCY HEDGING                                                                       8
                  HEDGING GENERALLY                                                                               9
                  ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES                  10
         Additional Information on Other Investment Practices                                                    10
                  U.S. GOVERNMENT SECURITIES                                                                     10
                  MONEY MARKET OBLIGATIONS                                                                       11
                           MONEY MARKET MUTUAL FUNDS                                                             11
                           REPURCHASE AGREEMENTS                                                                 11
                  CONVERTIBLE SECURITIES                                                                         12
                  STRUCTURED SECURITIES                                                                          12
                           MORTGAGE-BACKED SECURITIES                                                            12
                           ASSET-BACKED SECURITIES                                                               13
                           STRUCTURED NOTES, BONDS OR DEBENTURES                                                 14
                  DEBT SECURITIES                                                                                15
                  BELOW INVESTMENT GRADE SECURITIES                                                              16
                  ZERO COUPON SECURITIES                                                                         17
                  SECURITIES OF OTHER INVESTMENT COMPANIES                                                       17
                  LENDING OF PORTFOLIO SECURITIES                                                                18
                  FOREIGN INVESTMENTS                                                                            18
                           DEPOSITORY RECEIPTS                                                                   19
                           FOREIGN CURRENCY EXCHANGE                                                             19
                           EURO CONVERSION                                                                       20
                           INFORMATION                                                                           20
                           POLITICAL INSTABILITY                                                                 20
                           FOREIGN MARKETS                                                                       20
                           INCREASED EXPENSES                                                                    20
                           FOREIGN DEBT SECURITIES                                                               20
                           PRIVATIZATIONS                                                                        21
                           BRADY BONDS                                                                           21
                  SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX")                                          21
                  SHORT SALES "AGAINST THE BOX."                                                                 22
                  WARRANTS                                                                                       22

                                        i

                  NON-PUBLICLY TRADED AND ILLIQUID SECURITIES                                                    23
                           RULE 144A SECURITIES                                                                  24
                  BORROWING                                                                                      24
                  REVERSE REPURCHASE AGREEMENTS                                                                  24
                  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS                                       25
                  REITs                                                                                          25
                  SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS                         26
                  "SPECIAL SITUATION" COMPANIES                                                                  26
                  DOLLAR ROLLS                                                                                   26
                  SECURITIES OF HEALTH SCIENCES COMPANIES                                                        26
                  NON-DIVERSIFIED STATUS                                                                         28
INVESTMENT RESTRICTIONS                                                                                          28
PORTFOLIO VALUATION                                                                                              30
PORTFOLIO TRANSACTIONS                                                                                           31
PORTFOLIO TURNOVER                                                                                               33
MANAGEMENT OF THE FUNDS                                                                                          34
         Officers and Board of Directors                                                                         34
         Ownership in Securities of the Fund and Fund Complex                                                    49
         Committees and Meetings of Directors                                                                    50
         Directors' Total Compensation for Fiscal Year Ended August 31, 2002                                     51
                  Investment Advisory Agreements                                                                 52
                  Sub-Advisory Agreements                                                                        54
                  Board Approval of Advisory Agreements                                                          55
         Code of Ethics                                                                                          58
         Custodian and Transfer Agent                                                                            58
         Organization of the Fund                                                                                59
         Distribution and Shareholder Servicing                                                                  60
                  COMMON SHARES                                                                                  60
                  CLASS A SHARES                                                                                 61
                  GENERAL                                                                                        62
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                                   62
                           CLASS A SHARES                                                                        63
                           INITIAL SALES CHARGES WAIVERS                                                         65
                           REDEMPTIONS                                                                           66
                  AUTOMATIC CASH WITHDRAWAL PLAN                                                                 66
EXCHANGE PRIVILEGE                                                                                               66
ADDITIONAL INFORMATION CONCERNING TAXES                                                                          67
         The Fund and Its Investments                                                                            67
         Passive Foreign Investment Companies                                                                    70
         Dividends and Distributions                                                                             70
         Sales of Shares                                                                                         71
         Foreign Taxes                                                                                           71
         Backup Withholding                                                                                      71
         Notices                                                                                                 72
         Special Tax Matters Relating to Zero Coupon Securities                                                  72

                                       ii

         Other Taxation                                                                                          72
DETERMINATION OF PERFORMANCE                                                                                     72
                  Average Annual Total Returns                                                                   72
                  After-Tax Return                                                                               74
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                              76
MISCELLANEOUS                                                                                                    77
FINANCIAL STATEMENTS                                                                                             78

APPENDIX  DESCRIPTION OF RATINGS                                                                                A-1


                                       iii


                        INVESTMENT OBJECTIVE AND POLICIES

          The following information supplements the discussion of the Fund's investment objective and policies in each PROSPECTUS. There are no assurances that the Fund will achieve its investment objective.

          The investment objective of the Fund is capital appreciation. To pursue this goal, under normal market conditions, it invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and debt securities of health sciences companies from at least three countries, including the U.S. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Fund upon at least 60 days' notice to shareholders before any such change becomes effective.

GENERAL INVESTMENT STRATEGIES

          Unless otherwise indicated, the Fund is permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

OPTIONS, FUTURES AND CURRENCY EXCHANGE TRANSACTIONS

          SECURITIES OPTIONS. The Fund may purchase options and write (sell) covered or collateralized options on securities, securities indices and, to the extent the Fund is authorized to invest in foreign securities, currencies for both hedging purposes and to increase total return. Up to 25% of the Fund's assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. These options may be traded on an exchange or over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.



          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC ("CSAM"), the Fund's investment adviser, or Credit Suisse Asset Management Limited, the Fund's sub-investment adviser ("CSAM Ltd." and collectively with CSAM, the "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund purchased a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          FUTURES ACTIVITIES. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and, to the extent the Fund is authorized to invest in foreign securities, currencies for bona fide hedging and speculative purposes These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes, as defined in regulations of the Commodity Futures Trading Commission ("CFTC"), and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The Fund will only engage in currency exchange transactions for hedging purposes.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

          CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Fund on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. Government Securities the Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          MONEY MARKET MUTUAL FUNDS. Where the Adviser believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or the Adviser. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

          STRUCTURED SECURITIES. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

          MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


          ASSIGNMENTS AND PARTICIPATIONS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments").

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the

Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

          When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          DEBT SECURITIES. The Fund may invest up to 20% of its total assets in debt securities. Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated. Such event will not require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have difference market prices.

          Investment grade bonds are rated within one of the four highest rating categories by Moody's or S&P or, if unrated, as determined by the Adviser to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          When the Adviser believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

          BELOW INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in securities rated below investment grade, including convertible debt securities.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

          FOREIGN INVESTMENTS. The Fund may invest without limit in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          DEPOSITORY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          FOREIGN CURRENCY EXCHANGE. Since the Fund may be investing in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          EURO CONVERSION. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Fund.

          INFORMATION. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of the Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which each of the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          PRIVATIZATIONS. The Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

          BRADY BONDS. The Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX"). The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may also engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

          The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

          WARRANTS. The Fund may invest up to 15% of its net assets in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


          BORROWING. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

          WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          REITs. The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.

          SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS. Investments in small- and medium- sized and emerging growth companies, as well as companies with continuous operations of less than three years ("unseasoned issuers") involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of small- and medium-sized and emerging growth companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          "SPECIAL SITUATION" COMPANIES. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation" company may decline significantly. CSAM believes, however, that if it analyzes "special situation" companies carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

          DOLLAR ROLLS. The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

          SECURITIES OF HEALTH SCIENCES COMPANIES. The Fund, under normal market conditions invests at least 80% of its assets in equity and debt securities of health sciences companies. Equity securities are common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks. Health sciences companies are companies that are principally engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). A company is considered to be "principally engaged" in health sciences when at least 50% of its assets are committed to, or at least 50% of its revenues or operating profits are derived from, the activities described in the previous sentence. A company will also be considered "principally engaged" in health sciences if, in the judgment of the Adviser, the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in a health sciences business and (a) the company holds itself out to the public as being primarily engaged in a health sciences business, and (b) a substantial percentage of the company's expenses are related to a health sciences business and these expenses exceed revenues from non-health sciences businesses.

          The Fund intends to concentrate its investments in health sciences companies in three industries: services, pharmaceuticals and medical devices. The Fund will, under normal market conditions, invest at least 25% of its total assets in the aggregate in these three industries. This policy may expose the Fund to greater risk than a health sciences fund that invests more broadly among industries.

          Because the Fund will focus its investments in securities of companies that are principally engaged in the health sciences, the value of its shares will be especially affected by factors relating to the health sciences, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.

          Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many health sciences companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is also typically less publicly available information concerning smaller companies than for larger, more established ones.

          Other health sciences companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers are subject to government regulation, product or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the health sciences.

          Health sciences companies are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A health sciences company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability. Expansion of facilities by health care providers is subject to "determinations of need" by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.

          Certain health sciences companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar "generic" products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

          Because the products and services of health sciences companies affect the health and well-being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a health sciences company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

          NON-DIVERSIFIED STATUS. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS

          Certain investment limitations of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of
(i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 1) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 12 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry except that the Fund will invest at least 25% of its total assets in the health services, pharmaceuticals and medical devices industries; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

          8. Issue any senior security except as permitted in the Fund's investment limitations.

          9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Fund in valuing their assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

          CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective and for supervising the activities of CSAM Ltd. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

          In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

          For the fiscal year ended August 31, 2002, $8,154 of the Fund's total brokerage commissions was paid to brokers and dealers who provided research services. The Fund directed $3,285,691 in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of the Fund is placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Fund's distributor (and an affiliate of CSAM) ("CSAMSI"), and affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or affiliates of Credit Suisse Group in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          For the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the Fund paid $153,278, $79,780 and $76,296, respectively, in brokerage commissions.

          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

          During its most recent fiscal year, the Fund purchased a euro time deposit issued by State Street. The value of the State Street euro time deposit as of August 31, 2002 was $957,000.

                               PORTFOLIO TURNOVER

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

          It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2002 and August 31, 2001, the Fund's portfolio turnover rate was 67% and 35%, respectively.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The directors approve all significant agreements between the Fund and the companies that furnish services to the fund, including agreements with the Fund's Advisers, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

          The names and ages of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS



----------
(1)  Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Richard H. Francis                  Director       Since 1999    Currently retired;      54           Director of The
c/o Credit Suisse Asset                                          Executive Vice                       Indonesia Fund,
Management LLC                                                   President and Chief                  Inc.
466 Lexington Avenue                                             Financial Officer of
New York, New York 10017-3147                                    Pan Am Corporation
                                                                 and Pan American
Age: 70                                                          World Airways, Inc.
                                                                 from 1988 to 1991

Jack W. Fritz                       Director       Since Fund    Private investor;       54           Director of Advo,
2425 North Fish Creek Road                         inception     Consultant and                       Inc. (direct mail
P.O. Box 1287                                                    Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
                                                                 and Fritz
Age: 75                                                          Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987

                                       35

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                   Director       Since 2000    Dean of Yale School     54           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut 06520-8200                                William S. Beinecke                  Director of
                                                                 Professor in the                     Calpine Energy
Age: 56                                                          Practice of                          Corporation;
                                                                 International Trade                  Director of
                                                                 and Finance;                         CarMax Group
                                                                 Undersecretary of                    (used car dealers)
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993

                                       36

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       54           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
                                                                 at the Edmund A.                     Selection
Age: 65                                                          Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars; Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

                                       37

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                Director       Since 1999    Currently retired;      54           Director of
c/o Credit Suisse Asset                                          President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.;
466 Lexington Avenue                                             National InterGroup,                 Director of
New York, New York 10017-3147                                    Inc. (holding                        Credit Suisse
                                                                 company) from April                  Asset Management
Age: 71                                                          1989 to March 1991;                  Income Fund,
                                                                 Chairman of Permian                  Inc.; Trustee of
                                                                 Oil Co. from April                   Credit Suisse
                                                                 1989 to March 1991                   High Yield Bond
                                                                                                      Fund; Trustee of
                                                                                                      Deutsche VIT
                                                                                                      Funds (overseeing
                                                                                                      3 portfolios)

                                       38

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                 Director       Since 1999    Partner of Lehigh       54           Director of The
RZ Capital LLC                                                   Court, LLC since July                First Israel
40 East 52nd Street,                                             2002; President of                   Fund, Inc.
New York, New York 10022                                         SunGuard Securities
                                                                 Finance, Inc. from
Age: 54                                                          2001 to July 2002;
                                                                 President of Loanet,
                                                                 Inc. (on-line
                                                                 accounting service)
                                                                 from 1995 to
                                                                 2001; Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real-time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987

                                       39

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William W. Priest(2)                Director       Since 1999    Senior Partner and      54           Director of The
Steinberg Priest & Sloane                                        Fund Manager,                        Brazilian Equity
Capital Management                                               Steinberg Priest &                   Fund, Inc.; The
12 East 49th Street                                              Sloane Capital                       Chile Fund, Inc.;
12th Floor                                                       Management since                     The Emerging
New York, New York 10017                                         March 2001; Chairman                 Markets
                                                                 and Managing Director                Telecommunications
Age: 61                                                          of CSAM from 2000 to                 Fund, Inc.; The
                                                                 February 2001, Chief                 First Israel
                                                                 Executive Officer and                Fund, Inc.; The
                                                                 Managing Director of                 Latin America
                                                                 CSAM from 1990 to 2000               Equity Fund,
                                                                                                      Inc.; The
                                                                                                      Indonesia Fund,
                                                                                                      Inc.; and Credit
                                                                                                      Suisse Asset
                                                                                                      Management Income
                                                                                                      Fund, Inc.


----------
(2)  Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until
     February 2001.

                                       40

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
OFFICERS

Laurence R. Smith                   Chairman       Since 2002    Managing Director and
Credit Suisse Asset Management,                                  Global Chief
LLC                                                              Investment Officer of
466 Lexington Avenue                                             CSAM; acting Chief
New York, New York 10017-3147                                    Executive Officer of
                                                                 CSAM Americas;
Age: 44                                                          Associated with
                                                                 J.P. Morgan
                                                                 Investment
                                                                 Management from
                                                                 1981 to 1999;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

                                       41

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset Management,     President                    Global General
LLC                                 and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3147                                    Lehman Brothers, Inc.
                                                                 from 1996 to 1997;
Age: 38                                                          Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 CSAMSI, other
                                                                 Credit Suisse
                                                                 Funds and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

                                       42

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                Treasurer      Since 1999    Director and            --           --
Credit Suisse Asset                 and Chief                    Director of Fund
Management, LLC                     Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3147                                    CSAM since 1984;
                                                                 Officer of other
Age: 43                                                          Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

                                       43

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.           Assistant      Since 2000    Vice President and      --           --
Credit Suisse Asset                 Secretary                    Legal Counsel of CSAM
Management, LLC                                                  since January 2000;
466 Lexington Avenue                                             Associated with the
New York, New York 10017-3147                                    law firm of Swidler
                                                                 Berlin Shereff
Age: 36                                                          Friedman LLP
                                                                 from 1996 to
                                                                 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

                                       44

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.              Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset                 Secretary                    President and Legal
Management, LLC                                                  Counsel of CSAM since
466 Lexington Avenue                                             December 2000;
New York, New York 10017-3147                                    Assistant Vice
                                                                 President,
Age: 38                                                          Institutional
                                                                 Marketing
                                                                 Department,
                                                                 CSAM from
                                                                 January 2000 to
                                                                 December 2000;
                                                                 Marketing
                                                                 Associate,
                                                                 International
                                                                 Equity
                                                                 Department,
                                                                 Warburg Pincus
                                                                 Asset
                                                                 Management,
                                                                 Inc. from
                                                                 January 1998 to
                                                                 January 2000;
                                                                 self-employed
                                                                 author and
                                                                 consultant,
                                                                 from January
                                                                 1996 to
                                                                 December 1997;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

                                       45

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset                 Treasurer                    Administrative
Management, LLC                                                  Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York 10017-3147                                    since June 1996;
                                                                 Assistant Treasurer,
Age: 39                                                          Bankers Trust
                                                                 Corp. -- Fund
                                                                 Administration
                                                                 from March 1994
                                                                 to June 1996;
                                                                 Mutual Fund
                                                                 Accounting
                                                                 Supervisor,
                                                                 Dreyfus
                                                                 Corporation
                                                                 from April 1987
                                                                 to March 1994;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

                                       46

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Joseph Parascondola                 Assistant      Since 2000    Assistant Vice          --           --
Credit Suisse Asset                 Treasurer                    President - Fund
Management, LLC                                                  Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York 10017-3147                                    2000; Assistant Vice
                                                                 President, Deutsche
Age: 39                                                          Asset
                                                                 Management from
                                                                 January 1999 to
                                                                 April 2000;
                                                                 Assistant Vice
                                                                 President,
                                                                 Weiss, Peck &
                                                                 Greer LLC from
                                                                 November 1995
                                                                 to December
                                                                 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

                                       47

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                     Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset                 Treasurer                    President of CSAM
Management, LLC                                                  since January 2001;
466 Lexington Avenue                                             Administrative
New York, New York 10017-3147                                    Officer of CSAM from
                                                                 March 1998 to
Age: 36                                                          December 2000;
                                                                 Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 from April 1994 to
                                                                 March 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds and
                                                                 other CSAM-advised
                                                                 investment companies


                                       48


OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.

                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY          DIRECTOR IN FAMILY OF
NAME OF DIRECTOR              SECURITIES IN THE FUND*,(3)     INVESTMENT COMPANIES*,(3)
---------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis            A                               E

Jack W. Fritz                 A                               E

Jeffrey E. Garten             A                               A

Peter F. Krogh                A                               D


----------
(3)  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2)
     under the Securities Exchange Act of 1934

                                       49

                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY          DIRECTOR IN FAMILY OF
NAME OF DIRECTOR              SECURITIES IN THE FUND*,(3)     INVESTMENT COMPANIES*,(3)
---------------------------------------------------------------------------------------
James S. Pasman, Jr.          A                               D

Steven N. Rappaport           B                               D

INTERESTED DIRECTOR

William W. Priest             A                               A


----------
* Key to Dollar Ranges:

   A.  None
   B.  $1 - $10,000
   C.  $10,000 - $50,000
   D.  $50,000 - $100,000
   E.  Over $100,000

COMMITTEES AND MEETINGS OF DIRECTORS

          Each Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002



                       GLOBAL HEALTH SERVICES    ALL INVESTMENT COMPANIES IN THE
   NAME OF DIRECTOR            FUND                     CSAM FUND COMPLEX*
--------------------------------------------------------------------------------

William W. Priest**             None                              None
--------------------------------------------------------------------------------
Richard H. Francis           $ 3,313                       $   106,708
--------------------------------------------------------------------------------
Jack W. Fritz                $ 3,063                       $    97,124
--------------------------------------------------------------------------------
Jeffrey E. Garten            $ 3,063                       $   100,250
--------------------------------------------------------------------------------
Peter F. Krogh               $ 3,313                       $   101,850
--------------------------------------------------------------------------------
James S. Pasman, Jr.         $ 3,313                       $   106,350
--------------------------------------------------------------------------------
Steven N. Rappaport          $ 3,463                       $   113,295
--------------------------------------------------------------------------------

* Each Director serves as a Director or Trustee of 54 investment companies and portfolios in the CSAM Fund Complex.

** Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of the Fund's shares.

          INVESTMENT ADVISORY AGREEMENTS. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. Credit Suisse First Boston ("CSFB") is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

          The Advisory Agreement between the Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

          For the past three fiscal years ended August 31, the Fund paid CSAM advisory fees and CSAM waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

AUGUST 31, 2002



FEES PAID (AFTER WAIVERS)       WAIVERS                  REIMBURSEMENTS
-----------------------------------------------------------------------

$327,707                        (422,526)                0
-----------------------------------------------------------------------


AUGUST 31, 2001



FEES PAID (AFTER WAIVERS)       WAIVERS                  REIMBURSEMENTS
-----------------------------------------------------------------------

$718,420                        $ (249,007)              0
-----------------------------------------------------------------------


AUGUST 31, 2000



FEES PAID (AFTER WAIVERS)       WAIVERS                  REIMBURSEMENTS
-----------------------------------------------------------------------

$370,703                        $ (108,512)              0
-----------------------------------------------------------------------

          SUB-ADVISORY AGREEMENTS. The Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to the Fund for CSAM U.K. and CSAM Japan were $3,372 and $3,387, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the
Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to the Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreement, the Board of Directors of the Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

               In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to the Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

          During the fiscal years ended August 31, 2002, 2001 and 2000 CSAMSI was paid $75,023, $96,743 and $47,921, respectively, in fees by the Fund under the CSAMSI Co-Administration Agreement.

          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from June 1, 2002 through August 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $10,814.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fund prior to June 1, 2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:

Annual Rate

..08% for the first $500 million in assets

..07% for the next $1 billion

..06% for assets in excess of $1.5 billion

          For the period from September 1, 2001 through May 31, 2002, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



FEES PAID                       WAIVERS                  REIMBURSEMENTS
(AFTER WAIVERS)
--------------------------------------------------------------------------------

$48,071                         0                        0
--------------------------------------------------------------------------------


          For the fiscal year ended August 31, 2001, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



FEES PAID                       WAIVERS                  REIMBURSEMENTS
(AFTER WAIVERS)
--------------------------------------------------------------------------------

$96,576                         0                        0
--------------------------------------------------------------------------------


          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to each Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:

PFPC                                COUNSELLORS SERVICE
----------------------------------------------------------------------------------------
FEES PAID    WAIVERS      REIMBURSE-    FEES PAID        WAIVERS      REIMBURSEMENTS
(AFTER                    MENTS         (AFTER
WAIVERS)                                WAIVERS)
----------------------------------------------------------------------------------------
$48,581      $(25,417)    0             $0               0            0
----------------------------------------------------------------------------------------


          The Fund and CSAM have received an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in an affiliated fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio does so at the same price as each other fund and bears its proportionate shares of expenses and receives its proportionate share of any dividends.

CODE OF ETHICS

          The Fund, CSAM, CSAM U.K., CSAM Japan and CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT

          State Street serves as custodian of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund,
(iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities and (v) makes periodic reports to the Boards concerning the Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

ORGANIZATION OF THE FUND

          The Fund's charter authorizes the Board to issue four billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares," one billion shares are designated "Advisor Shares," and one billion are designated "Class A Shares." All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

          The Fund is an open-end management investment companies within the meaning of the 1940 Act. The Fund was incorporated on October 24, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Health Sciences Fund, Inc." and changed its name to "Warburg, Pincus Global Health Sciences Fund, Inc." effective February 29, 2000. On March 26, 2001, the Fund changed its name to "Credit Suisse Warburg Pincus Global Health Sciences Fund, Inc." and on December 12, 2001, the Fund further changed its name to "Credit Suisse Global Health Sciences Fund, Inc." On July 14, 2000, the Fund changed its classification from "diversified" to "non-diversified" pursuant to shareholder approval. Although authorized to issue three classes of shares, Common shares, Advisor shares and Class A shares, the Fund currently has only Common shares and Class A shares outstanding.

          Because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Common shares can be purchased only be certain types of investors as outlined in the Common class PROSPECTUS.

DISTRIBUTION AND SHAREHOLDER SERVICING

          DISTRIBUTOR. CSAMSI serves as distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. The Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI under the CSAMI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is in addition to the co-administrative service fee paid by the Fund under the CSAMSI Co-Administration Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares 12b-1 Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the period ended August 31, 2002, the Fund's Common shares paid $187,536 pursuant to the Common Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy.

          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A SHARES. The Fund has adopted a Plan of Distribution (the "A Shares 12b-1 Plan") for its Class A shares of the Fund to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

          The A Shares 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2002, the Fund paid CSAM $22 under the A Shares 12b-1 Plan.

During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:



Advertising                                      $  1,956
---------------------------------------------------------------
Printing and mailing
prospectuses for promotional
purposes                                         $  7,309
---------------------------------------------------------------
Payment to broker-dealers                               0
---------------------------------------------------------------
People-related and occupancy                     $  2,237
---------------------------------------------------------------
Other                                            $    290
---------------------------------------------------------------

          With respect to sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each of the Common Shares 12b-1 Plan and the A Shares 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the relevant Plan, ("Independent Directors"). Any material amendment of either the Common Shares 12b-1 Plan or A Shares 12b-1 Plan would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plan nor the A Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares 12b-1 Plan and A Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Fund to CSAMSI under the Common Shares and A Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Fund's Board with periodic reports of amounts spent under the Common Shares and A Shares 12b-1 Plans and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of the Fund, any applicable sales charge.

          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from the Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          The Fund's Common Class shares are closed to new investors, other than
(a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          CLASS A SHARES. Class A shares are designed for investors seeking the advice of financial representatives and are not offered directly from the Funds. All purchases of Class A shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

AMOUNT PURCHASED                         AS A % OF AMOUNT      AS A % OF        COMMISSION TO FINANCIAL
                                             INVESTED        OFFERING PRICE    REPRESENTATIVE AS A % OF
                                                                                    OFFERING PRICE
-----------------------------------------------------------------------------------------------------------
Less than $50,000                             6.10%              5.75%                   5.00%
-----------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.99%              4.75%                   4.00%
-----------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                3.90%              3.75%                   3.00%
-----------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                2.56%              2.50%                   2.00%
-----------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.04%              2.00%                   1.75%
-----------------------------------------------------------------------------------------------------------
$1,000,000 or more                               0*                 0                    1.00%**
-----------------------------------------------------------------------------------------------------------


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the prospectus).

**   The distributor may pay a financial representative a fee as follows: up to
1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.


          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The PROSPECTUS relating to Class A shares should be read in connection with such firms' material regarding their fees and services.

          The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

  - an individual, the individual's spouse or domestic partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

  - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

  - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Fund, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer, and pension plans; (7) Class A shares acquired when dividends and distributions are reinvested in the Fund and (8) shares purchased through a broker-dealer (the "broker") that has entered into a special agreement with CSAMSI to allow the broker's customers to purchase shares of the Fund using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than the Credit Suisse Funds) on which an initial sales charge was paid. The transfer agent must be notified of this waiver prior to the purchase.

          REDEMPTIONS. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Fund.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the PROSPECTUS, certain withdrawals under the Plan for the Class A shares of the Fund may be subject to a deferred sales charge.

          During the fiscal year ended August 31, 2002, CSAMSI received $1,564 in commissions on the sale of Class A shares and retained $250. CSAMSI did not receive any CDSCs on redemptions of Class A shares.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common Shareholder may exchange Common Shares of the Fund for Common Shares of another Credit Suisse fund at their respective net asset values. A Class A Shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge except for exchanges of Class A shares of the Fund. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at (800) 927-2874.

          The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION and existing judicial and administrative interpretations thereof, both of which are subject to change.

THE FUND AND ITS INVESTMENTS

          The Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if the Fund makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

          With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

          If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund was to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

          Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS

          Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

          Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

FOREIGN TAXES

          Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-US sources will be treated as United States source income.

BACKUP WITHHOLDING

          The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

NOTICES

          Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

SPECIAL TAX MATTERS RELATING TO ZERO COUPON SECURITIES

          Investment by the Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to shareholders of the Fund.

OTHER TAXATION

          Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING EACH FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE
  ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX
                CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. If the Fund meets the size requirements for listing in The Wall Street Journal, its Common shares are listed under the heading "Credit Suisse Common," and its Class A shares will be listed under the heading "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at (800) 927-2874.

          AVERAGE ANNUAL TOTAL RETURNS. "Average annual total return" is computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)(POWER OF n) = ERV

     Where:         P = hypothetical initial payment of $1,000;

                    T = average annual total return;

                    n=number of years; and

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          "Aggregate total return" is computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         [(ERV) - l]
Aggregate Total Return =   ---
                            P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

          The average annual total returns for the Common shares of the Fund for the period ended August 31, 2002 were as follows:


                                                                          SINCE
                               5 YEAR              10 YEAR              INCEPTION
     1 YEAR                 (ANNUALIZED)         (ANNUALIZED)          (ANNUALIZED)      INCEPTION DATE
     ------                 ------------         ------------          ------------      --------------
     -27.75%                    6.91%                 N/A                  8.31%            12/31/96


          The aggregate total returns for the Common shares of the Fund for the period ended August 31, 2002 since inception were as follows:

           AGGREGATE RETURN                                    INCEPTION DATE
           ----------------                                    --------------

               57.26%                                             12/31/96


          Because the Class A shares of the Fund do not have a full calendar year of performance, performance information for this class is not presented.

          The Fund may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or MSCI World Healthcare Index as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

          After-Tax Return

          From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                          P(1 + T)(POWER OF n) = ATV(D)

Where:  P      =  a hypothetical initial payment of $1,000.

        T      =  average annual total return (after taxes on distributions).

        n      =  number of years.

        ATVD   =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for the Fund's Common Class shares for the periods ended August 31, 2002 was as follows:

       1 YEAR              3 YEAR              5 YEAR             10 YEAR               SINCE INCEPTION
       ------              ------              ------             -------               ---------------
       -27.75%             -2.34%              5.94%                N/A               7.45%       12/31/96

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                         P(1 + T)(POWER OF n) = ATV(DR)

Where:  P       =  a hypothetical initial payment of $1,000.

        T       =  average annual total return (after taxes on distributions and redemption).

        n       =  number of years.

        ATV(DR) =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Fund for the periods ended August 31, 2002 was as follows:

       1 YEAR              3 YEAR              5 YEAR             10 YEAR               SINCE INCEPTION
       ------              ------              ------             -------               ---------------
      -17.04%              -1.25%              5.41%                N/A               6.64%       12/31/96

          The performance of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          In addition, reference may be made in advertising Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) various unmanaged indexes, developed and maintained by S&P, relating to the securities of health sciences companies; or
(iii) the MSCI World Healthcare Index and other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of any investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements that are incorporated by reference into this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

          As of November 15, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of the Fund's outstanding shares were as follows:


                                                                                PERCENT OWED AS OF
CLASS                           NAME AND ADDRESS                                NOVEMBER 15, 2002
----------------------------    -------------------------------------------     ------------------
Common                          National Financial Services Corporation*               15.24%
                                FBO Customers
                                P.O. Box 3908
                                Church Street Station
                                New York, New York  10008-3908

Common                          Charles Schwab & Co. Inc.*                             35.58%
                                Special Custody Account for the Exclusive
                                Benefit of Customers
                                Attn:  Mutual Funds
                                101 Montgomery Street
                                San Francisco, California  94104-4122


                                                                                PERCENT OWED AS OF
CLASS                           NAME AND ADDRESS                                NOVEMBER 15, 2002
----------------------------    -------------------------------------------     ------------------

Class A                         Raymond James & Associates Inc.*                       23.80%
                                FBO Padrow RIRA
                                BIN# 77981557
                                880 Carillon Parkway
                                St. Petersburg, Florida  33716-1100

Class A                         American Enterprise Investment Services*               24.58%
                                FBO 127956961
                                P.O. Box 9446
                                Minneapolis, Minnesota  55440-9446

Class A                         Raymond James & Associates Inc.*                       23.80%
                                FBO Hackmeier RIRA
                                BIN# 77991194
                                880 Carillon Parkway
                                St. Petersburg, Florida  33716-1100

                                       77

Class A                         Donaldson Lufkin & Jenrette                            56.28%
                                Securities Corporation Inc. *
                                P.O. Box 2052
                                Jersey City, New Jersey  07303-2052

Class A                         American Enterprise Investment Services*               24.58%
                                FBO 211005811
                                P.O. Box 9446
                                Minneapolis, Minnesota  55440-9446

Class A                         American Enterprise Investment Services*               19.16%
                                FBO 211556761
                                P.O. Box 9446
                                Minneapolis, Minnesota  55440-9446


----------
* The Fund does not believe that this entity is the beneficial owner of the shares held of record by them.

                              FINANCIAL STATEMENTS

          The Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference. The Fund will furnish without charge a copy of its annual report upon request by calling the Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

SHORT-TERM NOTE RATINGS

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

CORPORATE BOND AND MUNICIPAL OBLIGATIONS RATINGS

          The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE GLOBAL
                     TECHNOLOGY FUND DATED JANUARY 1, 2003.

                         SUPPLEMENT TO THE PROSPECTUSES

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES.

Effective April 14, 2003, Scott T. Lewis no longer serves as Co-Portfolio Manager of the fund. Vincent J. McBride continues to serve as Portfolio Manager of the fund. David Lefkowitz and Naimish M. Shah continue to serve as Associate Portfolio Managers of the fund.

Dated: April 14, 2003                                              WPGTC-16-0403
                                                                           CSGTA
                                                                        2003-021

                                 [CREDIT SUISSE ASSET MANAGEMENT LOGO]


            CREDIT SUISSE FUNDS

            Prospectus

            CLASS A SHARES

            January 1, 2003

                    -  CREDIT SUISSE
                       GLOBAL TECHNOLOGY FUND


          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS

KEY POINTS ............................................................4
    Goal and Principal Strategies .....................................4
    A Word About Risk .................................................4
    Investor Profile ..................................................5

PERFORMANCE SUMMARY ...................................................6
    Year-by-Year Total Returns ........................................6
    Average Annual Total Returns ......................................6

INVESTOR EXPENSES .....................................................8
    Fees and Fund Expenses ............................................8
    Example ...........................................................9

THE FUND IN DETAIL ...................................................10
    The Management Firms .............................................10
    Fund Information Key .............................................11
    Goal and Strategies ..............................................11
    Portfolio Investments ............................................12
    Risk Factors .....................................................12
    Portfolio Management .............................................13
    Financial Highlights .............................................13

MORE ABOUT RISK ......................................................14
    Introduction .....................................................14
    Types Of Investment Risk .........................................14
    Certain Investment Practices .....................................16

MEET THE MANAGERS ....................................................19

MORE ABOUT YOUR FUND .................................................20
    Share Valuation ..................................................20
    Distributions ....................................................20
    Taxes ............................................................20
    Statements and Reports ...........................................21

BUYING AND SELLING SHARES ............................................22

SHAREHOLDER SERVICES .................................................23

OTHER POLICIES .......................................................24

OTHER SHAREHOLDER INFORMATION ........................................25

OTHER INFORMATION ....................................................28
    About the Distributor ............................................28

FOR MORE INFORMATION .........................................back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

----------------------------------------------------------------------------------------------
  GOAL                         PRINCIPAL STRATEGIES                 PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------
  Long-term appreciation of    - Invests at least 80% of its net    - Foreign securities
  capital                        assets, plus any borrowings for    - Market risk
                                 investment purposes, in equity     - Non-diversified status
                                 securities of technology           - Regulatory risk
                                 companies from at least three      - Sector concentration
                                 countries, including the U.S.      - Technology companies
                               - May invest in companies of all
                                 sizes
----------------------------------------------------------------------------------------------

    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

   Since the fund invests in foreign securities, it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK

   Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a fund security, or the fund's performance.

SECTOR CONCENTRATION

   Since the fund invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk.

 - Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 - Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

TECHNOLOGY COMPANIES

   Technology companies, including telecommunications companies, can be significantly (and adversely) affected by governmental regulation or deregulation, obsolescence of existing technology, falling prices and profits and competition from new market entrants.

    INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are looking for capital appreciation

 - want to diversify their portfolios internationally

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS*

-------------------------------------------------------------------------------
  YEAR ENDED 12/31:            1997      1998     1999     2000     2001
-------------------------------------------------------------------------------
                              32.32%    67.42%   156.16%  -38.24%  -28.63%
===============================================================================

  Best quarter:          68.82% (Q4 99)
  Worst quarter:        -27.87% (Q4 00)

  Inception date: 12/4/96

  Total return for the period 1/1/02-9/30/02: -43.84% (not annualized)

* Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares. The total returns shown include the total returns of the fund's predecessor, the Common Class shares of the Global Telecommunications portfolio of The RBB Fund, Inc.

                         AVERAGE ANNUAL TOTAL RETURNS(1)

-------------------------------------------------------------------------------------------
                            ONE YEAR    THREE YEARS   FIVE YEARS      LIFE OF    INCEPTION
  PERIOD ENDED 12/31/01       2001       1999-2001     1997-2001       FUND         DATE
-------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES       -28.63%         4.13%        20.13%        19.78%    12/4/96
-------------------------------------------------------------------------------------------
  RETURNS AFTER TAXES
     ON DISTRIBUTIONS       -28.63%         3.31%        18.61%        18.27%
-------------------------------------------------------------------------------------------
  RETURNS AFTER TAXES
     ON DISTRIBUTIONS
     AND SALE OF FUND
     SHARES                 -17.44%         3.18%        16.58%        16.28%
-------------------------------------------------------------------------------------------
  MSCI ALL COUNTRY
     WORLD FREE
     TELECOMMUNICATION
     SERVICES INDEX
     (GROSS DIVIDENDS)(2)
     (REFLECTS NO
     DEDUCTIONS FOR FEES,
     EXPENSES OR TAXES)     -24.53%       -12.88%         3.55%         4.02%(3)
-------------------------------------------------------------------------------------------
  MSCI ALL COUNTRY WORLD
     FREE GROWTH INDEX(4)
     (REFLECTS NO
     DEDUCTIONS FOR FEES,
     EXPENSES OR TAXES)     -19.17%        -7.43%         2.97%         2.97%(5)
-------------------------------------------------------------------------------------------

(1) Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares. The total returns shown include the total returns of the fund's predecessor, the Common Class shares of the Global Telecommunications portfolio of The RBB Fund, Inc.

(2) The Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors in the telecommunication services sector and is compiled by Morgan Stanley Capital International, Inc.

(3) Performance since November 30, 1996.

(4) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) as the fund's benchmark effective December 12, 2001.

(5) Performance since December 31, 1996.

                            UNDERSTANDING PERFORMANCE

     - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

     - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

     - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

     - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

     - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.

  SHAREHOLDER FEES
   (paid directly from your investment)
------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage of
   offering price)                                                                5.75%
------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage of original
   purchase price or redemption proceeds, as applicable)(1)                       NONE
------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions (as a percentage
   of offering price)                                                             NONE
------------------------------------------------------------------------------------------
  Redemption fees                                                                 NONE
------------------------------------------------------------------------------------------
  Exchange fees                                                                   NONE
------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
------------------------------------------------------------------------------------------
  Management fee                                                                  1.00%
------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                             .25%
------------------------------------------------------------------------------------------
  Other expenses                                                                  1.16%
------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                         2.41%
------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Actual fees and expenses for the fiscal period ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2002 but may be discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS

  Management fee                                                  .49%

  Distribution and service (12b-1) fee                            .25%

  Other expenses                                                  .91%

  NET ANNUAL FUND OPERATING EXPENSES                             1.65%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

-------------------------------------------------------------------------------------------
                                          ONE YEAR    THREE YEARS   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT REDEMPTION)      $805        $1,283        $1,787      $3,163
-------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

    THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

United Kingdom

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

    FUND INFORMATION KEY

   A concise description of the fund follows. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

    GOAL AND STRATEGIES

   The fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of U.S. and foreign technology companies.

   Technology consists of a broad spectrum of businesses, including telecommunications, such as:

 - communications equipment and service

 - electronic components and equipment

 - broadcast media

 - computer equipment, mobile telecommunications, and cellular radio and paging

 - electronic mail

 - local and wide area networking, and linkage of work and data processing systems

 - publishing and information systems

 - video and telex

 - internet and other emerging technologies combining telephone, television and/or computer systems

   Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. The portion of the fund's assets invested in technology companies that are not telecommunications companies will vary depending on the managers' outlook.

   The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.

    PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common and preferred stocks

 - convertible securities

 - warrants

   To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

   This fund's principal risk factors are:

 - foreign securities

 - market risk

 - non-diversified status

 - regulatory risk

 - sector concentration

 - technology companies

   Technology (including telecommunications) stocks have been highly volatile, and the value of your investment will fluctuate in response to movements in the prices of fund holdings. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Because this fund focuses on technology and telecommunications stocks, you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, technology and telecommunications companies are often subject to regulatory risks that could hurt the fund's performance.

   Non-diversification might cause the fund to be more volatile than a diversified mutual fund. To the extent that the fund invests in emerging markets and start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

    PORTFOLIO MANAGEMENT

   Scott T. Lewis and Vincent J. McBride are Co-Portfolio Managers of the fund. Associate Portfolio Managers David Lefkowitz and Naimish M. Shah assist them. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

-------------------------------------------------------------------------------------
  PERIOD ENDED:                                                           8/02(1)
-------------------------------------------------------------------------------------
  PER SHARE DATA
-------------------------------------------------------------------------------------
  Net asset value, beginning of period                                    $29.42
=====================================================================================
  INVESTMENT OPERATIONS:
  Net investment loss(2)                                                   (0.17)
  Net loss on investments and
    foreign currency related items (both realized and unrealized)         (10.25)
-------------------------------------------------------------------------------------
    Total from investment operations                                      (10.42)
-------------------------------------------------------------------------------------
  Net asset value, end of period                                          $19.00
=====================================================================================
  Total Return(3)                                                         (35.42)%
-------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                                $1,190
  Ratio of expenses to average net assets(4),(5)                            1.65%
  Ratio of net investment loss to average net assets(5)                    (1.03)%
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements(5)                                        0.76%
  Portfolio turnover rate                                                     68%
-------------------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through August 31, 2002.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.
(5) Annualized.

                                 MORE ABOUT RISK

    INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this PROSPECTUS.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

20(%) ITALIC TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

--------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                               LIMIT
--------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                        33 1/3%
--------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.            /X/
--------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.(2)                                                                             / /
--------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                           /X/
--------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                       /X/
--------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.       /X/
--------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                 / /
--------------------------------------------------------------------------------------------

                                       16

--------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                                                               LIMIT
--------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                              / /
--------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                   /X/
--------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                    15(%)
--------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.             /X/
--------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                       33 1/3%
--------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                         10(%)
--------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                   / /
--------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                 5(%)
--------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                  / /
--------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                     / /
--------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                        / /
--------------------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                       17
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                                       18

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

SCOTT T. LEWIS, Managing Director, has been a team member since 1999. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Mr. Lewis joined Warburg Pincus in 1986, where he performed comparable duties. Mr. Lewis holds a B.S. in Management and International Business from New York University and an M.B.A. in Finance from New York University's Stern School of Business.

VINCENT J. McBRIDE, Managing Director, has been a team member since 2000. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

DAVID LEFKOWITZ, CFA, Vice President, has been a team member since 2001. He joined CSAM in April of 2000 from Goldman Sachs Asset Management, where he worked as an equity analyst specializing in telecommunications services, media and entertainment companies from 1998 to 2000. Previously, he worked as an associate sell-side analyst of wireless communications equities at Goldman Sachs and, beginning in 1994, as a consultant at National Economic Research Associates. Mr. Lefkowitz holds a B.S. in Economics and a B.A. in History from the University of Pennsylvania.

NAIMISH M. SHAH, Vice President, has been a team member since March 2002. Mr. Shah, who joined CSAM in 2000, specializes in semiconductor and semiconductor equipment companies. Previously, Mr. Shah was at Goldman Sachs from 1998 to 2000, where he specialized in technology research sales. Mr. Shah attended Columbia Business School from 1996 to 1998, earning an M.B.A. in Finance. From 1992 to 1996, he was a district manager for Intel Corporation. Mr. Shah holds a B.S.E. in Electrical Engineering from the University of Michigan.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

    SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

    DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund distributes dividends annually, usually in December. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

    TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including short-term capital gains) are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

    STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the same fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                            BUYING AND SELLING SHARES

    OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

    BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share next computed after your request is received in proper form. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

   Your financial representative may impose a minimum account balance required to keep your account open. The fund reserves the right to impose a minimum account balance requirement. If it does so, it will give current shareholders 15 days' notice of any increases in the amount necessary to keep your account open.

    EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

   FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

    TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:

   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

-----------------------------------------------------------------------------------------
                                                                     COMMISSION TO
                                                                       FINANCIAL
                                            AS A % OF   AS A % OF    REPRESENTATIVE
                                             AMOUNT     OFFERING       AS A % OF
           AMOUNT PURCHASED                 INVESTED     PRICE       OFFERING PRICE
-----------------------------------------------------------------------------------------
  Less than $50,000                            6.10%      5.75%          5.00%
-----------------------------------------------------------------------------------------
  $50,000 to less than $100,000                4.99%      4.75%          4.00%
-----------------------------------------------------------------------------------------
  $100,000 to less than $250,000               3.90%      3.75%          3.00%
-----------------------------------------------------------------------------------------
  $250,000 to less than $500,000               2.56%      2.50%          2.00%
-----------------------------------------------------------------------------------------
  $500,000 to less than $1,000,000             2.04%      2.00%          1.75%
-----------------------------------------------------------------------------------------
  $1,000,000 or more                              0*         0           1.00%**
-----------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by Class A shares they are servicing.

   THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) investment advisory clients of CSAM;

 (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the funds);

 (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the funds and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

 (4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

 (5) Class A shares acquired when dividends and distributions are reinvested in the fund; and

 (6) shares purchased with redemption proceeds from a fund not managed by CSAM if an initial sales charge was paid on the shares being redeemed and the purchase of fund shares takes place within 30 days after the redemption of the other fund.

   IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

   REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedule are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 18 months rather than 12 months. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                                OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       29
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                                       30

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:

   888-606-8252

BY MAIL:
   Credit Suisse Funds

   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.creditsuissefunds.com

SEC FILE NUMBER:

Credit Suisse
Global Technology Fund                                                 811-08935

P.O BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.creditsuissefunds.com   [CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSGTA-1-0103

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]


          CREDIT SUISSE FUNDS

          Prospectus

          Common Class

          January 1, 2003


               - CREDIT SUISSE
                 GLOBAL TECHNOLOGY FUND


          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS

KEY POINTS................................................................4
    Goal and Principal Strategies.........................................4
    A Word About Risk.....................................................4
    Investor Profile......................................................5

PERFORMANCE SUMMARY.......................................................6
    Year-by-Year Total Returns............................................6
    Average Annual Total Returns..........................................6

INVESTOR EXPENSES.........................................................8
    Fees and Fund Expenses................................................8
    Example...............................................................9

THE FUND IN DETAIL.......................................................10
    The Management Firms.................................................10
    Fund Information Key.................................................11
    Goal and Strategies..................................................12
    Portfolio Investments................................................12
    Risk Factors.........................................................12
    Portfolio Management.................................................13
    Financial Highlights.................................................13

MORE ABOUT RISK..........................................................14
    Introduction.........................................................14
    Types of Investment Risk.............................................14
    Certain Investment Practices.........................................16

MEET THE MANAGERS........................................................19

MORE ABOUT YOUR FUND.....................................................20
    Share Valuation......................................................20
    Account Statements...................................................20
    Distributions........................................................20
    Taxes................................................................21

BUYING SHARES............................................................22

SELLING SHARES...........................................................25

SHAREHOLDER SERVICES.....................................................27

OTHER POLICIES...........................................................28

OTHER INFORMATION........................................................29
    About the Distributor................................................29

FOR MORE INFORMATION.............................................back cover

THE FUND'S COMMON CLASS IS CLOSED TO NEW INVESTORS OTHER THAN THOSE DESCRIBED ON PAGE 22.

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

---------------------------------------------------------------------------------------------------------
 GOAL                                   PRINCIPAL STRATEGIES                     PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------------
 Long-term appreciation of capital      - Invests at least 80% of its            - Foreign securities
                                          net assets, plus any borrowings        - Market risk
                                          for investment purposes, in equity     - Non-diversified status
                                          securities of technology companies     - Regulatory risk
                                          from at least three countries,         - Sector concentration
                                          including the U.S.                     - Technology companies
                                        - May invest in companies of all sizes
---------------------------------------------------------------------------------------------------------

      A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

     Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES
     Since the fund invests in foreign securities, it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK
     The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS
     The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

REGULATORY RISK
     Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer or market value of a fund security, or the fund's performance.

SECTOR CONCENTRATION
     Since the fund invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk.

 - Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 - Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

TECHNOLOGY COMPANIES
     Technology companies, including telecommunications companies, can be significantly (and adversely) affected by governmental regulation or deregulation, obsolescence of existing technology, falling prices and profits and competition from new market entrants.

      INVESTOR PROFILE

     THIS FUND IS DESIGNED FOR INVESTORS WHO:

 -   are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -   are looking for capital appreciation

 -   want to diversify their portfolios internationally

     IT  MAY NOT BE APPROPRIATE IF YOU:

 -   are investing for a shorter time horizon

 -   are uncomfortable with an investment that has a higher degree of volatility

 -   want to limit your exposure to foreign securities

 -   are looking for income

     You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS*

-------------------------------------------------------------------------------------------------------------
  YEAR ENDED 12/31:                     1997            1998            1999            2000            2001
-------------------------------------------------------------------------------------------------------------
                                       32.32%          67.42%          156.16%        -38.24%         -28.63%
=============================================================================================================

  Best quarter: 68.82% (Q4 99)
  Worst quarter: -27.87% (Q4 00)
  Inception date: 12/4/96
  Total return for the period 1/1/02 - 9/30/02: -43.84%
                      (not annualized)

* The total returns shown include the total returns of the fund's predecessor, the Common Class shares of the Global Telecommunications portfolio of The RBB Fund, Inc.

                          AVERAGE ANNUAL TOTAL RETURNS(1)

-------------------------------------------------------------------------------------------
                                        ONE      THREE      FIVE
                                       YEAR      YEARS      YEARS    LIFE OF     INCEPTION
     PERIOD ENDED 12/31/01             2001    1999-2001  1997-2001    FUND         DATE
-------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES                 -28.63%    4.13%      20.13%    19.78%      12/4/96
-------------------------------------------------------------------------------------------
  RETURNS AFTER TAXES ON
     DISTRIBUTIONS                    -28.63%    3.31%      18.61%    18.27%
-------------------------------------------------------------------------------------------
  RETURNS AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF
     FUND SHARES                      -17.44%    3.18%      16.58%    16.28%
-------------------------------------------------------------------------------------------
  MSCI ALL COUNTRY WORLD FREE
     TELECOMMUNICATION SERVICES
     INDEX (GROSS DIVIDENDS)(2)
     (REFLECTS NO DEDUCTIONS FOR
     FEES, EXPENSES OR TAXES)         -24.53%  -12.88%       3.55%     4.02%(3)
-------------------------------------------------------------------------------------------
  MSCI ALL COUNTRY WORLD FREE
     GROWTH INDEX(4) (REFLECTS NO
     DEDUCTIONS FOR FEES, EXPENSES
     OR TAXES)                        -19.17%   -7.43%       2.97%     2.97%(5)
-------------------------------------------------------------------------------------------

(1) The total returns shown include the total returns of the Global Technology Fund's predecessor, the Common Class shares of the Global Telecommunications portfolio of The RBB Fund, Inc.

(2) The Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors in the telecommunication services sector and is compiled by Morgan Stanley Capital International Inc.

(3) Performance since November 30, 1996.

(4) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) as the the fund's benchmark effective December 12, 2001.

(5) Performance since December 31, 1996.

                            UNDERSTANDING PERFORMANCE

     - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

     - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

     - An AVERAGE ANNUAL TOTAL return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

     - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

     - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.

-------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
-------------------------------------------------------------------------------------
  Sales charge (load) on purchases                                             NONE
-------------------------------------------------------------------------------------
  Deferred sales charge (load)                                                 NONE
-------------------------------------------------------------------------------------
  Sales charge (load) on reinvested distributions                              NONE
-------------------------------------------------------------------------------------
  Redemption fees                                                              2.00%
-------------------------------------------------------------------------------------
  Exchange fees                                                                NONE
-------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-------------------------------------------------------------------------------------
  Management fee                                                               1.00%
-------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                          .25%
-------------------------------------------------------------------------------------
  Other expenses                                                                .91%
-------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES**                                       2.16%
-------------------------------------------------------------------------------------

* The fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than 30 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. See "Buying Shares."

** Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2002 but may be discontinued at any time.

  EXPENSES AFTER
  WAIVERS AND
  REIMBURSEMENTS

  Management fee                                                        .49%

  Distribution and service (12b-1) fee                                  .25%

  Other expenses                                                        .91%
                                                                       -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.65%
                                                                       -----

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

-----------------------------------------------------------------------------------------------------
                                                    ONE YEAR    THREE YEARS    FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
  COMMON CLASS (WITH OR WITHOUT REDEMPTION)           $219         $676         $1,159      $2,493
-----------------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

      THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -   Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

     For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 -   Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -   Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED

Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 -   Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -   Also a member of Credit Suisse Asset Management

 -   CREDIT SUISSE ASSET MANAGEMENT LIMITED
     Level 32 Gateway
     1 Macquarie Place
     Sydney 2001
     Australia

 -   Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -   Also a member of Credit Suisse Asset Management

      FUND INFORMATION KEY

     A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
     The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
     The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
     The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS
     A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

     The ANNUAL REPORT, includes the auditor's report, along with the fund's financial statements. It is available free upon request.

      GOAL AND STRATEGIES

     The fund seeks long-term appreciation of capital. To pursue this goal, it invests in equity securities of U.S. and foreign technology companies.

     Technology consists of a broad spectrum of businesses, including telecommunications, such as:

 -   communications equipment and service

 -   electronic components and equipment

 -   broadcast media

 - computer equipment, mobile telecommunications, and cellular radio and paging

 -   electronic mail

 - local and wide area networking, and linkage of work and data processing systems

 -   publishing and information systems

 -   video and telex

 - internet and other emerging technologies combining telephone, television and/or computer systems

     Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. The portion of the fund's assets invested in technology companies that are not telecommunications companies will vary depending on the managers' outlook.

     The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.

      PORTFOLIO INVESTMENTS

     The fund's equity holdings may include:

 -   common and preferred stocks

 -   convertible securities

 -   warrants

     To a limited extent, the fund may also engage in other investment practices.

      RISK FACTORS

     This fund's principal risk factors are:
 -   foreign securities
 -   market risk
 -   non-diversified status
 -   regulatory risk
 -   sector concentration
 -   technology companies

     Technology (including telecommunications) stocks have been highly volatile, and the value of your investment will fluctuate in response to movements in the prices of fund holdings. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

     Because the fund focuses on technology and telecommunication stocks, you should expect it to be more volatile than a broadly diversified global equity fund. Additionally, technology and telecommunications companies are often subject to regulatory risks that could hurt the fund's performance.

     Non-diversification might cause the fund to be more volatile than a diversified mutual fund. To the extent that the fund invests in emerging markets and start-up and other small companies, it takes on additional risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

      PORTFOLIO MANAGEMENT

     Scott T. Lewis and Vincent J. McBride are Co-Portfolio Managers of the fund. Associate Portfolio Managers David Lefkowitz and Naimish M. Shah assist them. You can find out more about them in "Meet the Managers.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

---------------------------------------------------------------------------------------------------------------------------
  PERIOD ENDED:                                               8/02           8/01         8/00         8/99         8/98
---------------------------------------------------------------------------------------------------------------------------
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                        $29.11         $69.11       $41.22       $20.54      $17.30
===========================================================================================================================
  INVESTMENT OPERATIONS
  Net investment loss                                          (0.28)(1)      (0.75)       (0.44)       (0.04)      (0.01)
  Net gain (loss) on investments and foreign
    currency related items (both realized and unrealized)      (9.83)        (36.86)       29.56        23.56        4.29
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                          (10.11)        (37.61)       29.12        23.52        4.28
---------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS
  Distribution from net realized gains                             -          (2.39)       (1.23)       (2.84)      (1.04)
---------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                              $19.00         $29.11       $69.11       $41.22      $20.54
---------------------------------------------------------------------------------------------------------------------------
  Total Return(2)                                             (34.73)%       (55.72)%      70.99%      120.73%      25.38%
---------------------------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                   $71,473       $147,504     $471,455      $65,165        $718
  Ratio of expenses to average net assets                       1.65%(3)       1.67%(3)     1.66%(3)     1.65%       1.65%
  Ratio of net investment loss to average net assets           (0.90)%        (1.14)%      (0.89)%      (0.35)%     (0.03)%
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                        0.51%          0.15%        0.11%        0.87%       5.21%
  Portfolio turnover rate                                         68%           100%         143%         203%        169%
---------------------------------------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002 and .02% for each of the years ended August 31, 2001 and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65%, 1.65% and 1.64% for the years ended August 31, 2002, 2001 and 2000, respectively.

                                 MORE ABOUT RISK

      INTRODUCTION

     The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

     The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

      TYPES OF INVESTMENT RISK

     The following risks are referred to throughout this PROSPECTUS.

     ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

     CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

     CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

     CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

     EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

       - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

     INTEREST RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

     LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

     MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

     OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

     POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

     REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

     VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

20(%) ITALIC TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted

------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                            LIMIT
------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                                  33 1/3%
------------------------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.                      /X/
------------------------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL, VALUATION
RISKS.(2)                                                                                       / /
------------------------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                     /X/
------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                                 /X/
------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May include depository
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                 /X/
------------------------------------------------------------------------------------------------------

                                       16

------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                            LIMIT
------------------------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                          / /
------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                        / /
------------------------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                             /X/
------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET,
VALUATION RISKS.                                                                                 15(%)
------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                       /X/
------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral.
CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                                                33 1/3%
------------------------------------------------------------------------------------------------------
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                   10(%)
------------------------------------------------------------------------------------------------------

                                       17

------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                            LIMIT
------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                             / /
------------------------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                           5(%)
------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                            / /
------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                               / /
------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  / /
------------------------------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

SCOTT T. LEWIS, Managing Director, has been a team member since 1999. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Mr. Lewis joined Warburg Pincus in 1986 where he performed comparable duties. Mr. Lewis holds a B.S. in Management and International Business from New York University and an M.B.A. in Finance from New York University's Stern School of Business.

VINCENT J. McBRIDE, Managing Director, has been a team member since 2000. He joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1994, Mr. McBride was an international equity analyst at Smith Barney, an international equity analyst at General Electric Investments, a portfolio manager/analyst at United Jersey Bank, and a portfolio manager at First Fidelity Bank. He holds a B.S. in Economics from the University of Delaware and an M.B.A. in Finance from Rutgers University.

DAVID LEFKOWITZ, CFA, Vice President, has been a team member since 2001. He joined CSAM in April of 2000 from Goldman Sachs Asset Management, where he worked as an equity analyst specializing in telecommunications services, media and entertainment companies from 1998 to 2000. Previously, he worked as an associate sell-side analyst of wireless communications equities at Goldman Sachs and, beginning in 1994, as a consultant at National Economic Research Associates. Mr. Lefkowitz holds a B.S. in Economics and a B.A. in History from the University of Pennsylvania.

NAIMISH M. SHAH, Vice President, has been a team member since March 2002. Mr. Shah, who joined CSAM in 2000, specializes in semiconductor and semiconductor equipment companies. Previously, Mr. Shah was at Goldman Sachs from 1998 to 2000, where he specialized in technology research sales. Mr. Shah attended Columbia Business School from 1996 to 1998, earning an M.B.A. in Finance. From 1992 to 1996, he was a district manager for Intel Corporation. Mr. Shah holds a B.S.E. in Electrical Engineering from the University of Michigan.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

      SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).

     The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

     The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

     Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

       ACCOUNT STATEMENTS

     In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 -   after any changes of name or address of the registered owner(s)

 -   otherwise, every calendar quarter

     You will receive annual and semiannual financial reports.

      DISTRIBUTIONS

     As an investor in the fund, you will receive distributions.

     The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

     The fund distributes dividends annually, usually in December. The fund distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

     Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.creditsuissefunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

      TAXES

     As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

     As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

     Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

     If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

     The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS
     Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

      OPENING AN ACCOUNT

     Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web Site: www.CreditSuisseFunds.com.

     You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

     Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

      BUYING AND SELLING SHARES

     The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).

REDEMPTION FEE

     The fund imposes a 2.00% redemption fee (short-term trading fee) on the fund's Common Class shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

     The fee does not apply to shares:

 -   purchased by investment advisory clients of CSAM or any of its affiliates

 -   purchased by wrap fee accounts

 - purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer

 -   acquired by the reinvestment of dividends or distributions

FINANCIAL-SERVICES FIRMS

     You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

     Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

     Some of the firms through which the fund is available include:

 -   Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 -   Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 -   TD Waterhouse Mutual Fund Network

                           MINIMUM INITIAL INVESTMENT

     Regular account              $2,500
     IRAs:                        $  500
     Transfers/Gifts to Minors:   $  500

     There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

      ADDING TO AN ACCOUNT

     You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

      INVESTMENT CHECKS

     Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                  BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------------
  OPENING AN ACCOUNT                                                             ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  BY CHECK
------------------------------------------------------------------------------------------------------------------------------------
  - Complete the NEW ACCOUNT APPLICATION.                                        - Make your check payable to Credit Suisse Funds.
  - For IRAs use the UNIVERSAL IRA APPLICATION.                                  - Write the account number and the fund name on
  - Make your check payable to Credit Suisse Funds.                                your check.
  - Write the fund name on the check.                                            - Mail to Credit Suisse Funds.
  - Mail to Credit Suisse Funds.                                                 - Minimum amount is $100.
------------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
------------------------------------------------------------------------------------------------------------------------------------
  - Call our Shareholder Service Center to request an exchange from              - Call our Shareholder Service Center to request
    another Credit Suisse Fund. Be sure to read the current PROSPECTUS             an exchange from another Credit Suisse Fund.
    for the new fund. Also please observe the minimum initial                    - Minimum amount is $250.
    investment.                                                                  - If you do not have telephone privileges, mail
                                                                                   or fax a letter of instruction signed by all
                                                                                   shareholders.
------------------------------------------------------------------------------------------------------------------------------------
  BY WIRE
------------------------------------------------------------------------------------------------------------------------------------
  - Complete and sign the NEW ACCOUNT APPLICATION.                               - Call our Shareholder Service Center by 4 p.m.
  - Call our Shareholder Service Center and fax the signed NEW ACCOUNT             ET to inform us of the incoming wire. Please
    APPLICATION by 4 p.m. ET.                                                      be sure to specify your name, the account
  - The Shareholder Service Center will telephone you with your                    number and the fund name on your wire advice.
    account number. Please be sure to specify your name, the account             - Wire the money for receipt that day.
    number and the fund name on your wire advice.                                - Minimum amount is $500.
  - Wire your initial investment for receipt that day.
  - Mail the original, signed application to Credit Suisse Funds.
  - This method is not available for IRAs.
-----------------------------------------------------------------------------------------------------------------------------------
  BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------
  - Cannot be used to open an account.                                           - Call our Shareholder Service Center to request
                                                                                   an ACH transfer from your bank.
                                                                                 - Your purchase will be effective at the next
                                                                                   NAV calculated after we receive your order in
                                                                                   proper form.
                                                                                 - Minimum amount is $50.
                                                                                 - Requires ACH on Demand privileges.
------------------------------------------------------------------------------------------------------------------------------------

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------
  SELLING SOME OR ALL OF YOUR SHARES                                             CAN BE USED FOR
------------------------------------------------------------------------------------------------------------------------------------
  BY MAIL
------------------------------------------------------------------------------------------------------------------------------------
  Write us a letter of instruction that includes:                                - Accounts of any type.
  - your name(s) and signature(s)                                                - Sales of any amount.
  - the fund name and account number                                             - For IRAs please use the IRA DISTRIBUTION
  - the dollar amount you want to sell                                             REQUEST FORM.
  - how to send the proceeds
  Obtain a signature guarantee or other documentation, if required
  (see "Selling Shares in Writing").
  Mail the materials to Credit Suisse Funds.
  If only a letter of instruction is required, you can fax it to the
  Shareholder Service Center (unless a signature guarantee is required).
------------------------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
------------------------------------------------------------------------------------------------------------------------------------
  - Call our Shareholder Service Center to request an exchange into              - Accounts with telephone privileges.
    another Credit Suisse Fund. Be sure to read the current PROSPECTUS             If you do not have telephone privileges, mail or
    for the new fund. Also please observe the minimum initial                      fax a letter of instruction to exchange shares.
    investment.
------------------------------------------------------------------------------------------------------------------------------------
  BY PHONE
------------------------------------------------------------------------------------------------------------------------------------
  Call our Shareholder Service Center to request a redemption. You can receive   - Non-IRA accounts with telephone privileges.
  the proceeds as:
  - a check mailed to the address of record ($100 minimum)
  - an ACH transfer to your bank ($50 minimum)
  - a wire to your bank ($500 minimum)
  See "By Wire or ACH Transfer" for details
------------------------------------------------------------------------------------------------------------------------------------
  BY WIRE OR ACH TRANSFER
------------------------------------------------------------------------------------------------------------------------------------
  - Complete the "Wire Instructions" or "ACH on Demand" section of your NEW      - Non-IRA accounts with wire-redemption or ACH
    ACCOUNT APPLICATION.                                                           on Demand privileges.
  - For federal-funds wires, proceeds will be wired on the                       - Requests by phone or mail.
    next business day. For ACH transfers, proceeds will be delivered within two business days.
------------------------------------------------------------------------------------------------------------------------------------

                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds

P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.CreditSuisseFunds.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT REGISTRATION]

      SELLING SHARES IN WRITING

     Some circumstances require a written sell order, along with a signature guarantee. These include:

 -   accounts whose address of record has been changed within the past 30 days

 -   redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

     A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

      RECENTLY PURCHASED SHARES

     For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund. A redemption fee of 2.00% may be charged on the exchange.

      LOW-BALANCE ACCOUNTS

     If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

     Regular account:           $2,000
     IRAs:                      $  250
     Transfers/Gifts to Minors: $  250

     The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

      AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN
     For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN
     For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP
     For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse fund. Not available for IRAs.

      STATEMENTS AND REPORTS

     The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

      RETIREMENT PLANS

     Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 -   Traditional IRAs
 -   Roth IRAs
 -   Spousal IRAs
 -   Rollover IRAs
 -   SEP IRAs

     To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

      TRANSFERS/GIFTS TO MINORS

     Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

      TRANSACTION DETAILS

     You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

     Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if:

 -   your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

     If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

     While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

     Uncashed redemption or distribution checks do not earn interest.

      SPECIAL SITUATIONS

     The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -   charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                OTHER INFORMATION

      ABOUT THE DISTRIBUTOR

     Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 -   making the fund available to you

 -   account servicing and maintenance

 -   other administrative services related to sale of the Common Class shares

     The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

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                                       30

                              FOR MORE INFORMATION

     More information about the fund is available free upon request, including the following:

      ANNUAL/SEMIANNUAL REPORTS
      TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

     The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

      OTHER INFORMATION

     A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

     Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
     800-927-2874

BY FACSIMILE:
     888-606-8252

BY MAIL:
     Credit Suisse Funds

     P.O. Box 55030
     Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
     Boston Financial Data Services, Inc.
     Attn: Credit Suisse Funds
     66 Brooks Drive
     Braintree, MA 02184

ON THE INTERNET:
     www.CreditSuisseFunds.com

SEC FILE NUMBER:
Credit Suisse

Global Technology Fund                                                 811-08935

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPGTC-1-0103

                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 2003


                              Common Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND
                        CREDIT SUISSE SELECT EQUITY FUND

                              Class A Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND

                        CREDIT SUISSE SELECT EQUITY FUND

                        Class B and Class C Shares of the


                        CREDIT SUISSE SELECT EQUITY FUND


          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Global Technology Fund ("Global Technology Fund"), Credit Suisse Municipal Bond Fund ("Municipal Bond Fund") and Credit Suisse Select Equity Fund ("Select Equity Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the PROSPECTUSES for the Common Shares of each Fund, each dated January 1, 2003, the PROSPECTUSES for the Class A shares of the Municipal Bond Fund and the Global Technology Fund, each dated January 1, 2003, and the PROSPECTUS for the Class A, Class B and Class C shares of the Select Equity Fund, dated January 1, 2003, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.

          Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:


                   CLASS A, CLASS B, CLASS C AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-927-2874


                                    CONTENTS

INVESTMENT OBJECTIVES AND POLICIES                                                                       1
     Common Investment Policies - Global Technology Fund and Select Equity Fund                          1
         Non-Diversified Status                                                                          1
         Temporary Investments                                                                           2
         Repurchase Agreements                                                                           2
         Reverse Repurchase Agreements and Dollar Rolls                                                  2
         Illiquid Securities                                                                             3
                    RULE 144A SECURITIES                                                                 4
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers                        4
         Lending of Portfolio Securities                                                                 5
         Borrowing                                                                                       5
         Securities of Other Investment Companies                                                        6
         When-Issued Securities, Delayed Delivery Transactions and Forward Commitments                   6
         Stand-By Commitment Agreements                                                                  7
         Options Generally                                                                               7
                    SECURITIES OPTIONS                                                                   7
                    SECURITIES INDEX OPTIONS                                                            10
         U.S. Government Securities                                                                     11
         Foreign Investments                                                                            11
                    FOREIGN DEBT SECURITIES                                                             12
                    FOREIGN CURRENCY EXCHANGE                                                           12
                    EURO CONVERSION                                                                     13
                    INFORMATION                                                                         13
                    POLITICAL INSTABILITY                                                               13
                    FOREIGN MARKETS                                                                     13
                    INCREASED EXPENSES                                                                  13
                    DEPOSITORY RECEIPTS                                                                 14
                    BRADY BONDS                                                                         14
                    EMERGING MARKETS                                                                    14
                    SOVEREIGN DEBT                                                                      15
         Convertible Securities                                                                         16
         Debt Securities                                                                                16
                    MORTGAGE-BACKED SECURITIES                                                          18
                    ASSET-BACKED SECURITIES                                                             19
                    LOAN PARTICIPATIONS AND ASSIGNMENTS                                                 20
                    STRUCTURED NOTES, BONDS OR DEBENTURES                                               20
                    COLLATERALIZED MORTGAGE OBLIGATIONS                                                 21
                    ZERO COUPON SECURITIES                                                              22
         Futures Activities                                                                             22
                    FUTURES CONTRACTS                                                                   23
                    OPTIONS ON FUTURES CONTRACTS                                                        24
         Currency Exchange Transactions                                                                 24
                    FORWARD CURRENCY CONTRACTS                                                          24

                                        i


                    CURRENCY OPTIONS                                                                    25
                    CURRENCY HEDGING                                                                    25
         Hedging Generally                                                                              26
                    ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES       27
         Short Sales (excluding Short Sales "Against the Box")                                          28
         Short Sales "Against the Box"                                                                  28
         Section 4(2) Paper                                                                             29
         Rights Offerings and Purchase Warrants                                                         29
     Supplemental Investment Policies -- Global Technology Fund                                         29
     Investment Policies -- Municipal Bond Fund                                                         30
         Municipal Obligations                                                                          30
         Alternative Minimum Tax Bonds                                                                  32
         Taxable Investments                                                                            32
         Letters of Credit                                                                              33
         High Yield Bonds                                                                               33
         Illiquid Securities and Restricted Securities                                                  34
         Municipal Lease Obligations and Participation Interests                                        35
         Stand-by Commitments                                                                           36
         Inverse Floaters                                                                               37
         Tax-Exempt Custodial Receipts                                                                  37
         When-Issued Securities                                                                         37
INVESTMENT RESTRICTIONS                                                                                 39
PORTFOLIO VALUATION                                                                                     40
PORTFOLIO TRANSACTIONS                                                                                  42
PORTFOLIO TURNOVER                                                                                      45
MANAGEMENT OF THE FUNDS                                                                                 45
     Officers and Board of Directors                                                                    45
     Ownership in Securities of the Fund and Fund Complex                                               52
     Committees and Meetings of Directors                                                               53
     Directors' Total Compensation for Fiscal Year Ended August 31, 2002                                54
     Investment Advisory Agreements                                                                     55
     Global Technology Fund--Sub-Advisory Agreements                                                    57
     Board Approval of Advisory Agreements                                                              59
     Administration Agreements                                                                          61
         Code of Ethics                                                                                 63
         Custodian and Transfer Agent                                                                   64
         Organization of the Funds                                                                      64
         Distribution and Shareholder Servicing                                                         66
                    DISTRIBUTOR                                                                         66
                    COMMON SHARES                                                                       66
                    CLASS A, CLASS B AND CLASS C SHARES                                                 67
                    GENERAL                                                                             69
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                          69
         Common Class Shares                                                                            70
         Class A Shares, Class B Shares and Class C Shares                                              70

                                       ii

         Special Promotion for Class A Shares of Municipal Bond Fund                                    71
                    INITIAL SALES CHARGES WAIVERS                                                       73
         Redemptions                                                                                    74
         Automatic Cash Withdrawal Plan                                                                 74
                    Special Provisions Applicable to Select Equity Fund Class B and Class C Shares      74
                    CONTINGENT DEFERRED SALES CHARGE - GENERAL                                          75
         Redemption Fee on Global Technology Fund Common Class Shares                                   75
EXCHANGE PRIVILEGE                                                                                      76
ADDITIONAL INFORMATION CONCERNING TAXES                                                                 77
         The Funds and Their Investments                                                                77
         Special Tax Considerations                                                                     81
                    STRADDLES                                                                           81
                    OPTIONS AND SECTION 1256 CONTRACTS                                                  81
                    FOREIGN CURRENCY TRANSACTIONS                                                       82
                    PASSIVE FOREIGN INVESTMENT COMPANIES                                                82
                    ASSET DIVERSIFICATION REQUIREMENT                                                   83
                    FOREIGN TAXES                                                                       83
                    FUND TAXES ON SWAPS                                                                 83
                    DIVIDENDS AND DISTRIBUTIONS                                                         84
                    SALES OF SHARES                                                                     84
                    BACKUP WITHHOLDING                                                                  85
                    NOTICES                                                                             85
                    OTHER TAXATION                                                                      85
DETERMINATION OF PERFORMANCE                                                                            85
         Average Annual Total Returns                                                                   85
         Yield                                                                                          87
         Tax-Equivalent Yield - Municipal Bond Fund                                                     89
         Please note:                                                                                   90
         After-Tax Return                                                                               90
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                     92
MISCELLANEOUS                                                                                           93
FINANCIAL STATEMENTS                                                                                    95



APPENDIX A----DESCRIPTION OF RATINGS    A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each Fund's investment objectives and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.


          The investment objective of the Global Technology Fund and Select Equity Fund is to provide long-term appreciation of capital.


          The investment objective of the Municipal Bond Fund is to provide high total return.


          The Global Technology Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S.

          The Select Equity Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities.

          The Municipal Bond Fund under normal market conditions invests at least 80% of its net assets in municipal securities.

          The policies regarding investment of at least 80% of a Fund's net assets are non-fundamental for the Global Technology and Select Equity Funds, which means that they can be changed by the relevant Fund's Board of Directors upon at least 60 days' notice to shareholders. The 80% policy for the Municipal Bond Fund is fundamental, which means that it cannot be changed without shareholder approval.

COMMON INVESTMENT POLICIES - GLOBAL TECHNOLOGY FUND AND SELECT EQUITY FUND

          Set forth below is additional information on the investment policies and strategies of the Global Technology and Select Equity Funds. Additional information on the investment policies and strategies of the Municipal Bond Fund follows this section. Unless otherwise indicated, the Global Technology and Select Equity Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available in the future. Reference to a "Fund" in this section of the STATEMENT OF ADDITIONAL INFORMATION means the Global Technology Fund and Select Equity Fund.





          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information



Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and (ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC ("CSAM"), each Fund's adviser, or, for Global Technology Fund, its sub-advisers (each, an "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


          REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." Each Fund will not invest more than 5% of its net assets in reverse repurchase agreements or dollar rolls.

          Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          ILLIQUID SECURITIES. Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless that Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).





          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.


          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

          By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.


          BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


          SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). Select Equity Fund may invest up to 25% of its net assets in when-issued securities and Global Technology may invest in these securities to a more limited extent. Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Each Fund will not invest more than 5% of net assets in stand-by commitment agreements.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          OPTIONS GENERALLY. The Funds may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation.

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as

"premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") and of the securities exchange on which the option is written.


          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.




          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


          Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Global Technology Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Select Equity Fund may invest up to

20% of its net assets in foreign securities. For purposes of the investment policies, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.


          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          EURO CONVERSION. The introduction of the euro presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

          INFORMATION. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.


          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.


          INCREASED EXPENSES. The operating expenses of the Funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of Global Technology Fund's investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          DEPOSITORY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.


          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


          EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

          DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) to a limited extent for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments." Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this STATEMENT OF ADDITIONAL INFORMATION.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.


          The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

          BELOW INVESTMENT GRADE SECURITIES. Each Fund may invest to a limited extent in securities rated below investment grade.


          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


          Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          MORTGAGE-BACKED SECURITIES. Select Equity Fund may invest up to 20% of its net assets in mortgage-backed and asset-backed securities and Global Technology Fund may invest in such securities to a limited extent. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


          ASSET-BACKED SECURITIES. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.


          Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.

Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund will invest no more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.


          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may purchase Collateralized Mortgage Obligations ("CMOs") issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.






          Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

          Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.

          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.


          FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.


          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.


          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.


          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. Each Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that a Fund may invest in such transactions for hedging purposes.


          The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


          CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.


          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the

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

futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.


          Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Funds of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Funds will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Funds on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX"). The Funds may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Global Technology Fund's assets. Select Equity Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may also engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 5% of each Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

          A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the

Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.





          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.





          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price when, for example, there is no movement in the level of the underlying security.

SUPPLEMENTAL INVESTMENT POLICIES -- GLOBAL TECHNOLOGY FUND

          Global Technology Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities of technology companies from at least three countries, including the U.S. Technology consists of a broad spectrum of businesses, including telecommunications, such as communications equipment and service; electronic components and equipment; broadcast media; computer equipment, mobile telecommunications, and cellular radio and paging; electronic mail; local and wide area networking, and linkage of work and data processing systems; publishing and information systems; video and telex; and internet and other emerging technologies combining telephone, television and/or computer systems. Technology companies, including telecommunications companies in both developed and emerging countries, are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

          Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Global Technology Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

INVESTMENT POLICIES -- MUNICIPAL BOND FUND

          MUNICIPAL OBLIGATIONS. Under normal circumstances, the Municipal Bond Fund invests at least 80% of its assets, plus any borrowings for investment purposes, and Select Equity Fund may invest to a limited extent, in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income taxes.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

          The Municipal Bond Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Construction Loan Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under FNMA or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

          There are variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Appendix A to this STATEMENT OF ADDITIONAL INFORMATION contains further information concerning the ratings of Moody's and S&P and their significance.

          Securities purchased for the Municipal Bond Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations").

          Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. The Municipal Bond Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

          ALTERNATIVE MINIMUM TAX BONDS. The Municipal Bond Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income taxes, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Fund will generally be higher than those from other Municipal Obligations due to the possibility of federal, state and local alternative minimum or regular tax liability on Alternative Minimum Tax Bonds.

          TAXABLE INVESTMENTS. Because the Municipal Bond Fund invests in securities that pay income exempt from regular income taxes, the Fund generally will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its net assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its net assets in taxable securities to maintain a "defensive" posture when the Adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

          The short-term money market obligations in which the Municipal Bond Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses.

          ADVANCE REFUNDED BONDS. The Municipal Bond Fund may purchase Municipal Obligations that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. government securities that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Obligations that have been refunded prior to their purchase by the Fund.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.

          LETTERS OF CREDIT. Municipal Obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.

          HIGH YIELD BONDS. The Municipal Bond Fund may invest without limit in debt securities which are rated at the time of purchase below investment grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P, and unrated securities judged to be of equivalent quality as determined by the Adviser. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal of interest.

          Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

          The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

          Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

          ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Municipal Bond Fund may invest up to 15% of its net assets in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

          Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

          Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act prior to offer and sale unless an exemption from such registration is available, Municipal Obligations, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for Municipal Obligations which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal Obligations purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether they may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

          The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

          The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

          MUNICIPAL LEASE OBLIGATIONS AND PARTICIPATION INTERESTS. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate. The Municipal Bond Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, the participation interest will be determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

          The Fund will not purchase participation interests unless in the opinion of bond counsel or counsel for the issuers of such participations, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

          A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local personal income taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time-consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

          Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

          STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by the Municipal Bond Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment. The Fund will not invest more than 5% of its net assets in stand-by commitment agreements.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          The Adviser understands that the Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any Municipal Obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

          INVERSE FLOATERS. The Municipal Bond Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The Fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

          TAX-EXEMPT CUSTODIAL RECEIPTS. The Municipal Bond Fund may purchase tax-exempt custodial receipts (the "Receipts") which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.

          WHEN-ISSUED SECURITIES. The Municipal Bond Fund may invest up to 25% of its net assets in Municipal Obligations purchased on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

          To the extent that assets of the Fund are held in cash pending the settlement or a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

          NON-DIVERSIFIED STATUS. The Municipal Bond Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of this Fund will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the Fund's taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and
(ii) at least 50% of the market value of its total assets is represented by the securities of issuers each of whose securities do not represent more than 5% of the market value of all of the Fund's assets and do not constitute more than 10% of the outstanding voting securities of such issuer.

          OTHER INVESTMENT POLICIES. The Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. Although the Fund may invest up to 40% of its total assets in private activity bonds and taxable investments, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

          The Municipal Bond Fund may invest more than 25% of its net assets in Municipal Obligations whose issuers are located in the same state. Any factors affecting that state, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner.

         The Municipal Bond Fund may borrow money from banks to meet redemptions or for other temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The risks presented by borrowing are described above under "Borrowing."

          The Municipal Bond Fund may lend its portfolio securities to brokers and other financial organizations in amounts up to 33 1/3% of its total assets. The risks presented by securities lending are described above under "Lending of Portfolio Securities." In addition, if the Fund lends its portfolio securities, any interest paid by the borrower would be taxable income to the Fund.

          The Municipal Bond Fund may invest up to 5% of its net assets in securities of "unseasoned issuers," which are issuers that together with their predecessors have been in operation for less than five years. The risks of investing in such issuers is described above under "Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers."


                             INVESTMENT RESTRICTIONS

          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

          Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing.

          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


          7. Except for the Global Technology Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Global Technology Fund will concentrate in the technology sector.


          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:


               1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;


               2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

               3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.


          The policies set forth above are not fundamental and thus may be changed by the Fund's Board of Directors without a vote of the shareholders.


          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION


          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

          Prices for debt securities supplied by a "Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New

York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.


                             PORTFOLIO TRANSACTIONS


          The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective and has retained its affiliates in the United Kingdom, Japan and Australia to act as sub-investment advisers to the Global Technology Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          The Adviser will select portfolio investments and effect transaction for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended August 31, 2002, $15,239 of the Global Technology Fund's and $15,890 of the Select Equity Fund's total brokerage commissions were paid to brokers and dealers who provided research services. The Global Technology Fund and the Select Equity Fund directed $6,658,753 and $8,030,274, respectively, in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


          Transactions for the Global Technology and Select Equity Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended August 31, the Funds paid brokerage commissions as follows:

AUGUST 31, 2002





FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------

Global Technology                          $     429,939
Municipal Bond                             $           0
Select Equity                              $      58,749



AUGUST 31, 2001



FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------

Global Technology                          $     809,050
Municipal Bond                             $           0
Select Equity                              $      44,458


AUGUST 31, 2000



FUND                                   BROKERAGE COMMISSIONS
----                                   ---------------------

Global Technology                          $   1,599,215
Municipal Bond                             $           4
Select Equity                              $      94,752






          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of August 31, 2002, the Funds held the following securities of their regular brokers or dealers:




FUND                   NAME OF SECURITIES                             AGGREGATE VALUE OF THE HOLDINGS
-----------------------------------------------------------------------------------------------------
Global Technology      State Street Euro Time Deposit                 $ 1,172,000

Municipal Bond         State Street Euro Time Deposit                 $   668,000

                                       44

Select Equity          State Street Euro Time Deposit                 $   287,000

                       Lehman Brothers Holdings, Inc. common stock    $   180,266

                       Goldman Sachs Group, Inc. common stock         $   153,827


                               PORTFOLIO TURNOVER


          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2001 and 2002, the Global Technology Fund's turnover rate was 100% and 68%, the Municipal Bond Fund's turnover rate was 139% and 79% and the Select Equity Fund's turnover rate was 141% and 122%, respectively.


                             MANAGEMENT OF THE FUNDS


OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                     Director     Since 1999    Currently retired;             54      Director of The
c/o Credit Suisse Asset Management,                               Executive Vice                         Indonesia Fund, Inc.
LLC                                                               President and Chief
466 Lexington Avenue                                              Financial Officer of
New York, New York 10017-3147                                     Pan Am Corporation
                                                                  and Pan American
Age: 70                                                           World Airways, Inc.
                                                                  from 1988 to 1991

Jack W. Fritz                          Director     Since Fund    Private investor;              54      Director of Advo,
2425 North Fish Creek Road                          inception     Consultant and                         Inc. (direct mail
P.O. Box 1287                                                     Director of Fritz                      advertising)
Wilson, Wyoming 83014                                             Broadcasting, Inc.
                                                                  and Fritz
Age: 75                                                           Communications
                                                                  (developers and
                                                                  operators of radio
                                                                  stations) since 1987

Jeffrey E. Garten                      Director     Since Fund    Dean of Yale School            54      Director of
Box 208200                                          inception     of Management and                      Aetna, Inc.;
New Haven, Connecticut  06520-8200                                William S. Beinecke                    Director of
                                                                  Professor in the                       Calpine Energy
Age: 56                                                           Practice of                            Corporation;
                                                                  International Trade                    Director of
                                                                  and Finance;                           CarMax Group
                                                                  Undersecretary of                      (used car dealers)
                                                                  Commerce for
                                                                  International Trade
                                                                  from November 1993 to
                                                                  October 1995;
                                                                  Professor at Columbia
                                                                  University from
                                                                  September 1992 to
                                                                  November 1993

Peter F. Krogh                         Director     Since 2001    Dean Emeritus and              54      Member of Board
301 ICC                                                           Distinguished                          of The Carlisle
Georgetown University                                             Professor of                           Companies Inc.;
Washington, DC 20057                                              International Affairs                  Member of
                                                                  at the Edmund A.                       Selection
Age: 65                                                           Walsh School of                        Committee for
                                                                  Foreign Service,                       Truman Scholars
                                                                  Georgetown                             and Henry Luce
                                                                  University; Moderator                  Scholars;  Senior
                                                                  of PBS foreign                         Associate of
                                                                  affairs television                     Center for
                                                                  series                                 Strategic and
                                                                                                         International
                                                                                                         Studies; Trustee
                                                                                                         of numerous world
                                                                                                         affairs
                                                                                                         organizations



----------


(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                       46

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                   Director     Since 1999    Currently retired;             54      Director of
c/o Credit Suisse Asset Management,                               President and Chief                    Education
LLC                                                               Operating Officer of                   Management Corp.;
466 Lexington Avenue                                              National InterGroup,                   Director of
New York, New York 10017-3147                                     Inc. (holding                          Credit Suisse
                                                                  company) from April                    Asset Management
Age: 71                                                           1989 to March 1991;                    Income Fund,
                                                                  Chairman of Permian                    Inc.; Trustee of
                                                                  Oil Co. from April                     Credit Suisse
                                                                  1989 to March 1991                     High Yield Bond
                                                                                                         Fund; Trustee of
                                                                                                         Deutsche VIT
                                                                                                         Funds (overseeing
                                                                                                         3 Portfolios)

Steven N. Rappaport                    Director     Since 1999    Partner of Lehigh              54      Director of The
Lehigh Court, LLC                                                 Court, LLC since July                  First Israel
40 East 52nd Street,                                              2002; President of                     Fund, Inc.
New York, New York 10022                                          SunGard Securities
                                                                  Finance, Inc., from
Age: 54                                                           2001 to July 2002;
                                                                  President of Loanet,
                                                                  Inc. (on-line accounting
                                                                  service) from 1995 to
                                                                  2001; Director, President,
                                                                  North American Operations,
                                                                  and former Executive Vice
                                                                  President from 1992 to 1993
                                                                  of Worldwide Operations of
                                                                  Metallurg Inc. (manufacturer
                                                                  of specialty metals and
                                                                  alloys); Executive Vice
                                                                  President, Telerate, Inc.
                                                                  (provider of real-time
                                                                  information to the capital
                                                                  markets) from 1987 to 1992;
                                                                  Partner in the law firm of
                                                                  Hartman & Craven until 1987



                                       47

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

William W. Priest(2)                   Director     Since 1999    Senior Partner and             54      Director of The
Steinberg Priest & Sloane Capital                                 Fund Manager,                          Brazilian Equity
Management                                                        Steinberg Priest &                     Fund, Inc.; The
12 East 49th Street                                               Sloane Capital                         Chile Fund, Inc.;
12th Floor                                                        Management since                       The Emerging
New York, New York 10017                                          March 2001; Chairman                   Markets
                                                                  and Managing Director                  Telecommunications
Age: 61                                                           of CSAM from 2000 to                   Fund, Inc.; The
                                                                  February 2001, Chief                   First Israel
                                                                  Executive Officer and                  Fund, Inc.; The
                                                                  Managing Director of                   Latin America
                                                                  CSAM from 1990 to 2000                 Equity Fund,
                                                                                                         Inc.; The
                                                                                                         Indonesia Fund,
                                                                                                         Inc.; and Credit
                                                                                                         Suisse Asset
                                                                                                         Management Income
                                                                                                         Fund, Inc.



----------


(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
     2001.


                                       48

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS

Laurence R. Smith                      Chairman     Since 2002    Managing Director and          --               --
Credit Suisse Asset Management, LLC                               Global Chief
466 Lexington Avenue                                              Investment Officer of
New York, New York 10017-3147                                     CSAM; acting Chief
                                                                  Executive Officer of
Age: 44                                                           CSAM Americas;
                                                                  Associated
                                                                  with J.P. Morgan
                                                                  Investment Management
                                                                  from 1981 to 1999;
                                                                  Officer of other
                                                                  Credit Suisse Funds
                                                                  and other CSAM-advised
                                                                  investment companies

Hal Liebes, Esq.                       Vice         Since 1999    Managing Director and          --               --
Credit Suisse Asset Management, LLC    President                  Global General
466 Lexington Avenue                   and                        Counsel of CSAM;
New York, New York 10017-3147          Secretary                  Associated with
                                                                  Lehman Brothers, Inc.
Age: 38                                                           from 1996 to
                                                                  1997; Associated
                                                                  with CSAM from
                                                                  1995 to 1996;
                                                                  Associated
                                                                  with CS First
                                                                  Boston Investment
                                                                  Management from
                                                                  1994 to 1995;
                                                                  Associated with
                                                                  Division of
                                                                  Enforcement, U.S.
                                                                  Securities and
                                                                  Exchange Commission
                                                                  from 1991 to 1994;
                                                                  Officer of other Credit
                                                                  Suisse Funds and other
                                                                  CSAM-advised
                                                                  investment companies

                                       49

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                       TERM OF                                IN FUND
                                       POSITION(S)    OFFICE(1)                               COMPLEX
                                        HELD WITH   AND LENGTH OF  PRINCIPAL OCCUPATION(S)  OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS      TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                   Treasurer    Since 1999    Director and Director          --               --
Credit Suisse Asset Management, LLC                 and Chief     of Fund Administration
466 Lexington Avenue                                Financial     of CSAM; Associated with
New York, New York 10017-3147                       Officer       CSAM since 1984;
                                                                  Officer of other
Age: 43                                                           Credit Suisse Funds
                                                                  and other CSAM-advised
                                                                  investment companies

Gregory N. Bressler, Esq.              Assistant    Since 2000    Vice President and             --               --
Credit Suisse Asset Management, LLC    Secretary                  Legal Counsel of CSAM
466 Lexington Avenue                                              since January 2000;
New York, New York 10017-3147                                     Associated with the
                                                                  law firm of Swidler
Age: 36                                                           Berlin Shereff
                                                                  Friedman LLP from 1996
                                                                  to 2000; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

                                       50

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                       TERM OF                                 IN FUND
                                        POSITION(S)   OFFICE(1)                                COMPLEX
                                         HELD WITH  AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      FUNDS     TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.                 Assistant    Since 2002    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Secretary                  President and Legal
466 Lexington Avenue                                              Counsel of CSAM since
New York, New York 10017-3147                                     December, 2000;
                                                                  Assistant Vice
Age: 38                                                           President,
                                                                  Institutional Marketing
                                                                  Department, CSAM since
                                                                  January 2000; Marketing
                                                                  Associate,
                                                                  International Equity
                                                                  Department, Warburg
                                                                  Pincus Asset
                                                                  Management, Inc. since
                                                                  January 1998;
                                                                  self-employed author
                                                                  and consultant, from
                                                                  January 1996 to
                                                                  December 1997; Officer
                                                                  of other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

Rocco A. DelGuercio                    Assistant    Since 1999    Vice President and             --               --
Credit Suisse Asset Management, LLC    Treasurer                  Administrative Officer
466 Lexington Avenue                                              of CSAM; Associated
New York, New York 10017-3147                                     with CSAM since June
                                                                  1996; Assistant
Age: 39                                                           Treasurer, Bankers
                                                                  Trust Corp. -- Fund
                                                                  Administration from
                                                                  March 1994 to June
                                                                  1996; Mutual Fund
                                                                  Accounting Supervisor,
                                                                  Dreyfus Corporation
                                                                  from April 1987 to
                                                                  March 1994; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

Joseph Parascondola                    Assistant    Since 2000    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Treasurer                  President - Fund
466 Lexington Avenue                                              Administration of CSAM
New York, New York 10017-3147                                     since April 2000;
                                                                  Assistant Vice
Age: 39                                                           President, Deutsche
                                                                  Asset Management from
                                                                  January 1999 to April
                                                                  2000; Assistant Vice
                                                                  President, Weiss, Peck
                                                                  & Greer LLC from
                                                                  November 1995 to
                                                                  December 1998; Officer
                                                                  of other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies

                                       51

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                       TERM OF                                 IN FUND
                                        POSITION(S)   OFFICE(1)                                COMPLEX
                                         HELD WITH  AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                      FUNDS     TIME SERVED   DURING PAST FIVE YEARS     DIRECTOR        HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                        Assistant    Since 2002    Assistant Vice                 --               --
Credit Suisse Asset Management, LLC    Treasurer                  President of CSAM since
466 Lexington Avenue                                              January 2001;
New York, New York 10017-3147                                     Administrative Officer
                                                                  of CSAM from March 1998
Age: 36                                                           to December 2000;
                                                                  Assistant Treasurer of
                                                                  Bankers Trust Corp.
                                                                  from April 1994 to
                                                                  March 1998;; Officer of
                                                                  other Credit Suisse
                                                                  Funds and other
                                                                  CSAM-advised investment
                                                                  companies


OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.


                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(1)            INVESTMENT COMPANIES*,(1)
---------------------------------------- -------------------------------------- ---------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                       Global Technology Fund: A              E

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Jack W. Fritz                            Global Technology Fund: E              E

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Jeffrey E. Garten                        Global Technology Fund: A              A

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

                                       52

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(1)            INVESTMENT COMPANIES*,(1)
---------------------------------------- -------------------------------------- ---------------------------
Peter F. Krogh                           Global Technology Fund: A              D

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

James S. Pasman, Jr.                     Global Technology Fund: A              D

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A

Steven N. Rappaport                      Global Technology Fund: B              D

                                         Municipal Bond Fund: B

                                         Select Equity Fund: B

INTERESTED DIRECTOR

William W. Priest, Jr.                   Global Technology Fund: A              A

                                         Municipal Bond Fund: A

                                         Select Equity Fund: A




----------
* Key to Dollar Ranges:
    A. None
    B. $1 - $10,000
    C. $10,000 - $50,000
    D. $50,000 - $100,000
    E. Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

COMMITTEES AND MEETINGS OF DIRECTORS

          Each Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee of each Fund met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee of each Fund met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee of Global Technology Fund met once during the fiscal year ended August 31, 2002. The Valuation Committee of the Municipal Bond and Select Equity Funds did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM's affiliates in the United Kingdom, Japan and Australia, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002





                                                             ALL INVESTMENT
                            GLOBAL                SELECT    COMPANIES IN THE
                          TECHNOLOGY  MUNICIPAL   EQUITY       CSAM FUND
   NAME OF DIRECTOR          FUND     BOND FUND    FUND         COMPLEX*
----------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

Richard H. Francis        $    3,312  $   2,812  $   2,812    $   106,708

                                                             ALL INVESTMENT
                            GLOBAL                SELECT    COMPANIES IN THE
                          TECHNOLOGY  MUNICIPAL   EQUITY       CSAM FUND
   NAME OF DIRECTOR          FUND     BOND FUND    FUND         COMPLEX*
----------------------------------------------------------------------------

Jack W. Fritz             $    3,062  $   2,562  $   2,562    $    97,124

Jeffrey E. Garten         $    3,062  $   2,812  $   2,812    $   100,250

Peter F. Krogh            $    3,312  $   2,812  $   2,812    $   101,850

James S. Pasman, Jr.      $    3,312  $   2,812  $   2,812    $   106,350

Steven N. Rappaport       $    3,462  $   2,962  $   2,962    $   113,295


INTERESTED DIRECTOR

William W. Priest**             None       None       None           None




* Each Director serves as a Director or Trustee of 54 investment companies in the CSAM Fund Complex.

** Mr. Priest is a former employee of CSAM and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding shares.

INVESTMENT ADVISORY AGREEMENTS

          CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.






          The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors/Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Global Technology, Municipal Bond and Select Equity Funds; CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.00%, .70% and .75% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

          For the past three fiscal years ended August 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:

AUGUST 31, 2002



         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  553,447                        $  581,136                   $        0

Municipal Bond                  $        0                        $  138,546                   $  145,536

Select Equity                   $        0                        $  115,720                   $  218,811



AUGUST 31, 2001



         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  2,321,035                      $  289,209                   $        0

Municipal Bond                  $      7,189                      $  129,705                   $   38,463

Select Equity                   $          0                      $  114,684                   $  143,057



AUGUST 31, 2000



         FUND                   FEES PAID (AFTER WAIVERS)                  WAIVERS             REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  3,387,398                      $  208,789                   $       0

Municipal Bond                  $     16,239                      $  102,278                   $  29,397

Select Equity                   $     18,715                      $   85,919                   $  93,867



GLOBAL TECHNOLOGY FUND--SUB-ADVISORY AGREEMENTS

          Global Technology Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Global Technology Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Global Technology Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the International Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Global Technology Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to Global Technology Fund for CSAM U.K. and CSAM Japan were $5,708 and $5,734, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Global Technology Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Global Technology Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Global Technology Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to Global Technology Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BOARD APPROVAL OF ADVISORY AGREEMENTS

          In approving the Advisory Agreement, the Board of Directors of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the Global Technology Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Global Technology Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Global Technology Fund to obtain best price and execution on trades in international markets. The Board of the Global Technology Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the Global Technology Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Global Technology Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Global Technology Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Global Technology Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          Each Fund's Advisory Agreement has inadvertently terminated due to an administrative oversight. The Board of Directors of each Fund has approved a new investment advisory agreement with CSAM that is substantially identical to the lapsed Advisory Agreement and has recommended that the new agreement be presented to Fund shareholders for their approval. The Board of each Fund also approved CSAM's retention of advisory fees paid or payable to it from the date the Advisory Agreement terminated until shareholder approval of these fees is obtained.

ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, Municipal Bond Fund and Select Equity Fund each pay CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the average daily net assets for the Common shares and .10 % of the average daily net assets for the Class A, Class B and Class C shares. Global Technology Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .05% of the first $125 of Common and Class A shares million of average daily net assets of Common and Class A shares and .10% of the average daily net assets over $125 million of Common and Class A shares.

          For the past three fiscal years ended August 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

AUGUST 31, 2002



        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  56,729                                 0                     0

Municipal Bond                  $   7,166                         $   5,724                     0

Select Equity                   $   3,481                         $   2,516                     0




AUGUST 31, 2001



        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  95,736                         $  90,412                     0

Municipal Bond                  $      29                         $   3,880                     0

Select Equity                   $     242                         $   2,764                     0




AUGUST 31, 2000

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  173,255                        $  179,809                    0

Municipal Bond                  $       22                        $       84                    0

Select Equity                   $      115                        $      459                    0



          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from June 1, 2002 through August 31, 2002, the Global Technology, Municipal Bond and Select Equity Funds paid State Street fees under the State Street Co-Administration Agreement of $18,872, $3,831 and $2,815, respectively.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:



FUND                                  ANNUAL RATE
--------------------------------------------------------------------------------

Global Technology                     .08% for the first $500 million in assets

                                      .07% for the next $1 billion

                                      .06% for assets in excess of $1.5 billion

Municipal Bond                        .07% of the first $150 million in assets

                                      .06% for the next $150 million

                                      .05% for assets in excess of $300 million

Select Equity                         .075% for the first $500 million

                                      .065% for the next $1 billion

                                      .055% for assets in excess of $1.5 billion




          For the fiscal years ended August 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

SEPTEMBER 1, 2001 THROUGH MAY 31, 2002

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  70,608                                 0                     0

Municipal Bond                  $  11,119                                 0                     0

                                       62

Select Equity                   $   9,200                                 0                     0



AUGUST 31, 2001

        FUND                    FEES PAID (AFTER WAIVERS)                WAIVERS                REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------
Global Technology               $  257,499                                0                     0

Municipal Bond                  $   14,709                                0                     0

Select Equity                   $    2,465                        $  11,947                     0



          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to each Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:


                             PFPC                                                    COUNSELLORS SERVICE
-----------------------------------------------------------------------------------------------------------------------------
FUND               FEES PAID        WAIVERS    REIMBURSEMENTS  FUND            FEES PAID        WAIVERS    REIMBURSEMENTS
                   (AFTER WAIVERS)                                             (AFTER WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------
Global Technology  $  443,622              0   0               Global          $  6,554             0      0
                                                               Technology
-----------------------------------------------------------------------------------------------------------------------------
Municipal Bond     $   35,217              0   0               Municipal Bond  $      3         $  15      0
-----------------------------------------------------------------------------------------------------------------------------
Select Equity      $   16,094       $  1,076   0               Select Equity   $      2         $   8      0
-----------------------------------------------------------------------------------------------------------------------------

          Each Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Portfolio will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS

          Each Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia, and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.


          CUSTODIAN AND TRANSFER AGENT

          State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

          ORGANIZATION OF THE FUNDS

          Each Fund is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Select Equity Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc." On March 26, 2001, the Select Equity Fund changed its name from "Warburg Pincus Focus Fund, Inc." to "Credit Suisse Warburg Pincus Focus Fund, Inc." On December 12, 2001, the Select Equity Fund further changed its name to "Credit Suisse Select Equity Fund, Inc." On March 26, 2001, the Global Technology Fund changed its name Warburg Pincus Global Telecommunications Fund, Inc. to "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc." On December 12, 2001, the Global Technology Fund further changed its name to "Credit Suisse Global Technology Fund, Inc." On March 26, 2001, the Municipal Bond Fund changed its name from "Warburg Pincus Municipal Bond Fund, Inc." to "Credit Suisse Warburg Pincus Municipal Bond Fund." On December 12, 2001, the Municipal Bond Fund further changed its name to "Credit Suisse Municipal Bond Fund, Inc."

          The Select Equity Fund's charter authorizes the Fund's Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion each are designated A, B and C shares. The Global Technology Fund and Municipal Bond Fund's charters authorizes each Fund's Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion shares are designated Class A shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The Municipal Bond Fund currently has two separate classes of shares:
Common shares and Class A shares. The Global Technology Fund currently has two separate classes of shares: Common shares and Class A shares. The Select Equity Fund currently has four separate classes of shares: Common shares, Class A shares, Class B shares and Class C shares.

          Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common class PROSPECTUS. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.


          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


          Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.

          DISTRIBUTION AND SHAREHOLDER SERVICING

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. Each Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is in addition to the co-administrative service fee paid by each Fund under the CSAMSI Co-Administrative Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended August 31, 2002, the Common Class shares of the Global Technology Fund, the Municipal Bond Fund and the Select Equity Fund paid CSAMSI $282,966, $38,529 and $15,234, respectively, under the Common Shares 12b-1 Plans.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A, CLASS B AND CLASS C SHARES. The Select Equity Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). The Global Technology and Municipal Bond Funds have each adopted a Plan of Distribution for its Class A shares (the "A Shares 12b-1 Plan"). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes shares.

          The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset-based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2002, each Fund paid CSAMSI under its 12b-1 plans as follows:

FUND                            CLASS A 12b-1 PLAN           CLASS B 12b-1 PLAN           CLASS C 12b-1 PLAN
----------------------------------------------------------------------------------------------------------------------
Global Technology               $    520                          N/A                           N/A

Municipal Bond                  $    122                          N/A                           N/A

Select Equity                   $  1,028                     $  4,905                      $  2,475


During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:


                                          GLOBAL TECHNOLOGY         MUNICIPAL BOND           SELECT EQUITY
----------------------------------------------------------------------------------------------------------------------
Advertising                               $   4,239                 $    453                 $    272

Printing and mailing prospectuses for     $   9,121                 $  3,753                 $  3,470
promotional purposes

Compensation to broker-dealers            $  17,316                 $      0                 $      0

People-related and occupancy              $   4,634                 $    564                 $    406

Other                                     $     730                 $     83                 $    154



During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under Select Equity Fund's B Shares and C Shares 12b-1 Plans as follows:





                                          CLASS B                   CLASS C
--------------------------------------------------------------------------------

Advertising                               $     373                 $     68

Printing and mailing prospectuses for     $   2,179                 $  3,121
promotional purposes

Compensation to broker-dealers            $  31,606                 $  5,648

People-related and occupancy              $     577                 $    152

Other                                     $     152                 $     57




          With respect to sales of the Select Equity Fund's Class B and Class C shares and certain sales of each Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors"). Any material amendment of any of the Common Shares 12b-1 Plans or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.


          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).


          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


          COMMON CLASS SHARES. To purchase Common shares directly from Fund, contact the Fund to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

          The Common Class shares of each Fund are closed to new investors, other than (a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES.

          Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE -- CLASS A OF THE GLOBAL TECHNOLOGY AND SELECT EQUITY FUNDS

AMOUNT PURCHASED                                        AS A % OF        AS A % OF            COMMISSION TO
                                                         AMOUNT           OFFERING              FINANCIAL
                                                        INVESTED           PRICE          REPRESENTATIVE AS A %
                                                                                            OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%

$50,000 to less than $100,000                             4.99%              4.75%                   4.00%

$100,000 to less than $250,000                            3.90%              3.75%                   3.00%

$250,000 to less than $500,000                            2.56%              2.50%                   2.00%

$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%

$1,000,000 or more                                           0*                 0                    1.00%**


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).


** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

INITIAL SALES CHARGE -- CLASS A SHARES OF THE MUNICIPAL BOND FUND


AMOUNT PURCHASED                                        AS A % OF        AS A % OF            COMMISSION TO
                                                         AMOUNT           OFFERING              FINANCIAL
                                                        INVESTED           PRICE          REPRESENTATIVE AS A %
                                                                                            OF OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                                         3.09%             3.00%                  2.75%

$50,000 to less than $100,000                             2.04%             2.00%                  1.75%

$100,000 to less than $250,000                            1.01%             1.00%                  0.90%

$250,000 or more                                            0%*                0%                  0.50%**


* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to ..50% on purchases up to and including $3 million, up to .25% on the next $47 million, and up to .125% on purchase amounts over $50 million.

          SPECIAL PROMOTION FOR CLASS A SHARES OF MUNICIPAL BOND FUND. For a limited time beginning on a date selected by CSAMSI (the "Commencement Date"), up through the earlier of December 31, 2003 or a date selected by CSAMSI (the "Promotion Period"), investors may purchase Class A shares of the Municipal Bond Fund without an initial sales charge or Limited CDSC. Financial representatives shall receive the following, one-time compensation from CSAMSI (and not from the Municipal Bond Fund) with respect to Fund shares purchased during the Promotion Period:





           AMOUNT PURCHASED               COMMISSION TO FINANCIAL REPRESENTATIVE
                                                  AS A % OF OFFERING PRICE
--------------------------------------------------------------------------------

Up to and including $1 million on the                       0.25%
Commencement Date through the end of the Promotion Period



Financial representatives will also receive an ongoing service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they service, including shares purchased during the Promotion Period. The Promotion Period may be terminated at the discretion of CSAMSI without prior notice.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The PROSPECTUS relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Funds, current and former Directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;
(6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (7) Class B shares which are automatically converted to Class A shares; (8) Class A shares acquired when dividends and distributions are reinvested in the Funds; and (9) shares purchased through a broker-dealer (the "broker") that has entered into a special agreement with CSAMSI to allow the broker's customers to purchase shares of the Funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than the Credit Suisse Funds) on which an initial sales charge was paid. The transfer agent must be notified of this waiver prior to the purchase.

          For the fiscal year ended August 31, 2002, CSAMSI earned $598, $1,532 and $24,172 on the sale of Class A shares of Global Technology, Municipal Bond and Select Equity Funds, respectively, of which CSAMSI retained $90, $197 and $4,023, respectively. For the fiscal year ended August 31, 2002, CSAMSI earned $0, $0 and $0 on contingent deferred sales charges on redemptions of Class A shares of Global Technology, Municipal Bond and Select Equity Funds, respectively. For the fiscal year ended August 31, 2002, CSAMSI earned $1 and $1,909 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of Select Equity Fund.

          REDEMPTIONS

          GENERAL. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Select Equity Fund, and certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN

          An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO SELECT EQUITY FUND CLASS B AND CLASS C SHARES


          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                          CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE OF THE
                 YEAR SINCE PURCHASE    LESSER OF DOLLARS INVESTED OR
                     PAYMENT MADE            REDEMPTION PROCEEDS

            FIRST                                   4.0%
            SECOND                                  3.0%
            THIRD                                   2.0%
            FOURTH                                  1.0%
            AFTER FOURTH                            0.0%



          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

          REDEMPTION FEE ON GLOBAL TECHNOLOGY FUND COMMON CLASS SHARES.

          Global Technology Fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of CSAM or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

          The Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A shareholder of the Funds or Class B or Class C shareholder of the Select Equity Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge, except for exchanges of Class A shares of the Funds or Class B or Class C shares of the Select Equity Fund. A redemption fee may be imposed on exchanges of Common Class shares of Global Technology fund if such shares are exchanged within 30 days after purchase. The Funds may refuse exchange purchases at any time without prior notice.


          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


          The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.


          THE FUNDS AND THEIR INVESTMENTS

          Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.


          Exempt interest dividends distributed to shareholders by the Municipal Bond Fund are not included in the shareholder's gross income for regular federal income tax purposes. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of the Municipal Bond Fund's taxable year at least 50% of the value of the Municipal Bond Fund must consist of exempt interest obligations.


          In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.


          The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Municipal Bond Fund are generally higher than those from other comparable municipal obligations acquired by the Municipal Bond the Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds.

          Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, exempt interest dividends are included in the "adjusted current earnings" adjustment for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.


          In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.


          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible for federal income tax purposes if (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. In particular, the receipt of exempt interest dividends paid by the Fund may cause a shareholder's social security or railroad retirement benefits to become subject to federal income taxation if such dividends, when added to the shareholder's other income, exceed certain threshold amounts. Prospective investors should consult their own tax advisers as to such consequences.

          Special Tax Considerations

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.


          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.


          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section

1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.


          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), such Fund may be subject to federal income tax and a deferral interest charge on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in certain PFICs taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


          FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          FUND TAXES ON SWAPS. As a result of entering into index swaps, the Funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.

Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          DIVIDENDS AND DISTRIBUTIONS. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder of the Municipal Bond Fund on the sale of a share of such Fund held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder with respect to such share. Moreover, any loss realized by a shareholder on the sale of a share of any Fund held by the shareholder for six months or less will (to the extent not disallowed as set forth in the previous sentence with respect to shares of the Municipal Bond
Fund) be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


          NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.


                          DETERMINATION OF PERFORMANCE


          From time to time, a Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. Funds that meet the size requirements for listing in THE WALL STREET JOURNAL are listed under the heading "Credit Suisse Common" for Common Class shares and "Credit Suisse ABC" for Class A, Class B and Class C shares. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)TO THE POWER OF n = ERV


     Where:    P = hypothetical initial payment of $1,000;


               T = average annual total return;


               n = number of years; and

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).





          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         [(ERV) - l]
Aggregate Total Return =   ---
                            P


          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% in the case of the Global Technology and Select Equity Funds and 3.00% in the case of the Municipal Bond Fund was deducted at the time of investment and with respect to the Class B and Class C shares of the Select Equity Fund, at the end of the relevant periods, the entire amount was redeemed and the appropriate CDSC, if any, was deducted. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.


          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.


          The average annual total returns for the Common shares of the following Funds for the periods ended August 31, 2002 were as follows:



                                                                          SINCE
                                         5 YEAR          10 YEAR        INCEPTION
FUND                     1 YEAR       (ANNUALIZED)     (ANNUALIZED)    (ANNUALIZED)    INCEPTION DATE
----                     ------       ------------     ------------    ------------    --------------
Global Technology       -34.73%           6.46%             N/A            8.26%          12/04/96
Municipal Bond            5.56%            N/A              N/A            5.49%          10/30/98
Select Equity           -20.21%            N/A              N/A            0.31%          10/30/98

          The aggregate total returns for the Common shares of the following Funds for the periods ended August 31, 2002 since inception were as follows:


FUND                       AGGREGATE RETURN            INCEPTION DATE
----                       ----------------            --------------
Global Technology               57.75%                    12/04/96
Municipal Bond                  22.78%                    10/30/98
Select Equity                    1.18%                    10/30/98


          Because the Class A shares of Global Technology, Municipal Bond and Select Equity Funds and the Class B and Class C shares of Select Equity Fund do not have a full calendar year of performance, performance for these classes is not presented.

          Performance information provided above for the Funds reflects the performance of the Common Class shares. The performance information provided above has not been restated to adjust for expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above would have been lower.




          The Funds may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


          YIELD


          Certain Funds may advertise a 30-day (or one month) yield. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:


                            2[(a - b + 1)TO THE POWER OF 6 - 1)
                    YIELD =    -----
                                cd

Where:    a =    dividends and interest earned by a Fund during the
                 period;

          b =    expenses accrued for the period (net of
                 reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


          Based on the foregoing calculation, the yields for the Common and Class A shares of Municipal Bond Fund for the 30-day period ended August 31, 2002 were 3.08% and 3.00%, respectively.

          TAX-EQUIVALENT YIELD - MUNICIPAL BOND FUND

          Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.



                          TAXPAYERS WITH AN            WOULD NEED TO          TO RECEIVE AFTER-TAX
                          EFFECTIVE COMBINED           EARN A TAXABLE         INCOME EQUAL TO THE        FOR THE 30-DAY
                          MARGINAL TAX RATE OF:        YIELD OF:              TAX-FREE YIELD OF:         PERIOD ENDED
                          ---------------------        --------------         --------------------       --------------
Municipal Bond            39.6%                        3.40%                  2.80%                      8/31/02
Fund - Common
Class

Municipal Bond            39.6%                        3.18%                  2.58%                      8/31/02
Fund - Class A



          If the Fund's fees or expenses are being waived or reimbursed by CSAM, the Fund may also advertise performance information before and after the effect of the fee waiver or expenses reimbursement.

TAX EQUIVALENT YIELDS
2002



    TAXABLE INCOME           EFFECTIVE        TAXABLE INCOME         EFFECTIVE FEDERAL
        SINGLE             FEDERAL RATE            JOINT                   RATE
    --------------         ------------       --------------         -----------------
    $27,950-67,700            27.00%          $46,701-$112,850            27.00%

    67,701-141,250            30.00%         $112,851-$171,950            30.00%

   141,251-307,050            35.00%         $171,951-$307,050            35.00%

      Over 307,050            39.60%             Over $307,050            38.60%


        IF YOUR COMBINED FEDERAL AND STATE EFFECTIVE TAX RATE IN 2002 IS:


                    30.87%     33.71%     38.45%      41.85%





TO MATCH THESE
TAX-FREE YIELDS:    YOUR TAXABLE INVESTMENT WOULD HAVE TO EARN THE FOLLOWING YIELD:
          2.00%          2.89%           3.02%             3.25%          3.44%

                                       89

          3.00%          4.34%           4.53%             4.87%          5.16%
          4.00%          5.79%           6.03%             6.50%          6.88%
          5.00%          7.23%           7.54%             8.12%          8.60%
          6.00%          8.68%           9.05%             9.75%         10.32%
          7.00%         10.13%          10.56%            11.37%         12.04%
          8.00%         11.57%          12.07%            13.06%         13.76%
          9.00%         13.02%          13.58%            14.62%         15.48%


          Please note:

1)   This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

          AFTER-TAX RETURN

          From time to time the Funds may include after-tax performance information in advertisements. To the extent the Funds include such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                           P(1 + T)TO THE POWER OF n = ATV(D)

Where: P      =  a hypothetical initial payment of $1,000.

       T      =  average annual total return (after taxes on distributions).

       n      =  number of years.

       ATV(D) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for each Fund's Common shares for the periods ended August 31, 2002 were as follows:


       FUND          1 YEAR         3 YEAR        5 YEAR       10 YEAR          SINCE INCEPTION
------------------------------------------------------------------------------------------------------
Global Technology    -34.73%        -21.57%        5.12%         N/A          7.07%       12/4/96

                                       90

Municipal Bond         4.64%          6.95%        5.37%         N/A          4.97%       10/30/98

Select Equity        -20.26%        -11.21%         N/A          N/A         -3.19%       10/30/98


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                         P(1 + T)TO THE POWER OF n = ATV(DR)

Where: P    =  a hypothetical initial payment of $1,000.

       T    =  average annual total return (after taxes on distributions and redemption).

       n    =  number of years.

       ATV(DR)= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for each Fund's Common shares for the periods ended August 31, 2002 were as follows:


       FUND          1 YEAR       3 YEAR      5 YEAR     10 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------------------
Global Technology    -21.32%      -15.77%      5.26%       N/A        6.80%        12/4/96

Municipal Bond         5.46%        6.64%      5.32%       N/A        5.01%       10/30/98

Select Equity        -12.37%       -6.83%       N/A        N/A       -0.84%       10/30/98

          The performance of each Fund's shares will vary from time to time depending upon market conditions, the composition of that Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, each Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.

          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycle and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

          Each Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds; (ii) the MSCI All Country World Free Growth Index (for Global Technology Fund), Standard & Poor's 500 Index (for Select Equity
Fund) and Lehman Brothers Municipal Bond Index (for Municipal Bond Fund); or
(iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC. INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time period. In addition, the Fund may from time to time compare the expense ratio of each class of its shares to those of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

          In reports or other communications to investors or in advertising, the Funds may also describe the general biography or work experience of their portfolio managers describing approaches taken in managing the Funds' investments, research methodology underlying stock selection or the Fund's investment objectives. In addition, each Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. The Funds may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS


          As of November 15, 2002, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:


                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
           GLOBAL TECHNOLOGY -              National Financial SVCS Corp.                           15.38%
              COMMON CLASS                  FBO Customers
                                            Church St. Station
                                            PO Box 3908
                                            New York, NY 10008-3908

                                            Charles Schwab & Co.                                    35.33%
                                            Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

             MUNICIPAL BOND -               Charles Schwab & Co.                                     5.60%
              COMMON CLASS                  Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

                                            Howard T. Hallowell III                                 17.27%
                                            PO Box 18298
                                            Rochester, NY 14618-0298

                 CLASS A                    American Enterprise Investment SVCS                      5.31%
                                            FBO 211369571
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*               13.68%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              65.49%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

             SELECT EQUITY -
              COMMON CLASS
                                            Ocean View Memorial Foundation                           9.11%
                                            PO Box 1366
                                            Myrtle Beach, SC 29578-1366

                                       93

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
                                            Merrill Lynch Pierce Fenner & Smith Inc.*               15.97%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Charles Schwab & Co.                                    16.93%
                                            Special Custody Account for the Exclusive
                                            Benefit of Customers
                                            Attn: Mutual Funds
                                            101 Montgomery St.
                                            San Francisco, CA 94104-4122

                 CLASS A                    American Enterprise Investment SVCS                      5.02%
                                            FBO 195099591
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                5.73%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            American Enterprise Investment SVCS                     13.34%
                                            FBO 124831371
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Donaldson Lufkin Jenrette*                              34.86%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

                 CLASS B                    American Enterprise Investment SVCS                      5.28%
                                            FBO 215024971
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            American Enterprise Investment SVCS                      5.44%
                                            FBO 215527651
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                6.06%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              59.68%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052

                                       94

                                                                                                   PERCENT
                                                                                                 OWNED AS OF
                  FUND                                    NAME AND ADDRESS                    NOVEMBER 15, 2002
                  ----                                    ----------------                    -----------------
                 CLASS C

                                            American Enterprise Investment SVCS                      5.19%
                                            FBO 163567841
                                            PO Box 9446
                                            Minneapolis, MN 55440-9446

                                            Merrill Lynch Pierce Fenner & Smith Inc.*                5.68%
                                            Building 1 Team A FL 2
                                            4800 Deer Lake Drive East
                                            Jacksonville, FL 32246-6486

                                            Donaldson Lufkin Jenrette*                              53.45%
                                            Securities Corporation Inc.
                                            PO Box 2052
                                            Jersey City, NJ 07303-2052




* The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.


                              FINANCIAL STATEMENTS


          Each Fund's audited ANNUAL REPORT(S) for the classes of shares it makes available, which either accompanies this STATEMENT OF ADDITIONAL INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                 THE ANNUAL REPORT OF THE ACQUIRING FUND FOR THE
                          YEAR ENDED DECEMBER 31, 2002.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2002


- CREDIT SUISSE
  GLOBAL POST-VENTURE CAPITAL FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

     For the 12 months ended October 31, 2002, the Common Class Shares and Advisor Class Shares of Credit Suisse Global Post-Venture Capital Fund(1) (the "Fund") had losses of 25.19% and 25.48%, respectively, vs. declines of 21.57% for the Russell 2000 Growth Index,(2) 13.25% for the Lipper Global Funds Index,(3) and 16.05% for the Morgan Stanley Capital International World Index.(4) The Fund's Class A Shares, Class B Shares and Class C Shares had losses of 25.37%, 25.83% and 25.82% respectively, for the same period.(5)

     The period was a very difficult one for most of the world's equity markets, hurt by uncertainty regarding the U.S. economy. While growth was surprisingly robust early in the period, the flow of data suggested a softer recovery going forward and even a potential return to recession. The outlook for profits dimmed accordingly. In addition, accounting irregularities uncovered within visible U.S. corporations caused a deterioration in investor confidence. These developments, along with ongoing geopolitical tensions, overwhelmed any grounds for encouragement, not the least of which was a global easing of monetary policy.

     Against this backdrop, the Fund had a significant loss, hurt by the global equity selloff and by the particular weakness in the growth-oriented stocks it targets. Stocks that hindered the Fund's performance included its U.S. and Japanese technology holdings and emerging-pharmaceutical holdings from Europe and elsewhere. On the positive side, stocks that aided the Fund's relative performance included its consumer-discretionary companies.

     In terms of the Fund's sector allocation, we continued to have sizable weightings in the technology, industrial, health-care and consumer-discretionary areas. We had smaller but still-meaningful positions in the consumer-staples, financial-services and energy sectors. Stocks we purchased late in the period included a Dutch semiconductor company, and, within the U.S., a provider of specialized pharmaceutical services and a company that operates a chain of organic food supermarkets.

     Notwithstanding the poor environment for equities in the period, and indeed since early 2000, we believe that the worst is probably behind us and that innovation within free markets will prevail over time. We view the downturn as being primarily driven by valuation concerns, and our ongoing contact with company managements convinces us that many opportunities exist from a longer-term perspective. However, we also believe that positive catalysts -- such as consistent improvement in the earnings outlook for companies, or additional central bank easing -- will be necessary for stocks to mount a sustainable rally.

     How long it takes for the economy and corporate profits to materially improve remains to be seen. Likewise, a positive turnaround in the initial public offering market -- which we view as an important gauge of sentiment regarding the companies the Fund invests in -- is an unknown quantity at present. But as always, we will continue to strive to identify leading-edge companies with solid long-term growth potential, a process that we believe will benefit patient investors over time.

Elizabeth B. Dater                              Vincent J. McBride
Co-Portfolio Manager                            Co-Portfolio Manager

Greg Norton-Kidd                                Calvin E. Chung
Co-Portfolio Manager                            Associate Portfolio
                                                Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE OF THE NATURE OF THE FUND'S POST-VENTURE-CAPITAL INVESTMENTS AND CERTAIN AGGRESSIVE STRATEGIES IT MAY USE, AN INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
   POST-VENTURE CAPITAL FUND(1) COMMON CLASS SHARES, ADVISOR CLASS SHARES, THE RUSSELL 2000 GROWTH INDEX(2), THE LIPPER GLOBAL FUNDS INDEX(3) AND THE MSCI
              WORLD INDEX(4) FROM INCEPTION (9/30/96). (UNAUDITED)

            CREDIT SUISSE GLOBAL POST-VENTURE           CREDIT SUISSE GLOBAL POST-VENTURE            RUSSELL 2000 GROWTH
            CAPITAL FUND(1) COMMON CLASS -- $12,796     CAPITAL FUND(1) ADVISOR CLASS -- $12,567     INDEX(2) -- $ 7,871
 9/30/96                                   $ 10,000                                     $ 10,000                $ 10,000
10/31/96                                   $  9,860                                     $  9,850                $  9,569
11/30/96                                   $ 10,020                                     $ 10,010                $  9,835
12/31/96                                   $ 10,060                                     $ 10,050                $ 10,026
 1/31/97                                   $ 10,340                                     $ 10,330                $ 10,277
 2/28/97                                   $  9,760                                     $  9,740                $  9,656
 3/31/97                                   $  9,140                                     $  9,120                $  8,975
 4/30/97                                   $  9,180                                     $  9,160                $  8,871
 5/31/97                                   $ 10,120                                     $ 10,090                $ 10,204
 6/30/97                                   $ 10,380                                     $ 10,360                $ 10,550
 7/31/97                                   $ 11,160                                     $ 11,120                $ 11,091
 8/31/97                                   $ 10,970                                     $ 10,940                $ 11,424
 9/30/97                                   $ 11,760                                     $ 11,720                $ 12,335
10/31/97                                   $ 11,150                                     $ 11,110                $ 11,595
11/30/97                                   $ 11,020                                     $ 10,970                $ 11,318
12/31/97                                   $ 10,937                                     $ 10,885                $ 11,324
 1/31/98                                   $ 10,698                                     $ 10,646                $ 11,173
 2/28/98                                   $ 11,903                                     $ 11,839                $ 12,160
 3/31/98                                   $ 12,713                                     $ 12,648                $ 12,670
 4/30/98                                   $ 13,440                                     $ 13,364                $ 12,748
 5/31/98                                   $ 12,921                                     $ 12,846                $ 11,822
 6/30/98                                   $ 13,118                                     $ 13,043                $ 11,942
 7/31/98                                   $ 12,484                                     $ 12,410                $ 10,945
 8/31/98                                   $  9,867                                     $  9,805                $  8,419
 9/30/98                                   $ 10,283                                     $ 10,220                $  9,272
10/31/98                                   $ 10,937                                     $ 10,853                $  9,756
11/30/98                                   $ 11,872                                     $ 11,787                $ 10,513
12/31/98                                   $ 13,064                                     $ 12,968                $ 11,464
 1/31/99                                   $ 13,627                                     $ 13,530                $ 11,980
 2/28/99                                   $ 14,179                                     $ 14,081                $ 10,884
 3/31/99                                   $ 15,283                                     $ 15,174                $ 11,271
 4/30/99                                   $ 16,210                                     $ 16,090                $ 12,267
 5/31/99                                   $ 15,950                                     $ 15,830                $ 12,286
 6/30/99                                   $ 18,492                                     $ 18,338                $ 12,933
 7/31/99                                   $ 19,242                                     $ 19,087                $ 12,533
 8/31/99                                   $ 19,346                                     $ 19,181                $ 12,065
 9/30/99                                   $ 19,429                                     $ 19,254                $ 12,297
10/31/99                                   $ 20,054                                     $ 19,868                $ 12,612
11/30/99                                   $ 25,409                                     $ 25,165                $ 13,946
12/31/99                                   $ 31,480                                     $ 31,184                $ 16,404
 1/31/00                                   $ 32,374                                     $ 32,078                $ 16,251
 2/29/00                                   $ 39,690                                     $ 39,325                $ 20,032
 3/31/00                                   $ 38,738                                     $ 38,372                $ 17,926
 4/30/00                                   $ 34,743                                     $ 34,400                $ 16,116
 5/31/00                                   $ 31,793                                     $ 31,473                $ 14,705
 6/30/00                                   $ 34,359                                     $ 34,005                $ 16,605
 7/31/00                                   $ 33,117                                     $ 32,762                $ 15,182
 8/31/00                                   $ 37,506                                     $ 37,105                $ 16,779
 9/30/00                                   $ 35,985                                     $ 35,584                $ 15,945
10/31/00                                   $ 32,129                                     $ 31,775                $ 14,651
11/30/00                                   $ 25,731                                     $ 25,446                $ 11,991
12/31/00                                   $ 26,358                                     $ 26,061                $ 12,724
 1/31/01                                   $ 27,217                                     $ 26,897                $ 13,754
 2/28/01                                   $ 23,536                                     $ 23,262                $ 11,869
 3/31/01                                   $ 20,517                                     $ 20,277                $ 10,790
 4/30/01                                   $ 22,329                                     $ 22,054                $ 12,110
 5/31/01                                   $ 21,899                                     $ 21,624                $ 12,391
 6/30/01                                   $ 21,284                                     $ 21,021                $ 12,729
 7/31/01                                   $ 19,913                                     $ 19,650                $ 11,644
 8/31/01                                   $ 18,764                                     $ 18,524                $ 10,916
 9/30/01                                   $ 16,035                                     $ 15,818                $  9,154
10/31/01                                   $ 17,103                                     $ 16,863                $ 10,035
11/30/01                                   $ 18,462                                     $ 18,199                $ 10,873
12/31/01                                   $ 19,205                                     $ 18,919                $ 11,550
 1/31/02                                   $ 18,427                                     $ 18,152                $ 11,139
 2/28/02                                   $ 17,719                                     $ 17,444                $ 10,418
 3/31/02                                   $ 18,659                                     $ 18,361                $ 11,323
 4/30/02                                   $ 18,079                                     $ 17,792                $ 11,079
 5/31/02                                   $ 17,499                                     $ 17,223                $ 10,431
 6/30/02                                   $ 16,419                                     $ 16,155                $  9,546
 7/31/02                                   $ 14,329                                     $ 14,100                $  8,079
 8/31/02                                   $ 13,772                                     $ 13,543                $  8,075
 9/30/02                                   $ 12,459                                     $ 12,254                $  7,492
10/31/02                                   $ 12,796                                     $ 12,567                $  7,871

                 LIPPER GLOBAL FUNDS     MSCI WORLD
                 INDEX(3) -- $11,454     INDEX(4) -- $11,095
 9/30/96                    $ 10,000                $ 10,000
10/31/96                    $ 10,003                $ 10,072
11/30/96                    $ 10,476                $ 10,638
12/31/96                    $ 10,492                $ 10,469
 1/31/97                    $ 10,727                $ 10,597
 2/28/97                    $ 10,793                $ 10,721
 3/31/97                    $ 10,663                $ 10,511
 4/30/97                    $ 10,799                $ 10,856
 5/31/97                    $ 11,459                $ 11,528
 6/30/97                    $ 11,951                $ 12,105
 7/31/97                    $ 12,548                $ 12,664
 8/31/97                    $ 11,853                $ 11,818
 9/30/97                    $ 12,589                $ 12,462
10/31/97                    $ 11,797                $ 11,808
11/30/97                    $ 11,821                $ 12,019
12/31/97                    $ 11,960                $ 12,167
 1/31/98                    $ 12,094                $ 12,508
 2/28/98                    $ 12,911                $ 13,357
 3/31/98                    $ 13,560                $ 13,923
 4/30/98                    $ 13,758                $ 14,061
 5/31/98                    $ 13,640                $ 13,887
 6/30/98                    $ 13,683                $ 14,218
 7/31/98                    $ 13,688                $ 14,197
 8/31/98                    $ 11,695                $ 12,306
 9/30/98                    $ 11,702                $ 12,526
10/31/98                    $ 12,476                $ 13,661
11/30/98                    $ 13,163                $ 14,475
12/31/98                    $ 13,710                $ 15,184
 1/31/99                    $ 13,997                $ 15,519
 2/28/99                    $ 13,593                $ 15,108
 3/31/99                    $ 14,059                $ 15,740
 4/30/99                    $ 14,697                $ 16,362
 5/31/99                    $ 14,265                $ 15,767
 6/30/99                    $ 14,984                $ 16,504
 7/31/99                    $ 15,024                $ 16,456
 8/31/99                    $ 15,008                $ 16,429
 9/30/99                    $ 14,878                $ 16,272
10/31/99                    $ 15,457                $ 17,120
11/30/99                    $ 16,495                $ 17,604
12/31/99                    $ 18,328                $ 19,031
 1/31/00                    $ 17,612                $ 17,944
 2/29/00                    $ 18,701                $ 17,994
 3/31/00                    $ 19,167                $ 19,240
 4/30/00                    $ 18,211                $ 18,429
 5/31/00                    $ 17,669                $ 17,965
 6/30/00                    $ 18,369                $ 18,572
 7/31/00                    $ 17,997                $ 18,051
 8/31/00                    $ 18,727                $ 18,641
 9/30/00                    $ 17,732                $ 17,652
10/31/00                    $ 17,300                $ 17,358
11/30/00                    $ 16,292                $ 16,307
12/31/00                    $ 16,770                $ 16,573
 1/31/01                    $ 17,047                $ 16,895
 2/28/01                    $ 15,798                $ 15,469
 3/31/01                    $ 14,701                $ 14,456
 4/30/01                    $ 15,708                $ 15,528
 5/31/01                    $ 15,613                $ 15,335
 6/30/01                    $ 15,174                $ 14,857
 7/31/01                    $ 14,798                $ 14,661
 8/31/01                    $ 14,210                $ 13,960
 9/30/01                    $ 12,882                $ 12,732
10/31/01                    $ 13,203                $ 12,977
11/30/01                    $ 13,923                $ 13,747
12/31/01                    $ 14,126                $ 13,835
 1/31/02                    $ 13,698                $ 13,417
 2/28/02                    $ 13,617                $ 13,303
 3/31/02                    $ 14,262                $ 13,894
 4/30/02                    $ 13,916                $ 13,427
 5/31/02                    $ 13,948                $ 13,458
 6/30/02                    $ 13,138                $ 12,645
 7/31/02                    $ 11,976                $ 11,580
 8/31/02                    $ 12,031                $ 11,604
 9/30/02                    $ 10,835                $ 10,331
10/31/02                    $ 11,454                $ 11,095

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
 POST-VENTURE CAPITAL FUND(1) CLASS A SHARES(5), CLASS B SHARES(5), AND CLASS C
  SHARES(5), THE RUSSELL 2000 GROWTH INDEX(2), THE LIPPER GLOBAL FUNDS INDEX(3)
        AND THE MSCI WORLD INDEX(4) FROM INCEPTION (7/31/01). (UNAUDITED)

              CREDIT SUISSE GLOBAL POST-VENTURE       CREDIT SUISSE GLOBAL POST-VENTURE        CREDIT SUISSE GLOBAL POST-VENTURE
              CAPITAL FUND(1) CLASS A(5) -- $6,044    CAPITAL FUND(1) CLASS B(5) -- $ 6,171    CAPITAL FUND(1) CLASS C(5) -- $ 6,367
 7/31/01                                   $ 9,425                                 $ 10,000                                 $ 10,000
 8/31/01                                   $ 8,881                                 $  9,417                                 $  9,417
 9/30/01                                   $ 7,589                                 $  8,040                                 $  8,041
10/31/01                                   $ 8,100                                 $  8,576                                 $  8,583
11/30/01                                   $ 8,738                                 $  9,252                                 $  9,260
12/31/01                                   $ 9,090                                 $  9,614                                 $  9,621
 1/31/02                                   $ 8,721                                 $  9,217                                 $  9,224
 2/28/02                                   $ 8,386                                 $  8,855                                 $  8,869
 3/31/02                                   $ 8,832                                 $  9,322                                 $  9,329
 4/30/02                                   $ 8,557                                 $  9,024                                 $  9,031
 5/31/02                                   $ 8,287                                 $  8,732                                 $  8,740
 6/30/02                                   $ 7,776                                 $  8,189                                 $  8,198
 7/31/02                                   $ 6,781                                 $  7,140                                 $  7,149
 8/31/02                                   $ 6,517                                 $  6,854                                 $  6,863
 9/30/02                                   $ 5,895                                 $  6,195                                 $  6,209
10/31/02                                   $ 6,044                                 $  6,172                                 $  6,367

                 RUSSELL 2000 GROWTH    LIPPER GLOBAL FUNDS     MSCI WORLD
                 INDEX(2) -- $ 6,760    INDEX(3) -- $ 7,741     INDEX(4) -- $ 7,568
 7/31/01                    $ 10,000               $ 10,000                $ 10,000
 8/31/01                    $  9,375               $  9,603                $  9,522
 9/30/01                    $  7,862               $  8,706                $  8,684
10/31/01                    $  8,618               $  8,923                $  8,851
11/30/01                    $  9,338               $  9,409                $  9,376
12/31/01                    $  9,919               $  9,546                $  9,436
 1/31/02                    $  9,566               $  9,257                $  9,152
 2/28/02                    $  8,947               $  9,202                $  9,074
 3/31/02                    $  9,725               $  9,638                $  9,477
 4/30/02                    $  9,515               $  9,404                $  9,158
 5/31/02                    $  8,958               $  9,426                $  9,180
 6/30/02                    $  8,199               $  8,878                $  8,625
 7/31/02                    $  6,938               $  8,093                $  7,899
 8/31/02                    $  6,935               $  8,130                $  7,915
 9/30/02                    $  6,434               $  7,322                $  7,046
10/31/02                    $  6,760               $  7,741                $  7,568

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

                                                                               SINCE
                                                     1 YEAR      5 YEARS     INCEPTION
                                                    --------    ---------    ---------
Common Class                                        (22.30%)      1.16%        3.73%
Advisor Class                                       (22.54%)      0.89%        3.44%
Class A Without Sales Charge                        (22.30%)        --       (33.03%)
Class A With Maximum Sales Charge                   (26.76%)        --       (36.34%)
Class B Without Sales Charge                        (22.92%)        --       (33.56%)
Class B With Maximum Sales Charge                   (26.00%)        --       (35.27%)
Class C Without Sales Charge                        (22.77%)        --       (33.45%)
Class C With Maximum Sales Charge                   (23.54%)        --       (33.45%)

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

                                                                               SINCE
                                                     1 YEAR      5 YEARS     INCEPTION
                                                    --------    ---------    ---------
Common Class                                        (25.19%)      2.79%        4.13%
Advisor Class                                       (25.48%)      2.50%        3.82%
Class A Without Sales Charge                        (25.37%)        --       (29.81%)
Class A With Maximum Sales Charge                   (29.67%)        --       (33.05%)
Class B Without Sales Charge                        (25.83%)        --       (30.27%)
Class B With Maximum Sales Charge                   (28.80%)        --       (31.94%)
Class C Without Sales Charge                        (25.82%)        --       (30.21%)
Class C With Maximum Sales Charge                   (26.56%)        --       (30.21%)

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued any time.
(2) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is complied by the Frank Russell Company. Investors cannot invest directly in an index.
(3) The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying equity funds classified by Lipper Inc. as global. It is compiled by Lipper Inc. Investors cannot invest directly in an index.
(4) The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.
(5) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was -29.67%. Total return for Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was -28.80%. Total return for Class C Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was -26.56%.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2002

                                                      NUMBER OF
                                                        SHARES         VALUE
                                                      ---------    ------------
COMMON STOCKS (94.7%)
BERMUDA (0.7%)
INSURANCE (0.7%)
    Montpelier Re Holdings, Ltd*                         14,200    $    360,680
                                                                   ------------
TOTAL BERMUDA                                                           360,680
                                                                   ------------
CANADA (1.6%)
FOOD & DRUG RETAILING (1.6%)
    Shoppers Drug Mart Corp.*                            55,100         876,048
                                                                   ------------
TOTAL CANADA                                                            876,048
                                                                   ------------
FRANCE (4.1%)
COMMERCIAL SERVICES & SUPPLIES (2.7%)
    Neopost SA*                                          42,730       1,489,530
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.4%)
    Generale de Sante*                                   75,800         750,659
                                                                   ------------
TOTAL FRANCE                                                          2,240,189
                                                                   ------------
IRELAND (3.8%)
AIRLINES (3.8%)
    Ryanair Holdings PLC*                               232,800       1,527,884
    Ryanair Holdings PLC ADR*                            14,600         543,266
                                                                   ------------
                                                                      2,071,150
                                                                   ------------
TOTAL IRELAND                                                         2,071,150
                                                                   ------------
JAPAN (3.3%)
COMMERCIAL SERVICES & SUPPLIES (0.6%)
    Venture Link Company, Ltd.                           57,500         334,188
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (2.7%)
    Nintendo Company, Ltd.                               14,900       1,435,194
    Sega Corp.*                                              40             483
                                                                   ------------
                                                                      1,435,677
                                                                   ------------
TOTAL JAPAN                                                           1,769,865
                                                                   ------------
NETHERLANDS (4.6%)
FOOD PRODUCTS (1.8%)
    Nutreco Holdings NV                                  71,010         936,693
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.8%)
    ASML Holding NV*                                    174,460       1,529,019
                                                                   ------------
TOTAL NETHERLANDS                                                     2,465,712
                                                                   ------------
NORWAY (3.4%)
MEDIA (3.4%)
    Tandberg ASA*                                       171,600       1,857,584
                                                                   ------------
TOTAL NORWAY                                                          1,857,584
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                      NUMBER OF
                                                        SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)

SPAIN (1.6%)
IT CONSULTING & SERVICES (1.6%)
    Indra Sistemas SA                                   126,800    $    882,771
                                                                   ------------
TOTAL SPAIN                                                             882,771
                                                                   ------------
SWEDEN (1.5%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.5%)
    Getinge AB Class B                                   43,700         810,841
                                                                   ------------
TOTAL SWEDEN                                                            810,841
                                                                   ------------
SWITZERLAND (3.0%)
COMPUTERS & PERIPHERALS (2.7%)
    Logitech International SA*                           43,950       1,443,971
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (0.3%)
    Nobel Biocare Holding AG*                             2,913         162,010
                                                                   ------------
TOTAL SWITZERLAND                                                     1,605,981
                                                                   ------------
UNITED KINGDOM (16.5%)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
    Amey PLC                                            498,500         222,272
    Nestor Healthcare Group PLC                         233,500         631,988
                                                                   ------------
                                                                        854,260
                                                                   ------------
DIVERSIFIED FINANCIALS (2.8%)
    Amvescap PLC                                        243,000       1,505,487
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.4%)
    Wood Group (John) PLC                               313,600         785,003
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE (2.9%)
    Enterprise Inns PLC                                 114,400       1,035,392
    William Hill PLC                                    157,260         532,047
                                                                   ------------
                                                                      1,567,439
                                                                   ------------
HOUSEHOLD DURABLES (2.8%)
    MFI Furniture Group PLC                             742,700       1,522,159
                                                                   ------------
SOFTWARE (2.9%)
    Insignia Solutions, Inc. ADR*                       100,200          38,076
    Sage Group PLC                                      664,500       1,517,831
                                                                   ------------
                                                                      1,555,907
                                                                   ------------
SPECIALTY RETAIL (2.1%)
    Game Group PLC                                      656,600       1,147,952
                                                                   ------------
TOTAL UNITED KINGDOM                                                  8,938,207
                                                                   ------------
UNITED STATES (50.6%)
BANKS (1.1%)
    Mellon Financial Corp.                               21,000         594,090
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                      NUMBER OF
                                                        SHARES         VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)

BIOTECHNOLOGY (4.9%)
    Affymetrix, Inc.*                                    51,000    $  1,331,100
    IDEC Pharmaceuticals Corp.*                          13,100         602,862
    Medimmune, Inc.*                                     29,100         743,505
                                                                   ------------
                                                                      2,677,467
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (3.4%)
    BISYS Group, Inc.*                                   51,200         916,480
    Education Management Corp.*                          25,400         932,180
                                                                   ------------
                                                                      1,848,660
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.0%)
    Cisco Systems, Inc.*                                  1,628          18,201
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
    Fisher Scientific International, Inc.*               29,700         849,420
                                                                   ------------
FOOD & DRUG RETAILING (1.1%)
    Whole Foods Market, Inc.                             12,300         573,844
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (11.5%)
    Accredo Health, Inc.*                                13,600         629,408
    AdvancePCS*                                          48,300       1,212,330
    Anthem, Inc.*                                        19,200       1,209,600
    Health Management Associates, Inc. Class A*          31,900         609,928
    Manor Care, Inc.*                                    50,600       1,000,362
    Quest Diagnostics, Inc.*                             16,000       1,021,280
    United Surgical Partners International, Inc.*        27,000         536,220
                                                                   ------------
                                                                      6,219,128
                                                                   ------------
INSURANCE (2.9%)
    Ambac Financial Group, Inc.                          10,000         618,000
    Radian Group, Inc.                                   26,400         931,128
                                                                   ------------
                                                                      1,549,128
                                                                   ------------
INTERNET & CATALOG RETAIL (1.8%)
    USA Networks, Inc.*                                  37,800         955,962
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.6%)
    BEA Systems, Inc.*                                  107,400         868,758
    Magma Design Automation, Inc.*                          390           3,327
                                                                   ------------
                                                                        872,085
                                                                   ------------
IT CONSULTING & SERVICES (1.3%)
    Anteon International Corp.*                          31,100         715,300
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (2.1%)
    Mattel, Inc.                                         62,600       1,149,336
                                                                   ------------
MEDIA (2.7%)
    Cablevision Systems New York Group Class A*          54,500         521,020
    Clear Channel Communications, Inc.*                   7,400         274,170

                 See Accompanying Notes to Financial Statements.

                                        7

                                                      NUMBER OF
                                                        SHARES        VALUE
                                                      ---------    ------------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)

    Insight Communications Company, Inc.*                69,600    $    677,904
                                                                   ------------
                                                                      1,473,094
                                                                   ------------
MULTILINE RETAIL (1.2%)
    Dollar Tree Stores, Inc.*                            25,300         665,137
                                                                   ------------
OIL & GAS (2.9%)
    Chaparral Resources, Inc.*                                1               1
    Newfield Exploration Co.*                            26,000         909,740
    Spinnaker Exploration Co.*                           33,600         646,800
                                                                   ------------
                                                                      1,556,541
                                                                   ------------
PHARMACEUTICALS (0.8%)
    Watson Pharmaceuticals, Inc.*                        16,300         448,087
                                                                   ------------
REAL ESTATE (1.6%)
    Istar Financial, Inc.                                30,000         852,000
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
    Integrated Circuit Systems, Inc.*                    16,300         333,172
    Ultratech Stepper, Inc.*                             59,600         524,480
                                                                   ------------
                                                                        857,652
                                                                   ------------
SPECIALTY RETAIL (3.7%)
    Dick's Sporting Goods, Inc.*                         29,400         482,160
    Hot Topic, Inc.*                                     50,400         982,800
    Yankee Candle Company, Inc.*                         32,800         562,520
                                                                   ------------
                                                                      2,027,480
                                                                   ------------
VENTURE CAPITAL (2.8%)
    Austin Ventures*++                                   36,319          36,319
    Boston Ventures*++                                  455,659         455,659
    CVC Capital Partners*++                             148,772         148,773
    Madison Dearborn Partners*++                        114,091         114,091
    NewEnterprise Associates*++                         418,487         418,487
    Oak Investment Partners XLP*++                      367,637         367,637
                                                                   ------------
                                                                      1,540,966
                                                                   ------------
TOTAL UNITED STATES                                                  27,443,578
                                                                   ------------

TOTAL COMMON STOCKS (Cost $60,082,066)                               51,322,606
                                                                   ------------
PREFERRED STOCKS (1.6%)
UNITED STATES (1.6%)
CONSUMER SERVICES (1.5%)
    PRN Corp.*++                                         88,000         792,000
INTERNET SOFTWARE & SERVICES (0.1%)
    Planetweb, Inc.*++                                  183,800          71,682
                                                                   ------------

TOTAL PREFERRED STOCKS (Cost $1,790,331)                                863,682
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

                                        8

                                                      NUMBER OF
                                                        SHARES         VALUE
                                                      ---------    ------------
WARRANTS (0.0%)
CANADA (0.0%)
INTERNET SOFTWARE & SERVICES (0.0%)
    Wysdom, Inc.*++                                      60,000    $          0
                                                                   ------------
TOTAL CANADA                                                                  0
                                                                   ------------
UNITED STATES (0.0%)
CONSUMER SERVICES (0.0%)
    PRN Corp.*++                                         20,366               0
                                                                   ------------
TOTAL UNITED STATES                                                           0
                                                                   ------------

TOTAL WARRANTS (Cost $228,000)                                                0
                                                                   ------------

                                                        PAR
                                                       (000)
                                                       -----
SHORT-TERM INVESTMENT (4.0%)
    State Street Bank and Trust Co.
      Euro Time Deposit, 1.750%, 11/01/02
    (Cost $2,173,000)                                $    2,173       2,173,000
                                                                   ------------
TOTAL INVESTMENTS  AT VALUE (100.3%)
  (Cost $64,273,397)                                                 54,359,288

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                          (175,622)
                                                                   ------------

NET ASSETS (100.0%)                                                $ 54,183,666
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
*  Non-income producing security
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $64,273,397)                                             $  54,359,288
    Cash                                                                                          551
    Foreign currency (Cost $20,596)                                                            20,735
    Receivable for investments sold                                                           142,578
    Dividend and interest receivable                                                           24,510
    Receivable for fund shares sold                                                             8,969
    Prepaid expenses and other assets                                                          30,980
                                                                                        -------------
      Total Assets                                                                         54,587,611
                                                                                        -------------
LIABILITIES
    Advisory fee payable                                                                       12,956
    Administrative services fee payable                                                        10,223
    Distribution/Shareholder Servicing fee payable                                             11,735
    Directors' fee payable                                                                      2,281
    Payable for investments purchased                                                         158,463
    Payable for fund shares redeemed                                                          136,198
    Other accrued expenses payable                                                             72,089
                                                                                        -------------
      Total Liabilities                                                                       403,945
                                                                                        -------------
NET ASSETS
    Capital stock, $0.001 par value                                                             4,921
    Paid-in capital                                                                       149,215,664
    Accumulated net realized loss on investments and foreign currency transactions        (85,123,599)
    Net unrealized depreciation from investments and foreign currency translations         (9,913,320)
                                                                                        -------------
      Net Assets                                                                        $  54,183,666
                                                                                        =============
COMMON SHARES
    Net assets                                                                          $  52,702,054
    Shares outstanding                                                                      4,784,338
                                                                                        -------------
    Net asset value, offering price and redemption price per share                      $       11.02
                                                                                        =============
ADVISOR SHARES
    Net assets                                                                          $   1,305,912
    Shares outstanding                                                                        120,694
                                                                                        -------------
    Net asset value, offering price and redemption price per share                      $       10.82
                                                                                        =============

                 See Accompanying Notes to Financial Statements.

                                       10

A SHARES
    Net assets                                                                          $      35,034
    Shares outstanding                                                                          3,185
                                                                                        -------------
    Net asset value and redemption price per share                                      $       11.00
                                                                                        =============
    Maximum offering price per share (net asset value/(1-5.75%))                        $       11.67
                                                                                        =============
B SHARES
    Net assets                                                                          $      80,860
    Shares outstanding                                                                          7,413
                                                                                        -------------
    Net asset value and offering price per share                                        $       10.91
                                                                                        =============
C SHARES
    Net assets                                                                          $      59,806
    Shares outstanding                                                                          5,477
                                                                                        -------------
    Net asset value and offering price per share                                        $       10.92
                                                                                        =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Dividends                                                                                  $      322,180
    Interest                                                                                           53,058
    Foreign taxes withheld                                                                            (51,878)
                                                                                               --------------
      Total investment income                                                                         323,360
                                                                                               --------------
EXPENSES
    Investment advisory fees                                                                        1,094,934
    Administrative services fees                                                                      161,458
    Shareholder servicing/Distribution fees                                                           226,466
    Transfer agent fees                                                                               343,460
    Registration fees                                                                                 110,492
    Printing fees                                                                                     101,441
    Legal fees                                                                                         32,163
    Custodian fees                                                                                     31,355
    Audit fees                                                                                         21,807
    Directors' fees                                                                                    17,592
    Insurance expense                                                                                   7,078
    Interest expense                                                                                    3,082
    Miscellaneous expense                                                                               7,266
                                                                                               --------------
      Total expenses                                                                                2,158,594
    Less: fees waived                                                                                (705,801)
                                                                                               --------------
      Net expenses                                                                                  1,452,793
                                                                                               --------------
       Net investment loss                                                                         (1,129,433)
                                                                                               --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                            (17,234,000)
    Net realized loss on foreign currency transactions                                                (33,579)
    Net change in unrealized appreciation (depreciation) from investments                          (1,284,783)
    Net change in unrealized appreciation (depreciation) from foreign currency translations            10,156
                                                                                               --------------
    Net realized and unrealized loss from investments and foreign currency related items          (18,542,206)
                                                                                               --------------
    Net decrease in net assets resulting from operations                                       $  (19,671,639)
                                                                                               ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR         FOR THE YEAR
                                                                                ENDED                ENDED
                                                                          OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                          ----------------     ----------------
FROM OPERATIONS
  Net investment loss                                                      $   (1,129,433)      $   (1,602,940)
  Net realized loss on investments and foreign currency transactions          (17,267,579)         (64,110,078)
  Net change in unrealized appreciation (depreciation) from investments
    and foreign currency translations                                          (1,274,627)         (37,024,603)
                                                                           --------------       --------------
    Net decrease in net assets resulting from operations                      (19,671,639)        (102,737,621)
                                                                           --------------       --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                 74,346,761          115,690,007
  Net asset value of shares redeemed                                          (97,715,397)(1)     (136,164,025)
                                                                           --------------       --------------
    Net decrease in net assets from capital share transactions                (23,368,636)         (20,474,018)
                                                                           --------------       --------------
  Net decrease in net assets                                                  (43,040,275)        (123,211,639)
NET ASSETS
  Beginning of year                                                            97,223,941          220,435,580
                                                                           --------------       --------------
  End of year                                                              $   54,183,666       $   97,223,941
                                                                           ==============       ==============

----------
(1) Net of $7,730 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                             FOR THE YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------------------------
                                                            2002           2001           2000           1999           1998
                                                          --------       --------       --------       --------       --------
PER SHARE DATA
  Net asset value, beginning of period                    $  14.73       $  27.67       $  19.25       $  10.53       $  11.15
                                                          --------       --------       --------       --------       --------
INVESTMENT OPERATIONS
  Net investment loss                                        (0.19)(1)      (0.21)(1)      (0.13)         (0.09)         (0.02)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                           (3.52)        (12.73)         11.35           8.84          (0.20)
                                                          --------       --------       --------       --------       --------
      Total from investment operations                       (3.71)        (12.94)         11.22           8.75          (0.22)
                                                          --------       --------       --------       --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                          --             --             --             --          (0.29)
  Distributions from net realized gains                         --             --          (2.80)         (0.03)         (0.11)
                                                          --------       --------       --------       --------       --------
      Total dividends and distributions                         --             --          (2.80)         (0.03)         (0.40)
                                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                            $  11.02       $  14.73       $  27.67       $  19.25       $  10.53
                                                          ========       ========       ========       ========       ========
      Total return(2)                                       (25.19)%       (46.77)%        60.22%         83.36%         (1.91)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                $ 52,702       $ 94,322       $211,822       $  7,263       $  3,661
    Ratio of expenses to average net assets                   1.65%          1.65%(3)       1.67%(3)       1.66%(3)       1.65%(3)
    Ratio of net investment loss to average
      net assets                                             (1.28)%        (1.06)%        (0.77)%        (0.61)%        (1.01)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                    0.81%          0.49%          0.44%          2.07%          3.90%
  Portfolio turnover rate                                       84%           138%            96%           240%           187%

----------
(1) Per share information is calculated using the average shares outstanding method.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.65% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------------------------------
                                                         2002            2001            2000            1999            1998
                                                      ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period                $    14.52      $    27.36      $    19.09      $    10.46      $    11.11
                                                      ----------      ----------      ----------      ----------      ----------
INVESTMENT OPERATIONS
  Net investment loss                                      (0.22)(1)       (0.25)(1)       (0.16)          (0.12)(1)       (0.15)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                         (3.48)         (12.59)          11.24            8.78           (0.11)
                                                      ----------      ----------      ----------      ----------      ----------
      Total from investment operations                     (3.70)         (12.84)          11.08            8.66           (0.26)
                                                      ----------      ----------      ----------      ----------      ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                        --              --              --              --           (0.28)
  Distributions from net realized gains                       --              --           (2.81)          (0.03)          (0.11)
                                                      ----------      ----------      ----------      ----------      ----------
      Total dividends and distributions                       --              --           (2.81)          (0.03)          (0.39)
                                                      ----------      ----------      ----------      ----------      ----------
REDEMPTION FEES                                               --(2)           --              --              --              --
                                                      ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                        $    10.82      $    14.52      $    27.36      $    19.09      $    10.46
                                                      ==========      ==========      ==========      ==========      ==========
      Total return(3)                                     (25.48)%        (46.93)%         59.94%          83.06%          (2.31)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)            $    1,306      $    2,858      $    8,614      $       54      $        1
    Ratio of expenses to average net assets                 1.90%           1.90%(4)        1.92%(4)        1.91%(4)        1.90%(4)
    Ratio of net investment loss to average
      net assets                                           (1.55)%         (1.30)%         (1.02)%         (1.24)%         (1.26)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                  0.80%           0.48%           0.44%           1.27%          45.95%
  Portfolio turnover rate                                     84%            138%             96%            240%            187%

----------
(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .00%, .02%, .01%, and .00% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 1.90% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                             FOR THE YEAR
                                                           ENDED OCTOBER 31,
                                                      --------------------------
                                                         2002           2001(1)
                                                      ---------       ----------
PER SHARE DATA
  Net asset value, beginning of period                $   14.74       $    17.15
                                                      ---------       ----------

INVESTMENT OPERATIONS
  Net investment loss                                     (0.15)(2)        (0.06)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                        (3.59)           (2.35)
                                                      ---------       ----------
      Total from investment operations                    (3.74)           (2.41)
                                                      ---------       ----------
NET ASSET VALUE, END OF PERIOD                        $   11.00       $    14.74
                                                      =========       ==========
      Total return(3)                                    (25.37)%         (14.05)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)            $      35       $        1
    Ratio of expenses to average net assets                1.65%            1.65%(4)
    Ratio of net investment loss to
      average net assets                                  (1.16)%          (1.39)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 1.02%            1.03%(4)
  Portfolio turnover rate                                    84%             138%

----------
(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                            FOR THE YEAR
                                                          ENDED OCTOBER 31,
                                                      --------------------------
                                                         2002           2001(1)
                                                      ---------       ----------
PER SHARE DATA
  Net asset value, beginning of period                $   14.71       $    17.15
                                                      ---------       ----------
INVESTMENT OPERATIONS
  Net investment loss                                     (0.30)(2)        (0.08)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                        (3.50)           (2.36)
                                                      ---------       ----------
      Total from investment operations                    (3.80)           (2.44)
                                                      ---------       ----------
NET ASSET VALUE, END OF PERIOD                        $   10.91       $    14.71
                                                      =========       ==========
      Total return(3)                                    (25.83)%         (14.23)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)            $      81       $        1
    Ratio of expenses to average net assets                2.40%            2.40%(4)
    Ratio of net investment loss to
      average net assets                                  (2.07)%          (2.09)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.80%            1.02%(4)
  Portfolio turnover rate                                    84%             138%

----------
(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                             FOR THE YEAR
                                                           ENDED OCTOBER 31,
                                                      --------------------------
                                                         2002           2001(1)
                                                      ---------       ----------
PER SHARE DATA
  Net asset value, beginning of period                $   14.72       $    17.15
                                                      ---------       ----------
INVESTMENT OPERATIONS
  Net investment loss                                     (0.28)(2)        (0.10)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                        (3.52)           (2.33)
                                                      ---------       ----------
      Total from investment operations                    (3.80)           (2.43)
                                                      ---------       ----------
NET ASSET VALUE, END OF PERIOD                        $   10.92       $    14.72
                                                      =========       ==========
      Total return(3)                                    (25.82)%         (14.17)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)            $      60       $       42
    Ratio of expenses to average net assets                2.40%            2.40%(4)
    Ratio of net investment loss to
      average net assets                                  (2.02)%          (2.70)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                 0.83%            1.14%(4)
  Portfolio turnover rate                                    84%             138%

----------
(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse Global Post-Venture Capital Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company which seeks long-term growth of capital. Global Post-Venture Capital Fund was incorporated under the laws of the State of Maryland on July 16, 1996.

     The Fund is authorized to offer five classes of shares: Common Class, Advisor Class, Class A, Class B, and Class C shares. Effective December 12, 2001, the Fund closed the Common Class to new investors. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Common Class shares bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Common Class shares. Advisor Class shares bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets. Class A shares are sold subject to a front-end sales charge of 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase and bear expenses paid pursuant to a plan of distribution at an annual rate up to 1.00% of the average daily net asset value of the Fund's Class C shares.

     A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

     The Fund initially values its investments in private-equity portfolios at cost. After that, it values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2002 the Fund had no open forward foreign currency contracts.

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the year ended October 31, 2002.

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     J) OTHER -- The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

     The Fund may invest up to 15% of its total assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned and voluntarily waived were $1,094,934 and $705,801, respectively.

     Effective May 1, 2002, Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") affiliates of CSAM, became sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Japan's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

     Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia") an affiliate of CSAM, became a sub-investment adviser to the Fund. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

     Abbott Management serves as sub-investment adviser for the Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Fund to Abbott for its sub-investment advisory services.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Fund. At its meeting held on February 12, 2002 the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective August 1, 2002.

     For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $87,595.

     For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

          AVERAGE DAILY NET ASSETS                     ANNUAL RATE
          ------------------------                     -----------
          First $500 million                           .08% of average daily net assets
          Next $1 billion                              .07% of average daily net assets
          Over $1.5 billion                            .06% of average daily net assets

     For the period November 1, 2001 through July 31, 2002, co-administrative services fees earned by PFPC (including out-of-pocket expenses) were $59,144.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.

          AVERAGE DAILY NET ASSETS                     ANNUAL RATE
          ------------------------                     -----------
          First $5 billion                             .050% of average daily net assets
          Next $5 billion                              .035% of average daily net assets
          Over $10 billion                             .020% of average daily net assets

     For the period August 1, 2002 through October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $14,719.

     In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of ..25% of the average daily net assets of the Common and Class A shares of the Fund. For the Advisor Class shares, the fee is calculated at an annual rate of ..50% of average daily net assets. For the Class B and Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets of Class B and Class C shares, respectively. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services. For the year ended October 31, 2002, shareholder servicing and distribution fees earned by CSAMSI were as follows:

                                                  SHAREHOLDER SERVICING/
                                                     DISTRIBUTION FEE
                                                  ----------------------
          Common Class                                 $ 212,620
          Advisor Class                                   11,281
          Class A                                            114
          Class B                                          1,778
          Class C                                            673
                                                       ---------
                                                       $ 226,466
                                                       ---------

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2002, the Fund reimbursed CSAM $195,886 which is included in the Fund's transfer agent expense.

     For the year ended October 31, 2002, CSAMSI and its affiliates advised the Fund that it retained $8,076 from commissions earned on the sale of the Fund shares.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $54,465 for its services to the Fund.

NOTE 3. LINE OF CREDIT

     Through June 18, 2002, the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

     Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At October 31, 2002, there were no loans outstanding either under the New Credit Facility or the Prior Credit Facility. During the year ended October 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

          AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
          LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
          -------------        ----------------          ----------------
            $ 941,250               2.265%                 $ 2,477,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $70,167,177 and $92,783,859, respectively.

NOTE 5. RESTRICTED SECURITIES

     Certain of the Fund's investments are restricted as to resale, and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the acquisition dates, aggregate cost, fair values as of October 31, 2002, and percent of net assets which the securities represent.

                                       SECURITY      ACQUISITION                      FAIR       PERCENTAGE OF
        SECURITY DESCRIPTION             TYPE           DATES           COST          VALUE     NET ASSET VALUE
        --------------------       ----------------  -----------     -----------   -----------  ---------------
        Austin Ventures            Ltd. Partnership   7/13/01        $    85,018   $    36,319       0.07%
        Boston Ventures            Ltd. Partnership   9/01/96            665,105       455,659       0.84%
        CVC Capital Partners       Ltd. Partnership   9/04/01            153,635       148,773       0.28%
        Madison Dearborn
          Partners,                Ltd. Partnership   4/02/01            143,345       114,091       0.21%
        NewEnterprise Associates   Ltd. Partnership   12/01/96           630,138       418,487       0.77%
        Oak Investment
          Partners XLP             Ltd. Partnership   1/18/01            404,907       367,637       0.68%
        Planetweb, Inc.            Preferred          9/08/00            998,331        71,682       0.13%
        PRN Corp.                  Preferred          8/13/01            792,000       792,000       1.46%
        PRN Corp.                  Warrants           8/14/01                 --            --         --
        Wysdom, Inc.               Warrants           2/22/00            228,000            --         --
                                                                     -----------   -----------       -----
                                                                     $ 4,100,479   $ 2,404,648       4.44%
                                                                     ===========   ===========       =====

NOTE 6. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, two billion are designated as Advisor shares, one billion are designated as Class A shares, one billion are designated as Class B shares and one billion are classified as Class C shares. Transactions in capital shares were as follows:

                                                     COMMON CLASS
                              ------------------------------------------------------------
                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
                              ------------------------------------------------------------
                                SHARES          VALUE            SHARES          VALUE
                              ----------    ------------       ----------    -------------
Shares sold                    4,625,116    $ 70,142,442        5,385,909    $ 106,536,802
Shares redeemed               (6,242,097)    (92,637,159)      (6,640,566)    (125,249,330)
                              ----------    ------------       ----------    -------------
Net decrease                  (1,616,981)   $(22,494,717)      (1,254,657)   $ (18,712,528)
                              ==========    ============       ==========    =============

                                                  ADVISOR CLASS
                              ------------------------------------------------------------
                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                   OCTOBER 31, 2002                 OCTOBER 31, 2001
                              ------------------------------------------------------------
                                SHARES          VALUE            SHARES          VALUE
                              ----------    ------------       ----------    -------------
Shares sold                      176,636    $  2,622,228          510,011    $   9,108,888
Shares redeemed                 (252,795)     (3,757,271)        (627,955)     (10,914,695)
                              ----------    ------------       ----------    -------------
Net decrease                     (76,159)   $ (1,135,043)        (117,944)   $  (1,805,807)
                              ==========    ============       ==========    =============

                                                     CLASS A
                              ------------------------------------------------------------
                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                   OCTOBER 31, 2002                OCTOBER 31, 2001(1)
                              ------------------------------------------------------------
                                SHARES          VALUE            SHARES          VALUE
                              ----------    ------------       ----------    -------------
Shares sold                      109,808    $  1,226,255               67    $       1,142
Shares redeemed                 (106,690)     (1,171,446)              --               --
                              ----------    ------------       ----------    -------------
Net increase                       3,118    $     54,809               67    $       1,142
                              ==========    ============       ==========    =============

                                                     CLASS B
                              ------------------------------------------------------------
                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                   OCTOBER 31, 2002                OCTOBER 31, 2001(1)
                              ------------------------------------------------------------
                                SHARES          VALUE            SHARES          VALUE
                              ----------    ------------       ----------    -------------
Shares sold                       19,657    $    314,736               67    $       1,150
Shares redeemed                  (12,311)       (149,498)              --               --
                              ----------    ------------       ----------    -------------
Net increase                       7,346    $    165,238               67    $       1,150
                              ==========    ============       ==========    =============

                                       27

                                                     CLASS C
                              ------------------------------------------------------------
                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                   OCTOBER 31, 2002                OCTOBER 31, 2001(1)
                              ------------------------------------------------------------
                                SHARES          VALUE            SHARES          VALUE
                              ----------    ------------       ----------    -------------
Shares sold                        2,618    $     41,100            2,861    $      42,025
Shares redeemed                       (2)            (23)              --               --
                              ----------    ------------       ----------    -------------
Net increase                       2,616    $     41,077            2,861    $      42,025
                              ==========    ============       ==========    =============

----------
(1)  For the period July 31, 2001 (inception date) through October 31, 2001.

     The Board of Directors of the Fund approved the imposition of a redemption fee plan, effective September 16, 2002, whereby 2% of the value of the Common Class and the Advisor Class shares redeemed or exchanged within 30 days from the date of purchase will be charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee will be charged based on the value of shares at redemption, and will be paid directly to the Fund and become part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.

     On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares for each Class of the Fund were as follows:

                                      NUMBER OF            APPROXIMATE PERCENTAGE
                                    SHAREHOLDERS            OF OUTSTANDING SHARES
                                    ------------           ----------------------
          Common Class                    2                          62%
          Advisor Class                   4                          53%
          Class A                         7                          94%
          Class B                         7                          82%
          Class C                         5                          97%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 7. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and excise tax regulations.

     There were no dividends and distributions in the year ended October 31, 2002.

     At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Accumulated realized gain (loss)                  $ (84,809,002)
          Unrealized appreciation (depreciation)              (10,227,917)
                                                            -------------
                                                            $ (95,036,919)
                                                            =============

     At October 31, 2002, the Fund's capital loss carryovers available to offset possible future capital gains were as follows:

                              EXPIRES OCTOBER 31,
             2008                     2009                      2010
          -----------         -------------------            ------------
          $ 3,266,167              $ 64,511,245              $ 17,031,590

     At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows $64,587,994, $4,094,392, $(14,322,309) and $(10,227,917), respectively.

     At October 31, 2002, the Fund reclassified $1,129,433 to accumulated undistributed net investment loss and $33,579 to accumulated net realized gain
(loss) from investments from paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and losses deferred due to wash sales. Net assets were not affected by these reclassifications.

NOTE 8. SUBSEQUENT EVENT

     On December 12, 2002, the Board of Directors of the Fund approved, subject to shareholder approval, a proposed reorganization (the "Reorganization"). If the Reorganization is completed, each shareholder of the Credit Suisse Global Health Sciences Fund (the "Global Health Sciences Fund") would become a shareholder of the Fund and would receive on a tax-free basis shares of the Fund with the same net asset value as their shares of the Global Health Sciences Fund. The Reorganization is subject to the approval of the Global Health Sciences Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Global Health Sciences Fund in anticipation of a special meeting of shareholders to be held at a later date.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Global Post-Venture Capital Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                             TERM                                      NUMBER OF
                                             OF OFFICE(1)                              PORTFOLIOS IN
                                             AND                                       FUND
                             POSITION(S)     LENGTH         PRINCIPAL                  COMPLEX          OTHER
                             HELD WITH       OF TIME        OCCUPATION(S) DURING       OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE        FUND            SERVED         PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------        -----------     ------------   ---------------------      --------------   ----------------
INDEPENDENT DIRECTORS

Richard H. Francis           Director and    Since          Currently retired;         53               Director of
c/o Credit Suisse Asset      Audit           1999           Executive Vice                              The Indonesia
Management, LLC.             Committee                      President and                               Fund, Inc.
466 Lexington Avenue         Member                         Chief Financial
New York, New York                                          Officer of Pan Am
10017-3147                                                  Corporation and
                                                            Pan American
Age: 70                                                     World Airways,
                                                            Inc. from 1988 to
                                                            1991

Jack W. Fritz                Director and    Since          Private investor;          52               Director of
2425 North Fish Creek Road   Audit           Fund           Consultant and                              Advo, Inc.
P.O. Box 1287                Committee       Inception      Director of Fritz                           (direct mail
Wilson, Wyoming 83014        Member                         Broadcasting, Inc.                          advertising)
                                                            and Fritz
Age: 75                                                     Communications
                                                            (developers and
                                                            operators of radio
                                                            stations) since
                                                            1987

Jeffrey E. Garten            Director and    Since          Dean of Yale               52               Director of
Box 208200                   Audit           1998           School of                                   Aetna, Inc.;
New Haven, Connecticut       Committee                      Management and                              Director of
06520-8200                   Member                         William S. Beinecke                         Calpine Energy
                                                            Professor in the                            Corporation;
Age: 56                                                     Practice of                                 Director of
                                                            International                               CarMax Group
                                                            Trade and Finance;                          (used car
                                                            Undersecretary of                           dealers)
                                                            Commerce for
                                                            International Trade
                                                            from November 1993
                                                            to October 1995;
                                                            Professor at
                                                            Columbia University
                                                            from September
                                                            1992 to November
                                                            1993

                                       31

                                             TERM                                      NUMBER OF
                                             OF OFFICE(1)                              PORTFOLIOS IN
                                             AND                                       FUND
                             POSITION(S)     LENGTH         PRINCIPAL                  COMPLEX          OTHER
                             HELD WITH       OF TIME        OCCUPATION(S) DURING       OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE        FUND            SERVED         PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------        -----------     ------------   ---------------------      --------------   ----------------
INDEPENDENT DIRECTORS--(CONTINUED)
Peter F. Krogh               Director and    Since          Dean Emeritus and          52               Member of the
301 ICC                      Audit           2001           Distinguished Professor                     Board
Georgetown University        Committee                      of International Affairs                    of The Carlisle
Washington, DC 20057         Member                         at the Edmund A.                            Companies Inc.;
                                                            Walsh School of                             Member of
Age: 65                                                     Foreign Service,                            Selection
                                                            Georgetown University;                      Committee
                                                            Moderator of PBS                            for Truman
                                                            Foreign affairs television                  Scholars and
                                                            Series                                      Henry Luce
                                                                                                        Scholars;
                                                                                                        Senior Associate
                                                                                                        of Center
                                                                                                        for Strategic
                                                                                                        and International
                                                                                                        Studies;
                                                                                                        Trustee of
                                                                                                        numerous world
                                                                                                        affairs
                                                                                                        organizations

James S. Pasman, Jr.         Director and    Since          Currently retired;         54               Director of
c/o Credit Suisse Asset      Audit           1999           President and Chief                         Education
Management, LLC.             Committee                      Operating Officer of                        Management
466 Lexington Avenue         Member                         National InterGroup,                        Corp.; Director
New York, New York                                          Inc. (holding company)                      of Credit
10017-3147                                                  from April 1989                             Suisse Asset
                                                            to March 1991;                              Management
Age: 71                                                     Chairman of Permian                         Income Fund,
                                                            Oil Co. from April 1989                     Inc.; Trustee of
                                                            to March 1991                               Credit Suisse
                                                                                                        High Yield Bond
                                                                                                        Fund;

                                       32

                                             TERM                                      NUMBER OF
                                             OF OFFICE(1)                              PORTFOLIOS IN
                                             AND                                       FUND
                             POSITION(S)     LENGTH         PRINCIPAL                  COMPLEX          OTHER
                             HELD WITH       OF TIME        OCCUPATION(S) DURING       OVERSEEN BY      DIRECTORSHIPS
NAME, ADDRESS AND AGE        FUND            SERVED         PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------        -----------     ------------   ---------------------      --------------   ----------------
INDEPENDENT DIRECTORS--(CONTINUED)
Steven N. Rappaport          Director and    Since          Partner of Lehigh Court,   53               Director of
Lehigh Court, LLC            Audit           1999           LLC since July 2002;                        The First Israel
40 East 52nd Street          Committee                      President of Sun Guard                      Fund, Inc.
New York, New York           Chairman                       Securities Finance, Inc.
10022                                                       from 2001 through
                                                            July 2002; President of
Age: 54                                                     Loanet, Inc. (on-line
                                                            accounting service)
                                                            from 1995 to 2001;
                                                            Executive Vice President
                                                            of Loanet, Inc. from 1994
                                                            to 1997; Director,
                                                            President, North
                                                            American Operations,
                                                            and former Executive
                                                            Vice President from
                                                            1992 to 1993 of
                                                            Worldwide Operations
                                                            of Metallurg Inc.
                                                            (manufacturer of
                                                            specialty metals and
                                                            alloys);  Executive
                                                            Vice President, Telerate,
                                                            Inc. (provider of
                                                            real-time information to
                                                            the capital markets) from
                                                            1987 to 1992; Partner in
                                                            the law firm of Hartman &
                                                            Craven until 1987

INTERESTED DIRECTOR

William W. Priest(2)         Director        Since          Senior Partner and         59               Director of The
Steinberg Priest & Sloane                    1999           Fund Manager,                               Brazilian Equity
Capital Management                                          Steinberg                                   Fund, Inc.; The
12 East 49th Street                                         Priest & Sloane Capital                     Chile Fund, Inc.;
12th Floor                                                  Management since                            The Emerging
New York, New York                                          March 2001; Chairman                        Markets
10017                                                       and Managing                                Telecommunications
                                                            Director of CSAM                            Fund, Inc.; The
Age: 61                                                     from 2000 to                                First Israel Fund,
                                                            February 2001, Chief                        Inc.; The Latin
                                                            Executive Officer and                       America Equity
                                                            Managing Director of                        Fund, Inc.; The
                                                            CSAM from 1990 to                           Indonesia Fund,
                                                            2000                                        Inc.; and Credit
                                                                                                        Suisse Asset
                                                                                                        Management
                                                                                                        Income Fund, Inc.

----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                     TERM
                                                     OF OFFICE(1)
                                                     AND
                             POSITION(S)             LENGTH
                             HELD WITH               OF TIME
NAME, ADDRESS AND AGE        FUND                    SERVED            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------        -----------             ------------      ----------------------------------------------
OFFICERS

Laurence R. Smith            Chairman                Since             Managing Director and Global Chief Investment Officer
Credit Suisse Asset                                  2002              of CSAM; Associated with JP Morgan Investment
466 Lexington Avenue                                                   Management from 1981 to 1999; Officer of other
New York, New York                                                     Credit Suisse Funds
10017-3147

Age: 44

Hal Liebes, Esq.             Vice President          Since             Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset          and Secretary           1999              Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                                        Associated with CSAM from 1995 to 1996; Associated
466 Lexington Avenue                                                   with CS First Boston Investment Management from
New York, New York                                                     1994 to 1995; Associated with Division of Enforcement,
10017-3147                                                             U.S. Securities and Exchange Commission
                                                                       from 1991 to 1994; Officer of other Credit Suisse Funds
Age: 38

Michael A. Pignataro         Treasurer and           Since             Director and Director of Fund Administration
Credit Suisse Asset          Chief Financial         1999              of CSAM; Associated with CSAM since 1984;
Management, LLC              Officer                                   Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3147

Age: 43

Gregory N. Bressler, Esq.    Assistant               Since             Vice President and Legal Counsel of CSAM since
Credit Suisse Asset          Secretary               2000              January 2000; Associated with the law firm of Swidler
Management, LLC                                                        Berlin Shereff Friedman LLP from 1996 to 2000;
466 Lexington Avenue                                                   Officer of other Credit Suisse Funds
New York, New York
10017-3147

Age: 36

Kimiko T. Fields, Esq.       Assistant               Since             Assistant Vice President and Legal Counsel of CSAM
Credit Suisse Asset          Secretary               2002              since December 2000; Assistant Vice President,
Management, LLC                                                        Institutional Marketing Department, CSAM, from
466 Lexington Avenue                                                   January 2000 to December 2000; Marketing Associate,
New York, New York                                                     International Equity Department, Warburg Pincus
10017-3147                                                             Asset Management, Inc. from January of 1998 to
                                                                       January 2000; self-employed author and consultant,
Age: 38                                                                from December 1996 to January 1997; Officer of other
                                                                       Credit Suisse Funds

                                       34

                                                     TERM
                                                     OF OFFICE(1)
                                                     AND
                             POSITION(S)             LENGTH
                             HELD WITH               OF TIME
NAME, ADDRESS AND AGE        FUND                    SERVED            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------        -----------             ------------      ----------------------------------------------
OFFICERS--(CONTINUED)

Rocco A. Del Guercio         Assistant               Since             Vice President and Administrative Officer
of CSAM; Credit Suisse Asset Treasurer               1999              Associated with CSAM since June 1996; Assistant
Management, LLC                                                        Treasurer, Bankers Trust Co. -- Fund Administration
466 Lexington                                                          Avenue from March 1994 to June 1996; Mutual Fund
New York, New York                                                     Accounting Supervisor, Dreyfus Corporation
10017-3147                                                             from April 1987 to March 1994; Officer of other
                                                                       Credit Suisse Funds

Age: 39

Joseph Parascondola          Assistant               Since             Assistant Vice President -- Fund Administration of CSAM
Credit Suisse Asset          Treasurer               2000              since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                        Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                                   Assistant Vice President, Weiss, Peck & Greer
New York, New York                                                     LLC from November 1995 to December 1998; Officer of
                                                                       other Credit Suisse Funds
10017-3147

Age: 39

Robert M. Rizza              Assistant               Since             Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset          Treasurer               2002              Administrative Officer of CSAM from March 1998 to
Management, LLC                                                        December 2000; Assistant Treasurer of Bankers
466 Lexington Avenue                                                   Trust Co. from April 1994 to March 1998; Officer of
New York, New York                                                     other Credit Suisse Funds
10017-3147

Age: 37

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
SHAREHOLDER MEETING RESULTS (UNAUDITED)

   A special meeting of shareholders of the Fund was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the Fund and the results are presented below. Shares delivered not voted are included on the total for each proposal.

   To approve a Sub-Investment Advisory Agreement for the Fund, Credit Suisse Asset Management LLC and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"):

                                         % OF TOTAL SHARES     % OF TOTAL
                             SHARES         OUTSTANDING       SHARES VOTED
                         -------------   -----------------    ------------
        For               4,149,191.48           78.25%            97.65%
        Against              47,059.27            0.89%             1.11%
        Abstain              52,857.44            1.00%             1.24%

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.

CSGPV-2-1002

            THE ANNUAL REPORT OF THE GLOBAL HEALTH SCIENCES FUND FOR
                         THE YEAR ENDED AUGUST 31, 2002.

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

        CREDIT SUISSE FUNDS

        ANNUAL REPORT

        August 31, 2002


             -    CREDIT SUISSE
                  GLOBAL TECHNOLOGY FUND

             -    CREDIT SUISSE
                  GLOBAL HEALTH SCIENCES FUND

             -    CREDIT SUISSE
                  GLOBAL FINANCIAL SERVICES FUND











        More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

        Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
- ------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     We are writing to report on the results of the Credit Suisse Global Technology Fund(1,2) (the "Fund") for the fiscal year ended August 31, 2002.

     At August 31, 2002, the net asset value (NAV) of the Fund's Common shares was $19.00 per share, compared to an NAV of $29.11 on August 31, 2001. As a result, the Fund's Common Class total return was -34.73%. By comparison, the MSCI All Country World Free Growth Index(3) returned -13.46% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) returned -31.16% during the same period.

     At August 31, 2002, the NAV of the Fund's Class A shares (without sales charge)(5) was $19.00 per share, compared to an NAV of $29.42 on November 30, 2001 (inception date). As a result, the Fund's Class A total return (without sales charge)(5) was -35.42%. By comparison, the MSCI All Country World Free Growth Index(3) returned -15.75% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) returned -33.75% during the same period.

     The Fund was formerly known as the Credit Suisse Warburg Pincus Global Telecommunications Fund and assumed its current name effective December 12, 2001. Its investment policy and benchmark changed accordingly. Given the ever-growing overlap between telecom and technology, we felt that investors would be best served by a portfolio that allows for a broader scope of opportunity.

     For this discussion only, therefore, our analysis of the Fund's performance compares the Fund to each of its benchmarks during their respective portions of the fiscal year and includes the month of December for each benchmark. We thus use the previous benchmark, the MSCI All Country World Free Telecommunication Services Index, from September through December. The new benchmark, the MSCI All Country World Free Growth Index, is used from December through August.

     The Fund outperformed its previous MSCI telecommunication benchmark between September and December 31. (Returns for the Fund's Common shares and benchmark were 3.34% and 2.34%, respectively.) Relative stock selection was strong across geographies, particularly in the U.S. Most of our biggest individual U.S. holdings were additive to performance, and we kept U.S. exposure broadly diversified among the leading subcategories of telecommunications and technology equities. Our strategy of minimizing ownership of U.S. competitive local-exchange carriers -- many of which endured heavy selling -- was additionally beneficial.

     We also fared well in Japan and Emerging Asia. All of our Japanese holdings outperformed the MSCI telecom benchmark's Japan subcomponent, for example. In Emerging Asia, we overweighted the strong South Korean market and enjoyed good stock selection both in South Korea and Taiwan.

     The Fund's return headed downward between December 1, and August 31, however, as the Fund's Common shares and its new MSCI growth benchmark declined 35.42% and 15.75%, respectively. Relative underperformance was mainly due to stock selection in the U.S. and, to a lesser extent, a handful of other countries (e.g., Canada, France, Singapore and the U.K.)

     Given the very weak climate for technology-related stocks in this period, even our broad U.S. diversification was not enough to adequately buffer the portfolio against downside risk. We held shares in a variety of U.S. fixed-line and wireless telecom providers, cable television operators, software and hardware manufacturers, semiconductor producers and media companies, many of which fared poorly. Unfortunately for the Fund, they included some of the portfolio's biggest individual positions like Microsoft, Liberty Media and Intel (which accounted for approximately 3.2%, 3.1% and 2.7%, respectively, of total assets at August 31).

     The most positive contributions to overall performance beginning in December came from our allocations to Sweden, Germany and Indonesia. We underweighted Sweden and Germany compared to the MSCI growth benchmark, and each market significantly underperformed. In the case of Indonesia, we overweighted the market and it outperformed the benchmark. Our willingness to keep cash reserves on the sidelines also proved helpful.

     Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management, LLC



Scott T. Lewis,                       Vincent J. McBride,
Co-Portfolio Manager                  Co-Portfolio Manager


David Lefkowitz,                      Naimish M. Shah,
Associate Portfolio Manager           Associate Portfolio Manager



     NOTE: INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
    TECHNOLOGY FUND COMMON CLASS(1,2), THE MSCI ALL COUNTRY WORLD FREE GROWTH INDEX(3) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE
           TELECOMMUNICATION SERVICES INDEX (GROSS DIVIDENDS)(4) FROM
                        INCEPTION (12/04/96). (UNAUDITED)

[CHART]

                                                                              MSCI ALL COUNTRY
                     CREDIT SUISSE GLOBAL        MSCI ALL COUNTRY                WORLD FREE
                       TECHNOLOGY FUND              WORLD FREE                TELECOMMUNICATION
                      COMMON CLASS(1,2)           GROWTH INDEX(3)             SERVICES INDEX(4)
                     --------------------        ----------------             -----------------
      12/96              $10,000                      $10,000                     $10,000
      12/96               $9,987                      $10,000                     $10,263
       1/97              $10,827                      $10,182                     $10,504
       2/97              $10,787                      $10,310                     $10,714
       3/97              $10,327                      $10,069                     $10,436
       4/97              $10,740                      $10,509                     $10,641
       5/97              $11,460                      $11,108                     $11,403
       6/97              $12,060                      $11,729                     $11,928
       7/97              $12,193                      $12,254                     $12,178
       8/97              $11,533                      $11,311                     $11,214
       9/97              $12,847                      $11,946                     $12,044
      10/97              $12,373                      $11,104                     $11,600
      11/97              $12,860                      $11,366                     $12,323
      12/97              $13,215                      $11,485                     $12,854
       1/98              $13,496                      $11,868                     $13,395
       2/98              $15,179                      $12,726                     $13,980
       3/98              $16,974                      $13,162                     $15,236
       4/98              $17,115                      $13,229                     $15,068
       5/98              $16,665                      $13,005                     $14,944
       6/98              $17,728                      $13,479                     $15,460
       7/98              $18,481                      $13,488                     $16,411
       8/98              $14,461                      $11,809                     $14,574
       9/98              $15,552                      $12,090                     $14,967
      10/98              $17,165                      $13,163                     $16,046
      11/98              $19,460                      $14,018                     $16,814
      12/98              $22,125                      $15,000                     $18,481
       1/99              $25,160                      $15,512                     $20,158
       2/99              $24,138                      $14,928                     $19,969
       3/99              $27,313                      $15,522                     $19,611
       4/99              $29,179                      $15,580                     $20,391
       5/99              $28,188                      $15,063                     $20,441
       6/99              $31,255                      $16,033                     $21,336
       7/99              $31,527                      $15,852                     $21,223
       8/99              $31,921                      $16,037                     $19,962
       9/99              $33,571                      $16,038                     $20,386
      10/99              $38,039                      $17,061                     $21,915
      11/99              $45,320                      $18,100                     $24,506
      12/99              $56,677                      $20,219                     $27,001
       1/00              $56,116                      $19,033                     $26,222
       2/00              $65,280                      $19,719                     $27,737
       3/00              $65,097                      $20,832                     $28,435
       4/00              $55,925                      $19,393                     $25,125
       5/00              $50,864                      $18,254                     $23,336
       6/00              $55,620                      $19,356                     $23,169
       7/00              $52,833                      $18,344                     $21,592
       8/00              $54,587                      $18,973                     $20,355
       9/00              $48,539                      $17,293                     $19,005
      10/00              $45,796                      $16,537                     $19,264
      11/00              $35,822                      $15,245                     $16,616
      12/00              $35,009                      $14,988                     $16,192
       1/01              $41,163                      $15,532                     $17,781
       2/01              $34,120                      $13,570                     $15,025
       3/01              $29,378                      $12,454                     $14,181
       4/01              $32,965                      $13,450                     $15,261
       5/01              $31,745                      $13,197                     $14,086
       6/01              $29,767                      $12,743                     $13,160
       7/01              $27,499                      $12,533                     $13,312
       8/01              $24,169                      $12,526                     $11,891
       9/01              $21,520                      $12,515                     $12,036
      10/01              $22,026                      $12,520                     $11,597
      11/01              $24,424                      $12,530                     $12,148
      12/01              $24,981                      $12,531                     $12,219
       1/02              $23,248                      $12,527                     $11,125
       2/02              $21,653                      $12,528                     $10,619
       3/02              $22,965                      $12,531                     $10,745
       4/02              $20,673                      $12,526                      $9,586
       5/02              $20,340                      $12,525                      $9,649
       6/02              $17,825                      $12,518                      $8,647
       7/02              $15,833                      $12,509                      $8,193
       8/02              $15,775                      $12,509                      $8,185

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT
 SUISSE GLOBAL TECHNOLOGY FUND CLASS A SHARES(1,2,5), THE MSCI ALL COUNTRY WORLD GROWTH INDEX(3) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD
           FREE TELECOMMUNICATION SERVICES INDEX (GROSS DIVIDENDS)(4)
                     FROM INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                                                                     MSCI ALL COUNTRY
                   CREDIT SUISSE GLOBAL   MSCI ALL COUNTRY                WORLD FREE
                     TECHNOLOGY FUND         WORLD FREE              TELECOMMUNICATIONS
                      CLASS A(1,2,5)       GROWTH INDEX(3)            SERVICES INDEX(4)
                   --------------------   ----------------           -----------------
      11/01               $9,425              $10,000                    $10,000
      12/01               $9,643              $10,090                    $10,059
       1/02               $8,971               $9,782                     $9,158
       2/02               $8,353               $9,813                     $8,742
       3/02               $8,859              $10,062                     $8,845
       4/02               $7,978               $9,676                     $7,891
       5/02               $7,850               $9,619                     $7,943
       6/02               $6,879               $9,060                     $7,118
       7/02               $6,114               $8,418                     $6,745
       8/02               $6,088               $8,425                     $6,625

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                                             INCEPTION
                                        1 YEAR     3 YEARS    5 YEARS         TO DATE
                                        ------     -------    -------        ---------
Common Class                           (34.73%)    (20.94%)     6.46%          8.26%
Class A Without Sales Charge               --          --         --         (35.42%)(6)
Class A With Maximum
     Sales Charge                          --          --         --         (39.12%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                                             INCEPTION
                                        1 YEAR     3 YEARS    5 YEARS         TO DATE
                                        ------     -------    -------        ---------
Common Class                           (34.80%)    (25.23%)     1.78%          5.99%
Class A Without Sales Charge               --          --         --         (42.56%)(6)
Class A With Maximum
     Sales Charge                          --          --         --         (45.85%)(6)

- ---------------
(1) Name changed from Credit Suisse Warburg Pincus Global Telecommunications Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross of dividends) as the fund's benchmark effective December 12, 2001. Investors cannot invest directly in an index.

(4) The Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors in the telecommunications services sector and is compiled by Morgan Stanley Capital International, Inc. It replaced the Morgan Stanley Capital International Telecommunications Index, which was discontinued June 30, 2001, as the Fund's benchmark effective July 1, 2001. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -39.12%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
- ------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class shares of Credit Suisse Global Health Sciences Fund(1,2) (the "Fund") had a loss of 27.75% vs. declines of 16.19% and 17.99%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4).

     The Class A shares (without sales charge)(5) of the Fund had a loss of 31.07%, for the period from November 30, 2001 (inception date) through August 31, 2002 vs. declines of 18.45% and 18.70%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4), for the same time period.

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment deteriorated in 2002. This was largely due to widespread concerns over accounting and corporate-governance issues and a lackluster profit backdrop. There were few places to hide, with even many traditionally defensive sectors posting significant losses.

     Within health care, large-cap pharmaceutical stocks struggled late in the period, surrendering their historical tendency to perform relatively well during periods of uncertainty. Worries over patent expirations and competition from generic drug companies weighed on the group. Biotechnology stocks fell sharply, hurt by the flight from areas associated with heightened short-term risk. Health-care-services companies had mixed results.

     The Fund was hampered by the weakness in stocks broadly and by its fairly large exposure to biotechnology stocks. Biotech/emerging pharmaceutical companies comprised about 30% of the Fund at the end of the period; their decline this year notwithstanding, we continue to view them as attractive for their innovation and growth potential.

     On the positive side, factors that aided the Fund included its significant position in health-care-services stocks (about 36% of the portfolio as of August
31). The Fund was also helped by its underweighting in the major drug companies, and by good stock selection within that segment.

     We maintained what we consider to be a diversified portfolio of health-care stocks. Consistent with our goal of capital appreciation, we continued to hold a number of biotech/emerging pharmaceutical names, emphasizing companies with FDA-approved products.

     We owned only a few major drug stocks, based on company-specific issues and our belief that smaller, generic-oriented, drug companies generally have more attractive valuations and earnings-growth prospects. Many of these companies in our view have healthy balance sheets and good cash flows, and we intend to maintain a significant exposure to these securities.

     Elsewhere of note, we maintained a smaller but still meaningful position in hospitals, a position that we believe gives the Fund some potentially beneficial diversification characteristics. Our outlook for the group remains favorable. We think that publicly owned hospitals will continue to gain business from not-for-profit companies, which generally have weaker financial profiles. We further believe that publicly owned hospitals might generate earnings growth in the mid-teens area over the next 18 months. Investors could deem such growth to be attractive, within an economy that we believe will grow only modestly over the next year or so. Indeed, more broadly, we believe that many health-care companies currently have the potential for relatively stable, above-average (compared to all industries) earnings growth into 2003.


Peter T. Wen                        Scott T. Lewis
Co-Portfolio Manager                Co-Portfolio Manager


Steve Putnam                        Sherry Bertner Rabinowitz
Associate Portfolio Manager         Associate Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUERS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
   HEALTH SCIENCES FUND, COMMON CLASS(1,2), THE MSCI WORLD HEALTHCARE INDEX(3)
         AND THE S&P 500 INDEX(4) FROM INCEPTION (12/31/96). (UNAUDITED)

[CHART]

                         CREDIT SUISSE          MSCI WORLD
                      GLOBAL HEALTH SCIENCE     HEALTHCARE         S&P 500
                     COMMON SHARES FUND(1,2)     INDEX(3)          INDEX(4)
                     ----------------------     ----------         --------
    12/96                   $10,000              $10,000            $10,000
    12/96                   $10,000               $9,779             $9,802
     1/97                   $10,330              $10,475            $10,414
     2/97                   $10,220              $10,678            $10,496
     3/97                    $9,620              $10,413            $10,064
     4/97                    $9,820              $11,061            $10,665
     5/97                   $10,530              $11,639            $11,315
     6/97                   $11,330              $12,697            $11,823
     7/97                   $11,760              $12,999            $12,763
     8/97                   $11,260              $11,842            $12,048
     9/97                   $12,020              $12,617            $12,708
    10/97                   $12,220              $12,560            $12,284
    11/97                   $12,710              $12,911            $12,853
    12/97                   $12,735              $13,408            $13,072
     1/98                   $13,235              $14,441            $13,217
     2/98                   $14,233              $15,243            $14,170
     3/98                   $14,827              $15,421            $14,896
     4/98                   $15,231              $15,543            $15,046
     5/98                   $14,870              $15,206            $14,788
     6/98                   $15,539              $15,984            $15,389
     7/98                   $15,135              $15,998            $15,224
     8/98                   $13,064              $14,677            $13,025
     9/98                   $14,551              $15,728            $13,856
    10/98                   $15,305              $16,639            $14,984
    11/98                   $16,081              $17,493            $15,893
    12/98                   $16,962              $18,287            $16,808
     1/99                   $16,782              $18,148            $17,511
     2/99                   $16,368              $18,022            $16,967
     3/99                   $16,389              $18,310            $17,645
     4/99                   $15,275              $17,100            $18,329
     5/99                   $15,466              $16,695            $17,896
     6/99                   $16,188              $17,069            $18,891
     7/99                   $15,911              $16,460            $18,301
     8/99                   $16,517              $16,978            $18,210
     9/99                   $15,369              $16,251            $17,711
    10/99                   $15,847              $17,685            $18,832
    11/99                   $16,432              $17,668            $19,217
    12/99                   $18,047              $16,397            $20,347
     1/00                   $19,460              $16,473            $19,325
     2/00                   $22,701              $15,314            $18,959
     3/00                   $19,450              $16,525            $20,814
     4/00                   $18,472              $17,276            $20,188
     5/00                   $17,993              $17,784            $19,774
     6/00                   $21,860              $19,144            $20,261
     7/00                   $22,061              $18,365            $19,945
     8/00                   $25,438              $18,348            $21,183
     9/00                   $26,978              $19,174            $20,064
    10/00                   $25,553              $19,404            $19,980
    11/00                   $23,992              $20,228            $18,404
    12/00                   $25,064              $20,764            $18,494
     1/01                   $22,615              $19,089            $19,151
     2/01                   $21,415              $19,163            $17,404
     3/01                   $18,956              $17,919            $16,302
     4/01                   $21,242              $18,261            $17,569
     5/01                   $22,398              $18,420            $17,686
     6/01                   $23,159              $17,859            $17,256
     7/01                   $22,085              $18,558            $17,086
     8/01                   $21,762              $17,903            $16,016
     9/01                   $20,239              $18,236            $14,723
    10/01                   $21,532              $18,004            $15,004
    11/01                   $22,813              $18,437            $16,155
    12/01                   $23,066              $18,015            $16,296
     1/02                   $20,930              $17,592            $16,059
     2/02                   $19,742              $17,880            $15,749
     3/02                   $20,458              $17,939            $16,341
     4/02                   $19,270              $17,263            $15,351
     5/02                   $18,474              $16,859            $15,238
     6/02                   $16,996              $15,736            $14,152
     7/02                   $16,107              $14,995            $13,049
     8/02                   $15,726              $15,004            $13,135

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
     HEALTH SCIENCES FUND CLASS A SHARES(1,2,5), THE MSCI WORLD HEALTHCARE INDEX(3) AND THE S&P 500 INDEX(4) FROM INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                      CREDIT SUISSE
                  GLOBAL HEALTH SCIENCE         MSCI WORLD             S&P 500
                  CLASS A SHARES(1,2,5)    HEALTHCARE INDEX(3)         INDEX(4)
                  ---------------------    -------------------         --------
   11/01                $9,425                  $10,000                $10,000
   12/01                $9,534                   $9,771                $10,088
    1/02                $8,647                   $9,541                 $9,940
    2/02                $8,156                   $9,698                 $9,749
    3/02                $8,452                   $9,730                $10,115
    4/02                $7,960                   $9,363                 $9,502
    5/02                $7,631                   $9,144                 $9,432
    6/02                $7,021                   $8,535                 $8,760
    7/02                $6,653                   $8,133                 $8,078
    8/02                $6,495                   $8,155                 $8,130

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                                           INCEPTION
                                           1 YEAR    3 YEARS    5 YEARS     TO DATE
                                           ------    -------    -------    ---------
Common Class                               (27.75%)  (1.62%)     6.91%        8.31%
Class A Without Sales Charge                   --       --         --       (31.07%)(6)
Class A With Maximum
     Sales Charge                              --       --         --       (35.05%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                                           INCEPTION
                                           1 YEAR    3 YEARS    5 YEARS     TO DATE
                                           ------    -------    -------    ---------
Common Class                               (24.47%)  (0.18%)     4.93%        7.66%
Class A Without Sales Charge                   --       --         --       (33.00%)(6)
Class A With Maximum
     Sales Charge                              --       --         --       (36.86%)(6)

(1) Name changed from Credit Suisse Warburg Pincus Global Health Sciences Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The MSCI World Healthcare Index is a sector-level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector. Investors cannot invest directly in an index.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -35.05%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
- ------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class Shares of Credit Suisse Global Financial Services Fund(1,2) (the "Fund") had a loss of 12.59% vs. a decline of 19.79% for the MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials)(3) and a decline of 17.99% for the S&P 500 Index(4).

     The Class A Shares (without Sales Charge)(5) of the Fund had a loss of 9.47%, for the period from November 30, 2001 (inception date) through August 31, 2002, vs. a decline of 18.13% for the MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials)(3) and a decline of 18.70% for the S&P 500 Index(4).

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment steadily deteriorated as the period progressed. This was largely due to widespread concerns over accounting and corporate-governance issues and a lackluster profit backdrop. In addition, investors began to conclude that the economy, while still growing, would disappoint in the second half of 2002. There were few places to hide, with even many traditionally defensive sectors posting significant losses.

     Financial-services stocks were not spared in the selloff, despite a largely favorable interest-rate backdrop (the U.S. Federal Reserve reduced short-term interest rates to their lowest level in 40 years during the period, and other major central banks cut rates as well).

     Against this backdrop, the Fund struggled, though it outperformed its benchmarks. Stocks that helped the Fund's return included specific bank stocks from Europe and North America. On the negative side, many of the Fund's insurance and diversified financial holdings were hurt by the general weakness in global stock markets and by worries over the economy.

     Going forward, we will remain focused on identifying companies that we deem to be attractively priced, based on factors such as their growth prospects and balance sheet profiles. We will maintain a bottom-up stock-selection process, though our analysis will continue to consider currency, interest-rate, and other macroeconomic data to help establish regional and sector allocations.

Sincerely yours,

Credit Suisse Asset Management, LLC


D. Susan Everly           Katherine O'Donovan             Robert E. Rescoe
Co-Portfolio Manager      Co-Portfolio Manager            Co-Portfolio Manager


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS BY INVESTING IN A GROUP OF RELATED INDUSTRIES (FINANCIAL-SERVICES SECTOR), IT IS SUBJECT TO INCREASED RISK. INVESTORS MAY WANT TO ONLY CONSIDER IT FOR THE AGGRESSIVE PORTION OF THEIR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND COMMON CLASS(1,2),
       THE MSCI ALL COUNTRY WORLD FREE INDEX(3) AND THE S&P 500 INDEX(4)
                     FROM INCEPTION (12/28/00). (UNAUDITED)

[CHART]

                                                  MSCI ALL COUNTRY WORLD
                 CREDIT SUISSE GLOBAL              INDEX FREE INDUSTRY
               FINANCIAL SERVICES FUND            SECTORS(3) (FINANCIALS              S&P 500
                    COMMON CLASS(1,2)           AND DIVERSIFIED FINANCIALS)           INDEX(4)
               -----------------------          ---------------------------           --------
   12/00                $10,000                            $10,000                     $10,000
   12/00                 $9,870                            $10,000                     $10,049
    1/01                 $9,860                            $10,262                     $10,405
    2/01                 $9,210                             $9,376                      $9,457
    3/01                 $8,690                             $8,711                      $8,858
    4/01                 $8,990                             $9,347                      $9,546
    5/01                 $9,110                             $9,459                      $9,610
    6/01                 $9,200                             $9,250                      $9,376
    7/01                 $8,780                             $8,922                      $9,284
    8/01                 $8,740                             $8,383                      $8,703
    9/01                 $8,080                             $7,385                      $8,000
   10/01                 $8,080                             $7,662                      $8,152
   11/01                 $8,450                             $8,144                      $8,778
   12/01                 $8,530                             $8,288                      $8,855
    1/02                 $8,240                             $7,917                      $8,725
    2/02                 $8,211                             $7,576                      $8,557
    3/02                 $8,620                             $8,292                      $8,879
    4/02                 $8,670                             $7,838                      $8,341
    5/02                 $8,701                             $7,878                      $8,279
    6/02                 $8,261                             $7,949                      $7,689
    7/02                 $7,561                             $7,122                      $7,090
    8/02                 $7,640                             $6,667                      $7,137

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND CLASS A SHARES(1,2,5), THE MSCI ALL COUNTRY
                WORLD FREE INDEX(3) AND THE S&P 500 INDEX(4) FROM
                       INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                                                  MSCI ALL COUNTRY WORLD
                 CREDIT SUISSE GLOBAL              INDEX FREE INDUSTRY
               FINANCIAL SERVICES FUND            SECTORS(3) (FINANCIALS              S&P 500
                     CLASS A(1,2,5)             AND DIVERSIFIED FINANCIALS)           INDEX(4)
               -----------------------          ---------------------------           --------
   11/01                 $9,425                             $10,000                    $10,000
   12/01                 $9,536                             $10,177                    $10,088
    1/02                 $9,212                              $9,722                     $9,940
    2/02                 $9,167                              $9,303                     $9,749
    3/02                 $9,613                             $10,182                    $10,115
    4/02                 $9,668                              $9,625                     $9,502
    5/02                 $9,712                              $9,673                     $9,432
    6/02                 $9,209                              $8,947                     $8,760
    7/02                 $8,439                              $8,017                     $8,078
    8/02                 $8,528                              $8,187                     $8,130

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                             INCEPTION
                                            1 YEAR            TO DATE
                                            ------           ---------
Common Class                               (12.59%)          (14.83%)
Class A Without Sales Charge                   --             (9.47%)(6)
Class A With Maximum Sales Charge              --            (14.72%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                             INCEPTION
                                            1 YEAR            TO DATE
                                            ------           ---------
Common Class                               (16.46%)          (20.03%)
Class A Without Sales Charge                   --            (20.12%)(6)
Class A With Maximum Sales Charge              --            (24.75%)(6)

(1) Name changed from Credit Suisse Warburg Pincus Global Financial Services Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials) is an unmanaged index (with no defined investment objective) of common stocks of financial companies. Investors cannot invest directly in an index.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -14.72%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
- -----------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (97.4%)
AUSTRALIA (0.5%)
MEDIA (0.5%)
    News Corporation, Ltd. ADR                                   22,000   $   402,600
                                                                          -----------
TOTAL AUSTRALIA                                                               402,600
                                                                          -----------

BELGIUM (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
    Telindus Group NV - Strip VVPR                                  305             3
                                                                          -----------
TOTAL BELGIUM                                                                       3
                                                                          -----------

BERMUDA (1.9%)
INDUSTRIAL CONGLOMERATES (1.3%)
    Tyco International, Ltd.                                     63,200       991,608
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
    Marvell Technology Group, Ltd.*                              22,000       419,320
                                                                          -----------
TOTAL BERMUDA                                                               1,410,928
                                                                          -----------

CANADA (2.1%)
COMPUTERS & PERIPHERALS (1.8%)
    ATI Technologies, Inc.*                                     225,000     1,311,750
                                                                          -----------

SOFTWARE (0.3%)
    Cognos, Inc.*                                                10,100       182,305
                                                                          -----------
TOTAL CANADA                                                                1,494,055
                                                                          -----------

FINLAND (1.4%)
COMMUNICATIONS EQUIPMENT (1.4%)
    Nokia Oyj                                                    37,000       494,196
    Nokia Oyj ADR                                                38,300       509,007
                                                                          -----------
TOTAL FINLAND                                                               1,003,203
                                                                          -----------

INDONESIA (1.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
    PT Telekomunikasi Indonesia ADR                             131,500     1,038,850
                                                                          -----------
TOTAL INDONESIA                                                             1,038,850
                                                                          -----------

JAPAN (4.5%)
HOUSEHOLD DURABLES (3.2%)
    Nintendo Company, Ltd.                                       12,200     1,475,545
    Sega Corp.Section                                            34,800       835,036
                                                                          -----------
                                                                            2,310,581
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
    NTT DoCoMo, Inc.Section                                         436       926,681
                                                                          -----------
TOTAL JAPAN                                                                 3,237,262
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
MALAYSIA (1.2%)
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    Maxis Communications Berhad*                                602,000   $   887,161
                                                                          -----------
TOTAL MALAYSIA                                                                887,161
                                                                          -----------

MEXICO (3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
    Telefonos de Mexico SA de CV ADR                             64,620     1,914,691
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    America Movil SA de CV ADR                                   28,760       398,326
                                                                          -----------
TOTAL MEXICO                                                                2,313,017
                                                                          -----------

NETHERLANDS (5.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
    Koninklijke (Royal) KPN NV*                                 327,977     1,797,942
                                                                          -----------

HOUSEHOLD DURABLES (1.7%)
    Koninklijke (Royal) Philips Electronics NV                   63,100     1,262,350
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
    ASML Holding NV*                                            111,620     1,141,686
                                                                          -----------
TOTAL NETHERLANDS                                                           4,201,978
                                                                          -----------

NORWAY (1.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Tandberg ASA                                                 58,800       698,666
                                                                          -----------
TOTAL NORWAY                                                                  698,666
                                                                          -----------

PORTUGAL (2.8%)
WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    Vodafone Telecel - Comunicacoes Pessoais SA                 268,300     2,052,275
                                                                          -----------
TOTAL PORTUGAL                                                              2,052,275
                                                                          -----------

SOUTH KOREA (7.0%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.2%)
    Samsung Electronics Company, Ltd.*                           11,000     3,029,244
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    SK Telecom Company, Ltd. ADR                                 95,400     2,075,904
                                                                          -----------
TOTAL SOUTH KOREA                                                           5,105,148
                                                                          -----------

TAIWAN (4.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.5%)
    Taiwan Semiconductor Manufacturing Company, Ltd. ADR        168,800     1,379,096
    United Microelectronics Corp.*                            2,265,442     1,858,926
                                                                          -----------
                                                                            3,238,022
                                                                          -----------
TOTAL TAIWAN                                                                3,238,022
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (2.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    BT Group PLC                                                183,300   $   567,094
                                                                          -----------

SOFTWARE (0.1%)
    Insignia Solutions, Inc. ADR*                               107,300        64,337
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
    Vodafone Group PLC                                          833,600     1,334,628
                                                                          -----------
TOTAL UNITED KINGDOM                                                        1,966,059
                                                                          -----------

UNITED STATES (57.4%)
AEROSPACE & DEFENSE (0.6%)
    United Technologies Corp.                                     7,000       415,730
                                                                          -----------

AUTO COMPONENTS (1.7%)
    Gentex Corp.*                                                42,400     1,261,824
                                                                          -----------

COMMUNICATIONS EQUIPMENT (6.4%)
    CIENA Corp.*                                                 73,800       299,554
    Cisco Systems, Inc.*                                        134,525     1,859,136
    Comverse Technology, Inc.*                                   61,930       505,349
    Juniper Networks, Inc.*Section                               52,500       381,675
    Motorola, Inc.                                              135,700     1,628,400
                                                                          -----------
                                                                            4,674,114
                                                                          -----------

COMPUTERS & PERIPHERALS (3.4%)
    Apple Computer, Inc.*                                        25,000       368,750
    Dell Computer Corp.*                                         45,800     1,218,738
    Hewlett-Packard Co.                                          61,732       829,061
    Sun Microsystems, Inc.*                                      23,400        86,346
                                                                          -----------
                                                                            2,502,895
                                                                          -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    AT&T Corp.                                                   39,100       477,802
    SBC Communications, Inc.                                     15,500       383,470
    Verizon Communications, Inc.                                 12,000       372,000
                                                                          -----------
                                                                            1,233,272
                                                                          -----------

ELECTRICAL EQUIPMENT (2.3%)
    Harris Corp.                                                 53,100     1,696,545
                                                                          -----------

HEALTHCARE EQUIPMENT & SUPPLIES (4.6%)
    Baxter International, Inc.                                   30,000     1,088,700
    Biomet, Inc.                                                 35,500       953,530
    Medtronic, Inc.                                              31,500     1,297,170
                                                                          -----------
                                                                            3,339,400
                                                                          -----------

INTERNET & CATALOG RETAIL (0.3%)
    eBay, Inc.*Section                                            3,500       198,065
                                                                          -----------

INTERNET SOFTWARE & SERVICES (0.7%)
    VeriSign, Inc.*                                              65,500       470,290
                                                                          -----------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
IT CONSULTING & SERVICES (0.3%)
    Electronic Data Systems Corp.                                 5,900   $   237,534
                                                                          -----------

MACHINERY (1.8%)
    SPX Corp.*                                                   12,100     1,314,060
                                                                          -----------

MEDIA (11.8%)
    AOL Time Warner, Inc.*                                       99,433     1,257,827
    Clear Channel Communications, Inc.*                          46,100     1,575,698
    Comcast Corp. Special Class A*                               29,000       691,070
    Cox Radio, Inc. Class A*Section                              34,500       827,310
    Gannett Company, Inc.                                         9,700       736,812
    Liberty Media Corp. Class A*                                250,000     2,090,000
    Viacom, Inc. Class B*                                        33,500     1,363,450
                                                                          -----------
                                                                            8,542,167
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.0%)
    Agere Systems, Inc. Class A*Section                         199,900       317,841
    Analog Devices, Inc.*                                         7,700       185,570
    Applied Materials, Inc.*                                     11,200       149,632
    Intel Corp.                                                  92,100     1,535,307
    Linear Technology Corp.                                       7,100       186,162
    Micron Technology, Inc.*                                     46,300       798,675
    Teradyne, Inc.*                                              25,500       322,575
    Texas Instruments, Inc.                                      42,600       839,220
                                                                          -----------
                                                                            4,334,982
                                                                          -----------

SOFTWARE (14.1%)
    Activision, Inc.*                                            28,000       780,360
    Adobe Systems, Inc.                                          64,200     1,290,420
    BMC Software, Inc.*                                          44,000       611,600
    Electronic Arts, Inc.*Section                                23,500     1,486,610
    Microsoft Corp.*(1)                                          52,125     2,558,295
    Network Associates, Inc.*Section                             77,000     1,001,000
    Oracle Corp.*                                               100,300       961,877
    THQ, Inc.*Section                                            35,500       820,050
    VERITAS Software Corp.*                                      45,875       742,716
                                                                          -----------
                                                                           10,252,928
                                                                          -----------

SPECIALTY RETAIL (0.8%)
    Best Buy Company, Inc.*                                      27,500       583,000
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    AT&T Wireless Services, Inc.*Section                        127,936       632,003
                                                                          -----------

TOTAL UNITED STATES                                                        41,688,809
                                                                          -----------

TOTAL COMMON STOCKS (Cost $104,127,043)                                    70,738,036
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Company, Ltd.*   (Cost $0)       1,599,978   $         0
                                                                          -----------

                                                                  PAR
                                                                 (000)
                                                               ---------

SHORT-TERM INVESTMENT (1.6%)
    State Street Bank and Trust Co.
    Euro Time Deposit, 1.688%, 9/03/02
    (Cost $1,177,000)                                            $1,177     1,177,000
                                                                          -----------

TOTAL COMMON STOCKS AND SHORT-TERM INVESTMENTS
    (Cost $105,304,043)                                                   71,915,036
                                                                          -----------

                                                               NUMBER OF
                                                                 SHARES
                                                               ---------

SECURITIES SOLD SHORT ((0.5%))
UNITED STATES ((0.5%))
SEMICONDUCTOR EQUIPMENT & PRODUCTS ((0.5)%)
    Advanced Micro Devices, Inc.* (Cost ($391,468))            (38,000)      (336,300)
                                                                          -----------

TOTAL INVESTMENTS AT VALUE (98.5%) (Cost $104,912,575)                     71,578,736

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                                1,083,687
                                                                          -----------

NET ASSETS (100.0%)                                                       $72,662,423
                                                                          ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
- -----------------------------------------------------------------------------

      *    Non-income producing security.

Section    Security or portion thereof is out on loan.

    (1) Security or portion of the security has been designated as collateral for securities sold short.

     ++ Security is fair valued in good faith by management and approved by the Board of Directors.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
- ------------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------       -----------
COMMON STOCKS (97.9%)
CANADA (0.5%)
PHARMACEUTICALS (0.5%)
    Biovail Corp.*                                                8,500        $   228,140
                                                                               -----------
TOTAL CANADA                                                                       228,140
                                                                               -----------

ISRAEL (1.4%)
PHARMACEUTICALS (1.4%)
    Teva Pharmaceutical Industries, Ltd. ADR                      9,600            636,480
                                                                               -----------
TOTAL ISRAEL                                                                       636,480
                                                                               -----------

UNITED KINGDOM (4.0%)
PHARMACEUTICALS (4.0%)
    Galen Holdings PLC ADR                                       21,500            560,398
    Shire Pharmaceuticals Group PLC ADR*                         41,200          1,202,628
                                                                               -----------
                                                                                 1,763,026
                                                                               -----------
TOTAL UNITED KINGDOM                                                             1,763,026
                                                                               -----------

UNITED STATES (92.0%)
BIOTECHNOLOGY (21.4%)
    Affymetrix, Inc.*                                           116,700          2,101,767
    Applera Corp. - Celera Genomics Group*                       72,600            686,070
    Array BioPharma, Inc.*                                       54,900            458,964
    Cubist Pharmaceuticals, Inc.*                                48,500            354,050
    Enzon, Inc.*                                                 12,700            279,400
    Genentech, Inc.*                                             28,500            934,515
    IDEC Pharmaceuticals Corp.*                                  51,900          2,085,342
    Invitrogen Corp.*                                            29,400          1,046,640
    Medarex, Inc.*                                               59,400            362,340
    Medimmune, Inc.*                                             18,700            479,842
    OSI Pharmaceuticals, Inc.*                                   13,900            217,952
    Protein Design Labs, Inc.*                                   50,300            521,158
                                                                               -----------
                                                                                 9,528,040
                                                                               -----------

CHEMICALS (0.4%)
    Monsanto Co.                                                  9,740            178,924
                                                                               -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
    Fisher Scientific International, Inc.*                       26,700            767,892
                                                                               -----------

HEALTHCARE EQUIPMENT & SUPPLIES (9.2%)
    Baxter International, Inc.                                   28,200          1,023,378
    Biomet, Inc.                                                  9,200            247,112
    Medtronic, Inc.                                              36,100          1,486,598
    Respironics, Inc.*                                           20,200            684,578
    Therasense, Inc.*                                            38,600            660,060
                                                                               -----------
                                                                                 4,101,726
                                                                               -----------

HEALTHCARE PROVIDERS & SERVICES (26.9%)
    AdvancePCS*                                                  18,000            348,480
    AmerisourceBergen Corp.                                      11,100            804,861

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------       -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
    Anthem, Inc.*                                                30,800       $  1,943,788
    Caremark Rx, Inc.*                                           28,200            456,840
    Community Health Care*                                       29,800            712,220
    Express Scripts, Inc.*                                       22,800          1,094,400
    HCA, Inc.                                                    13,300            619,115
    Health Management Associates, Inc. Class A*                  38,700            744,975
    Laboratory Corporation of America Holdings*                  20,952            658,940
    LifePoint Hospitals, Inc.*                                   44,200          1,336,608
    Omnicare, Inc.                                               35,700            795,039
    Quest Diagnostics, Inc.*                                     12,800            717,440
    Select Medical Corp.*                                        29,700            435,105
    WebMD Corp.*                                                218,000          1,286,200
                                                                               -----------
                                                                                11,954,011
                                                                               -----------

IT CONSULTING & SERVICES (2.2%)
    Priority Healthcare Corp. Class B*                           38,600            970,018
                                                                               -----------

PHARMACEUTICALS (30.2%)
    CollaGenex Pharmaceuticals, Inc.*                            64,400            376,740
    ICN Pharmaceuticals, Inc.                                    34,500            350,520
    Johnson & Johnson                                            28,412          1,543,056
    King Pharmaceuticals, Inc.*                                  98,249          2,093,686
    Mylan Laboratories, Inc.                                     58,000          1,893,700
    Pfizer, Inc.                                                 24,425            807,979
    Pharmacia Corp.                                              57,097          2,495,139
    Scios, Inc.*                                                 64,600          1,554,276
    Sepracor, Inc.*                                              56,900            316,933
    SICOR, Inc.*                                                 56,300            914,875
    Trimeris, Inc.*                                              24,500          1,114,750
                                                                               -----------
                                                                                13,461,654
                                                                               -----------
TOTAL UNITED STATES                                                             40,962,265
                                                                               -----------


TOTAL COMMON STOCKS (Cost $50,492,717)                                          43,589,911
                                                                               -----------

                                                                  PAR
                                                                 (000)
                                                               ---------

SHORT-TERM INVESTMENT (2.2%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.688%, 9/03/02
    (Cost $957,000)                                                $957            957,000
                                                                               -----------

TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $51,449,717)                          44,546,911
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                      (31,721)
                                                                               -----------

NET ASSETS (100.0%)                                                            $44,515,190
                                                                               ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
- ------------------------------------------------------------------------------
*    Non-income producing security.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
- ------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES           VALUE
                                                                 ---------       -----------
COMMON STOCKS (94.8%)
AUSTRALIA (1.5%)
BANKS (1.5%)
    National Australia Bank, Ltd.                                   762           $ 14,542
                                                                                  --------
TOTAL AUSTRALIA                                                                     14,542
                                                                                  --------

CANADA (2.9%)
BANKS (2.9%)
    Royal Bank of Canada                                            800             28,718
                                                                                  --------
TOTAL CANADA                                                                        28,718
                                                                                  --------

FRANCE (6.8%)
BANKS (5.7%)
    BNP Paribas SA                                                  941             43,889
    Societe Generale                                                200             11,856
                                                                                  --------
                                                                                    55,745
                                                                                  --------

INSURANCE (1.1%)
    Axa                                                             800             10,960
                                                                                  --------
TOTAL FRANCE                                                                        66,705
                                                                                  --------

GERMANY (0.9%)
INSURANCE (0.9%)
    Muenchener Rueckversicherungs-Gesellschaft AG                    50              9,105
                                                                                  --------
TOTAL GERMANY                                                                        9,105
                                                                                  --------

IRELAND (4.0%)
BANKS (4.0%)
    Allied Irish Banks PLC                                        2,978             38,549
                                                                                  --------
TOTAL IRELAND                                                                       38,549
                                                                                  --------

ITALY (1.0%)
BANKS (1.0%)
    UniCredito Italiano SpA                                       2,500              9,463
                                                                                  --------
TOTAL ITALY                                                                          9,463
                                                                                  --------

JAPAN (3.2%)
BANKS (3.2%)
    Sumitomo Mitsui Banking Corp.                                 6,000             30,819
                                                                                  --------
TOTAL JAPAN                                                                         30,819
                                                                                  --------

SPAIN (2.0%)
BANKS (2.0%)
    Banco Santander Central Hispano SA*                           2,861             19,107
                                                                                  --------
TOTAL SPAIN                                                                         19,107
                                                                                  --------

SWITZERLAND (5.5%)
BANKS (4.5%)
    UBS AG                                                          921             43,392
                                                                                  --------

See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                  SHARES           VALUE
                                                                 ---------       -----------
COMMON STOCKS (CONTINUED)
SWITZERLAND (CONTINUED)
INSURANCE (1.0%)
    Zurich Financial Services AG                                    100           $  9,896
                                                                                  --------
TOTAL SWITZERLAND                                                                   53,288
                                                                                  --------

UNITED KINGDOM (9.0%)
BANKS (8.2%)
    HBOS PLC                                                      3,300             36,959
    Royal Bank of Scotland Group PLC                                873             20,837
    Standard Chartered PLC                                        1,900             21,749
                                                                                  --------
                                                                                    79,545
                                                                                  --------

INSURANCE (0.8%)
    Aviva PLC                                                     1,050              8,105
                                                                                  --------
TOTAL UNITED KINGDOM                                                                87,650
                                                                                  --------

UNITED STATES (58.0%)
BANKS (15.1%)
    Bank of America Corp.                                           800             56,064
    Charter One Financial, Inc.                                     900             30,330
    Wells Fargo & Co.                                             1,150             60,019
                                                                                  --------
                                                                                   146,413
                                                                                  --------

DIVERSIFIED FINANCIALS (21.1%)
    Citigroup, Inc.                                               1,800             58,950
    Freddie Mac                                                     700             44,870
    Household International, Inc.                                   650             23,471
    J.P. Morgan Chase & Co.                                       1,200             31,680
    Lehman Brothers Holdings, Inc.                                  800             45,608
                                                                                  --------
                                                                                   204,579
                                                                                  --------

INDUSTRIAL CONGLOMERATES (4.0%)
    General Electric Co.                                          1,300             39,195
                                                                                  --------

INSURANCE (17.8%)
    AFLAC, Inc.                                                   1,600             48,976
    American International Group, Inc.                              600             37,680
    Lincoln National Corp.                                          500             18,525
    MBIA, Inc.                                                      800             36,768
    St. Paul Companies, Inc.                                        900             27,378
    Travelers Property Casualty Corp. Class A*                       78              1,222
    Travelers Property Casualty Corp. Class B*                      160              2,603
                                                                                  --------
                                                                                   173,152
                                                                                  --------
TOTAL UNITED STATES                                                                563,339
                                                                                  --------

TOTAL COMMON STOCKS (Cost $973,193)                                                921,285
                                                                                  --------

TOTAL INVESTMENTS AT VALUE (94.8%) (Cost $973,193)                                 921,285

OTHER ASSETS IN EXCESS OF LIABILITIES (5.2%)                                        50,295
                                                                                  --------

NET ASSETS (100.0%)                                                               $971,580
                                                                                  ========

- ------------------------------------------------------------------------------
*    Non-income producing security.

                See Accompanying Notes to Financial Statements.#

CREDIT SUISSE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2002
- ------------------------------------------------------------------------------

                                                                      GLOBAL            GLOBAL             GLOBAL
                                                                    TECHNOLOGY      HEALTH SCIENCES       FINANCIAL
                                                                       FUND              FUND           SERVICES FUND
                                                                    ----------      ---------------     -------------
ASSETS
    Investments at value (Cost $105,304,043, $51,449,717,
      and $973,193, respectively)                                 $  71,915,0361      $44,546,911        $  921,285
    Cash                                                                  98,375               12            16,569
    Foreign Cash (Cost $860, $0 and $1,250 respectively)                     853               --             1,399
    Receivable for fund shares sold                                      878,603           37,309                --
    Receivable for investments sold                                      391,468               --                --
    Dividend, interest and reclaim receivable                             31,990           13,690             3,341
    Collateral received for securities loaned                          7,434,206               --                --
    Receivable from investment adviser                                        --           41,987            51,155
    Prepaid expenses and other assets                                     20,918           13,051             8,420
                                                                  --------------      -----------        ----------
     Total assets                                                     80,771,449       44,652,960         1,002,169
                                                                  --------------      -----------        ----------

LIABILITIES
    Securities sold short at value (proceeds $391,468)                   336,300               --                --
    Advisory fee payable                                                   6,315               --                --
    Administrative services fee payable                                    8,832            8,094             3,793
    Directors' fee payable                                                 4,240            4,211             4,057
    Payable for investments purchased                                         --           30,623                --
    Payable for fund shares purchased                                    104,117               --                --
    Payable upon return of securities loaned                           7,434,206               --                --
    Distribution fee payable                                              15,414            9,652               206
    Other accrued expenses payable                                       199,602           85,190            22,533
                                                                  --------------      -----------        ----------
     Total liabilities                                                 8,109,026          137,770            30,589
                                                                  --------------      -----------        ----------

NET ASSETS
    Capital Stock, $0.001 par value                                        3,825            3,269               127
    Paid-in capital                                                  325,218,436       54,461,123         1,365,272
    Accumulated undistributed net investment income (loss)               (70,692)              --             1,095
    Accumulated net realized loss from investments
      and foreign currency transactions                             (219,155,298)      (3,046,555)         (343,155)
    Net unrealized depreciation from investments
      and foreign currency translations                              (33,333,848)      (6,902,647)          (51,759)
                                                                  --------------      -----------        ----------
    Net Assets                                                    $   72,662,423      $44,515,190        $  971,580
                                                                  ==============      ===========        ==========

COMMON SHARES
    Net assets                                                    $   71,472,726      $44,484,414       $   965,255
    Shares outstanding                                                 3,762,287        3,266,765           126,260
                                                                  --------------      -----------        ----------
    Net asset value, offering price and redemption price
      per share                                                           $19.00           $13.62             $7.64
                                                                          ======           ======             =====

A SHARES
    Net assets                                                    $    1,189,697      $    30,776       $     6,325
    Shares outstanding                                                    62,628            2,260               827
                                                                  --------------      -----------        ----------
    Net asset value and redemption price per share                        $19.00           $13.62             $7.65
                                                                          ======           ======             =====

    Maximum offering price per share
      (net asset value/(1-5.75%))                                         $20.16           $14.45             $8.12
                                                                          ======           ======             =====

- ------------------------------------------------------------------------------
(1)  Includes $6,899,899 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2002
- ------------------------------------------------------------------------------

                                                                        GLOBAL              GLOBAL                 GLOBAL
                                                                      TECHNOLOGY        HEALTH SCIENCES           FINANCIAL
                                                                         FUND                FUND               SERVICES FUND
                                                                      ----------        ---------------         -------------
INVESTMENT INCOME
    Dividends                                                       $    730,027         $    181,136             $  29,157
    Interest                                                              76,084               36,632                   417
    Securities lending                                                   111,631                   14                    --
    Foreign taxes withheld                                               (66,348)              (2,142)               (1,490)
                                                                    ------------         ------------             ---------
     Total investment income                                             851,394              215,640                28,084
                                                                    ------------         ------------             ---------

EXPENSES
    Investment advisory fees                                           1,134,583              750,233                14,439
    Administrative services fees                                         146,209              133,908                 3,788
    Shareholder servicing/Distribution fees                              283,486              187,558                 4,011
    Transfer agent fees                                                  544,679              237,768                 4,204
    Printing fees                                                        141,239              114,062                51,065
    Legal fees                                                            40,062               56,627                48,401
    Registration fees                                                     69,811               61,564                61,831
    Custodian fees                                                        40,144                8,067                 4,156
    Audit fees                                                            17,807               21,866                17,166
    Directors fees                                                        22,900               22,641                22,372
    Insurance expense                                                     12,102                5,917                    42
    Interest expense                                                         974                8,003                    --
    Miscellaneous expense                                                    804                7,453                 6,704
                                                                    ------------         ------------             ---------
     Total expenses                                                    2,454,800            1,615,667               238,179
    Less: fees waived, expenses reimbursed and transfer
      agent offsets                                                     (581,876)            (422,798)             (214,113)
                                                                    ------------         ------------             ---------
     Net expenses                                                      1,872,924            1,192,869                24,066
                                                                    ------------         ------------             ---------
      Net investment income (loss)                                    (1,021,530)            (977,229)                4,018
                                                                    ------------         ------------             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments                        (88,142,277)           2,369,948              (213,604)
    Net realized gain (loss) from foreign currency transactions          (83,014)               1,454                (2,926)
    Net change in unrealized appreciation (depreciation)
      from investments                                                38,479,546          (21,723,107)               85,232
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations                                   6,231                  113                    27
                                                                    ------------         ------------             ---------
    Net realized and unrealized loss from
      investments and foreign currency related items                 (49,739,514)         (19,351,592)             (131,271)
                                                                    ------------         ------------             ---------
    Net decrease in net assets resulting
      from operations                                               $(50,761,044)        $(20,328,821)            $(127,253)
                                                                    ============         ============             =========

                        See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
- ------------------------------------------------------------------------------

                                                                                      GLOBAL TECHNOLOGY FUND
                                                                                  ------------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  ------------------------------
                                                                                       2002             2001
                                                                                  ------------     -------------
FROM OPERATIONS
  Net Investment income (loss)                                                    $ (1,021,530)    $  (2,982,819)
  Net realized gain (loss) from investments and foreign currency transactions      (88,225,291)     (126,949,006)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                   38,485,777      (100,916,227)
                                                                                  ------------     -------------
    Net decrease in net assets resulting from operations                           (50,761,044)     (230,848,052)
                                                                                  ------------     -------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                     --       (14,140,026)
                                                                                  ------------     -------------
    Net decrease in net assets resulting from distributions                                 --       (14,140,026)
                                                                                  ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                      43,813,941       167,204,463
  Shares exchanged due to merger                                                     7,288,417                --
  Reinvestment of distributions                                                             --        13,397,882
  Net asset value of shares redeemed                                               (75,183,945)     (259,564,665)
                                                                                  ------------     -------------
    Net increase (decrease) in net assets from capital share transactions          (24,081,587)      (78,962,320)
                                                                                  ------------     -------------
  Net increase (decrease) in net assets                                            (74,842,631)     (323,950,398)
NET ASSETS
  Beginning of period                                                              147,505,054       471,455,452
                                                                                  ------------     -------------
  End of period                                                                   $ 72,662,423     $ 147,505,054
                                                                                  ============     =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                            $    (70,692)    $    (177,510)
                                                                                  ============     =============

- ---------------------
(1)  For the period December 28, 2000 (inception date) through August 31, 2001.


                 See Accompanying Notes to Financial Statements.

                                                                                   GLOBAL HEALTH SCIENCES FUND
                                                                                  -----------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  -----------------------------
                                                                                        2002            2001
                                                                                    ------------    ------------
FROM OPERATIONS
  Net Investment income (loss)                                                      $   (977,229)   $ (1,018,199)
  Net realized gain (loss) from investments and foreign currency transactions          2,371,402      (5,343,441)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                    (21,722,994)    (15,149,569)
                                                                                    ------------    ------------
    Net decrease in net assets resulting from operations                             (20,328,821)    (21,511,209)
                                                                                    ------------    ------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                       --      (8,674,426)
                                                                                    ------------    ------------
    Net decrease in net assets resulting from distributions                                   --      (8,674,426)
                                                                                    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                        20,189,724     124,234,896
  Shares exchanged due to merger                                                              --              --
  Reinvestment of distributions                                                               --       8,505,255
  Net asset value of shares redeemed                                                 (56,446,309)    (92,254,560)
                                                                                    ------------    ------------
    Net increase (decrease) in net assets from capital share transactions            (36,256,585)     40,485,591
                                                                                    ------------    ------------
  Net increase (decrease) in net assets                                              (56,585,406)     10,299,956
NET ASSETS
  Beginning of period                                                                101,100,596      90,800,640
                                                                                    ------------    ------------
  End of period                                                                     $ 44,515,190    $101,100,596
                                                                                    ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                              $         --    $        (71)
                                                                                    ============    ============

                                                                                  GLOBAL FINANCIAL SERVICES FUND
                                                                                  ------------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  ------------------------------
                                                                                         2002         2001(1)
                                                                                     -----------    ----------
FROM OPERATIONS
  Net Investment income (loss)                                                       $     4,018    $    6,252
  Net realized gain (loss) from investments and foreign currency transactions           (216,530)     (137,275)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                         85,259      (137,018)
                                                                                     -----------    ----------
    Net decrease in net assets resulting from operations                                (127,253)     (268,041)
                                                                                     -----------    ----------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                       --            --
                                                                                     -----------    ----------
    Net decrease in net assets resulting from distributions                                   --            --
                                                                                     -----------    ----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                           191,103     2,188,666
  Shares exchanged due to merger                                                              --            --
  Reinvestment of distributions                                                               --            --
  Net asset value of shares redeemed                                                  (1,005,738)       (7,157)
                                                                                     -----------    ----------
    Net increase (decrease) in net assets from capital share transactions               (814,635)    2,181,509
                                                                                     -----------    ----------
  Net increase (decrease) in net assets                                                 (941,888)    1,913,468
NET ASSETS
  Beginning of period                                                                  1,913,468            --
                                                                                     -----------    ----------
  End of period                                                                      $   971,580    $1,913,468
                                                                                     ===========    ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $     1,095    $       --
                                                                                     ===========    ==========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
- ------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------------------------------
                                                       2002            2001             2000            1999             1998
                                                     -------         --------         --------        --------          ------
PER SHARE DATA
  Net asset value, beginning of period               $ 29.11         $  69.11         $  41.22        $  20.54          $17.30
                                                     -------         --------         --------        --------          ------

INVESTMENT OPERATIONS
  Net investment loss                                  (0.28)(1)        (0.75)           (0.44)          (0.04)          (0.01)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                     (9.83)          (36.86)           29.56           23.56            4.29

    Total from investment operations                  (10.11)          (37.61)           29.12           23.52            4.28

LESS DISTRIBUTIONS
  Distribution from net realized gains                    --            (2.39)           (1.23)          (2.84)          (1.04)
                                                     -------         --------         --------        --------          ------
NET ASSET VALUE, END OF PERIOD                       $ 19.00         $  29.11         $  69.11        $  41.22          $20.54
                                                     =======         ========         ========        ========          ======

    Total Return(2)                                   (34.73)%         (55.72)%          70.99%         120.73%          25.38%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $71,473         $147,504         $471,455         $65,165         $   718
    Ratio of expenses to average net assets             1.65%(3)         1.67%(3)         1.66%(3)        1.65%           1.65%
   Ratio of net investment loss to
     average net assets                                (0.90)%          (1.14)%          (0.89)%         (0.35)%         (0.03)%
     Decrease reflected in above operating
       expense ratios due to
       waivers/reimbursements                           0.51%            0.15%            0.11%           0.87%           5.21%
   Portfolio turnover rate                                68%             100%             143%            203%            169%

- ------------------------------------------------------------------------------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002 and .02% for each of the years ended August 31, 2001 and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65%, 1.65% and 1.64% for the years ended August 31, 2002, 2001 and 2000, respectively.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
- ------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                                  ENDED
                                                           AUGUST 31, 2002(1)
                                                           ------------------
PER SHARE DATA
  Net asset value, beginning of period                          $ 29.42
                                                                -------
INVESTMENT OPERATIONS
  Net investment loss(2)                                          (0.17)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                               (10.25)
                                                                -------
    Total from investment operations                             (10.42)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                  $ 19.00
                                                                =======

   Total Return(3)                                               (35.42)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                      $ 1,190
    Ratio of expenses to average net assets(4,5)                   1.65%
    Ratio of net investment loss to
      average net assets(5)                                       (1.03)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements(5)                                    0.76%
  Portfolio turnover rate                                            68%

- ------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
- ------------------------------------------------------------------------------

                                                         FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                              AUGUST 31,                        OCTOBER 31,
                                                  ----------------------------------        ------------------
                                                   2002          2001        2000(1)         1999        1998
                                                  -------      --------     --------        --------    ------

PER SHARE DATA
  Net asset value, beginning of period            $ 18.85       $  23.95     $ 14.92        $ 14.41     $ 12.22
                                                  -------       --------     -------        -------     -------

INVESTMENT OPERATIONS
  Net investment loss                               (0.23)(2)      (0.10)      (0.08)         (0.13)      (0.06)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                  (5.00)         (3.08)       9.11           0.64        2.97
                                                  -------       --------     -------        -------     -------
    Total from investment operations                (5.23)         (3.18)       9.03           0.51        2.91
                                                  -------       --------     -------        -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                 --             --          --             --       (0.04)
  Distribution from net realized gains                 --          (1.92)         --             --       (0.68)
                                                  -------       --------     -------        -------     -------
    Total dividends and distributions                  --          (1.92)         --             --       (0.72)
                                                  -------       --------     -------        -------     -------
  NET ASSET VALUE, END OF PERIOD                  $ 13.62       $  18.85     $ 23.95        $ 14.92     $ 14.41
                                                  =======       ========     =======        =======     =======

       Total Return(3)                             (27.75)%       (14.44)%     60.52%          3.54%      25.25%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)        $44,484       $101,101     $90,801        $47,574     $64,336
     Ratio of expenses to average net assets(4)      1.59%          1.60%       1.61%(5)       1.59%       1.59%
   Ratio of net investment income (loss) to
     average net assets                             (1.30)%        (1.05)%     (0.94)%5        0.62%      (0.58)%
     Decrease reflected in above operating
       expense ratios due to
       waivers/reimbursements                        0.56%          0.26%       0.28%(5)       0.29%       0.38%
   Portfolio turnover rate                             67%            35%        106%           146%         63%

- ------------------------------------------------------------------------------
(1) Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002, .01% for the year ended August 31, 2001, and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the Fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the years ended August 31, 2002 and August 31, 2001, respectively, and 1.59% annualized for the period November 1, 1999 to August 31, 2000.

(5)  Annualized


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
- ------------------------------------------------------------------------------

                                               FOR THE PERIOD
                                                    ENDED
                                             AUGUST 31, 2002(1)
                                             ------------------
PER SHARE DATA
  Net asset value, beginning of period             $19.76
                                                   ------

INVESTMENT OPERATIONS
  Net investment loss(2)                            (0.14)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                  (6.00)
                                                   ------
      Total from investment operations              (6.14)
                                                   ------
NET ASSET VALUE, END OF PERIOD                     $13.62
                                                   ======

      Total Return(3)                              (31.07)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)         $   31
    Ratio of expenses to average net assets(4,5)     1.59%
    Ratio of net investment loss to
      average net assets(5)                         (1.32)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements(5)                      1.24%
  Portfolio turnover rate                              67%

- ------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
- ------------------------------------------------------------------------------

                                                FOR THE PERIOD
                                                ENDED AUGUST 31
                                              --------------------
                                                2002       2001(1)
                                              --------     -------
PER SHARE DATA
  Net asset value, beginning of period         $  8.74     $ 10.00
                                               -------     -------

INVESTMENT OPERATIONS
  Net investment income                          0.022        0.03
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)               (1.12)      (1.29)
                                               -------     -------
      Total from investment operations           (1.10)      (1.26)
                                               -------     -------
  NET ASSET VALUE, END OF PERIOD               $  7.64     $  8.74
                                               =======     =======

      Total Return(3)                           (12.59)%    (12.60)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)     $   965     $ 1,913
    Ratio of expenses to average net assets(4)    1.50%       1.50%(5)
    Ratio of net investment income to
      average net assets                          0.25%       0.48%(5)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                     13.26%      11.84%(5)
  Portfolio turnover rate                          114%         87%

- ------------------------------------------------------------------------------
(1)  For the period December 28, 2000 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
- ------------------------------------------------------------------------------


                                               FOR THE PERIOD
                                                    ENDED
                                             AUGUST 31, 2002(1)
                                             ------------------
PER SHARE DATA
  Net asset value, beginning of period           $  8.74
                                                 -------

INVESTMENT OPERATIONS
  Net investment income(2)                          0.04
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                 (1.13)
                                                 -------
      Total from investment operations             (1.09)
                                                 -------
  NET ASSET VALUE, END OF PERIOD                 $  7.65
                                                 =======

      Total Return(3)                              (9.47)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)       $     6
    Ratio of expenses to average net assets(4)      1.50%(5)
    Ratio of net investment income to
      average net assets                            0.57%(5)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                       19.43%(5)
  Portfolio turnover rate                            114%

- ------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) The total return is historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for period is not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2002
- ------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Funds covered in this report are comprised of Credit Suisse Global Technology Fund, Inc. ("Global Technology"), Credit Suisse Global Health Sciences Fund, Inc. ("Global Health Sciences"), and Credit Suisse Global Financial Services Fund, Inc. ("Global Financial Services"), (each, a "Fund" and collectively, the OFundsO), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies. Global Technology, Global Health Sciences, and Global Financial Services Funds were each incorporated under the laws of the state of Maryland on July 31, 1998, October 24, 1996 and May 25, 2000, respectively.

     The Funds changed their legal names during the most recent fiscal year. A comparison of the old name and the new name, which was effective on December 12, 2001, is presented below:

 OLD NAME                                                              NEW NAME
 --------                                                              --------
 Credit Suisse Warburg Pincus Global Telecommunications Fund           Credit Suisse Global Technology Fund
 Credit Suisse Warburg Pincus Global Health Sciences Fund              Credit Suisse Global Health Sciences Fund
 Credit Suisse Warburg Pincus Global Financial Services Fund           Credit Suisse Global Financial Services Fund

     Investment objectives for each Fund are as follows: Global Technology seeks long-term capital appreciation; Global Health Sciences and Global Financial Services seek capital appreciation.

     Global Technology and Global Financial Services are authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Common and Class A shares of Global Financial Services and Global Technology are offered. Global Health Sciences is authorized to issue three classes of shares: Common, Advisor, and Class A, although only Common and Class A shares are being offered. Common shares for each fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of each Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of each applicable Fund's Class A shares. In addition, the Common, and Class A shares bear co-administration fees.

     During the current fiscal year, the classes offered by the Funds changed as follows: Global Technology closed the Advisor Class effective October 2, 2001. Global Technology and Global Health Sciences began offering Class A shares effective November 30, 2001, and closed the Common Class to new investors effective December 12, 2001. Global Financial Services began offering Class A shares effective November 30, 2001, and closed the Common Class to new investments effective December 12, 2001.

     Effective as of the close of business on April 26, 2002 the Global Technology Fund acquired all of the net assets of the Credit Suisse Technology Fund ("Technology Fund') in a tax-free exchange of shares. The shares exchanged were 221,743 shares of the Common Class shares of Global Technology (valued at $5,507,646) for 1,495,563 shares of the Common Class of the Technology Fund, 34,693 shares of Class A shares of Global Technology (valued at $861,096) for 235,172 shares of the Class A Shares of the Technology Fund, 24,002 shares of Class A shares of Global Technology (valued at $595,518) for 162,261 shares of the Class B Shares of the Technology Fund, 13,068 shares of Class A shares of Global Technology (valued at $324,157) for 89,071 shares of the Class A Shares of the Technology Fund. The aggregate net assets of Technology and Global Technology immediately before the acquisition were $7,288,417 which included ($8,507,702) of unrealized depreciation and $99,665,575 respectively, and the combined net assets of the Global Technology after the acquisition were $106,953,992.

     A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     B) FOREIGN CURRENCY TRANSACTIONS-- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At August 31, 2002, the Funds had no open forward foreign currency contracts.

     I) SHORT SALES -- When the Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace such security. A Fund will realize a gain if there is a decline in the price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with them. A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its net assets.

     J) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by Global Technology with respect to such loans (including the right to draw on letter of credit) at August 31, 2002 is as follows:

           MARKET VALUE OF                                VALUE OF
           SECURITIES LOANED                         COLLATERAL RECEIVED
           -----------------                         -------------------
           $6,899,899                                    $7,434,206

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by Global Technology and Global Health Sciences Funds to act as the Fund's securities lending agent. For the year ended August 31, 2002, Global Technology and Global Health Sciences earned $111,631 and $14 from securities lending transactions, respectively.

   Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Funds fees for their securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     K) OTHER -- The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     The Funds invest a high percentage of their assets in specific sectors of the market, especially technology, health sciences, and financial services. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. These Funds, under normal market conditions, invest at least 80% or more of their assets, plus borrowings for investment purposes in a group of related industries within the technology, health sciences and financial services sectors, as applicable, of the market.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

      FUND                                      ANNUAL RATE
      ----                                      -----------
      Global Technology               1.00% of average daily net assets
      Global Health Sciences          1.00% of average daily net assets
      Global Financial Services       0.90% of average daily net assets

     For the year ended August 31, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed for each of the Funds were as follows:

                                        GROSS                      NET
                                       ADVISORY                  ADVISORY         EXPENSE
      FUND                               FEE         WAIVER        FEE        REIMBURSEMENTS
      ----                            ----------     ------      --------     --------------
      Global Technology               $1,134,583   ($581,136)     $553,447       $      --
      Global Health Sciences             750,233    (422,526)      327,707              --
      Global Financial Services           14,439     (14,439)           --        (198,698)

     Subsequent to the period covered by this report, management determined that the Global Technology Fund's advisory contract had lapsed due to an administrative error. The Global Technology Fund's adviser intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid to the adviser during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

     Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, serves as sub-investment adviser to the Funds. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Funds.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as each Fund's co-administrators. At its meeting held on February 12, 2002, the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective June 1, 2002.

     For administrative services, CSAMSI currently receives from each Fund, except Global Technology, a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common and Class A shares. For Global Technology, CSAMSI is entitled to receive a fee calculated at an annual rate of ...05% of the Fund's first $125 million in average daily net assets of Common and Class A shares and .10% of average daily net assets of Common and Class A shares over $125 million.

     For the year ended August 31, 2002, administrative services fees earned by CSAMSI were as follows:

      FUND                                   CO-ADMINISTRATOR FEE
      ----                                   --------------------
      Global Technology                             $56,729
      Global Health Sciences                         75,023
      Global Financial Services                       1,606

     For its administrative services, PFPC was entitled to receive a fee from each Fund, exclusive of out-of-pocket expenses, based on the following fee structure:

      AVERAGE DAILY NET ASSETS             ANNUAL RATE
      ------------------------             -----------
      First $500 million          .08% of average daily net assets
      Next $1 billion             .07% of average daily net assets
      Over $1.5 billion           .06% of average daily net assets

     For the period September 1, 2001 through May 31, 2002, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                    GROSS                           NET
                              CO-ADMINISTRATION              CO-ADMINISTRATION
      FUND                           FEE            WAIVER          FEE
      ----                    -----------------     ------   -----------------
      Global Technology            $70,608          $  --          $70,608
      Global Health Sciences        48,071             --           48,071
      Global Financial Services      1,905           (972)             933

     For its administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

      AVERAGE DAILY NET ASSETS             ANNUAL RATE
      ------------------------             -----------
      First $5 billion           .050% of average daily net assets
      Next $5 billion            .035% of average daily net assets
      Over $10 billion           .020% of average daily net assets

     For the period June 1, 2002 to August 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were as follows:

      FUND                                   CO-ADMINISTRATOR FEE
      ----                                   --------------------
      Global Technology                            $18,872
      Global Health Sciences                        10,814
      Global Financial Services                        277

     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 and under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For Class A shares, the fee is calculated at an annual rate of .25% of the average daily net asset of the Class A shares. For the year ended August 31, 2002, shareholder services fees earned by CSAMSI were as follows:

                                             SHAREHOLDER SERVICING/
      FUND                                     DISTRIBUTION FEE
      ----                                   ---------------------
      Global Technology
         Common Class                               $282,966
         Class A                                         520
      Global Health Sciences
         Common Class                                187,536
         Class A                                          22
      Global Financial Services
         Common Class                                  3,997
         Class A                                          14

     Boston Financial Data Services, Inc. ("BFDS") serves as each Fund's transfer and dividend disbursement agent. The Funds have an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expenses. For the year ended August 31, 2002, the Funds received credits or reimbursements under this arrangement as follows:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                       $740
      Global Health Sciences                   272
      Global Financial Services                  4

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the year ended August 31, 2002, the Funds reimbursed CSAM the following amounts, which is included in the Funds' transfer agent expense:

      FUND                                    AMOUNT
      ----                                    ------
      Global Technology                      $232,853
      Global Health Sciences                  106,479
      Global Financial Services                    --

     For the year ended August 31, 2002 CSAMSI and its affiliates advised the Funds that they retained the following amounts from commissions earned on the sale of the Funds' shares:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                      $  679
      Global Health Sciences                  1,895
      Global Financial Services                 115

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the year ended August 31, 2002, Merrill was paid by the Funds as follows:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                      $95,779
      Global Health Sciences                  85,384
      Global Financial Services               46,102

NOTE 3. LINE OF CREDIT

     Through June 18, 2002 the Funds, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

     Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At August 31, 2002, there were no loans outstanding for any of the Funds under either the New Credit Facility or the Prior Credit Facility. During the year ended August 31, 2002, Global Technology and Global Health Sciences had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:


                                                     WEIGHTED
                                                      AVERAGE              MAXIMUM
                                AVERAGE DAILY        INTEREST           DAILY LOAN
      FUND                       LOAN BALANCE          RATE%            OUTSTANDING
      ----                    -----------------      --------           -----------
      Global Technology           $1,271,000           2.325%           $ 1,477,000
      Global Health Sciences      $3,979,560           2.260%            11,323,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

      FUND                             PURCHASES          SALES
      ----                             ---------          ------
      Global Technology               $75,330,546      $116,502,609
      Global Health Sciences           49,439,668        76,679,930
      Global Financial Services         1,741,381         2,545,817

5. CAPITAL SHARE TRANSACTIONS

     Each Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                          GLOBAL TECHNOLOGY FUND
                                                               COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                      SHARES          VALUE               SHARES          VALUE
                                     ---------    -------------          ---------    -------------
Shares sold                          1,483,408    $  40,699,743          3,622,260    $ 167,203,463
Shares exchanged due to merger         221,743        5,507,646                 --               --
Shares issued in reinvestment
  of distributions                          --               --            287,508       13,397,882
Shares redeemed                     (3,010,011)     (74,973,602)        (5,664,109)    (259,564,665)
                                    ----------     ------------         ----------    -------------
Net decrease                        (1,304,860)    $(28,766,213)        (1,754,341)   $ (78,963,320)
                                    ==========     ============         ==========    =============

                                      GLOBAL TECHNOLOGY FUND
                                              CLASS A
                                     --------------------------
                                           FOR THE PERIOD
                                                ENDED
                                          AUGUST 31, 2002(1)
                                     --------------------------
                                      SHARES          VALUE
                                     ---------    -------------
Shares sold                              675        $3,114,198
Shares exchanged due to merger        71,763         1,780,771
Shares redeemed                       (9,810)         (210,343)
                                      ------        ----------
Net increase                          62,628        $4,684,626
                                      ======        ==========

                                                       GLOBAL HEALTH SCIENCES FUND
                                                               COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                     SHARES          VALUE               SHARES           VALUE
                                    ---------    -------------          ---------     -------------
Shares sold                         1,097,841    $  20,153,575           6,046,881    $ 124,234,896
Shares issued in reinvestment
  of distributions                         --               --             385,551        8,505,255
Shares redeemed                    (3,195,361)     (56,446,309)         (4,860,142)     (92,254,560)
                                   -----------   -------------          ----------    -------------
Net increase (decrease)            (2,097,520)   $ (36,292,734)          1,572,290    $  40,485,591
                                   ==========    =============          ==========    =============

                                     GLOBAL HEALTH SCIENCES FUND
                                              CLASS A
                                     ---------------------------
                                           FOR THE PERIOD
                                                ENDED
                                     ---------------------------
                                          AUGUST 31, 2002(1)
                                     ---------------------------
                                      SHARES          VALUE
                                     ---------    --------------
Shares sold                            2,260          $36,149
Shares redeemed                           --               --
                                       -----          -------
Net increase                           2,260          $36,149
                                       =====          =======

                                                     GLOBAL FINANCIAL SERVICES FUND
                                                              COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                      SHARES          VALUE               SHARES          VALUE
                                     ---------     ------------          ---------     ------------
Shares sold                               255       $     2,140           219,718       $2,188,666
Shares redeemed                       (92,901)         (821,813)             (812)          (7,157)
                                      -------       -----------           -------       ----------
Net increase (decrease)               (92,646)      $  (819,673)          218,906       $2,181,509
                                      =======       ===========           =======       ==========

                                     GLOBAL FINANCIAL SERVICES FUND
                                               CLASS A
                                     ------------------------------
                                            FOR THE PERIOD
                                                 ENDED
                                     ------------------------------
                                           AUGUST 31, 2002(1)
                                     ------------------------------
                                      SHARES             VALUE
                                     ---------       --------------
Shares sold                            22,139           $ 188,963
Shares redeemed                       (21,312)           (183,925)
                                      -------           ---------
Net increase                              827           $   5,038
                                      =======           =========

(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

     On August 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

                                   NUMBER OF       APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS      OF OUTSTANDING SHARES
                                  ------------     ----------------------
      Global Technology
       Common                          2                    48%
      Global Health Sciences
       Common                          2                    49%
       Class A                         6                    95%
      Global Financial Services
       Common Class                    1                    94%
       Class A                         3                    96%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses and excise tax regulations.

   There were no distributions in the year ended August 31, 2002 for any of the Funds.

   At August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                            GLOBAL            GLOBAL            GLOBAL
                                          TECHNOLOGY      HEALTH SCIENCES      FINANCIAL
                                             FUND              FUND           SERVICES FUND
                                         -------------    ---------------     -------------
Undistributed ordinary income            $     (70,692)     $        --        $   1,095
Accumulated net realized loss             (217,972,919)      (3,046,555)        (339,794)
Unrealized appreciation (depreciation)     (34,516,227)      (6,902,647)         (55,120)
                                          ------------      -----------        ---------
                                          (252,559,838)      (9,949,202)        (393,819)
                                          ============      ===========        =========

     At August 31, 2002, the Funds had capital loss carryovers available to offset possible future capital gains as follows:

                                                         EXPIRES AUGUST 31,
                                                    --------------------------
                                                      2009            2010
                                                    ----------     -----------
   Global Technology Fund                           22,443,214     128,849,577
   Global Health Sciences Fund                         222,906       2,823,649
   Global Financial Services Fund                           --         237,088

     Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended August 31, 2002, the Funds elected to defer net losses arising between November 1, 2001 and August 31, 2002.

                                                                      AMOUNT
                                                                   -----------
   Global Technology Fund                                          $66,750,820
   Global Health Sciences Fund                                              --
   Global Financial Services Fund                                      102,707

     At August 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:

                                               GROSS UNREALIZED   GROSS UNREALIZED     NET UNREALIZED
   FUND                      IDENTIFIED COST     APPRECIATION      (DEPRECIATION)      (DEPRECIATION)
   ----                      ---------------   ----------------   ----------------     --------------
   Global Technology           $106,486,422       $3,108,078       $(37,624,305)       $(34,516,227)
   Global Health Sciences        51,449,717        6,137,103        (13,039,750)         (6,902,647)
   Global Financial Services        976,554           64,927           (120,047)            (55,120)

     At August 31, 2002, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments, and paid-in capital have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, capital loss carryover from Fund acquision and forward foreign currency contracts. Net assets were not affected by these reclassifications:

                                                     INCREASE (DECREASE)
                                         -------------------------------------------------
                                                                           ACCUMULATED NET
                                                                             REALIZED GAIN
                                          PAID-IN     UNDISTRIBUTED NET       (LOSS) ON
                                          CAPITAL     INVESTMENT INCOME      INVESTMENTS
                                         ---------    -----------------    ---------------
   Global Technology Fund                1,815,638       1,128,348           (2,943,986)
   Global Health Sciences Fund            (975,845)        977,300               (1,455)
   Global Financial Services Fund               --          (2,923)               2,923

NOTE 7. SUBSEQUENT EVENT

     At a special meeting of shareholders of each Fund, held at 466 Lexington Avenue 16th Floor, New York, NY 10017 on Wednesday October 9, 2002 at 2:00 P.M., a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management LLC and Credit Suisse Assset Management Limited ("CSAM Australia") was approved.

CREDIT SUISSE FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
- ------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Credit Suisse Global Technology Fund, Inc.;
   Credit Suisse Global Health Sciences Fund, Inc.;
   Credit Suisse Global Financial Services Fund, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Technology Fund, Inc., Credit Suisse Global Health Sciences Fund, Inc. and Credit Suisse Global Financial Services Fund, Inc. (collectively referred to as the "Funds") at August 31, 2002, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 21, 2002

CREDIT SUISSE FUNDS
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)
- ------------------------------------------------------------------------------

                                          TERM                                  NUMBER OF
                                          OF OFFICE(1)                          PORTFOLIOS IN
                                          AND                                   FUND
                           POSITION(S)    LENGTH         PRINCIPAL              COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS        DIRECTOR            HELD BY DIRECTOR
- ---------------------      -----------    ------------   --------------------   --------------      ----------------
INDEPENDENT DIRECTORS

Richard H. Francis         Director and   Since          Currently retired;     54                  Director of
40 Grosvenor Road          Audit          2000           Executive Vice                             The Indonesia
Short Hills, New Jersey    Committee                     President and                              Fund, Inc.
07078                      Member                        Chief Financial
                                                         Officer of Pan Am
Age: 68                                                  Corporation and
                                                         Pan American
                                                         World Airways,
                                                         Inc. from 1988 to
                                                         1991

Jack W. Fritz              Director and   Since          Private investor;      54                  Director of
2425 North Fish Creek Road Audit          Fund           Consultant and                             Advo, Inc.
P.O. Box 1287              Committee      Inception      Director of Fritz                          (direct mail
Wilson, Wyoming 83014      Member                        Broadcasting, Inc.                         advertising)
                                                         And Fritz
Age: 73                                                  Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since
                                                         1987

Jeffrey E. Garten          Director and   Since          Dean of Yale           54                  Director of
Box 208200                 Audit          1998           School of                                  Aetna, Inc.;
New Haven, Connecticut     Committee                     Management and                             Director of
06520-8200                 Member                        William S. Beinecke                        Calpine Energy
                                                         Professor in the                           Corporation;
Age: 54                                                  Practice of                                Director of
                                                         International                              CarMax
                                                         Trade and Finance;                         Group
                                                         Undersecretary of
                                                         Commerce for
                                                         International Trade
                                                         from November 1993
                                                         to October 1995;
                                                         Professor at
                                                         Columbia University
                                                         from September
                                                         1992 to November
                                                         1993

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                          TERM                                        NUMBER OF
                                          OF OFFICE(1)                                PORTFOLIOS IN
                                          AND                                         FUND
                           POSITION(S)    LENGTH         PRINCIPAL                    COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS              DIRECTOR            HELD BY DIRECTOR
- ---------------------      -----------    ------------   --------------------         --------------      ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Peter F. Krogh            Director and    Since          Dean Emeritus and            54                  Member of
301 ICC                   Audit           2001           Distinguished Professor                          Board
Georgetown University     Committee                      of International Affairs                         of The Carlisle
Washington, DC 20057      Member                         at the Edmund A.                                 Companies Inc.;
                                                         Walsh School of                                  Member of
Age: 64                                                  Foreign Service.                                 Selection
                                                         Georgetown University;                           Committee
                                                         Moderator of PBS                                 for Truman
                                                         Foreign affairs television                       Scholars and
                                                         Series                                           Henry Luce

                                                                                                          Scholars;
                                                                                                          Senior
                                                                                                          Associate
                                                                                                          of
                                                                                                          Center
                                                                                                          for
                                                                                                          Strategic
                                                                                                          and
                                                                                                          International
                                                                                                          Studies;
                                                                                                          Trustee
                                                                                                          of
                                                                                                          numerous
                                                                                                          world
                                                                                                          affairs
                                                                                                          organizations

James S. Pasman, Jr.      Director and    Since          Currently retired;           54                  Director of
29 The Trillium           Audit           1999           President and Chief                              Education
Pittsburgh, Pennsylvania  Committee                      Operating Officer of                             Management
15238                     Member                         National InterGroup,                             Corp.; Director
                                                         Inc. from April 1989                             of Tyco
Age: 70                                                  to March 1991; Chairman                          International
                                                         of Permian Oil Co. from                          Ltd.; Director
                                                         April 1989 to March 1991                         of Credit
                                                                                                          Suisse Asset
                                                                                                          Management
                                                                                                          Income Fund,
                                                                                                          Inc.; Trustee of
                                                                                                          Credit Suisse
                                                                                                          High Yield Bond
                                                                                                          Fund; Trustee of
                                                                                                          Deutsche VIT
                                                                                                          Funds,
                                                                                                          overseeing three
                                                                                                          portfolios

                                          TERM                                        NUMBER OF
                                          OF OFFICE(1)                                PORTFOLIOS IN
                                          AND                                         FUND
                           POSITION(S)    LENGTH         PRINCIPAL                    COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS              DIRECTOR            HELD BY DIRECTOR
- ---------------------      -----------    ------------   --------------------         --------------      ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Steven N. Rappaport        Director and   Since          Partner of RZ Capital        54                  Director of
RZ Capital LLC             Audit          1999           LLC since 2001                                   The First Israel
40 East 52nd Street        Committee                     President of Loanet,                             Fund, Inc.
New York, New York         Chairman                      Inc. (on-line accounting
10022                                                    service) from 1991 to
                                                         2001; Executive Vice
Age: 52                                                  President of Loanet,
                                                         Inc. from 1994 to 1997;
                                                         Director, President, North
                                                         American Operations,
                                                         and former Executive
                                                         Vice President from
                                                         1992 to 1993 of
                                                         Worldwide Operations
                                                         of Metallurg Inc.;
                                                         (manufacturer of
                                                         specialty metals and
                                                         alloys); Executive Vice
                                                         President, Telerate, Inc.
                                                         (provider of real-time
                                                         information to the
                                                         capital market) from
                                                         1987 to 1992; Partner
                                                         in the law firm of
                                                         Hartman & Craven
                                                         until 1987

INTERESTED DIRECTOR

William W. Priest(2)       Director       Since          Senior Partner and           54                  Director of The
Steinberg Priest & Sloane                 1999           Fund Manager,                                    Brazilian Equity
Capital Management                                       Steinberg Priest &                               Fund, Inc.; The
12 East 49th Street                                      Sloane Capital                                   Chile Fund, Inc.;
12th Floor                                               Management since                                 The Emerging
New York, New York                                       March 2001; Chairman                             Markets Tele-
10017                                                    and Managing                                     communications
                                                         Director of CSAM                                 Fund, Inc.; The
Age: 60                                                  from 2000 to                                     First Israel Fund,
                                                         February 2001, Chief                             Inc.; The Latin
                                                         Executive Officer and                            American Equity
                                                         Managing Director of                             Fund, Inc.; The
                                                         CSAM from 1990 to                                Indonesia Fund,
                                                         2000                                             Inc.; and Credit
                                                                                                          Suisse Asset
                                                                                                          Management
                                                                                                          Income Fund, Inc.

(2) Mr. Priest is a Director who is an Ointerested personO of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                           POSITION(S)           LENGTH
                           HELD WITH             OF TIME
NAME, ADDRESS AND AGE      FUNDS                 SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
- ---------------------      -----------           ------------          ----------------------------------------------
OFFICERS

Laurence R. Smith          Chairman              Since                 Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                              2002                  CSAM; acting Chief Executive Officer of CSAMAmericas;
Management LLC                                                         Associated with JP Morgan Investment Management from
466 Lexington Avenue                                                   1981 to 1999
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.           Vice President        Since                 Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset        and Secretary         1999                  Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management LLC                                                         Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue                                                   CS First Boston Investment Management from 1994 to
New York, New York                                                     1995; Associated with Division of Enforcement, U.S.
10017-3147                                                             Securities and Exchange Commission from 1991 to 1994

Age: 38

Michael A. Pignataro       Treasurer and         Since                 Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Chief Financial       1999                  Associated with CSAM since 1984
Management LLC             Officer
466 Lexington Avenue
New York, New York
10017-3147

Age: 42

Gregory N. Bressler, Esq.  Assistant             Since                 Vice President and Legal Counsel of CSAM since
Credit Suisse Asset        Secretary             2000                  January 2000; Associated with the law firm of
Management LLC                                                         Swidler Berlin Shereff Friedman LLP from 1996 to 2000
466 Lexington Avenue
New York, New York
10017-3147

Age: 35

CREDIT SUISSE FUNDS
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                           POSITION(S)           LENGTH
                           HELD WITH             OF TIME
NAME, ADDRESS AND AGE      FUNDS                 SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
- ---------------------      -----------           ------------          ----------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.     Assistant             Since                 Assistant Vice President and Legal Counsel of CSAM since
Credit Suisse Asset        Secretary             2002                  December 2000; Assistant Vice President, Institutional
Management LLC                                                         Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                                   December 2000; Marketing Associate, International Equity
New York, New York                                                     Department, Warburg Pincus Asset Management, Inc. from
10017-3147                                                             January 1998 to January 2000; self-employed author
                                                                       consultant, from January 1996 to January 1997.
Age: 38

Rocco A. DelGuercio        Assistant             Since                 Vice President and Administrative Officer of CSAM;
Credit Suisse Asset        Treasurer             1999                  Associated with CSAM since June 1996; Assistant
Management LLC                                                         Treasurer, Bankers Trust Corp.-- Fund Administration
466 Lexington Avenue                                                   from March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                                     Supervisor, Dreyfus Corporation from April 1987 to
10017-3147                                                             March 1994

Age: 38

Joseph Parascondola        Assistant             Since                 Assistant Vice President -- Fund Administration of
Credit Suisse Asset        Treasurer             2000                  CSAM since April 2000; Assistant Vice President, Deutsche
Management LLC                                                         Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                                   Assistant Vice President, Weiss, Peck & Greer LLC
New York, New York                                                     from November 1995 to December 1998
10017-3147

Age: 38

     The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE FUNDS
SHAREHOLDER MEETING RESULTS (UNAUDITED)

     A special meeting of shareholders of the Funds was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on Friday May 1, 2002 at 2:00 P.M. The following matters were voted upon by the shareholders of the Funds and the results are presented below. Shares delivered not voted are included on the total for each proposal.

     To approve a Sub-Investment Advisory Agreement for the Funds, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited ("CSAM Japan"):


        GLOBAL TECHNOLOGY
        -----------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                              2,971,752             69.85%          93.66%
        Against                            106,813              2.51%           3.37%
        Abstain                             94,398              2.22%           2.98%


        GLOBAL HEALTH SCIENCES
        ----------------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                              2,661,878             58.92%          91.92%
        Against                            141,415              3.13%           4.88%
        Abstain                             92,636              2.05%           3.20%


        GLOBAL FINANCIAL SERVICES
        -------------------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                                212,819             97.55%          99.81%
        Against                                402              0.18%           0.19%
        Abstain                                 --               -- %            -- %

P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      WPGBL-2-0802

               THE ANNUAL REPORT OF THE GLOBAL TECHNOLOGY FUND FOR
                         THE YEAR ENDED AUGUST 31, 2002.

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

        CREDIT SUISSE FUNDS

        ANNUAL REPORT

        August 31, 2002


             -    CREDIT SUISSE
                  GLOBAL TECHNOLOGY FUND

             -    CREDIT SUISSE
                  GLOBAL HEALTH SCIENCES FUND

             -    CREDIT SUISSE
                  GLOBAL FINANCIAL SERVICES FUND











        More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

        Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
- ------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     We are writing to report on the results of the Credit Suisse Global Technology Fund(1,2) (the "Fund") for the fiscal year ended August 31, 2002.

     At August 31, 2002, the net asset value (NAV) of the Fund's Common shares was $19.00 per share, compared to an NAV of $29.11 on August 31, 2001. As a result, the Fund's Common Class total return was -34.73%. By comparison, the MSCI All Country World Free Growth Index(3) returned -13.46% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) returned -31.16% during the same period.

     At August 31, 2002, the NAV of the Fund's Class A shares (without sales charge)(5) was $19.00 per share, compared to an NAV of $29.42 on November 30, 2001 (inception date). As a result, the Fund's Class A total return (without sales charge)(5) was -35.42%. By comparison, the MSCI All Country World Free Growth Index(3) returned -15.75% and the MSCI All Country World Free Telecommunication Services Index (gross dividends)(4) returned -33.75% during the same period.

     The Fund was formerly known as the Credit Suisse Warburg Pincus Global Telecommunications Fund and assumed its current name effective December 12, 2001. Its investment policy and benchmark changed accordingly. Given the ever-growing overlap between telecom and technology, we felt that investors would be best served by a portfolio that allows for a broader scope of opportunity.

     For this discussion only, therefore, our analysis of the Fund's performance compares the Fund to each of its benchmarks during their respective portions of the fiscal year and includes the month of December for each benchmark. We thus use the previous benchmark, the MSCI All Country World Free Telecommunication Services Index, from September through December. The new benchmark, the MSCI All Country World Free Growth Index, is used from December through August.

     The Fund outperformed its previous MSCI telecommunication benchmark between September and December 31. (Returns for the Fund's Common shares and benchmark were 3.34% and 2.34%, respectively.) Relative stock selection was strong across geographies, particularly in the U.S. Most of our biggest individual U.S. holdings were additive to performance, and we kept U.S. exposure broadly diversified among the leading subcategories of telecommunications and technology equities. Our strategy of minimizing ownership of U.S. competitive local-exchange carriers -- many of which endured heavy selling -- was additionally beneficial.

     We also fared well in Japan and Emerging Asia. All of our Japanese holdings outperformed the MSCI telecom benchmark's Japan subcomponent, for example. In Emerging Asia, we overweighted the strong South Korean market and enjoyed good stock selection both in South Korea and Taiwan.

     The Fund's return headed downward between December 1, and August 31, however, as the Fund's Common shares and its new MSCI growth benchmark declined 35.42% and 15.75%, respectively. Relative underperformance was mainly due to stock selection in the U.S. and, to a lesser extent, a handful of other countries (e.g., Canada, France, Singapore and the U.K.)

     Given the very weak climate for technology-related stocks in this period, even our broad U.S. diversification was not enough to adequately buffer the portfolio against downside risk. We held shares in a variety of U.S. fixed-line and wireless telecom providers, cable television operators, software and hardware manufacturers, semiconductor producers and media companies, many of which fared poorly. Unfortunately for the Fund, they included some of the portfolio's biggest individual positions like Microsoft, Liberty Media and Intel (which accounted for approximately 3.2%, 3.1% and 2.7%, respectively, of total assets at August 31).

     The most positive contributions to overall performance beginning in December came from our allocations to Sweden, Germany and Indonesia. We underweighted Sweden and Germany compared to the MSCI growth benchmark, and each market significantly underperformed. In the case of Indonesia, we overweighted the market and it outperformed the benchmark. Our willingness to keep cash reserves on the sidelines also proved helpful.

     Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management, LLC



Scott T. Lewis,                       Vincent J. McBride,
Co-Portfolio Manager                  Co-Portfolio Manager


David Lefkowitz,                      Naimish M. Shah,
Associate Portfolio Manager           Associate Portfolio Manager



     NOTE: INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
    TECHNOLOGY FUND COMMON CLASS(1,2), THE MSCI ALL COUNTRY WORLD FREE GROWTH INDEX(3) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE
           TELECOMMUNICATION SERVICES INDEX (GROSS DIVIDENDS)(4) FROM
                        INCEPTION (12/04/96). (UNAUDITED)

[CHART]

                                                                              MSCI ALL COUNTRY
                     CREDIT SUISSE GLOBAL        MSCI ALL COUNTRY                WORLD FREE
                       TECHNOLOGY FUND              WORLD FREE                TELECOMMUNICATION
                      COMMON CLASS(1,2)           GROWTH INDEX(3)             SERVICES INDEX(4)
                     --------------------        ----------------             -----------------
      12/96              $10,000                      $10,000                     $10,000
      12/96               $9,987                      $10,000                     $10,263
       1/97              $10,827                      $10,182                     $10,504
       2/97              $10,787                      $10,310                     $10,714
       3/97              $10,327                      $10,069                     $10,436
       4/97              $10,740                      $10,509                     $10,641
       5/97              $11,460                      $11,108                     $11,403
       6/97              $12,060                      $11,729                     $11,928
       7/97              $12,193                      $12,254                     $12,178
       8/97              $11,533                      $11,311                     $11,214
       9/97              $12,847                      $11,946                     $12,044
      10/97              $12,373                      $11,104                     $11,600
      11/97              $12,860                      $11,366                     $12,323
      12/97              $13,215                      $11,485                     $12,854
       1/98              $13,496                      $11,868                     $13,395
       2/98              $15,179                      $12,726                     $13,980
       3/98              $16,974                      $13,162                     $15,236
       4/98              $17,115                      $13,229                     $15,068
       5/98              $16,665                      $13,005                     $14,944
       6/98              $17,728                      $13,479                     $15,460
       7/98              $18,481                      $13,488                     $16,411
       8/98              $14,461                      $11,809                     $14,574
       9/98              $15,552                      $12,090                     $14,967
      10/98              $17,165                      $13,163                     $16,046
      11/98              $19,460                      $14,018                     $16,814
      12/98              $22,125                      $15,000                     $18,481
       1/99              $25,160                      $15,512                     $20,158
       2/99              $24,138                      $14,928                     $19,969
       3/99              $27,313                      $15,522                     $19,611
       4/99              $29,179                      $15,580                     $20,391
       5/99              $28,188                      $15,063                     $20,441
       6/99              $31,255                      $16,033                     $21,336
       7/99              $31,527                      $15,852                     $21,223
       8/99              $31,921                      $16,037                     $19,962
       9/99              $33,571                      $16,038                     $20,386
      10/99              $38,039                      $17,061                     $21,915
      11/99              $45,320                      $18,100                     $24,506
      12/99              $56,677                      $20,219                     $27,001
       1/00              $56,116                      $19,033                     $26,222
       2/00              $65,280                      $19,719                     $27,737
       3/00              $65,097                      $20,832                     $28,435
       4/00              $55,925                      $19,393                     $25,125
       5/00              $50,864                      $18,254                     $23,336
       6/00              $55,620                      $19,356                     $23,169
       7/00              $52,833                      $18,344                     $21,592
       8/00              $54,587                      $18,973                     $20,355
       9/00              $48,539                      $17,293                     $19,005
      10/00              $45,796                      $16,537                     $19,264
      11/00              $35,822                      $15,245                     $16,616
      12/00              $35,009                      $14,988                     $16,192
       1/01              $41,163                      $15,532                     $17,781
       2/01              $34,120                      $13,570                     $15,025
       3/01              $29,378                      $12,454                     $14,181
       4/01              $32,965                      $13,450                     $15,261
       5/01              $31,745                      $13,197                     $14,086
       6/01              $29,767                      $12,743                     $13,160
       7/01              $27,499                      $12,533                     $13,312
       8/01              $24,169                      $12,526                     $11,891
       9/01              $21,520                      $12,515                     $12,036
      10/01              $22,026                      $12,520                     $11,597
      11/01              $24,424                      $12,530                     $12,148
      12/01              $24,981                      $12,531                     $12,219
       1/02              $23,248                      $12,527                     $11,125
       2/02              $21,653                      $12,528                     $10,619
       3/02              $22,965                      $12,531                     $10,745
       4/02              $20,673                      $12,526                      $9,586
       5/02              $20,340                      $12,525                      $9,649
       6/02              $17,825                      $12,518                      $8,647
       7/02              $15,833                      $12,509                      $8,193
       8/02              $15,775                      $12,509                      $8,185

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT
 SUISSE GLOBAL TECHNOLOGY FUND CLASS A SHARES(1,2,5), THE MSCI ALL COUNTRY WORLD GROWTH INDEX(3) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD
           FREE TELECOMMUNICATION SERVICES INDEX (GROSS DIVIDENDS)(4)
                     FROM INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                                                                     MSCI ALL COUNTRY
                   CREDIT SUISSE GLOBAL   MSCI ALL COUNTRY                WORLD FREE
                     TECHNOLOGY FUND         WORLD FREE              TELECOMMUNICATIONS
                      CLASS A(1,2,5)       GROWTH INDEX(3)            SERVICES INDEX(4)
                   --------------------   ----------------           -----------------
      11/01               $9,425              $10,000                    $10,000
      12/01               $9,643              $10,090                    $10,059
       1/02               $8,971               $9,782                     $9,158
       2/02               $8,353               $9,813                     $8,742
       3/02               $8,859              $10,062                     $8,845
       4/02               $7,978               $9,676                     $7,891
       5/02               $7,850               $9,619                     $7,943
       6/02               $6,879               $9,060                     $7,118
       7/02               $6,114               $8,418                     $6,745
       8/02               $6,088               $8,425                     $6,625

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                                             INCEPTION
                                        1 YEAR     3 YEARS    5 YEARS         TO DATE
                                        ------     -------    -------        ---------
Common Class                           (34.73%)    (20.94%)     6.46%          8.26%
Class A Without Sales Charge               --          --         --         (35.42%)(6)
Class A With Maximum
     Sales Charge                          --          --         --         (39.12%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                                             INCEPTION
                                        1 YEAR     3 YEARS    5 YEARS         TO DATE
                                        ------     -------    -------        ---------
Common Class                           (34.80%)    (25.23%)     1.78%          5.99%
Class A Without Sales Charge               --          --         --         (42.56%)(6)
Class A With Maximum
     Sales Charge                          --          --         --         (45.85%)(6)

- ---------------
(1) Name changed from Credit Suisse Warburg Pincus Global Telecommunications Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross of dividends) as the fund's benchmark effective December 12, 2001. Investors cannot invest directly in an index.

(4) The Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors in the telecommunications services sector and is compiled by Morgan Stanley Capital International, Inc. It replaced the Morgan Stanley Capital International Telecommunications Index, which was discontinued June 30, 2001, as the Fund's benchmark effective July 1, 2001. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -39.12%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
- ------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class shares of Credit Suisse Global Health Sciences Fund(1,2) (the "Fund") had a loss of 27.75% vs. declines of 16.19% and 17.99%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4).

     The Class A shares (without sales charge)(5) of the Fund had a loss of 31.07%, for the period from November 30, 2001 (inception date) through August 31, 2002 vs. declines of 18.45% and 18.70%, respectively, for the MSCI World Healthcare Index(3) and the S&P 500 Index(4), for the same time period.

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment deteriorated in 2002. This was largely due to widespread concerns over accounting and corporate-governance issues and a lackluster profit backdrop. There were few places to hide, with even many traditionally defensive sectors posting significant losses.

     Within health care, large-cap pharmaceutical stocks struggled late in the period, surrendering their historical tendency to perform relatively well during periods of uncertainty. Worries over patent expirations and competition from generic drug companies weighed on the group. Biotechnology stocks fell sharply, hurt by the flight from areas associated with heightened short-term risk. Health-care-services companies had mixed results.

     The Fund was hampered by the weakness in stocks broadly and by its fairly large exposure to biotechnology stocks. Biotech/emerging pharmaceutical companies comprised about 30% of the Fund at the end of the period; their decline this year notwithstanding, we continue to view them as attractive for their innovation and growth potential.

     On the positive side, factors that aided the Fund included its significant position in health-care-services stocks (about 36% of the portfolio as of August
31). The Fund was also helped by its underweighting in the major drug companies, and by good stock selection within that segment.

     We maintained what we consider to be a diversified portfolio of health-care stocks. Consistent with our goal of capital appreciation, we continued to hold a number of biotech/emerging pharmaceutical names, emphasizing companies with FDA-approved products.

     We owned only a few major drug stocks, based on company-specific issues and our belief that smaller, generic-oriented, drug companies generally have more attractive valuations and earnings-growth prospects. Many of these companies in our view have healthy balance sheets and good cash flows, and we intend to maintain a significant exposure to these securities.

     Elsewhere of note, we maintained a smaller but still meaningful position in hospitals, a position that we believe gives the Fund some potentially beneficial diversification characteristics. Our outlook for the group remains favorable. We think that publicly owned hospitals will continue to gain business from not-for-profit companies, which generally have weaker financial profiles. We further believe that publicly owned hospitals might generate earnings growth in the mid-teens area over the next 18 months. Investors could deem such growth to be attractive, within an economy that we believe will grow only modestly over the next year or so. Indeed, more broadly, we believe that many health-care companies currently have the potential for relatively stable, above-average (compared to all industries) earnings growth into 2003.


Peter T. Wen                        Scott T. Lewis
Co-Portfolio Manager                Co-Portfolio Manager


Steve Putnam                        Sherry Bertner Rabinowitz
Associate Portfolio Manager         Associate Portfolio Manager

Credit Suisse Asset Management, LLC (CSAM)


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUERS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
   HEALTH SCIENCES FUND, COMMON CLASS(1,2), THE MSCI WORLD HEALTHCARE INDEX(3)
         AND THE S&P 500 INDEX(4) FROM INCEPTION (12/31/96). (UNAUDITED)

[CHART]

                         CREDIT SUISSE          MSCI WORLD
                      GLOBAL HEALTH SCIENCE     HEALTHCARE         S&P 500
                     COMMON SHARES FUND(1,2)     INDEX(3)          INDEX(4)
                     ----------------------     ----------         --------
    12/96                   $10,000              $10,000            $10,000
    12/96                   $10,000               $9,779             $9,802
     1/97                   $10,330              $10,475            $10,414
     2/97                   $10,220              $10,678            $10,496
     3/97                    $9,620              $10,413            $10,064
     4/97                    $9,820              $11,061            $10,665
     5/97                   $10,530              $11,639            $11,315
     6/97                   $11,330              $12,697            $11,823
     7/97                   $11,760              $12,999            $12,763
     8/97                   $11,260              $11,842            $12,048
     9/97                   $12,020              $12,617            $12,708
    10/97                   $12,220              $12,560            $12,284
    11/97                   $12,710              $12,911            $12,853
    12/97                   $12,735              $13,408            $13,072
     1/98                   $13,235              $14,441            $13,217
     2/98                   $14,233              $15,243            $14,170
     3/98                   $14,827              $15,421            $14,896
     4/98                   $15,231              $15,543            $15,046
     5/98                   $14,870              $15,206            $14,788
     6/98                   $15,539              $15,984            $15,389
     7/98                   $15,135              $15,998            $15,224
     8/98                   $13,064              $14,677            $13,025
     9/98                   $14,551              $15,728            $13,856
    10/98                   $15,305              $16,639            $14,984
    11/98                   $16,081              $17,493            $15,893
    12/98                   $16,962              $18,287            $16,808
     1/99                   $16,782              $18,148            $17,511
     2/99                   $16,368              $18,022            $16,967
     3/99                   $16,389              $18,310            $17,645
     4/99                   $15,275              $17,100            $18,329
     5/99                   $15,466              $16,695            $17,896
     6/99                   $16,188              $17,069            $18,891
     7/99                   $15,911              $16,460            $18,301
     8/99                   $16,517              $16,978            $18,210
     9/99                   $15,369              $16,251            $17,711
    10/99                   $15,847              $17,685            $18,832
    11/99                   $16,432              $17,668            $19,217
    12/99                   $18,047              $16,397            $20,347
     1/00                   $19,460              $16,473            $19,325
     2/00                   $22,701              $15,314            $18,959
     3/00                   $19,450              $16,525            $20,814
     4/00                   $18,472              $17,276            $20,188
     5/00                   $17,993              $17,784            $19,774
     6/00                   $21,860              $19,144            $20,261
     7/00                   $22,061              $18,365            $19,945
     8/00                   $25,438              $18,348            $21,183
     9/00                   $26,978              $19,174            $20,064
    10/00                   $25,553              $19,404            $19,980
    11/00                   $23,992              $20,228            $18,404
    12/00                   $25,064              $20,764            $18,494
     1/01                   $22,615              $19,089            $19,151
     2/01                   $21,415              $19,163            $17,404
     3/01                   $18,956              $17,919            $16,302
     4/01                   $21,242              $18,261            $17,569
     5/01                   $22,398              $18,420            $17,686
     6/01                   $23,159              $17,859            $17,256
     7/01                   $22,085              $18,558            $17,086
     8/01                   $21,762              $17,903            $16,016
     9/01                   $20,239              $18,236            $14,723
    10/01                   $21,532              $18,004            $15,004
    11/01                   $22,813              $18,437            $16,155
    12/01                   $23,066              $18,015            $16,296
     1/02                   $20,930              $17,592            $16,059
     2/02                   $19,742              $17,880            $15,749
     3/02                   $20,458              $17,939            $16,341
     4/02                   $19,270              $17,263            $15,351
     5/02                   $18,474              $16,859            $15,238
     6/02                   $16,996              $15,736            $14,152
     7/02                   $16,107              $14,995            $13,049
     8/02                   $15,726              $15,004            $13,135

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL
     HEALTH SCIENCES FUND CLASS A SHARES(1,2,5), THE MSCI WORLD HEALTHCARE INDEX(3) AND THE S&P 500 INDEX(4) FROM INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                      CREDIT SUISSE
                  GLOBAL HEALTH SCIENCE         MSCI WORLD             S&P 500
                  CLASS A SHARES(1,2,5)    HEALTHCARE INDEX(3)         INDEX(4)
                  ---------------------    -------------------         --------
   11/01                $9,425                  $10,000                $10,000
   12/01                $9,534                   $9,771                $10,088
    1/02                $8,647                   $9,541                 $9,940
    2/02                $8,156                   $9,698                 $9,749
    3/02                $8,452                   $9,730                $10,115
    4/02                $7,960                   $9,363                 $9,502
    5/02                $7,631                   $9,144                 $9,432
    6/02                $7,021                   $8,535                 $8,760
    7/02                $6,653                   $8,133                 $8,078
    8/02                $6,495                   $8,155                 $8,130

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                                           INCEPTION
                                           1 YEAR    3 YEARS    5 YEARS     TO DATE
                                           ------    -------    -------    ---------
Common Class                               (27.75%)  (1.62%)     6.91%        8.31%
Class A Without Sales Charge                   --       --         --       (31.07%)(6)
Class A With Maximum
     Sales Charge                              --       --         --       (35.05%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                                           INCEPTION
                                           1 YEAR    3 YEARS    5 YEARS     TO DATE
                                           ------    -------    -------    ---------
Common Class                               (24.47%)  (0.18%)     4.93%        7.66%
Class A Without Sales Charge                   --       --         --       (33.00%)(6)
Class A With Maximum
     Sales Charge                              --       --         --       (36.86%)(6)

(1) Name changed from Credit Suisse Warburg Pincus Global Health Sciences Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The MSCI World Healthcare Index is a sector-level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector. Investors cannot invest directly in an index.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -35.05%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER
August 31, 2002
- ------------------------------------------------------------------------------
                                                                 October 1, 2002

Dear Shareholder:

     For the 12 months ended August 31, 2002, the Common Class Shares of Credit Suisse Global Financial Services Fund(1,2) (the "Fund") had a loss of 12.59% vs. a decline of 19.79% for the MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials)(3) and a decline of 17.99% for the S&P 500 Index(4).

     The Class A Shares (without Sales Charge)(5) of the Fund had a loss of 9.47%, for the period from November 30, 2001 (inception date) through August 31, 2002, vs. a decline of 18.13% for the MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials)(3) and a decline of 18.70% for the S&P 500 Index(4).

     The period was a poor one for equities. While the economy showed surprising resilience in the wake of September 11, helping markets to rally in late 2001, sentiment steadily deteriorated as the period progressed. This was largely due to widespread concerns over accounting and corporate-governance issues and a lackluster profit backdrop. In addition, investors began to conclude that the economy, while still growing, would disappoint in the second half of 2002. There were few places to hide, with even many traditionally defensive sectors posting significant losses.

     Financial-services stocks were not spared in the selloff, despite a largely favorable interest-rate backdrop (the U.S. Federal Reserve reduced short-term interest rates to their lowest level in 40 years during the period, and other major central banks cut rates as well).

     Against this backdrop, the Fund struggled, though it outperformed its benchmarks. Stocks that helped the Fund's return included specific bank stocks from Europe and North America. On the negative side, many of the Fund's insurance and diversified financial holdings were hurt by the general weakness in global stock markets and by worries over the economy.

     Going forward, we will remain focused on identifying companies that we deem to be attractively priced, based on factors such as their growth prospects and balance sheet profiles. We will maintain a bottom-up stock-selection process, though our analysis will continue to consider currency, interest-rate, and other macroeconomic data to help establish regional and sector allocations.

Sincerely yours,

Credit Suisse Asset Management, LLC


D. Susan Everly           Katherine O'Donovan             Robert E. Rescoe
Co-Portfolio Manager      Co-Portfolio Manager            Co-Portfolio Manager


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS BY INVESTING IN A GROUP OF RELATED INDUSTRIES (FINANCIAL-SERVICES SECTOR), IT IS SUBJECT TO INCREASED RISK. INVESTORS MAY WANT TO ONLY CONSIDER IT FOR THE AGGRESSIVE PORTION OF THEIR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND COMMON CLASS(1,2),
       THE MSCI ALL COUNTRY WORLD FREE INDEX(3) AND THE S&P 500 INDEX(4)
                     FROM INCEPTION (12/28/00). (UNAUDITED)

[CHART]

                                                  MSCI ALL COUNTRY WORLD
                 CREDIT SUISSE GLOBAL              INDEX FREE INDUSTRY
               FINANCIAL SERVICES FUND            SECTORS(3) (FINANCIALS              S&P 500
                    COMMON CLASS(1,2)           AND DIVERSIFIED FINANCIALS)           INDEX(4)
               -----------------------          ---------------------------           --------
   12/00                $10,000                            $10,000                     $10,000
   12/00                 $9,870                            $10,000                     $10,049
    1/01                 $9,860                            $10,262                     $10,405
    2/01                 $9,210                             $9,376                      $9,457
    3/01                 $8,690                             $8,711                      $8,858
    4/01                 $8,990                             $9,347                      $9,546
    5/01                 $9,110                             $9,459                      $9,610
    6/01                 $9,200                             $9,250                      $9,376
    7/01                 $8,780                             $8,922                      $9,284
    8/01                 $8,740                             $8,383                      $8,703
    9/01                 $8,080                             $7,385                      $8,000
   10/01                 $8,080                             $7,662                      $8,152
   11/01                 $8,450                             $8,144                      $8,778
   12/01                 $8,530                             $8,288                      $8,855
    1/02                 $8,240                             $7,917                      $8,725
    2/02                 $8,211                             $7,576                      $8,557
    3/02                 $8,620                             $8,292                      $8,879
    4/02                 $8,670                             $7,838                      $8,341
    5/02                 $8,701                             $7,878                      $8,279
    6/02                 $8,261                             $7,949                      $7,689
    7/02                 $7,561                             $7,122                      $7,090
    8/02                 $7,640                             $6,667                      $7,137

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND CLASS A SHARES(1,2,5), THE MSCI ALL COUNTRY
                WORLD FREE INDEX(3) AND THE S&P 500 INDEX(4) FROM
                       INCEPTION (11/30/01). (UNAUDITED)

[CHART]

                                                  MSCI ALL COUNTRY WORLD
                 CREDIT SUISSE GLOBAL              INDEX FREE INDUSTRY
               FINANCIAL SERVICES FUND            SECTORS(3) (FINANCIALS              S&P 500
                     CLASS A(1,2,5)             AND DIVERSIFIED FINANCIALS)           INDEX(4)
               -----------------------          ---------------------------           --------
   11/01                 $9,425                             $10,000                    $10,000
   12/01                 $9,536                             $10,177                    $10,088
    1/02                 $9,212                              $9,722                     $9,940
    2/02                 $9,167                              $9,303                     $9,749
    3/02                 $9,613                             $10,182                    $10,115
    4/02                 $9,668                              $9,625                     $9,502
    5/02                 $9,712                              $9,673                     $9,432
    6/02                 $9,209                              $8,947                     $8,760
    7/02                 $8,439                              $8,017                     $8,078
    8/02                 $8,528                              $8,187                     $8,130

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2002
                  --------------------------------------------

                                                             INCEPTION
                                            1 YEAR            TO DATE
                                            ------           ---------
Common Class                               (12.59%)          (14.83%)
Class A Without Sales Charge                   --             (9.47%)(6)
Class A With Maximum Sales Charge              --            (14.72%)(6)

                 AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002
                 -----------------------------------------------

                                                             INCEPTION
                                            1 YEAR            TO DATE
                                            ------           ---------
Common Class                               (16.46%)          (20.03%)
Class A Without Sales Charge                   --            (20.12%)(6)
Class A With Maximum Sales Charge              --            (24.75%)(6)

(1) Name changed from Credit Suisse Warburg Pincus Global Financial Services Fund effective December 12, 2001.

(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(3) The MSCI All Country World Index Free Industry Sectors Index (Financials & Diversified Financials) is an unmanaged index (with no defined investment objective) of common stocks of financial companies. Investors cannot invest directly in an index.

(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

(5) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with Sales Charge) was -14.72%.

(6)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
- ------------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (97.4%)
AUSTRALIA (0.5%)
MEDIA (0.5%)
    News Corporation, Ltd. ADR                                   22,000   $   402,600
                                                                          -----------
TOTAL AUSTRALIA                                                               402,600
                                                                          -----------

BELGIUM (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
    Telindus Group NV - Strip VVPR                                  305             3
                                                                          -----------
TOTAL BELGIUM                                                                       3
                                                                          -----------

BERMUDA (1.9%)
INDUSTRIAL CONGLOMERATES (1.3%)
    Tyco International, Ltd.                                     63,200       991,608
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
    Marvell Technology Group, Ltd.*                              22,000       419,320
                                                                          -----------
TOTAL BERMUDA                                                               1,410,928
                                                                          -----------

CANADA (2.1%)
COMPUTERS & PERIPHERALS (1.8%)
    ATI Technologies, Inc.*                                     225,000     1,311,750
                                                                          -----------

SOFTWARE (0.3%)
    Cognos, Inc.*                                                10,100       182,305
                                                                          -----------
TOTAL CANADA                                                                1,494,055
                                                                          -----------

FINLAND (1.4%)
COMMUNICATIONS EQUIPMENT (1.4%)
    Nokia Oyj                                                    37,000       494,196
    Nokia Oyj ADR                                                38,300       509,007
                                                                          -----------
TOTAL FINLAND                                                               1,003,203
                                                                          -----------

INDONESIA (1.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
    PT Telekomunikasi Indonesia ADR                             131,500     1,038,850
                                                                          -----------
TOTAL INDONESIA                                                             1,038,850
                                                                          -----------

JAPAN (4.5%)
HOUSEHOLD DURABLES (3.2%)
    Nintendo Company, Ltd.                                       12,200     1,475,545
    Sega Corp.Section                                            34,800       835,036
                                                                          -----------
                                                                            2,310,581
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
    NTT DoCoMo, Inc.Section                                         436       926,681
                                                                          -----------
TOTAL JAPAN                                                                 3,237,262
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
MALAYSIA (1.2%)
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    Maxis Communications Berhad*                                602,000   $   887,161
                                                                          -----------
TOTAL MALAYSIA                                                                887,161
                                                                          -----------

MEXICO (3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
    Telefonos de Mexico SA de CV ADR                             64,620     1,914,691
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    America Movil SA de CV ADR                                   28,760       398,326
                                                                          -----------
TOTAL MEXICO                                                                2,313,017
                                                                          -----------

NETHERLANDS (5.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
    Koninklijke (Royal) KPN NV*                                 327,977     1,797,942
                                                                          -----------

HOUSEHOLD DURABLES (1.7%)
    Koninklijke (Royal) Philips Electronics NV                   63,100     1,262,350
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
    ASML Holding NV*                                            111,620     1,141,686
                                                                          -----------
TOTAL NETHERLANDS                                                           4,201,978
                                                                          -----------

NORWAY (1.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Tandberg ASA                                                 58,800       698,666
                                                                          -----------
TOTAL NORWAY                                                                  698,666
                                                                          -----------

PORTUGAL (2.8%)
WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    Vodafone Telecel - Comunicacoes Pessoais SA                 268,300     2,052,275
                                                                          -----------
TOTAL PORTUGAL                                                              2,052,275
                                                                          -----------

SOUTH KOREA (7.0%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.2%)
    Samsung Electronics Company, Ltd.*                           11,000     3,029,244
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
    SK Telecom Company, Ltd. ADR                                 95,400     2,075,904
                                                                          -----------
TOTAL SOUTH KOREA                                                           5,105,148
                                                                          -----------

TAIWAN (4.5%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.5%)
    Taiwan Semiconductor Manufacturing Company, Ltd. ADR        168,800     1,379,096
    United Microelectronics Corp.*                            2,265,442     1,858,926
                                                                          -----------
                                                                            3,238,022
                                                                          -----------
TOTAL TAIWAN                                                                3,238,022
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (2.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    BT Group PLC                                                183,300   $   567,094
                                                                          -----------

SOFTWARE (0.1%)
    Insignia Solutions, Inc. ADR*                               107,300        64,337
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
    Vodafone Group PLC                                          833,600     1,334,628
                                                                          -----------
TOTAL UNITED KINGDOM                                                        1,966,059
                                                                          -----------

UNITED STATES (57.4%)
AEROSPACE & DEFENSE (0.6%)
    United Technologies Corp.                                     7,000       415,730
                                                                          -----------

AUTO COMPONENTS (1.7%)
    Gentex Corp.*                                                42,400     1,261,824
                                                                          -----------

COMMUNICATIONS EQUIPMENT (6.4%)
    CIENA Corp.*                                                 73,800       299,554
    Cisco Systems, Inc.*                                        134,525     1,859,136
    Comverse Technology, Inc.*                                   61,930       505,349
    Juniper Networks, Inc.*Section                               52,500       381,675
    Motorola, Inc.                                              135,700     1,628,400
                                                                          -----------
                                                                            4,674,114
                                                                          -----------

COMPUTERS & PERIPHERALS (3.4%)
    Apple Computer, Inc.*                                        25,000       368,750
    Dell Computer Corp.*                                         45,800     1,218,738
    Hewlett-Packard Co.                                          61,732       829,061
    Sun Microsystems, Inc.*                                      23,400        86,346
                                                                          -----------
                                                                            2,502,895
                                                                          -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    AT&T Corp.                                                   39,100       477,802
    SBC Communications, Inc.                                     15,500       383,470
    Verizon Communications, Inc.                                 12,000       372,000
                                                                          -----------
                                                                            1,233,272
                                                                          -----------

ELECTRICAL EQUIPMENT (2.3%)
    Harris Corp.                                                 53,100     1,696,545
                                                                          -----------

HEALTHCARE EQUIPMENT & SUPPLIES (4.6%)
    Baxter International, Inc.                                   30,000     1,088,700
    Biomet, Inc.                                                 35,500       953,530
    Medtronic, Inc.                                              31,500     1,297,170
                                                                          -----------
                                                                            3,339,400
                                                                          -----------

INTERNET & CATALOG RETAIL (0.3%)
    eBay, Inc.*Section                                            3,500       198,065
                                                                          -----------

INTERNET SOFTWARE & SERVICES (0.7%)
    VeriSign, Inc.*                                              65,500       470,290
                                                                          -----------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
IT CONSULTING & SERVICES (0.3%)
    Electronic Data Systems Corp.                                 5,900   $   237,534
                                                                          -----------

MACHINERY (1.8%)
    SPX Corp.*                                                   12,100     1,314,060
                                                                          -----------

MEDIA (11.8%)
    AOL Time Warner, Inc.*                                       99,433     1,257,827
    Clear Channel Communications, Inc.*                          46,100     1,575,698
    Comcast Corp. Special Class A*                               29,000       691,070
    Cox Radio, Inc. Class A*Section                              34,500       827,310
    Gannett Company, Inc.                                         9,700       736,812
    Liberty Media Corp. Class A*                                250,000     2,090,000
    Viacom, Inc. Class B*                                        33,500     1,363,450
                                                                          -----------
                                                                            8,542,167
                                                                          -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.0%)
    Agere Systems, Inc. Class A*Section                         199,900       317,841
    Analog Devices, Inc.*                                         7,700       185,570
    Applied Materials, Inc.*                                     11,200       149,632
    Intel Corp.                                                  92,100     1,535,307
    Linear Technology Corp.                                       7,100       186,162
    Micron Technology, Inc.*                                     46,300       798,675
    Teradyne, Inc.*                                              25,500       322,575
    Texas Instruments, Inc.                                      42,600       839,220
                                                                          -----------
                                                                            4,334,982
                                                                          -----------

SOFTWARE (14.1%)
    Activision, Inc.*                                            28,000       780,360
    Adobe Systems, Inc.                                          64,200     1,290,420
    BMC Software, Inc.*                                          44,000       611,600
    Electronic Arts, Inc.*Section                                23,500     1,486,610
    Microsoft Corp.*(1)                                          52,125     2,558,295
    Network Associates, Inc.*Section                             77,000     1,001,000
    Oracle Corp.*                                               100,300       961,877
    THQ, Inc.*Section                                            35,500       820,050
    VERITAS Software Corp.*                                      45,875       742,716
                                                                          -----------
                                                                           10,252,928
                                                                          -----------

SPECIALTY RETAIL (0.8%)
    Best Buy Company, Inc.*                                      27,500       583,000
                                                                          -----------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    AT&T Wireless Services, Inc.*Section                        127,936       632,003
                                                                          -----------

TOTAL UNITED STATES                                                        41,688,809
                                                                          -----------

TOTAL COMMON STOCKS (Cost $104,127,043)                                    70,738,036
                                                                          -----------

                See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES      VALUE
                                                               ---------  -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Company, Ltd.*   (Cost $0)       1,599,978   $         0
                                                                          -----------

                                                                  PAR
                                                                 (000)
                                                               ---------

SHORT-TERM INVESTMENT (1.6%)
    State Street Bank and Trust Co.
    Euro Time Deposit, 1.688%, 9/03/02
    (Cost $1,177,000)                                            $1,177     1,177,000
                                                                          -----------

TOTAL COMMON STOCKS AND SHORT-TERM INVESTMENTS
    (Cost $105,304,043)                                                   71,915,036
                                                                          -----------

                                                               NUMBER OF
                                                                 SHARES
                                                               ---------

SECURITIES SOLD SHORT ((0.5%))
UNITED STATES ((0.5%))
SEMICONDUCTOR EQUIPMENT & PRODUCTS ((0.5)%)
    Advanced Micro Devices, Inc.* (Cost ($391,468))            (38,000)      (336,300)
                                                                          -----------

TOTAL INVESTMENTS AT VALUE (98.5%) (Cost $104,912,575)                     71,578,736

OTHER ASSETS IN EXCESS OF LIABILITIES (1.5%)                                1,083,687
                                                                          -----------

NET ASSETS (100.0%)                                                       $72,662,423
                                                                          ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
- ------------------------------------------------------------------------------

      *    Non-income producing security.

Section    Security or portion thereof is out on loan.

    (1) Security or portion of the security has been designated as collateral for securities sold short.

     ++ Security is fair valued in good faith by management and approved by the Board of Directors.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
- ------------------------------------------------------------------------------

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------       -----------
COMMON STOCKS (97.9%)
CANADA (0.5%)
PHARMACEUTICALS (0.5%)
    Biovail Corp.*                                                8,500        $   228,140
                                                                               -----------
TOTAL CANADA                                                                       228,140
                                                                               -----------

ISRAEL (1.4%)
PHARMACEUTICALS (1.4%)
    Teva Pharmaceutical Industries, Ltd. ADR                      9,600            636,480
                                                                               -----------
TOTAL ISRAEL                                                                       636,480
                                                                               -----------

UNITED KINGDOM (4.0%)
PHARMACEUTICALS (4.0%)
    Galen Holdings PLC ADR                                       21,500            560,398
    Shire Pharmaceuticals Group PLC ADR*                         41,200          1,202,628
                                                                               -----------
                                                                                 1,763,026
                                                                               -----------
TOTAL UNITED KINGDOM                                                             1,763,026
                                                                               -----------

UNITED STATES (92.0%)
BIOTECHNOLOGY (21.4%)
    Affymetrix, Inc.*                                           116,700          2,101,767
    Applera Corp. - Celera Genomics Group*                       72,600            686,070
    Array BioPharma, Inc.*                                       54,900            458,964
    Cubist Pharmaceuticals, Inc.*                                48,500            354,050
    Enzon, Inc.*                                                 12,700            279,400
    Genentech, Inc.*                                             28,500            934,515
    IDEC Pharmaceuticals Corp.*                                  51,900          2,085,342
    Invitrogen Corp.*                                            29,400          1,046,640
    Medarex, Inc.*                                               59,400            362,340
    Medimmune, Inc.*                                             18,700            479,842
    OSI Pharmaceuticals, Inc.*                                   13,900            217,952
    Protein Design Labs, Inc.*                                   50,300            521,158
                                                                               -----------
                                                                                 9,528,040
                                                                               -----------

CHEMICALS (0.4%)
    Monsanto Co.                                                  9,740            178,924
                                                                               -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
    Fisher Scientific International, Inc.*                       26,700            767,892
                                                                               -----------

HEALTHCARE EQUIPMENT & SUPPLIES (9.2%)
    Baxter International, Inc.                                   28,200          1,023,378
    Biomet, Inc.                                                  9,200            247,112
    Medtronic, Inc.                                              36,100          1,486,598
    Respironics, Inc.*                                           20,200            684,578
    Therasense, Inc.*                                            38,600            660,060
                                                                               -----------
                                                                                 4,101,726
                                                                               -----------

HEALTHCARE PROVIDERS & SERVICES (26.9%)
    AdvancePCS*                                                  18,000            348,480
    AmerisourceBergen Corp.                                      11,100            804,861

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                 SHARES           VALUE
                                                               ---------       -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
    Anthem, Inc.*                                                30,800       $  1,943,788
    Caremark Rx, Inc.*                                           28,200            456,840
    Community Health Care*                                       29,800            712,220
    Express Scripts, Inc.*                                       22,800          1,094,400
    HCA, Inc.                                                    13,300            619,115
    Health Management Associates, Inc. Class A*                  38,700            744,975
    Laboratory Corporation of America Holdings*                  20,952            658,940
    LifePoint Hospitals, Inc.*                                   44,200          1,336,608
    Omnicare, Inc.                                               35,700            795,039
    Quest Diagnostics, Inc.*                                     12,800            717,440
    Select Medical Corp.*                                        29,700            435,105
    WebMD Corp.*                                                218,000          1,286,200
                                                                               -----------
                                                                                11,954,011
                                                                               -----------

IT CONSULTING & SERVICES (2.2%)
    Priority Healthcare Corp. Class B*                           38,600            970,018
                                                                               -----------

PHARMACEUTICALS (30.2%)
    CollaGenex Pharmaceuticals, Inc.*                            64,400            376,740
    ICN Pharmaceuticals, Inc.                                    34,500            350,520
    Johnson & Johnson                                            28,412          1,543,056
    King Pharmaceuticals, Inc.*                                  98,249          2,093,686
    Mylan Laboratories, Inc.                                     58,000          1,893,700
    Pfizer, Inc.                                                 24,425            807,979
    Pharmacia Corp.                                              57,097          2,495,139
    Scios, Inc.*                                                 64,600          1,554,276
    Sepracor, Inc.*                                              56,900            316,933
    SICOR, Inc.*                                                 56,300            914,875
    Trimeris, Inc.*                                              24,500          1,114,750
                                                                               -----------
                                                                                13,461,654
                                                                               -----------
TOTAL UNITED STATES                                                             40,962,265
                                                                               -----------


TOTAL COMMON STOCKS (Cost $50,492,717)                                          43,589,911
                                                                               -----------

                                                                  PAR
                                                                 (000)
                                                               ---------

SHORT-TERM INVESTMENT (2.2%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.688%, 9/03/02
    (Cost $957,000)                                                $957            957,000
                                                                               -----------

TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $51,449,717)                          44,546,911
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                      (31,721)
                                                                               -----------

NET ASSETS (100.0%)                                                            $44,515,190
                                                                               ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
- ------------------------------------------------------------------------------
*    Non-income producing security.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS
August 31, 2002
- ------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES           VALUE
                                                                 ---------       -----------
COMMON STOCKS (94.8%)
AUSTRALIA (1.5%)
BANKS (1.5%)
    National Australia Bank, Ltd.                                   762           $ 14,542
                                                                                  --------
TOTAL AUSTRALIA                                                                     14,542
                                                                                  --------

CANADA (2.9%)
BANKS (2.9%)
    Royal Bank of Canada                                            800             28,718
                                                                                  --------
TOTAL CANADA                                                                        28,718
                                                                                  --------

FRANCE (6.8%)
BANKS (5.7%)
    BNP Paribas SA                                                  941             43,889
    Societe Generale                                                200             11,856
                                                                                  --------
                                                                                    55,745
                                                                                  --------

INSURANCE (1.1%)
    Axa                                                             800             10,960
                                                                                  --------
TOTAL FRANCE                                                                        66,705
                                                                                  --------

GERMANY (0.9%)
INSURANCE (0.9%)
    Muenchener Rueckversicherungs-Gesellschaft AG                    50              9,105
                                                                                  --------
TOTAL GERMANY                                                                        9,105
                                                                                  --------

IRELAND (4.0%)
BANKS (4.0%)
    Allied Irish Banks PLC                                        2,978             38,549
                                                                                  --------
TOTAL IRELAND                                                                       38,549
                                                                                  --------

ITALY (1.0%)
BANKS (1.0%)
    UniCredito Italiano SpA                                       2,500              9,463
                                                                                  --------
TOTAL ITALY                                                                          9,463
                                                                                  --------

JAPAN (3.2%)
BANKS (3.2%)
    Sumitomo Mitsui Banking Corp.                                 6,000             30,819
                                                                                  --------
TOTAL JAPAN                                                                         30,819
                                                                                  --------

SPAIN (2.0%)
BANKS (2.0%)
    Banco Santander Central Hispano SA*                           2,861             19,107
                                                                                  --------
TOTAL SPAIN                                                                         19,107
                                                                                  --------

SWITZERLAND (5.5%)
BANKS (4.5%)
    UBS AG                                                          921             43,392
                                                                                  --------

See Accompanying Notes to Financial Statements.

                                                                 NUMBER OF
                                                                  SHARES           VALUE
                                                                 ---------       -----------
COMMON STOCKS (CONTINUED)
SWITZERLAND (CONTINUED)
INSURANCE (1.0%)
    Zurich Financial Services AG                                    100           $  9,896
                                                                                  --------
TOTAL SWITZERLAND                                                                   53,288
                                                                                  --------

UNITED KINGDOM (9.0%)
BANKS (8.2%)
    HBOS PLC                                                      3,300             36,959
    Royal Bank of Scotland Group PLC                                873             20,837
    Standard Chartered PLC                                        1,900             21,749
                                                                                  --------
                                                                                    79,545
                                                                                  --------

INSURANCE (0.8%)
    Aviva PLC                                                     1,050              8,105
                                                                                  --------
TOTAL UNITED KINGDOM                                                                87,650
                                                                                  --------

UNITED STATES (58.0%)
BANKS (15.1%)
    Bank of America Corp.                                           800             56,064
    Charter One Financial, Inc.                                     900             30,330
    Wells Fargo & Co.                                             1,150             60,019
                                                                                  --------
                                                                                   146,413
                                                                                  --------

DIVERSIFIED FINANCIALS (21.1%)
    Citigroup, Inc.                                               1,800             58,950
    Freddie Mac                                                     700             44,870
    Household International, Inc.                                   650             23,471
    J.P. Morgan Chase & Co.                                       1,200             31,680
    Lehman Brothers Holdings, Inc.                                  800             45,608
                                                                                  --------
                                                                                   204,579
                                                                                  --------

INDUSTRIAL CONGLOMERATES (4.0%)
    General Electric Co.                                          1,300             39,195
                                                                                  --------

INSURANCE (17.8%)
    AFLAC, Inc.                                                   1,600             48,976
    American International Group, Inc.                              600             37,680
    Lincoln National Corp.                                          500             18,525
    MBIA, Inc.                                                      800             36,768
    St. Paul Companies, Inc.                                        900             27,378
    Travelers Property Casualty Corp. Class A*                       78              1,222
    Travelers Property Casualty Corp. Class B*                      160              2,603
                                                                                  --------
                                                                                   173,152
                                                                                  --------
TOTAL UNITED STATES                                                                563,339
                                                                                  --------

TOTAL COMMON STOCKS (Cost $973,193)                                                921,285
                                                                                  --------

TOTAL INVESTMENTS AT VALUE (94.8%) (Cost $973,193)                                 921,285

OTHER ASSETS IN EXCESS OF LIABILITIES (5.2%)                                        50,295
                                                                                  --------

NET ASSETS (100.0%)                                                               $971,580
                                                                                  ========

- ------------------------------------------------------------------------------
*    Non-income producing security.

                See Accompanying Notes to Financial Statements.#

CREDIT SUISSE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2002
- ------------------------------------------------------------------------------

                                                                      GLOBAL            GLOBAL             GLOBAL
                                                                    TECHNOLOGY      HEALTH SCIENCES       FINANCIAL
                                                                       FUND              FUND           SERVICES FUND
                                                                    ----------      ---------------     -------------
ASSETS
    Investments at value (Cost $105,304,043, $51,449,717,
      and $973,193, respectively)                                 $  71,915,0361      $44,546,911        $  921,285
    Cash                                                                  98,375               12            16,569
    Foreign Cash (Cost $860, $0 and $1,250 respectively)                     853               --             1,399
    Receivable for fund shares sold                                      878,603           37,309                --
    Receivable for investments sold                                      391,468               --                --
    Dividend, interest and reclaim receivable                             31,990           13,690             3,341
    Collateral received for securities loaned                          7,434,206               --                --
    Receivable from investment adviser                                        --           41,987            51,155
    Prepaid expenses and other assets                                     20,918           13,051             8,420
                                                                  --------------      -----------        ----------
     Total assets                                                     80,771,449       44,652,960         1,002,169
                                                                  --------------      -----------        ----------

LIABILITIES
    Securities sold short at value (proceeds $391,468)                   336,300               --                --
    Advisory fee payable                                                   6,315               --                --
    Administrative services fee payable                                    8,832            8,094             3,793
    Directors' fee payable                                                 4,240            4,211             4,057
    Payable for investments purchased                                         --           30,623                --
    Payable for fund shares purchased                                    104,117               --                --
    Payable upon return of securities loaned                           7,434,206               --                --
    Distribution fee payable                                              15,414            9,652               206
    Other accrued expenses payable                                       199,602           85,190            22,533
                                                                  --------------      -----------        ----------
     Total liabilities                                                 8,109,026          137,770            30,589
                                                                  --------------      -----------        ----------

NET ASSETS
    Capital Stock, $0.001 par value                                        3,825            3,269               127
    Paid-in capital                                                  325,218,436       54,461,123         1,365,272
    Accumulated undistributed net investment income (loss)               (70,692)              --             1,095
    Accumulated net realized loss from investments
      and foreign currency transactions                             (219,155,298)      (3,046,555)         (343,155)
    Net unrealized depreciation from investments
      and foreign currency translations                              (33,333,848)      (6,902,647)          (51,759)
                                                                  --------------      -----------        ----------
    Net Assets                                                    $   72,662,423      $44,515,190        $  971,580
                                                                  ==============      ===========        ==========

COMMON SHARES
    Net assets                                                    $   71,472,726      $44,484,414       $   965,255
    Shares outstanding                                                 3,762,287        3,266,765           126,260
                                                                  --------------      -----------        ----------
    Net asset value, offering price and redemption price
      per share                                                           $19.00           $13.62             $7.64
                                                                          ======           ======             =====

A SHARES
    Net assets                                                    $    1,189,697      $    30,776       $     6,325
    Shares outstanding                                                    62,628            2,260               827
                                                                  --------------      -----------        ----------
    Net asset value and redemption price per share                        $19.00           $13.62             $7.65
                                                                          ======           ======             =====

    Maximum offering price per share
      (net asset value/(1-5.75%))                                         $20.16           $14.45             $8.12
                                                                          ======           ======             =====

- ------------------------------------------------------------------------------
(1)  Includes $6,899,899 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2002
- ------------------------------------------------------------------------------

                                                                        GLOBAL              GLOBAL                 GLOBAL
                                                                      TECHNOLOGY        HEALTH SCIENCES           FINANCIAL
                                                                         FUND                FUND               SERVICES FUND
                                                                      ----------        ---------------         -------------
INVESTMENT INCOME
    Dividends                                                       $    730,027         $    181,136             $  29,157
    Interest                                                              76,084               36,632                   417
    Securities lending                                                   111,631                   14                    --
    Foreign taxes withheld                                               (66,348)              (2,142)               (1,490)
                                                                    ------------         ------------             ---------
     Total investment income                                             851,394              215,640                28,084
                                                                    ------------         ------------             ---------

EXPENSES
    Investment advisory fees                                           1,134,583              750,233                14,439
    Administrative services fees                                         146,209              133,908                 3,788
    Shareholder servicing/Distribution fees                              283,486              187,558                 4,011
    Transfer agent fees                                                  544,679              237,768                 4,204
    Printing fees                                                        141,239              114,062                51,065
    Legal fees                                                            40,062               56,627                48,401
    Registration fees                                                     69,811               61,564                61,831
    Custodian fees                                                        40,144                8,067                 4,156
    Audit fees                                                            17,807               21,866                17,166
    Directors fees                                                        22,900               22,641                22,372
    Insurance expense                                                     12,102                5,917                    42
    Interest expense                                                         974                8,003                    --
    Miscellaneous expense                                                    804                7,453                 6,704
                                                                    ------------         ------------             ---------
     Total expenses                                                    2,454,800            1,615,667               238,179
    Less: fees waived, expenses reimbursed and transfer
      agent offsets                                                     (581,876)            (422,798)             (214,113)
                                                                    ------------         ------------             ---------
     Net expenses                                                      1,872,924            1,192,869                24,066
                                                                    ------------         ------------             ---------
      Net investment income (loss)                                    (1,021,530)            (977,229)                4,018
                                                                    ------------         ------------             ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments                        (88,142,277)           2,369,948              (213,604)
    Net realized gain (loss) from foreign currency transactions          (83,014)               1,454                (2,926)
    Net change in unrealized appreciation (depreciation)
      from investments                                                38,479,546          (21,723,107)               85,232
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations                                   6,231                  113                    27
                                                                    ------------         ------------             ---------
    Net realized and unrealized loss from
      investments and foreign currency related items                 (49,739,514)         (19,351,592)             (131,271)
                                                                    ------------         ------------             ---------
    Net decrease in net assets resulting
      from operations                                               $(50,761,044)        $(20,328,821)            $(127,253)
                                                                    ============         ============             =========

                        See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
- ------------------------------------------------------------------------------

                                                                                      GLOBAL TECHNOLOGY FUND
                                                                                  ------------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  ------------------------------
                                                                                       2002             2001
                                                                                  ------------     -------------
FROM OPERATIONS
  Net Investment income (loss)                                                    $ (1,021,530)    $  (2,982,819)
  Net realized gain (loss) from investments and foreign currency transactions      (88,225,291)     (126,949,006)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                   38,485,777      (100,916,227)
                                                                                  ------------     -------------
    Net decrease in net assets resulting from operations                           (50,761,044)     (230,848,052)
                                                                                  ------------     -------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                     --       (14,140,026)
                                                                                  ------------     -------------
    Net decrease in net assets resulting from distributions                                 --       (14,140,026)
                                                                                  ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                      43,813,941       167,204,463
  Shares exchanged due to merger                                                     7,288,417                --
  Reinvestment of distributions                                                             --        13,397,882
  Net asset value of shares redeemed                                               (75,183,945)     (259,564,665)
                                                                                  ------------     -------------
    Net increase (decrease) in net assets from capital share transactions          (24,081,587)      (78,962,320)
                                                                                  ------------     -------------
  Net increase (decrease) in net assets                                            (74,842,631)     (323,950,398)
NET ASSETS
  Beginning of period                                                              147,505,054       471,455,452
                                                                                  ------------     -------------
  End of period                                                                   $ 72,662,423     $ 147,505,054
                                                                                  ============     =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                            $    (70,692)    $    (177,510)
                                                                                  ============     =============

- ---------------------
(1)  For the period December 28, 2000 (inception date) through August 31, 2001.


                 See Accompanying Notes to Financial Statements.

                                                                                   GLOBAL HEALTH SCIENCES FUND
                                                                                  -----------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  -----------------------------
                                                                                        2002            2001
                                                                                    ------------    ------------
FROM OPERATIONS
  Net Investment income (loss)                                                      $   (977,229)   $ (1,018,199)
  Net realized gain (loss) from investments and foreign currency transactions          2,371,402      (5,343,441)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                    (21,722,994)    (15,149,569)
                                                                                    ------------    ------------
    Net decrease in net assets resulting from operations                             (20,328,821)    (21,511,209)
                                                                                    ------------    ------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                       --      (8,674,426)
                                                                                    ------------    ------------
    Net decrease in net assets resulting from distributions                                   --      (8,674,426)
                                                                                    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                        20,189,724     124,234,896
  Shares exchanged due to merger                                                              --              --
  Reinvestment of distributions                                                               --       8,505,255
  Net asset value of shares redeemed                                                 (56,446,309)    (92,254,560)
                                                                                    ------------    ------------
    Net increase (decrease) in net assets from capital share transactions            (36,256,585)     40,485,591
                                                                                    ------------    ------------
  Net increase (decrease) in net assets                                              (56,585,406)     10,299,956
NET ASSETS
  Beginning of period                                                                101,100,596      90,800,640
                                                                                    ------------    ------------
  End of period                                                                     $ 44,515,190    $101,100,596
                                                                                    ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                              $         --    $        (71)
                                                                                    ============    ============

                                                                                  GLOBAL FINANCIAL SERVICES FUND
                                                                                  ------------------------------
                                                                                  FOR THE YEAR ENDED AUGUST 31,
                                                                                  ------------------------------
                                                                                         2002         2001(1)
                                                                                     -----------    ----------
FROM OPERATIONS
  Net Investment income (loss)                                                       $     4,018    $    6,252
  Net realized gain (loss) from investments and foreign currency transactions           (216,530)     (137,275)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                         85,259      (137,018)
                                                                                     -----------    ----------
    Net decrease in net assets resulting from operations                                (127,253)     (268,041)
                                                                                     -----------    ----------
FROM DISTRIBUTIONS
  Distributions from net realized gains
    Common Class Shares                                                                       --            --
                                                                                     -----------    ----------
    Net decrease in net assets resulting from distributions                                   --            --
                                                                                     -----------    ----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                           191,103     2,188,666
  Shares exchanged due to merger                                                              --            --
  Reinvestment of distributions                                                               --            --
  Net asset value of shares redeemed                                                  (1,005,738)       (7,157)
                                                                                     -----------    ----------
    Net increase (decrease) in net assets from capital share transactions               (814,635)    2,181,509
                                                                                     -----------    ----------
  Net increase (decrease) in net assets                                                 (941,888)    1,913,468
NET ASSETS
  Beginning of period                                                                  1,913,468            --
                                                                                     -----------    ----------
  End of period                                                                      $   971,580    $1,913,468
                                                                                     ===========    ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                               $     1,095    $       --
                                                                                     ===========    ==========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
- ------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------------------------------
                                                       2002            2001             2000            1999             1998
                                                     -------         --------         --------        --------          ------
PER SHARE DATA
  Net asset value, beginning of period               $ 29.11         $  69.11         $  41.22        $  20.54          $17.30
                                                     -------         --------         --------        --------          ------

INVESTMENT OPERATIONS
  Net investment loss                                  (0.28)(1)        (0.75)           (0.44)          (0.04)          (0.01)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                     (9.83)          (36.86)           29.56           23.56            4.29

    Total from investment operations                  (10.11)          (37.61)           29.12           23.52            4.28

LESS DISTRIBUTIONS
  Distribution from net realized gains                    --            (2.39)           (1.23)          (2.84)          (1.04)
                                                     -------         --------         --------        --------          ------
NET ASSET VALUE, END OF PERIOD                       $ 19.00         $  29.11         $  69.11        $  41.22          $20.54
                                                     =======         ========         ========        ========          ======

    Total Return(2)                                   (34.73)%         (55.72)%          70.99%         120.73%          25.38%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)           $71,473         $147,504         $471,455         $65,165         $   718
    Ratio of expenses to average net assets             1.65%(3)         1.67%(3)         1.66%(3)        1.65%           1.65%
   Ratio of net investment loss to
     average net assets                                (0.90)%          (1.14)%          (0.89)%         (0.35)%         (0.03)%
     Decrease reflected in above operating
       expense ratios due to
       waivers/reimbursements                           0.51%            0.15%            0.11%           0.87%           5.21%
   Portfolio turnover rate                                68%             100%             143%            203%            169%

- ------------------------------------------------------------------------------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002 and .02% for each of the years ended August 31, 2001 and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65%, 1.65% and 1.64% for the years ended August 31, 2002, 2001 and 2000, respectively.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
- -----------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                                  ENDED
                                                           AUGUST 31, 2002(1)
                                                           ------------------
PER SHARE DATA
  Net asset value, beginning of period                          $ 29.42
                                                                -------
INVESTMENT OPERATIONS
  Net investment loss(2)                                          (0.17)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                               (10.25)
                                                                -------
    Total from investment operations                             (10.42)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                  $ 19.00
                                                                =======

   Total Return(3)                                               (35.42)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                      $ 1,190
    Ratio of expenses to average net assets(4,5)                   1.65%
    Ratio of net investment loss to
      average net assets(5)                                       (1.03)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements(5)                                    0.76%
  Portfolio turnover rate                                            68%

- ------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
- ------------------------------------------------------------------------------

                                                         FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                              AUGUST 31,                        OCTOBER 31,
                                                  ----------------------------------        ------------------
                                                   2002          2001        2000(1)         1999        1998
                                                  -------      --------     --------        --------    ------

PER SHARE DATA
  Net asset value, beginning of period            $ 18.85       $  23.95     $ 14.92        $ 14.41     $ 12.22
                                                  -------       --------     -------        -------     -------

INVESTMENT OPERATIONS
  Net investment loss                               (0.23)(2)      (0.10)      (0.08)         (0.13)      (0.06)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                  (5.00)         (3.08)       9.11           0.64        2.97
                                                  -------       --------     -------        -------     -------
    Total from investment operations                (5.23)         (3.18)       9.03           0.51        2.91
                                                  -------       --------     -------        -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                 --             --          --             --       (0.04)
  Distribution from net realized gains                 --          (1.92)         --             --       (0.68)
                                                  -------       --------     -------        -------     -------
    Total dividends and distributions                  --          (1.92)         --             --       (0.72)
                                                  -------       --------     -------        -------     -------
  NET ASSET VALUE, END OF PERIOD                  $ 13.62       $  18.85     $ 23.95        $ 14.92     $ 14.41
                                                  =======       ========     =======        =======     =======

       Total Return(3)                             (27.75)%       (14.44)%     60.52%          3.54%      25.25%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)        $44,484       $101,101     $90,801        $47,574     $64,336
     Ratio of expenses to average net assets(4)      1.59%          1.60%       1.61%(5)       1.59%       1.59%
   Ratio of net investment income (loss) to
     average net assets                             (1.30)%        (1.05)%     (0.94)%5        0.62%      (0.58)%
     Decrease reflected in above operating
       expense ratios due to
       waivers/reimbursements                        0.56%          0.26%       0.28%(5)       0.29%       0.38%
   Portfolio turnover rate                             67%            35%        106%           146%         63%

- ------------------------------------------------------------------------------
(1) Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002, .01% for the year ended August 31, 2001, and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the Fund's expense ratios for the previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the years ended August 31, 2002 and August 31, 2001, respectively, and 1.59% annualized for the period November 1, 1999 to August 31, 2000.

(5)  Annualized


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
- ------------------------------------------------------------------------------

                                               FOR THE PERIOD
                                                    ENDED
                                             AUGUST 31, 2002(1)
                                             ------------------
PER SHARE DATA
  Net asset value, beginning of period             $19.76
                                                   ------

INVESTMENT OPERATIONS
  Net investment loss(2)                            (0.14)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                  (6.00)
                                                   ------
      Total from investment operations              (6.14)
                                                   ------
NET ASSET VALUE, END OF PERIOD                     $13.62
                                                   ======

      Total Return(3)                              (31.07)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)         $   31
    Ratio of expenses to average net assets(4,5)     1.59%
    Ratio of net investment loss to
      average net assets(5)                         (1.32)%
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements(5)                      1.24%
  Portfolio turnover rate                              67%

- -----------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
- -----------------------------------------------------------------------------

                                                FOR THE PERIOD
                                                ENDED AUGUST 31
                                              --------------------
                                                2002       2001(1)
                                              --------     -------
PER SHARE DATA
  Net asset value, beginning of period         $  8.74     $ 10.00
                                               -------     -------

INVESTMENT OPERATIONS
  Net investment income                          0.022        0.03
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)               (1.12)      (1.29)
                                               -------     -------
      Total from investment operations           (1.10)      (1.26)
                                               -------     -------
  NET ASSET VALUE, END OF PERIOD               $  7.64     $  8.74
                                               =======     =======

      Total Return(3)                           (12.59)%    (12.60)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)     $   965     $ 1,913
    Ratio of expenses to average net assets(4)    1.50%       1.50%(5)
    Ratio of net investment income to
      average net assets                          0.25%       0.48%(5)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                     13.26%      11.84%(5)
  Portfolio turnover rate                          114%         87%

- ------------------------------------------------------------------------------
(1)  For the period December 28, 2000 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)
- -----------------------------------------------------------------------------


                                               FOR THE PERIOD
                                                    ENDED
                                             AUGUST 31, 2002(1)
                                             ------------------
PER SHARE DATA
  Net asset value, beginning of period           $  8.74
                                                 -------

INVESTMENT OPERATIONS
  Net investment income(2)                          0.04
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                 (1.13)
                                                 -------
      Total from investment operations             (1.09)
                                                 -------
  NET ASSET VALUE, END OF PERIOD                 $  7.65
                                                 =======

      Total Return(3)                              (9.47)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)       $     6
    Ratio of expenses to average net assets(4)      1.50%(5)
    Ratio of net investment income to
      average net assets                            0.57%(5)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                       19.43%(5)
  Portfolio turnover rate                            114%

- ------------------------------------------------------------------------------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) The total return is historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for period is not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2002
- ------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Funds covered in this report are comprised of Credit Suisse Global Technology Fund, Inc. ("Global Technology"), Credit Suisse Global Health Sciences Fund, Inc. ("Global Health Sciences"), and Credit Suisse Global Financial Services Fund, Inc. ("Global Financial Services"), (each, a "Fund" and collectively, the OFundsO), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies. Global Technology, Global Health Sciences, and Global Financial Services Funds were each incorporated under the laws of the state of Maryland on July 31, 1998, October 24, 1996 and May 25, 2000, respectively.

     The Funds changed their legal names during the most recent fiscal year. A comparison of the old name and the new name, which was effective on December 12, 2001, is presented below:

 OLD NAME                                                              NEW NAME
 --------                                                              --------
 Credit Suisse Warburg Pincus Global Telecommunications Fund           Credit Suisse Global Technology Fund
 Credit Suisse Warburg Pincus Global Health Sciences Fund              Credit Suisse Global Health Sciences Fund
 Credit Suisse Warburg Pincus Global Financial Services Fund           Credit Suisse Global Financial Services Fund

     Investment objectives for each Fund are as follows: Global Technology seeks long-term capital appreciation; Global Health Sciences and Global Financial Services seek capital appreciation.

     Global Technology and Global Financial Services are authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Common and Class A shares of Global Financial Services and Global Technology are offered. Global Health Sciences is authorized to issue three classes of shares: Common, Advisor, and Class A, although only Common and Class A shares are being offered. Common shares for each fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of each Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of each applicable Fund's Class A shares. In addition, the Common, and Class A shares bear co-administration fees.

     During the current fiscal year, the classes offered by the Funds changed as follows: Global Technology closed the Advisor Class effective October 2, 2001. Global Technology and Global Health Sciences began offering Class A shares effective November 30, 2001, and closed the Common Class to new investors effective December 12, 2001. Global Financial Services began offering Class A shares effective November 30, 2001, and closed the Common Class to new investments effective December 12, 2001.

     Effective as of the close of business on April 26, 2002 the Global Technology Fund acquired all of the net assets of the Credit Suisse Technology Fund ("Technology Fund') in a tax-free exchange of shares. The shares exchanged were 221,743 shares of the Common Class shares of Global Technology (valued at $5,507,646) for 1,495,563 shares of the Common Class of the Technology Fund, 34,693 shares of Class A shares of Global Technology (valued at $861,096) for 235,172 shares of the Class A Shares of the Technology Fund, 24,002 shares of Class A shares of Global Technology (valued at $595,518) for 162,261 shares of the Class B Shares of the Technology Fund, 13,068 shares of Class A shares of Global Technology (valued at $324,157) for 89,071 shares of the Class A Shares of the Technology Fund. The aggregate net assets of Technology and Global Technology immediately before the acquisition were $7,288,417 which included ($8,507,702) of unrealized depreciation and $99,665,575 respectively, and the combined net assets of the Global Technology after the acquisition were $106,953,992.

     A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     B) FOREIGN CURRENCY TRANSACTIONS-- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At August 31, 2002, the Funds had no open forward foreign currency contracts.

     I) SHORT SALES -- When the Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace such security. A Fund will realize a gain if there is a decline in the price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with them. A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its net assets.

     J) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by Global Technology with respect to such loans (including the right to draw on letter of credit) at August 31, 2002 is as follows:

           MARKET VALUE OF                                VALUE OF
           SECURITIES LOANED                         COLLATERAL RECEIVED
           -----------------                         -------------------
           $6,899,899                                    $7,434,206

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by Global Technology and Global Health Sciences Funds to act as the Fund's securities lending agent. For the year ended August 31, 2002, Global Technology and Global Health Sciences earned $111,631 and $14 from securities lending transactions, respectively.

   Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Funds fees for their securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     K) OTHER -- The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     The Funds invest a high percentage of their assets in specific sectors of the market, especially technology, health sciences, and financial services. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. These Funds, under normal market conditions, invest at least 80% or more of their assets, plus borrowings for investment purposes in a group of related industries within the technology, health sciences and financial services sectors, as applicable, of the market.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

      FUND                                      ANNUAL RATE
      ----                                      -----------
      Global Technology               1.00% of average daily net assets
      Global Health Sciences          1.00% of average daily net assets
      Global Financial Services       0.90% of average daily net assets

     For the year ended August 31, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed for each of the Funds were as follows:

                                        GROSS                      NET
                                       ADVISORY                  ADVISORY         EXPENSE
      FUND                               FEE         WAIVER        FEE        REIMBURSEMENTS
      ----                            ----------     ------      --------     --------------
      Global Technology               $1,134,583   ($581,136)     $553,447       $      --
      Global Health Sciences             750,233    (422,526)      327,707              --
      Global Financial Services           14,439     (14,439)           --        (198,698)

     Subsequent to the period covered by this report, management determined that the Global Technology Fund's advisory contract had lapsed due to an administrative error. The Global Technology Fund's adviser intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid to the adviser during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

     Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, serves as sub-investment adviser to the Funds. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Funds.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB") serve as each Fund's co-administrators. At its meeting held on February 12, 2002, the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective June 1, 2002.

     For administrative services, CSAMSI currently receives from each Fund, except Global Technology, a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common and Class A shares. For Global Technology, CSAMSI is entitled to receive a fee calculated at an annual rate of ...05% of the Fund's first $125 million in average daily net assets of Common and Class A shares and .10% of average daily net assets of Common and Class A shares over $125 million.

     For the year ended August 31, 2002, administrative services fees earned by CSAMSI were as follows:

      FUND                                   CO-ADMINISTRATOR FEE
      ----                                   --------------------
      Global Technology                             $56,729
      Global Health Sciences                         75,023
      Global Financial Services                       1,606

     For its administrative services, PFPC was entitled to receive a fee from each Fund, exclusive of out-of-pocket expenses, based on the following fee structure:

      AVERAGE DAILY NET ASSETS             ANNUAL RATE
      ------------------------             -----------
      First $500 million          .08% of average daily net assets
      Next $1 billion             .07% of average daily net assets
      Over $1.5 billion           .06% of average daily net assets

     For the period September 1, 2001 through May 31, 2002, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                    GROSS                           NET
                              CO-ADMINISTRATION              CO-ADMINISTRATION
      FUND                           FEE            WAIVER          FEE
      ----                    -----------------     ------   -----------------
      Global Technology            $70,608          $  --          $70,608
      Global Health Sciences        48,071             --           48,071
      Global Financial Services      1,905           (972)             933

     For its administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

      AVERAGE DAILY NET ASSETS             ANNUAL RATE
      ------------------------             -----------
      First $5 billion           .050% of average daily net assets
      Next $5 billion            .035% of average daily net assets
      Over $10 billion           .020% of average daily net assets

     For the period June 1, 2002 to August 31, 2002, administrative service fees earned by SSB (including out-of-pocket expenses) were as follows:

      FUND                                   CO-ADMINISTRATOR FEE
      ----                                   --------------------
      Global Technology                            $18,872
      Global Health Sciences                        10,814
      Global Financial Services                        277

     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 and under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For Class A shares, the fee is calculated at an annual rate of .25% of the average daily net asset of the Class A shares. For the year ended August 31, 2002, shareholder services fees earned by CSAMSI were as follows:

                                             SHAREHOLDER SERVICING/
      FUND                                     DISTRIBUTION FEE
      ----                                   ---------------------
      Global Technology
         Common Class                               $282,966
         Class A                                         520
      Global Health Sciences
         Common Class                                187,536
         Class A                                          22
      Global Financial Services
         Common Class                                  3,997
         Class A                                          14

     Boston Financial Data Services, Inc. ("BFDS") serves as each Fund's transfer and dividend disbursement agent. The Funds have an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expenses. For the year ended August 31, 2002, the Funds received credits or reimbursements under this arrangement as follows:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                       $740
      Global Health Sciences                   272
      Global Financial Services                  4

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the year ended August 31, 2002, the Funds reimbursed CSAM the following amounts, which is included in the Funds' transfer agent expense:

      FUND                                    AMOUNT
      ----                                    ------
      Global Technology                      $232,853
      Global Health Sciences                  106,479
      Global Financial Services                    --

     For the year ended August 31, 2002 CSAMSI and its affiliates advised the Funds that they retained the following amounts from commissions earned on the sale of the Funds' shares:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                      $  679
      Global Health Sciences                  1,895
      Global Financial Services                 115

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the year ended August 31, 2002, Merrill was paid by the Funds as follows:

      FUND                                   AMOUNT
      ----                                   ------
      Global Technology                      $95,779
      Global Health Sciences                  85,384
      Global Financial Services               46,102

NOTE 3. LINE OF CREDIT

     Through June 18, 2002 the Funds, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

     Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At August 31, 2002, there were no loans outstanding for any of the Funds under either the New Credit Facility or the Prior Credit Facility. During the year ended August 31, 2002, Global Technology and Global Health Sciences had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:


                                                     WEIGHTED
                                                      AVERAGE              MAXIMUM
                                AVERAGE DAILY        INTEREST           DAILY LOAN
      FUND                       LOAN BALANCE          RATE%            OUTSTANDING
      ----                    -----------------      --------           -----------
      Global Technology           $1,271,000           2.325%           $ 1,477,000
      Global Health Sciences      $3,979,560           2.260%            11,323,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

      FUND                             PURCHASES          SALES
      ----                             ---------          ------
      Global Technology               $75,330,546      $116,502,609
      Global Health Sciences           49,439,668        76,679,930
      Global Financial Services         1,741,381         2,545,817

5. CAPITAL SHARE TRANSACTIONS

     Each Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                          GLOBAL TECHNOLOGY FUND
                                                               COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                      SHARES          VALUE               SHARES          VALUE
                                     ---------    -------------          ---------    -------------
Shares sold                          1,483,408    $  40,699,743          3,622,260    $ 167,203,463
Shares exchanged due to merger         221,743        5,507,646                 --               --
Shares issued in reinvestment
  of distributions                          --               --            287,508       13,397,882
Shares redeemed                     (3,010,011)     (74,973,602)        (5,664,109)    (259,564,665)
                                    ----------     ------------         ----------    -------------
Net decrease                        (1,304,860)    $(28,766,213)        (1,754,341)   $ (78,963,320)
                                    ==========     ============         ==========    =============

                                      GLOBAL TECHNOLOGY FUND
                                              CLASS A
                                     --------------------------
                                           FOR THE PERIOD
                                                ENDED
                                          AUGUST 31, 2002(1)
                                     --------------------------
                                      SHARES          VALUE
                                     ---------    -------------
Shares sold                              675        $3,114,198
Shares exchanged due to merger        71,763         1,780,771
Shares redeemed                       (9,810)         (210,343)
                                      ------        ----------
Net increase                          62,628        $4,684,626
                                      ======        ==========

                                                       GLOBAL HEALTH SCIENCES FUND
                                                               COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                     SHARES          VALUE               SHARES           VALUE
                                    ---------    -------------          ---------     -------------
Shares sold                         1,097,841    $  20,153,575           6,046,881    $ 124,234,896
Shares issued in reinvestment
  of distributions                         --               --             385,551        8,505,255
Shares redeemed                    (3,195,361)     (56,446,309)         (4,860,142)     (92,254,560)
                                   -----------   -------------          ----------    -------------
Net increase (decrease)            (2,097,520)   $ (36,292,734)          1,572,290    $  40,485,591
                                   ==========    =============          ==========    =============

                                     GLOBAL HEALTH SCIENCES FUND
                                              CLASS A
                                     ---------------------------
                                           FOR THE PERIOD
                                                ENDED
                                     ---------------------------
                                          AUGUST 31, 2002(1)
                                     ---------------------------
                                      SHARES          VALUE
                                     ---------    --------------
Shares sold                            2,260          $36,149
Shares redeemed                           --               --
                                       -----          -------
Net increase                           2,260          $36,149
                                       =====          =======

                                                     GLOBAL FINANCIAL SERVICES FUND
                                                              COMMON CLASS
                                     --------------------------------------------------------------
                                                            FOR THE YEAR ENDED
                                     --------------------------------------------------------------
                                          AUGUST 31, 2002                     AUGUST 31, 2001
                                     --------------------------          --------------------------
                                      SHARES          VALUE               SHARES          VALUE
                                     ---------     ------------          ---------     ------------
Shares sold                               255       $     2,140           219,718       $2,188,666
Shares redeemed                       (92,901)         (821,813)             (812)          (7,157)
                                      -------       -----------           -------       ----------
Net increase (decrease)               (92,646)      $  (819,673)          218,906       $2,181,509
                                      =======       ===========           =======       ==========

                                     GLOBAL FINANCIAL SERVICES FUND
                                               CLASS A
                                     ------------------------------
                                            FOR THE PERIOD
                                                 ENDED
                                     ------------------------------
                                           AUGUST 31, 2002(1)
                                     ------------------------------
                                      SHARES             VALUE
                                     ---------       --------------
Shares sold                            22,139           $ 188,963
Shares redeemed                       (21,312)           (183,925)
                                      -------           ---------
Net increase                              827           $   5,038
                                      =======           =========

(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

     On August 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

                                   NUMBER OF       APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS      OF OUTSTANDING SHARES
                                  ------------     ----------------------
      Global Technology
       Common                          2                    48%
      Global Health Sciences
       Common                          2                    49%
       Class A                         6                    95%
      Global Financial Services
       Common Class                    1                    94%
       Class A                         3                    96%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses and excise tax regulations.

   There were no distributions in the year ended August 31, 2002 for any of the Funds.

   At August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                            GLOBAL            GLOBAL            GLOBAL
                                          TECHNOLOGY      HEALTH SCIENCES      FINANCIAL
                                             FUND              FUND           SERVICES FUND
                                         -------------    ---------------     -------------
Undistributed ordinary income            $     (70,692)     $        --        $   1,095
Accumulated net realized loss             (217,972,919)      (3,046,555)        (339,794)
Unrealized appreciation (depreciation)     (34,516,227)      (6,902,647)         (55,120)
                                          ------------      -----------        ---------
                                          (252,559,838)      (9,949,202)        (393,819)
                                          ============      ===========        =========

     At August 31, 2002, the Funds had capital loss carryovers available to offset possible future capital gains as follows:

                                                         EXPIRES AUGUST 31,
                                                    --------------------------
                                                      2009            2010
                                                    ----------     -----------
   Global Technology Fund                           22,443,214     128,849,577
   Global Health Sciences Fund                         222,906       2,823,649
   Global Financial Services Fund                           --         237,088

     Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended August 31, 2002, the Funds elected to defer net losses arising between November 1, 2001 and August 31, 2002.

                                                                      AMOUNT
                                                                   -----------
   Global Technology Fund                                          $66,750,820
   Global Health Sciences Fund                                              --
   Global Financial Services Fund                                      102,707

     At August 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:

                                               GROSS UNREALIZED   GROSS UNREALIZED     NET UNREALIZED
   FUND                      IDENTIFIED COST     APPRECIATION      (DEPRECIATION)      (DEPRECIATION)
   ----                      ---------------   ----------------   ----------------     --------------
   Global Technology           $106,486,422       $3,108,078       $(37,624,305)       $(34,516,227)
   Global Health Sciences        51,449,717        6,137,103        (13,039,750)         (6,902,647)
   Global Financial Services        976,554           64,927           (120,047)            (55,120)

     At August 31, 2002, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments, and paid-in capital have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, capital loss carryover from Fund acquision and forward foreign currency contracts. Net assets were not affected by these reclassifications:

                                                     INCREASE (DECREASE)
                                         -------------------------------------------------
                                                                           ACCUMULATED NET
                                                                             REALIZED GAIN
                                          PAID-IN     UNDISTRIBUTED NET       (LOSS) ON
                                          CAPITAL     INVESTMENT INCOME      INVESTMENTS
                                         ---------    -----------------    ---------------
   Global Technology Fund                1,815,638       1,128,348           (2,943,986)
   Global Health Sciences Fund            (975,845)        977,300               (1,455)
   Global Financial Services Fund               --          (2,923)               2,923

NOTE 7. SUBSEQUENT EVENT

     At a special meeting of shareholders of each Fund, held at 466 Lexington Avenue 16th Floor, New York, NY 10017 on Wednesday October 9, 2002 at 2:00 P.M., a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management LLC and Credit Suisse Assset Management Limited ("CSAM Australia") was approved.

CREDIT SUISSE FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
- ------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Credit Suisse Global Technology Fund, Inc.;
   Credit Suisse Global Health Sciences Fund, Inc.;
   Credit Suisse Global Financial Services Fund, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Global Technology Fund, Inc., Credit Suisse Global Health Sciences Fund, Inc. and Credit Suisse Global Financial Services Fund, Inc. (collectively referred to as the "Funds") at August 31, 2002, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 21, 2002

CREDIT SUISSE FUNDS
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)
- ------------------------------------------------------------------------------

                                          TERM                                  NUMBER OF
                                          OF OFFICE(1)                          PORTFOLIOS IN
                                          AND                                   FUND
                           POSITION(S)    LENGTH         PRINCIPAL              COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING   OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS        DIRECTOR            HELD BY DIRECTOR
- ---------------------      -----------    ------------   --------------------   --------------      ----------------
INDEPENDENT DIRECTORS

Richard H. Francis         Director and   Since          Currently retired;     54                  Director of
40 Grosvenor Road          Audit          2000           Executive Vice                             The Indonesia
Short Hills, New Jersey    Committee                     President and                              Fund, Inc.
07078                      Member                        Chief Financial
                                                         Officer of Pan Am
Age: 68                                                  Corporation and
                                                         Pan American
                                                         World Airways,
                                                         Inc. from 1988 to
                                                         1991

Jack W. Fritz              Director and   Since          Private investor;      54                  Director of
2425 North Fish Creek Road Audit          Fund           Consultant and                             Advo, Inc.
P.O. Box 1287              Committee      Inception      Director of Fritz                          (direct mail
Wilson, Wyoming 83014      Member                        Broadcasting, Inc.                         advertising)
                                                         And Fritz
Age: 73                                                  Communications
                                                         (developers and
                                                         operators of radio
                                                         stations) since
                                                         1987

Jeffrey E. Garten          Director and   Since          Dean of Yale           54                  Director of
Box 208200                 Audit          1998           School of                                  Aetna, Inc.;
New Haven, Connecticut     Committee                     Management and                             Director of
06520-8200                 Member                        William S. Beinecke                        Calpine Energy
                                                         Professor in the                           Corporation;
Age: 54                                                  Practice of                                Director of
                                                         International                              CarMax
                                                         Trade and Finance;                         Group
                                                         Undersecretary of
                                                         Commerce for
                                                         International Trade
                                                         from November 1993
                                                         to October 1995;
                                                         Professor at
                                                         Columbia University
                                                         from September
                                                         1992 to November
                                                         1993

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                          TERM                                        NUMBER OF
                                          OF OFFICE(1)                                PORTFOLIOS IN
                                          AND                                         FUND
                           POSITION(S)    LENGTH         PRINCIPAL                    COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS              DIRECTOR            HELD BY DIRECTOR
- ---------------------      -----------    ------------   --------------------         --------------      ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Peter F. Krogh            Director and    Since          Dean Emeritus and            54                  Member of
301 ICC                   Audit           2001           Distinguished Professor                          Board
Georgetown University     Committee                      of International Affairs                         of The Carlisle
Washington, DC 20057      Member                         at the Edmund A.                                 Companies Inc.;
                                                         Walsh School of                                  Member of
Age: 64                                                  Foreign Service.                                 Selection
                                                         Georgetown University;                           Committee
                                                         Moderator of PBS                                 for Truman
                                                         Foreign affairs television                       Scholars and
                                                         Series                                           Henry Luce

                                                                                                          Scholars;
                                                                                                          Senior
                                                                                                          Associate
                                                                                                          of
                                                                                                          Center
                                                                                                          for
                                                                                                          Strategic
                                                                                                          and
                                                                                                          International
                                                                                                          Studies;
                                                                                                          Trustee
                                                                                                          of
                                                                                                          numerous
                                                                                                          world
                                                                                                          affairs
                                                                                                          organizations

James S. Pasman, Jr.      Director and    Since          Currently retired;           54                  Director of
29 The Trillium           Audit           1999           President and Chief                              Education
Pittsburgh, Pennsylvania  Committee                      Operating Officer of                             Management
15238                     Member                         National InterGroup,                             Corp.; Director
                                                         Inc. from April 1989                             of Tyco
Age: 70                                                  to March 1991; Chairman                          International
                                                         of Permian Oil Co. from                          Ltd.; Director
                                                         April 1989 to March 1991                         of Credit
                                                                                                          Suisse Asset
                                                                                                          Management
                                                                                                          Income Fund,
                                                                                                          Inc.; Trustee of
                                                                                                          Credit Suisse
                                                                                                          High Yield Bond
                                                                                                          Fund; Trustee of
                                                                                                          Deutsche VIT
                                                                                                          Funds,
                                                                                                          overseeing three
                                                                                                          portfolios

                                          TERM                                        NUMBER OF
                                          OF OFFICE(1)                                PORTFOLIOS IN
                                          AND                                         FUND
                           POSITION(S)    LENGTH         PRINCIPAL                    COMPLEX             OTHER
                           HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE      FUNDS          SERVED         PAST FIVE YEARS              DIRECTOR            HELD BY DIRECTOR
- ---------------------      -----------    ------------   --------------------         --------------      ----------------
INDEPENDENT DIRECTORS--(CONTINUED)

Steven N. Rappaport        Director and   Since          Partner of RZ Capital        54                  Director of
RZ Capital LLC             Audit          1999           LLC since 2001                                   The First Israel
40 East 52nd Street        Committee                     President of Loanet,                             Fund, Inc.
New York, New York         Chairman                      Inc. (on-line accounting
10022                                                    service) from 1991 to
                                                         2001; Executive Vice
Age: 52                                                  President of Loanet,
                                                         Inc. from 1994 to 1997;
                                                         Director, President, North
                                                         American Operations,
                                                         and former Executive
                                                         Vice President from
                                                         1992 to 1993 of
                                                         Worldwide Operations
                                                         of Metallurg Inc.;
                                                         (manufacturer of
                                                         specialty metals and
                                                         alloys); Executive Vice
                                                         President, Telerate, Inc.
                                                         (provider of real-time
                                                         information to the
                                                         capital market) from
                                                         1987 to 1992; Partner
                                                         in the law firm of
                                                         Hartman & Craven
                                                         until 1987

INTERESTED DIRECTOR

William W. Priest(2)       Director       Since          Senior Partner and           54                  Director of The
Steinberg Priest & Sloane                 1999           Fund Manager,                                    Brazilian Equity
Capital Management                                       Steinberg Priest &                               Fund, Inc.; The
12 East 49th Street                                      Sloane Capital                                   Chile Fund, Inc.;
12th Floor                                               Management since                                 The Emerging
New York, New York                                       March 2001; Chairman                             Markets Tele-
10017                                                    and Managing                                     communications
                                                         Director of CSAM                                 Fund, Inc.; The
Age: 60                                                  from 2000 to                                     First Israel Fund,
                                                         February 2001, Chief                             Inc.; The Latin
                                                         Executive Officer and                            American Equity
                                                         Managing Director of                             Fund, Inc.; The
                                                         CSAM from 1990 to                                Indonesia Fund,
                                                         2000                                             Inc.; and Credit
                                                                                                          Suisse Asset
                                                                                                          Management
                                                                                                          Income Fund, Inc.

(2) Mr. Priest is a Director who is an Ointerested personO of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                           POSITION(S)           LENGTH
                           HELD WITH             OF TIME
NAME, ADDRESS AND AGE      FUNDS                 SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
- ---------------------      -----------           ------------          ----------------------------------------------
OFFICERS

Laurence R. Smith          Chairman              Since                 Managing Director and Global Chief Investment Officer of
Credit Suisse Asset                              2002                  CSAM; acting Chief Executive Officer of CSAMAmericas;
Management LLC                                                         Associated with JP Morgan Investment Management from
466 Lexington Avenue                                                   1981 to 1999
New York, New York
10017-3147

Age: 44

Hal Liebes, Esq.           Vice President        Since                 Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset        and Secretary         1999                  Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management LLC                                                         Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue                                                   CS First Boston Investment Management from 1994 to
New York, New York                                                     1995; Associated with Division of Enforcement, U.S.
10017-3147                                                             Securities and Exchange Commission from 1991 to 1994

Age: 38

Michael A. Pignataro       Treasurer and         Since                 Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Chief Financial       1999                  Associated with CSAM since 1984
Management LLC             Officer
466 Lexington Avenue
New York, New York
10017-3147

Age: 42

Gregory N. Bressler, Esq.  Assistant             Since                 Vice President and Legal Counsel of CSAM since
Credit Suisse Asset        Secretary             2000                  January 2000; Associated with the law firm of
Management LLC                                                         Swidler Berlin Shereff Friedman LLP from 1996 to 2000
466 Lexington Avenue
New York, New York
10017-3147

Age: 35

CREDIT SUISSE FUNDS
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                 TERM
                                                 OF OFFICE(1)
                                                 AND
                           POSITION(S)           LENGTH
                           HELD WITH             OF TIME
NAME, ADDRESS AND AGE      FUNDS                 SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
- ---------------------      -----------           ------------          ----------------------------------------------
OFFICERS--(CONTINUED)

Kimiko T. Fields, Esq.     Assistant             Since                 Assistant Vice President and Legal Counsel of CSAM since
Credit Suisse Asset        Secretary             2002                  December 2000; Assistant Vice President, Institutional
Management LLC                                                         Marketing Department, CSAM, from January 2000 to
466 Lexington Avenue                                                   December 2000; Marketing Associate, International Equity
New York, New York                                                     Department, Warburg Pincus Asset Management, Inc. from
10017-3147                                                             January 1998 to January 2000; self-employed author
                                                                       consultant, from January 1996 to January 1997.
Age: 38

Rocco A. DelGuercio        Assistant             Since                 Vice President and Administrative Officer of CSAM;
Credit Suisse Asset        Treasurer             1999                  Associated with CSAM since June 1996; Assistant
Management LLC                                                         Treasurer, Bankers Trust Corp.-- Fund Administration
466 Lexington Avenue                                                   from March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                                     Supervisor, Dreyfus Corporation from April 1987 to
10017-3147                                                             March 1994

Age: 38

Joseph Parascondola        Assistant             Since                 Assistant Vice President -- Fund Administration of
Credit Suisse Asset        Treasurer             2000                  CSAM since April 2000; Assistant Vice President, Deutsche
Management LLC                                                         Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                                   Assistant Vice President, Weiss, Peck & Greer LLC
New York, New York                                                     from November 1995 to December 1998
10017-3147

Age: 38

     The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE FUNDS
SHAREHOLDER MEETING RESULTS (UNAUDITED)

     A special meeting of shareholders of the Funds was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on Friday May 1, 2002 at 2:00 P.M. The following matters were voted upon by the shareholders of the Funds and the results are presented below. Shares delivered not voted are included on the total for each proposal.

     To approve a Sub-Investment Advisory Agreement for the Funds, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited ("CSAM Japan"):


        GLOBAL TECHNOLOGY
        -----------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                              2,971,752             69.85%          93.66%
        Against                            106,813              2.51%           3.37%
        Abstain                             94,398              2.22%           2.98%


        GLOBAL HEALTH SCIENCES
        ----------------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                              2,661,878             58.92%          91.92%
        Against                            141,415              3.13%           4.88%
        Abstain                             92,636              2.05%           3.20%


        GLOBAL FINANCIAL SERVICES
        -------------------------
                                                        % OF TOTAL SHARES    % OF TOTAL
                                           SHARES           OUTSTANDING     SHARES VOTED
                                         ---------      -----------------   ------------
        For                                212,819             97.55%          99.81%
        Against                                402              0.18%           0.19%
        Abstain                                 --               -- %            -- %

P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      WPGBL-2-0802

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

FEBRUARY 28, 2003
(UNAUDITED)

-  CREDIT SUISSE
GLOBAL TECHNOLOGY FUND

-  CREDIT SUISSE
GLOBAL HEALTH SCIENCES FUND

MORE COMPLETE INFORMATION ABOUT THE FUNDS, INCLUDING CHARGES AND EXPENSES IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUNDS SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
February 28, 2003

                                                                  March 25, 2003

Dear Shareholder:

   We are writing to report on the results of the Credit Suisse Global Technology Fund(1) (the "Fund") for the six months ended February 28, 2003.

   At February 28, 2003, the net asset value ("NAV") of the Fund's Common Class and Class A shares was $17.77, compared to an NAV of $19.00 on August 31, 2002. As a result, the total return of the Common Class and Class A(2) shares (without the sales charge of 5.75%) had a loss of 6.47%. By comparison, the MSCI All Country World Free Growth Index(3) declined 7.55% during the same period.

   We attribute the Fund's outperformance of its benchmark primarily to our positioning in two sectors:

   - By far, the Fund's relative return benefited most from our stock selection in telecommunications. We held a group of telecom names that was well-diversified both geographically and between the primary subcategories of fixed-line and wireless. A number of them enjoyed robust returns after having been battered throughout much of 2002.

   - Our allocation to consumer discretionary companies also reaped the fruits of good stock selection. Most of these holdings were in big U.S. media-related names in broadcast and cable TV, radio and newspapers, and several fared especially well.

   The most negative contributions to the Fund's overall return came from stock selection in technology, particularly semiconductor-related companies whose near-term prospects appeared to deteriorate at various times in the period; and health care, in which our below-benchmark allocation suffered because the sector outperformed the benchmark.

   Viewed geographically, the portfolio was most successful in the U.S. (which offers investors the biggest and most diversified universe of technology-oriented stocks), Portugal, the U.K., the Netherlands, Germany and Mexico. Country-specific performance was least favorable in Japan, South Korea, Norway and Taiwan.

   Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management, LLC


Scott T. Lewis                                Vincent J. McBride,
Co-Portfolio Manager                          Co-Portfolio Manager

David Lefkowitz,                              Naimish M. Shah,
Associate Portfolio Manager                   Associate Portfolio Manager

   NOTE: INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUERS.

                AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003(1)

                                                               SINCE      INCEPTION
                                      1 YEAR    FIVE YEAR    INCEPTION       DATE
                                      ------    ---------    ---------    ---------
Common Class                          (31.86%)      (0.57%)       6.43%     12/4/96
Class A Without Sales Charge          (31.84%)          -       (33.21%)   11/30/01
Class A With Maximum Sales Charge     (35.76%)          -       (36.29%)   11/30/01

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                               SINCE      INCEPTION
                                      1 YEAR    FIVE YEAR    INCEPTION       DATE
                                      ------    ---------    ---------    ---------
Common Class                          (36.04%)      (2.85%)       6.27%     12/4/96
Class A Without Sales Charge          (36.02%)          -       (31.70%)   11/30/01
Class A With Maximum Sales Charge     (39.71%)          -       (34.66%)   11/30/01

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) Total return for Class A shares for the reporting period, based on offering price (with maximum initial sales charge of 5.75%), was -11.86%.
(3) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
February 28, 2003

                                                                  March 25, 2003

Dear Shareholder:

   For the six months ended February 28, 2003, the Common Class Shares of Credit Suisse Global Health Sciences Fund(1) (the "Fund") had a loss of 1.10%, vs. declines of 7.29% and 5.31%, respectively, for the S&P 500 Index(2) and the Morgan Stanley Capital International World Health Care Index(3). The Fund's Class A Shares(4) (without the sales charge of 5.75%) had a loss of 1.10% for the period.

   The period was a volatile and ultimately negative one for the world's stock markets. The main drivers of market activity were economic and geopolitical developments, most specifically the prospects for a U.S. led war on Iraq with regard to the latter. When the economic outlook appeared to improve, and war risks abated, stocks tended to rally, as was the case in October and November. But when the economic data softened, and war looked imminent, investors sold stocks in favor of cash or bonds. Against this backdrop, most sectors had negative results.

   The Fund had a loss for the period, though it outperformed its benchmarks. We attribute most of this to the Fund's emerging-pharmaceutical and biotech holdings, which were volatile but which outperformed the broader stock market as well as the health care group as a whole.

   We made no major changes to our strategies. With respect to subsector allocation, we maintained what we consider to be a diversified portfolio of health-care stocks. Consistent with our goal of capital appreciation, we continued to hold a number of biotech/emerging pharmaceutical names, emphasizing companies with FDA-approved products.

   We owned only a few major drug stocks, based on company-specific issues and our belief that smaller, generic-oriented, drug companies generally have more attractive valuations and earnings-growth prospects. Many of these companies in our view have healthy balance sheets and good cash flows, and we intend to maintain a significant exposure to these securities.

   Elsewhere of note, we maintained a smaller but still meaningful position in hospitals, a position that we believe gives the Fund some potentially beneficial diversification characteristics. Our outlook for the group remains favorable. First, in general, we think that, within health care, the service providers have the best revenue and earnings growth prospects for 2003. Also, we believe that publicly owned hospitals will continue to gain business from not-for-profit companies, which generally have weaker financial profiles. Government reimbursement risk, meanwhile, seems to us to be less of a threat to hospitals now. We believe that reimbursement rates should be stable over the near term, and we see no threat on the scale introduced by the Balanced Budget Act of 1997. All things considered, publicly owned hospitals might generate attractive growth over the next eighteen months in our view. Investors could deem such growth to be attractive, within an economy that we believe will grow only modestly going forward.

Credit Suisse Asset Management, LLC

Peter T. Wen                                  Scott T. Lewis
Co-Portfolio Manager                          Co-Portfolio Manager

Steve Putnam                                  Sherry Bertner Rabinowitz
Associate Portfolio Manager                   Associate Portfolio Manger

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUERS.

                AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003(1)

                                                               SINCE      INCEPTION
                                      1 YEAR     5 YEAR      INCEPTION      DATE
                                      ------    ---------    ---------    ---------
Common Class                          (21.23%)       1.79%        7.43%    12/31/96
Class A Without Sales Charge          (21.23%)          -       (26.41%)   11/30/01
Class A With Maximum Sales Charge     (25.74%)          -       (29.83%)   11/30/01

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                               SINCE      INCEPTION
                                      1 YEAR     5 YEAR      INCEPTION      DATE
                                      ------    ---------    ---------    ---------
Common Class                          (20.77%)       1.80%        8.04%    12/31/96
Class A Without Sales Charge          (20.77%)          -       (22.60%)   11/30/01
Class A With Maximum Sales Charge     (25.32%)          -       (25.97%)   11/30/01

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.
(3) The Morgan Stanley Capital International World Health Care Index is a sector-level equity index that consists of all securities in the developed markets that are classified under the Global Industry Classification Standard (GICS)(SM) health care sector. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.
(4) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was - 6.78%.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
February 28, 2003 (Unaudited)

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (100.0%)
AUSTRALIA (0.8%)
MEDIA (0.8%)
    News Corporation, Ltd. ADR                                   22,000    $   459,800
                                                                           -----------
TOTAL AUSTRALIA                                                                459,800
                                                                           -----------
BELGIUM (0.0%)
COMMUNICATIONS EQUIPMENT (0.0%)
    Telindus Group NV - Strip VVPR*                                 305              3
                                                                           -----------
TOTAL BELGIUM                                                                        3
                                                                           -----------
BERMUDA (1.5%)
INDUSTRIAL CONGLOMERATES (1.5%)
    Tyco International, Ltd.^                                    60,800        899,840
                                                                           -----------
TOTAL BERMUDA                                                                  899,840
                                                                           -----------
CANADA (1.2%)
COMPUTERS & PERIPHERALS (0.8%)
    ATI Technologies, Inc.*                                     118,000        457,840
                                                                           -----------
SOFTWARE (0.4%)
    Cognos, Inc.*                                                10,100        246,743
                                                                           -----------
TOTAL CANADA                                                                   704,583
                                                                           -----------
CHINA (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    China Telecom Corporation, Ltd. ADR*                         33,450        612,804
                                                                           -----------
TOTAL CHINA                                                                    612,804
                                                                           -----------
FINLAND (2.2%)
COMMUNICATIONS EQUIPMENT (2.2%)
    Nokia Oyj                                                    64,900        867,370
    Nokia Oyj ADR                                                38,300        506,709
                                                                           -----------
                                                                             1,374,079
                                                                           -----------
TOTAL FINLAND                                                                1,374,079
                                                                           -----------
FRANCE (1.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
    France Telecom SA                                            29,400        651,491
                                                                           -----------
TOTAL FRANCE                                                                   651,491
                                                                           -----------
INDONESIA (1.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    PT Telekomunikasi Indonesia ADR                             131,500      1,052,000
                                                                           -----------
TOTAL INDONESIA                                                              1,052,000
                                                                           -----------
ISRAEL (0.6%)
INTERNET SOFTWARE & SERVICES (0.6%)
    Check Point Software Technologies, Ltd.*                     24,000        356,880
                                                                           -----------
TOTAL ISRAEL                                                                   356,880
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                                               NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
JAPAN (1.3%)
WIRELESS TELECOMMUNICATION SERVICES (1.3%)
    NTT DoCoMo, Inc.                                                436    $   822,398
                                                                           -----------
TOTAL JAPAN                                                                    822,398
                                                                           -----------
MEXICO (3.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
    Telefonos de Mexico SA de CV ADR                             64,620      1,878,504
                                                                           -----------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    America Movil SA de CV ADR                                   28,760        396,888
                                                                           -----------
TOTAL MEXICO                                                                 2,275,392
                                                                           -----------
NETHERLANDS (4.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
    Koninklijke (Royal) KPN NV*                                 168,777      1,118,733
                                                                           -----------
HOUSEHOLD DURABLES (1.7%)
    Koninklijke (Royal) Philips Electronics NV                   63,100      1,052,782
                                                                           -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
    ASML Holding NV*^                                           105,220        758,687
                                                                           -----------
TOTAL NETHERLANDS                                                            2,930,202
                                                                           -----------
NEW ZEALAND (0.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Telecom Corporation of New Zealand, Ltd.^                   122,200        286,350
                                                                           -----------
TOTAL NEW ZEALAND                                                              286,350
                                                                           -----------
NORWAY (0.5%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Tandberg ASA*                                                58,800        279,021
                                                                           -----------
TOTAL NORWAY                                                                   279,021
                                                                           -----------
PORTUGAL (3.9%)
WIRELESS TELECOMMUNICATION SERVICES (3.9%)
    Vodafone Telecel - Comunicacoes Pessoais, SA                260,700      2,396,780
                                                                           -----------
TOTAL PORTUGAL                                                               2,396,780
                                                                           -----------
SOUTH KOREA (3.3%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.3%)
    Samsung Electronics Company, Ltd.                             8,600      2,013,739
                                                                           -----------
TOTAL SOUTH KOREA                                                            2,013,739
                                                                           -----------
TAIWAN (2.9%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.9%)
    Taiwan Semiconductor Manufacturing Company, Ltd. ADR        168,800      1,196,792
    United Microelectronics Corp.                             1,044,042        591,874
                                                                           -----------
                                                                             1,788,666
                                                                           -----------
TOTAL TAIWAN                                                                 1,788,666
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    BT Group PLC                                                183,300    $   472,051
                                                                           -----------
WIRELESS TELECOMMUNICATION SERVICES (2.4%)
    Vodafone Group PLC                                          833,600      1,493,542
                                                                           -----------
TOTAL UNITED KINGDOM                                                         1,965,593
                                                                           -----------
UNITED STATES (65.8%)
AEROSPACE & DEFENSE (5.1%)
    Alliant Techsystems, Inc.*                                   16,000        772,800
    L-3 Communications Holdings, Inc.*                           34,000      1,228,080
    Lockheed Martin Corp.                                         7,000        320,040
    United Technologies Corp.                                    13,500        790,830
                                                                           -----------
                                                                             3,111,750
                                                                           -----------
COMMUNICATIONS EQUIPMENT (6.2%)
    Cisco Systems, Inc.*                                        137,525      1,922,600
    Comverse Technology, Inc.*                                   61,930        631,686
    Motorola, Inc.                                               67,200        565,824
    QUALCOMM, Inc.                                               18,500        639,730
                                                                           -----------
                                                                             3,759,840
                                                                           -----------
COMPUTERS & PERIPHERALS (3.6%)
    Apple Computer, Inc.*                                        25,000        375,250
    Dell Computer Corp.*                                         48,000      1,294,080
    Hewlett-Packard Co.                                          34,732        550,502
                                                                           -----------
                                                                             2,219,832
                                                                           -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    AT&T Corp.                                                    7,820        144,983
    SBC Communications, Inc.                                     15,500        322,400
    Time Warner Telecom, Inc. Class A*                          179,000        585,330
                                                                           -----------
                                                                             1,052,713
                                                                           -----------
ELECTRICAL EQUIPMENT (2.6%)
    Harris Corp.                                                 53,100      1,590,876
                                                                           -----------
HEALTHCARE EQUIPMENT & SUPPLIES (5.3%)
    Arrow International, Inc.                                    12,000        488,148
    Biomet, Inc.                                                 44,000      1,330,120
    Medtronic, Inc.                                              31,500      1,408,050
                                                                           -----------
                                                                             3,226,318
                                                                           -----------
HOUSEHOLD DURABLES (0.7%)
    Garmin, Ltd.*                                                12,000        400,320
                                                                           -----------
INTERNET & CATALOG RETAIL (0.5%)
    eBay, Inc.*                                                   3,500        274,470
                                                                           -----------
INTERNET SOFTWARE & SERVICES (0.8%)
    VeriSign, Inc.*                                              65,500        505,005
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
IT CONSULTING & SERVICES (0.5%)
    The Titan Corp.*                                             40,000    $   318,000
                                                                           -----------
MACHINERY (1.4%)
    SPX Corp.*                                                   24,200        880,396
                                                                           -----------
MEDIA (14.5%)
    AOL Time Warner, Inc.*                                       49,433        559,582
    Clear Channel Communications, Inc.*                          48,100      1,756,131
    Comcast Corp. Class A*                                       12,648        369,574
    Comcast Corp. Special Class A*                               29,000        814,610
    Cox Radio, Inc. Class A*                                     34,500        738,300
    Gannett Company, Inc.                                        10,500        757,785
    Liberty Media Corp. Class A*                                250,000      2,297,500
    Metro-Goldwyn-Mayer, Inc.*                                   30,800        308,308
    Viacom, Inc. Class B*                                        33,500      1,243,855
                                                                           -----------
                                                                             8,845,645
                                                                           -----------
PHARMACEUTICALS (1.0%)
    Andrx Corp.*                                                 52,000        605,800
                                                                           -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.7%)
    Analog Devices, Inc.*                                        12,600        367,416
    Intel Corp.                                                 101,000      1,742,250
    Linear Technology Corp.                                       7,100        217,757
    Micron Technology, Inc.*                                     93,300        745,467
    Teradyne, Inc.*                                              32,000        370,880
                                                                           -----------
                                                                             3,443,770
                                                                           -----------
SOFTWARE (16.2%)
    Activision, Inc.*                                            28,000        417,200
    Adobe Systems, Inc.                                          42,000      1,155,000
    BMC Software, Inc.*                                          20,000        388,000
    Electronic Arts, Inc.*                                       17,900        945,120
    J. D. Edwards & Co.*                                         96,500      1,157,035
    Microsoft Corp.                                              94,250      2,233,725
    Network Associates, Inc.*                                    47,000        695,600
    Oracle Corp.*                                               100,000      1,196,000
    Take-Two Interactive Software, Inc.*,^                       33,500        700,485
    THQ, Inc.*,^                                                 17,500        213,675
    VERITAS Software Corp.*                                      45,875        781,251
                                                                           -----------
                                                                             9,883,091
                                                                           -----------
TOTAL UNITED STATES                                                         40,117,826
                                                                           -----------

TOTAL COMMON STOCKS (Cost $84,499,342)                                      60,987,447
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%), expires
    March 2003
    TelecomAsia Corp. Public Company, Ltd.*++ (Cost $0)       1,599,978    $    21,149
                                                                           -----------
TOTAL THAILAND                                                                  21,149
                                                                           -----------
SHORT-TERM INVESTMENTS (5.9%)
    AIM Institutional Fund - Liquid Asset Portfolio^^
      (Cost $2,506,706)                                       2,506,706      2,506,706

                                                                 PAR
                                                                (000)
                                                                -----
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%,
      3/03/03
    (Cost $1,092,000)                                         $   1,092      1,092,000
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,598,706)                               3,598,706
                                                                           -----------
TOTAL INVESTMENTS AT VALUE (105.9%) (Cost $88,098,048)                      64,607,302

LIABILITIES IN EXCESS OF OTHER ASSETS (-5.9%)                               (3,624,752)
                                                                           -----------

NET ASSETS (100.0%)                                                        $60,982,550
                                                                           ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
 *      Non-income producing security.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.
 ^      Security or portion thereof is out on loan.
^^ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
February 28, 2003 (Unaudited)

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (100.0%)
ISRAEL (1.8%)
PHARMACEUTICALS (1.8%)
    Teva Pharmaceutical Industries, Ltd. ADR                     19,200    $   725,376
                                                                           -----------
TOTAL ISRAEL                                                                   725,376
                                                                           -----------
UNITED KINGDOM (2.9%)
PHARMACEUTICALS (2.9%)
    Galen Holdings PLC ADR                                       21,500        476,655
    Shire Pharmaceuticals Group PLC ADR*                         41,200        648,117
                                                                           -----------
                                                                             1,124,772
                                                                           -----------
TOTAL UNITED KINGDOM                                                         1,124,772
                                                                           -----------
UNITED STATES (95.3%)
BIOTECHNOLOGY (22.4%)
    Affymetrix, Inc.*                                            95,500      2,521,200
    Amgen, Inc.*                                                 22,700      1,240,328
    Applera Corp. - Celera Genomics Group*                       72,600        598,950
    Cubist Pharmaceuticals, Inc.*                                22,300        183,306
    IDEC Pharmaceuticals Corp.*                                  46,900      1,348,375
    Invitrogen Corp.*                                            29,400        912,576
    Medarex, Inc.*                                               59,400        165,726
    Medimmune, Inc.*                                             33,800      1,014,338
    OSI Pharmaceuticals, Inc.*                                   13,900        205,442
    Protein Design Labs, Inc.*                                   50,300        384,795
    Transkaryotic Therapies, Inc.*                               47,500        237,975
                                                                           -----------
                                                                             8,813,011
                                                                           -----------
HEALTHCARE EQUIPMENT & SUPPLIES (9.9%)
    Biomet, Inc.                                                 18,200        550,186
    Fisher Scientific International, Inc.*                       26,700        767,091
    Medtronic, Inc.                                              36,100      1,613,670
    Respironics, Inc.*                                           20,200        627,210
    Therasense, Inc.*                                            38,600        334,276
                                                                           -----------
                                                                             3,892,433
                                                                           -----------
HEALTHCARE PROVIDERS & SERVICES (27.8%)
    AdvancePCS*                                                  18,000        503,100
    AmerisourceBergen Corp.                                      11,100        610,500
    Anthem, Inc.*                                                30,800      1,835,988
    Caremark Rx, Inc.*                                           28,200        492,372
    Community Health Systems, Inc.*                              29,800        558,750
    Express Scripts, Inc.*                                       22,800      1,179,216
    HCA, Inc.                                                    13,300        548,492
    Health Management Associates, Inc. Class A                   38,700        693,504
    Laboratory Corporation of America Holdings*                  20,952        581,837
    LifePoint Hospitals, Inc.*                                   44,200        937,040
    Omnicare, Inc.                                               35,700        902,496
    Quest Diagnostics, Inc.*                                     12,800        675,328
    Select Medical Corp.*                                        29,700        395,010

                 See Accompanying Notes to Financial Statements.

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONCLUDED)
UNITED STATES (CONCLUDED)
HEALTHCARE PROVIDERS & SERVICES (concluded)
    WebMD Corp.*                                                104,500    $ 1,002,155
                                                                           -----------
                                                                            10,915,788
                                                                           -----------
IT CONSULTING & SERVICES (2.2%)
    Priority Healthcare Corp. Class B*                           38,600        873,132
                                                                           -----------
PHARMACEUTICALS (33.0%)
    Andrx Corp.*                                                 41,900        488,135
    CollaGenex Pharmaceuticals, Inc.*                            64,400        583,464
    Johnson & Johnson                                            28,412      1,490,209
    King Pharmaceuticals, Inc.*                                  98,249      1,645,671
    Mylan Laboratories, Inc.                                     50,100      1,430,355
    Pfizer, Inc.                                                 36,425      1,086,194
    Pharmacia Corp.                                              39,297      1,623,752
    Scios, Inc.*                                                 38,400      1,675,776
    Sepracor, Inc.*                                              70,200        867,672
    SICOR, Inc.*                                                 91,400      1,356,376
    Watson Pharmaceuticals, Inc.*                                 8,600        265,998
    Wyeth                                                        13,700        482,925
                                                                           -----------
                                                                            12,996,527
                                                                           -----------
TOTAL UNITED STATES                                                         37,490,891
                                                                           -----------
TOTAL COMMON STOCKS (Cost $44,576,399)                                      39,341,039
                                                                           -----------
                                                                PAR
                                                               (000)
                                                               -----
SHORT-TERM INVESTMENT (0.3%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%,
    3/03/03
    (Cost $131,000)                                             $   131        131,000
                                                                           -----------
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost $44,707,399)                      39,472,039

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                                 (113,888)
                                                                           -----------
NET ASSETS (100.0%)                                                        $39,358,151
                                                                           ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
*  Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)

                                                                   GLOBAL        GLOBAL HEALTH
                                                               TECHNOLOGY FUND   SCIENCES FUND
                                                               ---------------   -------------
ASSETS
    Investments at value, including collateral for securities
      on loan of $2,506,706, $0, respectively
      (Cost $88,098,048, $44,707,399, respectively) (Note 1)   $   64,607,3021   $  39,472,039
    Cash                                                                   807             403
    Foreign currency at value (cost $45, $0, respectively)                  42              --
    Dividend and interest receivable                                    20,057          16,017
    Receivable for fund shares sold                                     18,078           2,915
    Receivable from investment adviser (Note 2)                             --           1,160
    Prepaid expenses and other assets                                   22,981          21,166
                                                               ---------------   -------------
      Total Assets                                                  64,669,267      39,513,700
                                                               ---------------   -------------
LIABILITIES
    Advisory fee payable (Note 2)                                       53,459              --
    Administrative services fee payable (Note 2)                         8,091           6,557
    Payable upon return of securities loaned (Note 1)                2,506,706              --
    Payable for investments purchased                                  854,599              --
    Payable for fund shares redeemed                                    61,559          36,854
    Distribution fee payable (Note 2)                                   11,771           7,450
    Directors' fee payable                                               2,625           1,515
    Other accrued expenses payable                                     187,907         103,173
                                                               ---------------   -------------
      Total Liabilities                                              3,686,717         155,549
                                                               ---------------   -------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                             3,432           2,923
    Paid-in capital                                                318,073,261      49,780,272
    Accumulated net investment loss                                   (474,803)       (266,911)
    Accumulated net realized loss on investments
      and foreign currency translations                           (233,123,626)     (4,923,051)
    Net unrealized depreciation from investments
      and foreign currency translations                            (23,495,714)     (5,235,082)
                                                               ---------------   -------------
      Net Assets                                               $    60,982,550   $  39,358,151
                                                               ===============   =============
COMMON SHARES
    Net assets                                                 $    60,099,948   $  39,264,118
    Shares outstanding                                               3,381,902       2,915,531
                                                               ---------------   -------------
    Net asset value, offering price, and redemption price per
      share                                                    $         17.77   $       13.47
                                                               ===============   =============
A SHARES
    Net assets                                                 $       882,602   $      94,033
    Shares outstanding                                                  49,672           6,982
                                                               ---------------   -------------
    Net asset value and redemption price per share                      $17.77   $       13.47
                                                               ===============   =============
    Maximum offering price per share
      (net asset value/(1-5.75%))                              $         18.85   $       14.29
                                                               ===============   =============

----------
(1) Including $2,384,373 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2003 (Unaudited)

                                                                   GLOBAL        GLOBAL HEALTH
                                                               TECHNOLOGY FUND   SCIENCES FUND
                                                               ---------------   -------------
INVESTMENT INCOME (Note 1)
    Dividends                                                  $       135,450   $      63,981
    Interest                                                             8,150           2,037
    Securities lending                                                   7,756              --
    Foreign taxes withheld                                              (6,610)           (714)
                                                               ---------------   -------------
      Total investment income                                          144,746          65,304
                                                               ---------------   -------------
EXPENSES
    Investment advisory fees (Note 2)                                  332,643         208,934
    Administrative services fees (Note 2)                               38,439          34,420
    Distribution fees (Note 2)                                          83,161          52,234
    Transfer agent fees (Note 2)                                       246,953          94,397
    Printing fees (Note 2)                                              56,084          48,436
    Legal fees                                                          26,727          34,435
    Registration fees                                                   20,662          20,407
    Custodian fees                                                      18,917           2,943
    Audit fees                                                          10,978           1,317
    Directors' fees                                                      5,823           4,741
    Insurance expense                                                    3,192           3,134
    Interest expense                                                       837             465
    Miscellaneous expense                                                   56           2,310
                                                               ---------------   -------------
      Total expenses                                                   844,472         508,173
    Less: fees waived (Note 2)                                        (295,615)       (175,958)
                                                               ---------------   -------------
      Net expenses                                                     548,857         332,215
                                                               ---------------   -------------
       Net investment loss                                            (404,111)       (266,911)
                                                               ---------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                             (13,961,742)    (1,876,496)
    Net realized loss on foreign currency transactions                  (6,586)             --
    Net change in unrealized appreciation (depreciation) from
      investments                                                    9,898,261       1,667,446
    Net change in unrealized appreciation (depreciation) from
      foreign currency translations                                    (60,127)            119
                                                               ---------------   -------------
    Net realized and unrealized loss from investments
      and foreign currency related items                            (4,130,194)       (208,931)
                                                               ---------------   -------------
    Net decrease in net assets resulting from operations       $    (4,534,305)  $    (475,842)
                                                               ===============   =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          GLOBAL TECHNOLOGY FUND
                                                                                   -------------------------------------
                                                                                   FOR THE SIX MONTHS
                                                                                         ENDED            FOR THE YEAR
                                                                                   FEBRUARY 28, 2003           ENDED
                                                                                      (UNAUDITED)        AUGUST 31, 2002
                                                                                   ------------------    ---------------
FROM OPERATIONS
  Net investment loss                                                              $         (404,111)   $    (1,021,530)
  Net realized gain (loss) from investments and foreign currency transactions             (13,968,328)       (88,225,291)
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                           9,838,134         38,485,777
                                                                                   ------------------    ---------------
    Net decrease in net assets resulting from operations                                   (4,534,305)       (50,761,044)
                                                                                   ------------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                              3,916,620         43,813,941
  Shares exchanged due to merger                                                                   --          7,288,417
  Net asset value of shares redeemed                                                      (11,062,188)       (75,183,945)
                                                                                   ------------------    ---------------
    Net decrease in net assets from capital share transactions                             (7,145,568)       (24,081,587)
                                                                                   ------------------    ---------------
  Net decrease in net assets                                                              (11,679,873)       (74,842,631)
NET ASSETS

  Beginning of period                                                                      72,662,423        147,505,054
                                                                                   ------------------    ---------------
  End of period                                                                    $       60,982,550    $    72,662,423
                                                                                   ==================    ===============
  ACCUMULATED NET INVESTMENT LOSS                                                  $         (474,803)   $       (70,692)
                                                                                   ==================    ===============

                 See Accompanying Notes to Financial Statements.

                                                                                        GLOBAL HEALTH SCIENCES FUND
                                                                                   -------------------------------------
                                                                                   FOR THE SIX MONTHS
                                                                                         ENDED            FOR THE YEAR
                                                                                   FEBRUARY 28, 2003          ENDED
                                                                                       (UNAUDITED)       AUGUST 31, 2002
                                                                                   ------------------    ---------------
FROM OPERATIONS
  Net investment loss                                                              $         (266,911)   $      (977,229)
  Net realized gain (loss) from investments and foreign currency transactions              (1,876,496)         2,371,402
  Net change in unrealized appreciation (depreciation) from investments and
    foreign currency translations                                                           1,667,565        (21,722,994)
                                                                                   ------------------    ---------------
    Net decrease in net assets resulting from operations                                     (475,842)       (20,328,821)
                                                                                   ------------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                                934,752         20,189,724
  Shares exchanged due to merger                                                                   --                 --
  Net asset value of shares redeemed                                                       (5,615,949)       (56,446,309)
                                                                                   ------------------    ---------------
    Net decrease in net assets from capital share transactions                             (4,681,197)       (36,256,585)
                                                                                   ------------------    ---------------
  Net decrease in net assets                                                               (5,157,039)       (56,585,406)
NET ASSETS

  Beginning of period                                                                      44,515,190        101,100,596
                                                                                   ------------------    ---------------
  End of period                                                                    $       39,358,151    $    44,515,190
                                                                                   ==================    ===============
  ACCUMULATED NET INVESTMENT LOSS                                                  $         (266,911)   $            --
                                                                                   ==================    ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                             FOR THE SIX MONTHS
                                                  ENDED
                                             FEBRUARY 28, 2003                         FOR THE YEAR ENDED AUGUST 31,
                                                (UNAUDITED)             2002        2001          2000         1999        1998
                                             ------------------        -------    ---------     ---------    ---------    --------
PER SHARE DATA
  Net asset value, beginning of period       $            19.00        $ 29.11    $   69.11     $   41.22    $   20.54    $  17.30
                                             ------------------        -------    ---------     ---------    ---------    --------
INVESTMENT OPERATIONS
  Net investment loss                                     (0.11)(1)      (0.28)(1)    (0.75)        (0.44)       (0.04)      (0.01)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                        (1.12)         (9.83)      (36.86)        29.56        23.56        4.29
                                             ------------------        -------    ---------     ---------    ---------    --------
      Total from investment operations                    (1.23)        (10.11)      (37.61)        29.12        23.52        4.28
                                             ------------------        -------    ---------     ---------    ---------    --------

LESS DISTRIBUTIONS
  Distributions from net realized gains                      --             --        (2.39)        (1.23)       (2.84)      (1.04)
                                             ------------------        -------    ---------     ---------    ---------    --------
NET ASSET VALUE, END OF PERIOD               $            17.77        $ 19.00    $   29.11     $   69.11    $   41.22    $  20.54
                                             ==================        =======    =========     =========    =========    ========
      Total return(2)                                     (6.47)%       (34.73)%     (55.72)%       70.99%      120.73%      25.38%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)   $           60,100        $71,473    $ 147,504     $ 471,455    $  65,165    $    718
    Ratio of expenses to average net assets                1.65%(3),(4)   1.65%(3)     1.67%(3)      1.66%(3)     1.65%       1.65%
    Ratio of net investment loss to average
      net assets                                          (1.21)%(4)     (0.90)%      (1.14)%       (0.89)%      (0.35)%     (0.03)%
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                       0.89%(4)       0.51%        0.15%         0.11%        0.87%       5.21%
  Portfolio turnover rate                                    21%            68%         100%          143%         203%        169%

----------
(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00%, .02%, and .02% for the years ended August 31, 2002, 2001, and 2000, respectively. The operating expense ratio after reflecting these arrangements was 1.65%, 1.65%, and 1.64% for the years ended August 31, 2002, 2001, and 2000, respectively. For the six months ended February 28, 2003, there were no transfer agent credits.

(4) Annualized

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                                   FOR THE SIX MONTHS    FOR THE PERIOD
                                                                                         ENDED                ENDED
                                                                                    FEBRUARY 28, 2003       AUGUST 31,
                                                                                       (UNAUDITED)            2002(1)
                                                                                   ------------------    ---------------
PER SHARE DATA
  Net asset value, beginning of period                                             $            19.00    $         29.42
                                                                                   ------------------    ---------------
INVESTMENT OPERATIONS
  Net investment loss(2)                                                                        (0.11)             (0.17)
  Net loss on investments and foreign currency related items
    (both realized and unrealized)                                                              (1.12)            (10.25)
                                                                                   ------------------    ---------------
      Total from investment operations                                                          (1.23)            (10.42)
                                                                                   ------------------    ---------------
NET ASSET VALUE, END OF PERIOD                                                     $            17.77    $         19.00
                                                                                   ==================    ===============
      Total return(3)                                                                           (6.47)%           (35.42)%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                         $              883    $         1,190
    Ratio of expenses to average net assets(4),(5)                                               1.65%              1.65%
    Ratio of net investment loss to average
       net assets(5)                                                                            (1.21)%            (1.03)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements(5)                                                    0.89%              0.76%
    Portfolio turnover rate                                                                        21%                68%

----------
(1) For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period

                                                FOR THE SIX                    FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                                MONTHS ENDED                       AUGUST 31,                     OCTOBER 31,
                                             FEBRUARY 28, 2003         ----------------------------------    ---------------------
                                                (UNAUDITED)              2002       2001        2000(1)        1999       1998
                                             ------------------        -------    --------     ---------     --------  ---------
PER SHARE DATA
  Net asset value, beginning of period         $        13.62      $   18.85    $    23.95     $   14.92      $  14.41  $   12.22
                                               --------------      ---------    ----------     ---------      --------  ---------
INVESTMENT OPERATIONS
  Net investment loss                                   (0.09)(2)      (0.23)(2)     (0.10)        (0.08)        (0.13)     (0.06)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                      (0.06)         (5.00)        (3.08)         9.11          0.64       2.97
                                               --------------      ---------    ----------     ---------      --------  ---------
      Total from investment operations                  (0.15)         (5.23)        (3.18)         9.03          0.51       2.91
                                               --------------      ---------    ----------     ---------      --------  ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                     --             --            --            --            --      (0.04)
  Distributions from net realized gains                    --             --         (1.92)           --            --      (0.68)
                                               --------------      ---------    ----------     ---------      --------  ---------
      Total dividends and distributions                    --             --         (1.92)           --            --      (0.72)
                                               --------------      ---------    ----------     ---------      --------  ---------
NET ASSET VALUE, END OF PERIOD                 $        13.47      $   13.62    $    18.85     $   23.95      $  14.92  $   14.41
                                               ==============      =========    ==========     =========      ========  =========
      Total return(3)                                   (1.10)%       (27.75)%      (14.44)%       60.52%         3.54%     25.25%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)     $       39,264      $  44,484    $  101,101     $  90,801      $ 47,574  $  64,336
    Ratio of expenses to average net assets(4)           1.59%(5)       1.59%         1.60%         1.61%(5)      1.59%      1.59%
    Ratio of net investment income (loss)
      to average net assets                             (1.28)%(5)     (1.30)%       (1.05)%       (0.94)%(5)     0.62%     (0.58)%
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                     0.84%(5)       0.56%         0.26%         0.28%(5)      0.29%      0.38%
  Portfolio turnover rate                                  11%            67%           35%          106%          146%        63%

----------
(1) Effective May 1, 2000, Global Health Sciences Fund changed its fiscal and tax year ends from October 31st to August 31st.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% and .01% for the years ended August 31, 2002 and 2001, respectively, and .02% annualized for the period November 1, 1999 to August 31, 2000. These arrangements had no effect on the Fund's expense ratios for previous periods. The operating expense ratio after reflecting these arrangements was 1.59% for the years ended August 31, 2002 and 2001, respectively, and 1.59% annualized for the period November 1, 1999 to August 31, 2000. For the six months ended February 28, 2003, there were no transfer agent credits.

(5) Annualized

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                FOR THE SIX MONTHS
                                                                      ENDED            FOR THE PERIOD
                                                                 FEBRUARY 28, 2003          ENDED
                                                                    (UNAUDITED)       AUGUST 31, 2002(1)
                                                                -------------------   ------------------
PER SHARE DATA
  Net asset value, beginning of period                            $    13.62            $    19.76
                                                                  ----------            ----------
INVESTMENT OPERATIONS
  Net investment loss(2)                                               (0.09)                (0.14)
  Net loss on investments and foreign currency related items
    (both realized and unrealized)                                     (0.06)                (6.00)
                                                                  ----------            ----------
      Total from investment operations                                 (0.15)                (6.14)
                                                                  ----------            ----------
NET ASSET VALUE, END OF PERIOD                                    $    13.47            $    13.62
                                                                  ==========            ==========
      Total return(3)                                                  (1.10)%              (31.07)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                        $       94            $       31
    Ratio of expenses to average net assets(4),(5)                      1.59%                 1.59%
    Ratio of net investment loss to average net assets(5)              (1.26)%               (1.32)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements(5)                           0.85%                 1.24%
  Portfolio turnover rate                                                 11%                   67%

----------
(1)  For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average share outstanding method.

(3) Total returns are historical and assume changes on share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for period less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the Fund's expense ratio.

(5)  Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Funds covered in this report are Credit Suisse Global Technology Fund, Inc. ("Global Technology") and Credit Suisse Global Health Sciences Fund, Inc. ("Global Health Sciences"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies. Global Technology and Global Health Sciences Funds were incorporated under the laws of the State of Maryland on July 31, 1998 and October 24, 1996, respectively.

   Investment objectives for each Fund are as follows: Global Technology seeks long-term capital appreciation; Global Health Sciences seeks capital appreciation.

   Global Technology is authorized to offer four classes of shares: Common Class, Institutional Class, Advisor Class and Class A, although only Common Class and Class A shares are offered. Global Health Sciences is authorized to issue three classes of shares: Common Class, Advisor Class, and Class A, although only Common Class and Class A shares are being offered. Effective December 12, 2001, the Funds closed the Common Class shares to new investors. Common Class shares for each Fund bear expenses paid pursuant to a distribution agreement at an annual rate of .25% of the average daily net assets of each Fund's Common Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net assets of each Fund's Class A shares. In addition, the Common Class and Class A shares bear co-administration fees.

   Effective as of the close of business on April 26, 2002 the Global Technology Fund acquired all of the net assets of the Credit Suisse Technology Fund ("Technology Fund") in a tax-free exchange of shares. The shares exchanged were 221,743 shares of the Common Class shares of Global Technology (valued at $5,507,646) for 1,495,563 shares of the Common Class of the Technology Fund, 34,693 shares of Class A shares of Global Technology (valued at $861,096) for 235,172 shares of the Class A shares of the Technology Fund, 24,002 shares of Class A shares of Global Technology (valued at $595,518) for 162,261 shares of the Class B Shares of the Technology Fund, 13,068 shares of Class A shares of Global Technology (valued at $324,157) for 89,071 shares of the Class A Shares of the Technology Fund. The aggregate net assets of Technology and Global Technology immediately before the acquisition were $7,288,417 which included ($8,507,702) of unrealized depreciation and $99,665,575 respectively, and the combined net assets of the Global Technology after the acquisition were $106,953,992.

   A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's fair value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At February 28, 2003, the Funds had no open forward foreign currency contracts.

   I) SHORT SALES -- When the Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in the price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with them. A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its net assets.

   J) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by Global Technology with respect to such loans at February 28, 2003 was as follows:

              MARKET VALUE OF                           VALUE OF
             SECURITIES LOANED                     COLLATERAL RECEIVED
             -----------------                     -------------------
               $    2,384,373                         $    2,506,706

   Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by Global Technology and Global Health Sciences to act as the Funds' securities lending agent. CSFB has agreed to charge the Funds fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

   For the six months ended February 28, 2003, Global Technology earned $7,756 from securities lending transactions and Global Health Sciences had no earnings.

   K) OTHER -- The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or gains are earned.

   The Funds invest a high percentage of their assets in specific sectors of the market, especially technology and health sciences. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on each Fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. Each fund under normal market conditions, invests at least 80% of their net assets, plus borrowings for investment purposes, in a group of related industries within the technology and health sciences sectors, as applicable, of the market.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive a fee from each Fund at an annual rate of 1.00% of its average daily net assets. For the six months ended

February 28, 2003, investment advisory fees earned and voluntarily waived for each Fund were as follows:

                                  GROSS                       NET
                                 ADVISORY                   ADVISORY      EXPENSE
     FUND                          FEE         WAIVER         FEE      REIMBURSEMENTS
     ----                       ---------   ------------   ---------   --------------
     Global Technology          $ 332,643   $   (295,615)  $  37,028     $    --
     Global Health Sciences       208,934       (175,958)     32,976          --

   During the period covered by this report, management determined that the Global Technology Fund's advisory contract had lapsed due to an administrative error. CSAM is taking all necessary steps to remedy this error, including obtaining Board approval and seeking shareholder approval of retention or payment of fees paid or payable to CSAM during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract. Disclosure in these financial statements related to or dependent upon CSAM's advisory fees have been set forth assuming that this remedial action has been taken.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") each an affiliate of CSAM, are sub-investment advisers to each Fund. CSAM Ltd. U.K. and CSAM Ltd. Japan's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Funds.

   Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), an affiliate of CSAM, became a sub-investment adviser to each Fund. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Funds.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as each Fund's co-administrators.

   For co-administrative services, CSAMSI currently receives a fee for Common Class shares of Global Technology calculated at an annual rate of .05% of the first $125 million in average daily net assets and .10% of the average daily net assets over $125 million. For Class A shares, CSAMSI receives a fee calculated at an annual rate of .10% of the average daily net assets of the class. For Global Health Sciences, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common Class shares and Class A shares.

   For the six months ended February 28, 2003, co-administrative services fees earned by CSAMSI were as follows:

          FUND                                     CO-ADMINISTRATOR FEE
          ----                                     --------------------
          Global Technology                           $     16,632
          Global Health Sciences                            20,893

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

          AVERAGE DAILY NET ASSETS                      ANNUAL RATE
          ------------------------                      -----------
          First $5 billion                   .050% of average daily net assets
          Next $5 billion                    .035% of average daily net assets
          Over $10 billion                   .020% of average daily net assets

   For the six months ended February 28, 2003, co-administrative service fees earned by SSB (including out-of-pocket expenses) were as follows:


          FUND                                     CO-ADMINISTRATOR FEE
          ----                                     --------------------
          Global Technology                           $     21,807
          Global Health Sciences                            13,527

   In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 and under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares of each Fund. For Class A shares, the fee is calculated at an annual rate of ..25% of the average daily net assets of the Class A shares. For the six months ended February 28, 2003, distribution fees earned by CSAMSI were as follows:

          FUND                                        DISTRIBUTION FEE
          ----                                        ----------------
          Global Technology
           Common Class                                 $     81,855
           Class A                                             1,306
                                                        ------------
                                                              83,161

          Global Health Sciences
           Common Class                                 $     52,138
           Class A                                                96
                                                        ------------
                                                              52,234

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the six months ended February 28, 2003, the Funds reimbursed CSAM the following amounts, which is included in the Funds' transfer agent expense as follows:

          FUND                                            AMOUNT
          ----                                          -----------
          Global Technology                              $   74,961
          Global Health Sciences                             38,203

   For the six months ended February 28, 2003 CSAMSI and its affiliates advised the Funds that they retained the following amounts from commissions earned on the sale of the Funds' shares:

          FUND                                            AMOUNT
          ----                                          -----------
          Global Technology                              $      211
          Global Health Sciences                              4,093

   For the six months ended February 28, 2003, the Global Health Sciences Fund paid $14,074 in brokerage commissions from portfolio transactions with CSFB.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing and fulfillment services. For the six months ended February 28, 2003, Merrill was paid for its services to the Funds as follows:

          FUND                                            AMOUNT
          ----                                          -----------
          Global Technology                              $    6,801
          Global Health Sciences                              6,577

NOTE 3. LINE OF CREDIT

   The Funds, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the

Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At February 28, 2003 and during the six months ended February 28, 2003, the Funds had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

          FUND                                    PURCHASES            SALES
          ----                                  -------------       ------------
          Global Technology                     $  13,754,547       $ 19,082,637
          Global Health Sciences                    4,527,025          8,566,846

   At February 28, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:

                                                       UNREALIZED      UNREALIZED     NET UNREALIZED
          FUND                     IDENTIFIED COST    APPRECIATION    DEPRECIATION     DEPRECIATION
          ----                     ---------------   -------------   -------------   ---------------
          Global Technology        $    88,098,048   $   2,433,337   $ (25,924,083)  $   (23,490,746)
          Global Heath Sciences         44,707,399       6,773,418     (12,008,778)       (5,235.360)

NOTE 5. CAPITAL SHARE TRANSACTIONS

   Each Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                   GLOBAL TECHNOLOGY FUND
                                -----------------------------------------------------------
                                                       COMMON CLASS
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                FEBRUARY 28, 2003 (UNAUDITED)        AUGUST 31, 2002
                                -----------------------------------------------------------
                                  SHARES           VALUE          SHARES          VALUE
                                ----------   ----------------   -----------   -------------
Shares sold                        207,725   $      3,843,619     1,483,408   $  40,699,743
Shares exchanged due to merger          --                 --       221,743       5,507,646
Shares redeemed                   (588,110)       (10,750,213)   (3,010,011)    (74,973,602)
                                ----------   ----------------   -----------   -------------
Net decrease                      (380,385)  $     (6,906,594)   (1,304,860)  $ (28,766,213)
                                ==========   ================   ===========   =============

                                                   GLOBAL TECHNOLOGY FUND
                                -----------------------------------------------------------
                                                           CLASS A
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                FEBRUARY 28, 2003 (UNAUDITED)        AUGUST 31, 2002(1)
                                -----------------------------------------------------------
                                  SHARES           VALUE          SHARES          VALUE
                                ----------   ----------------   -----------   -------------
Shares sold                          4,018   $         73,001           675   $   3,114,198
Shares exchanged due to merger          --                 --        71,763       1,780,771
Shares redeemed                    (16,974)          (311,975)       (9,810)       (210,343)
                                ----------   ----------------   -----------   -------------
Net increase (decrease)            (12,956)  $       (238,974)       62,628   $   4,684,626
                                ==========   ================   ===========   =============

                                                GLOBAL HEALTH SCIENCES FUND
                                -----------------------------------------------------------
                                                       COMMON CLASS
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                FEBRUARY 28, 2003 (UNAUDITED)        AUGUST 31, 2002
                                -----------------------------------------------------------
                                  SHARES           VALUE          SHARES          VALUE
                                ----------   ----------------   -----------   -------------
Shares sold                         62,309   $        856,110     1,097,841   $  20,153,575
Shares redeemed                   (413,543)        (5,600,471)   (3,195,361)    (56,446,309)
                                ----------   ----------------   -----------   -------------
Net decrease                      (351,234)  $     (4,744,361)   (2,097,520)  $ (36,392,734)
                                ==========   ================   ===========   =============

                                                GLOBAL HEALTH SCIENCES FUND
                                -----------------------------------------------------------
                                                           CLASS A
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                FEBRUARY 28, 2003 (UNAUDITED)        AUGUST 31, 2002(1)
                                -----------------------------------------------------------
                                  SHARES           VALUE          SHARES          VALUE
                                ----------   ----------------   -----------   -------------
Shares sold                          5,848   $         78,642         2,260   $      36,149
Shares redeemed                     (1,126)           (15,478)           --              --
                                ----------   ----------------   -----------   -------------
Net increase                         4,722   $         63,164         2,260   $      36,149
                                ==========   ================   ===========   =============

----------
  (1) For the period November 30, 2001 (inception date) through August 31, 2002.

   On February 28, 2003, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

                                      NUMBER OF         APPROXIMATE PERCENTAGE
                                     SHAREHOLDERS       OF OUTSTANDING SHARES
                                     ------------       -----------------------
          Global Technology
            Common Class                  2                      50%
            Class A                       1                       5%
          Global Health Sciences
            Common Class                  2                      49%
            Class A                       6                      64%

   Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. PROPOSED REORGANIZATION

   On December 12, 2002 and February 13, 2003, respectively, the Board of Directors of Global Health Sciences and Global Technology, respectively, approved, subject to shareholder approval, a proposed reorganization (the "Reorganization"). If the Reorganization is completed, each shareholder of the Funds would become a shareholder of the Credit Suisse Global Post-Venture Capital Fund (the "Acquiring Fund") and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of their respective Funds. If the shareholders of one Fund approve the Reorganization it will be effected for that Fund, even if the shareholders of the other Fund do not do so. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Funds in anticipation of a special meeting of shareholders to be held at a later date.

CREDIT SUISSE FUNDS
SHAREHOLDER MEETING RESULTS (UNAUDITED)

   A special meeting of shareholders of each Fund was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of each Fund and the results are presented below. Shares delivered not voted are included on the total for each proposal.

   To approve a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"):

                                          GLOBAL TECHNOLOGY
                         -----------------------------------------------
                                       % OF TOTAL SHARES    % OF TOTAL
                            SHARES        OUTSTANDING       SHARES VOTED
                         -----------   -----------------   -------------
          For              3,106,344           80.74%           97.64%
          Against             38,001            0.99%            1.19%
          Abstain             36,924            0.96%            1.16%

                                        GLOBAL HEATH SCIENCES
                         -----------------------------------------------
                                       % OF TOTAL SHARES    % OF TOTAL
                            SHARES        OUTSTANDING      SHARES VOTED
                         -----------   -----------------   -------------
          For              2,357,017           71.37%           96.46%
          Against             50,760            1.54%            2.08%
          Abstain             35,846            1.09%            1.47%

CREDIT SUISSE FUNDS
PRIVACY POLICY NOTICE

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

   - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

   - Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

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800-927-2874 - www.csam-americas.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPGBL-3-0203